The latest report from your
Fund's management team

ANNUAL REPORT

Institutional Series Trust

Active Bond Fund

Dividend Performers Fund

Medium Capitalization Growth Fund

Small Capitalization Growth Fund

Small Capitalization Value Fund

International Equity Fund

FEBRUARY 29, 2000

[A 7/16" x 7/16" John Hancock Funds logo at the bottom of the page. A box sectioned in quadrants with a triangle in upper left, a circle in upper right, a cube in lower left and a diamond in lower right. A tag line below reads "A Global Investment Management Firm."]


Table of Contents
                                                                      Page
1) CEO Corner                                                            3
2) Portfolio Manager Commentary

This commentary reflects the views of the portfolio managers or portfolio management team through the end of each Fund's period discussed in this report. Of course, the managers' or team's views are subject to change as market and other conditions warrant.

   John Hancock Active Bond Fund                                         4
   John Hancock Dividend Performers Fund                                 7
   John Hancock Medium Capitalization Growth Fund                       10
   John Hancock Small Capitalization Growth Fund                        13
   John Hancock Small Capitalization Value Fund                         16
   John Hancock International Equity Fund                               19
3) Financial Statements                                                 22
4) Notes To Financial Statements                                        63


TRUSTEES
Stephen L. Brown
James F. Carlin*
William H. Cunningham
Ronald R. Dion*
Maureen R. Ford
Anne C. Hodsdon
Charles L. Ladner
Steven R. Pruchansky*
Richard S. Scipione
Lt. Gen. Norman H. Smith, USMC (Ret.)
John P. Toolan
* Members of Audit Committee

OFFICERS
Stephen L. Brown
Chairman
Maureen R. Ford
Vice Chairman and Chief Executive Officer
Anne C. Hodsdon
President, Chief Operating Officer and
Chief Investment Officer
Osbert M. Hood
Executive Vice President and
Chief Financial Officer
Susan S. Newton
Vice President and Secretary
James J. Stokowski
Vice President and Treasurer
Thomas H. Connors
Vice President and Compliance Officer

CUSTODIANS
International Equity Fund
State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110

Active Bond Fund
Dividend Performers Fund
Medium Capitalization Growth Fund
Small Capitalization Growth Fund
Small Capitalization Value Fund
Investors Bank & Trust Company
200 Clarendon Street
Boston, MA 02116

TRANSFER AGENT
John Hancock Signature Services, Inc.
1 John Hancock Way Suite 1000
Boston, MA 02217-1000

INVESTMENT ADVISER
John Hancock Advisers, Inc.
101 Huntington Avenue
Boston, MA 02199-7603

SUB-INVESTMENT ADVISER
International Equity Fund
Indocam International Investment Services
90 Boulevard Pasteur
Paris, France 75015

PRINCIPAL DISTRIBUTOR
John Hancock Funds, Inc.
101 Huntington Avenue
Boston, MA 02199-7603

LEGAL COUNSEL
Hale and Dorr LLP
60 State Street
Boston, MA 02109

INDEPENDENT AUDITORS
Deloitte & Touche LLP
200 Berkeley Street
Boston, MA 02116-5022



CEO CORNER

[A 1" x 1" photo of Maureen R. Ford, Vice Chairman and Chief Executive Officer, flush right next to second paragraph.]

DEAR FELLOW SHAREHOLDERS:

Over the last 12 months, the market's advances were restricted to an increasingly select group of stocks -- primarily in the technology and communications areas. Even those gains were accompanied by tremendous levels of daily volatility. But many other stocks, including the household blue-chip names, fell in response to a tough combination of investor apathy, rising interest rates and earnings concerns.

In this same period, bonds struggled through one of their worst years in more than two decades, as the strength of the U.S. economy and the rebound of many others around the world provoked inflation fears. Though their longer-term outlook looks brighter, in many instances bond mutual fund investors have actually lost a little ground or made only slight advances lately.

While we expect the market to broaden eventually, we also expect more volatility. More than ever, this type of environment calls for investment diversification. Since not all parts of your portfolio will perform equally well all the time, we believe it is important to allocate your assets among different types of investments and funds that target a variety of market segments. This strategy, executed under the guidance of a seasoned investment professional, could provide you with a better chance of both realizing results and weathering the market's changing conditions.

The market's disappointingly narrow focus has created a widening gap in investment performance. Keep that in mind as you read the reports from your fund portfolio management teams on the following pages. It's all too easy to get caught up in the headlines and miss what lies underneath.

Sincerely,

/S/ MAUREEN R. FORD

MAUREEN R. FORD, VICE CHAIRMAN AND CHIEF EXECUTIVE OFFICER



BY JAMES K. HO, CFA, PORTFOLIO MANAGEMENT TEAM LEADER, AND
ANTHONY A. GOODCHILD, BENJAMIN A. MATTHEWS AND TRIET NGUYEN,
PORTFOLIO MANAGERS

[A 3" x 2" photo at bottom right side of page of John Hancock Active Bond Fund. Caption below reads "Fund management team members (l-r): Ben Matthews, Jim Ho, Triet Nguyen and Tony Goodchild."]

John Hancock
Active Bond Fund

Fund produces positive results in a difficult year for bonds

The 12 months ended February 29, 2000 proved difficult for the broad fixed-income market. For the first 10 months of the period, U.S. Treasury securities experienced a severe downturn. Heightened inflation fears and successive interest-rate increases by the Federal Reserve Board caused the Treasury market to suffer its worst period since 1994. In the past two months, however, the bellwether 30-year bond appreciated in price due to the U.S. Treasury's buyback program. Investment-grade corporate bonds and high-yield debt produced gains very early on and then again near period's end, yet they too came under pressure much of the time. In midsummer, the possibility of excessive new-issuance supply added to existing inflation concerns and caused these sectors to pull back. Mortgage-backed and agency securities performed fitfully while emerging-market issues soared.

"Individual
 security
 selection
 played
 a vital
 role..."

Fund bests peers, benchmark

John Hancock Active Bond Fund produced a total return of 1.83% for the 12 months ended February 29, 2000, outperforming the -0.30% return of the average corporate debt A-rated fund, according to Lipper, Inc. The Fund's benchmark, the Lehman Brothers Government/Corporate Bond Index returned 1.23% in the same period. Historical performance information can be found on page six.

Performance explained

Several strategic moves helped the Fund outperform. We maintained a relatively defensive duration stance through early fall, keeping the Fund's duration shorter than average in anticipation of rising interest rates. Duration is a measure of a fund's sensitivity to interest rate changes. The shorter the duration, the less volatility a portfolio is likely to experience when interest rates rise. Conversely, the longer the duration in such an interest-rate environment, the greater the performance downturn. Our shorter duration approach helped buoy the Fund's share price when the Fed began tightening monetary policy.

[Bar chart at top of left hand column with heading "Fund Performance". Under the heading is a note that reads "For the year ended February 29, 2000." The chart is scaled in increments of 1% with -1% at the bottom and 4% at the top. The first bar represents the 1.83% total return for John Hancock Active Bond Fund. The second bar represents the -0.30% total return for Average corporate debt A-rated fund. The third bar represents the 1.23% total return for Lehman Brothers Government/Corporate Bond Index. A note below the chart reads "The total return for John Hancock Active Bond Fund is at net asset value with all distributions reinvested. The average corporate debt A-rated fund is tracked by Lipper, Inc. See the following page for historical performance information."]

We also increased and decreased the port folio's exposure to investment-grade corporate and high-yield bonds at the right times. We participated in the corporate sectors' run-up through mid-April of 1999 and then began paring back on positions in anticipation of oversupply and increased volatility. In early fall, we started selectively increasing the Fund's weighting once again as credit spreads (the difference in yield between bonds of different credit qualities) became attractive. In the final months of the fiscal year, credit spreads narrowed and many Fund holdings bounced back in price.

What also helped was our clustering of assets at both the long and short ends of the maturity spectrum. This "barbell" positioning allowed the Fund to benefit from the yield curve's flattening through the end of calendar 1999. Investors' confidence in the Fed's resolve to control inflation pushed long-term bond yields lower, while the Fed's rate hikes pushed short-term yields higher. Additionally, the very recent dramatic dislocation that long-term Treasury bonds experienced and the inversion of the yield curve has propelled 30-year bond prices higher, further benefiting the portfolio's barbell orientation.

Individual security selection played a vital role in how the Fund performed, particularly in the telecommunications, wireless and cable arenas. Companies such as CSC Holdings, Worldwide Fiber, Metromedia Fiber Network and Adelphia Communications were key contributors along with other issues in the real estate investment trust, energy and industrial sectors.

"We are now
 positioning
 the Fund
 for what we
 believe will
 be the
 market's
 next
 phase..."

Brighter outlook ahead

We are now positioning the Fund for what we believe will be the market's next phase -- a slowdown in the economy and declining interest rates much later in the year. We have extended the portfolio's average duration slightly so that it is now neutral to its benchmark. We are beginning to lighten up on the Fund's longer-term, investment-grade corporate and high-yield bonds in favor of more intermediate issues with less credit risk. Higher-quality issues are garnering our increased attention as well. We are also moving away from a barbell posture and looking for opportunities in the intermediate part of the Treasury yield curve, adding to government agency positions as they become attractive. By exercising the Fund's flexibility to rotate in and out of the various sectors, we believe we can position the Fund to weather the short-term choppiness that may likely lie ahead.



A LOOK AT PERFORMANCE
For the period ended December 31, 1999

                                                              SINCE
                                                     ONE    INCEPTION
                                                    YEAR    (3/30/95)
                                               ---------    ---------
Cumulative Total Returns                          (0.41%)     36.61%
Average Annual Total Returns(1)                   (0.41%)      6.78%

YIELD
As of February 29, 2000
                                              SEC 30-DAY
                                                   YIELD
                                              ----------
John Hancock Active Bond Fund(1)                   7.16%

Total return measures the change in value of an investment from the beginning to the end of a period, assuming all distributions were reinvested.

All figures represent past performance and are no guarantee of future results. Keep in mind that the total return and share price of the Fund's investments will fluctuate. As a result, your Fund's shares may be worth more or less than their original cost, depending on when you sell them. Please read your prospectus carefully before you invest or send money.

Note to Performance

(1) The Adviser has agreed to limit the Fund's expenses to 0.60% of the Fund's daily average net assets. Without the limitation of expenses, the average annual total return for the one-year and since inception periods would have been (2.44%) and 3.16%, respectively, and the yield would have been 4.83%.


WHAT HAPPENED TO
A $250,000 INVESTMENT...

The chart below shows how much a $250,000 investment in John Hancock Active Bond Fund would be worth, assuming all distributions were reinvested for the period indicated. For comparison, we've shown the same $250,000 investment in the Lehman Brothers Government/Corporate Bond Index -- an unmanaged index that measures the performance of U.S. government bonds, U.S. corporate bonds and Yankee bonds. It is not possible to invest in an index. Past performance is no guarantee of future results.

[Line chart with the heading John Hancock Active Bond Fund, representing the growth of a hypothetical $250,000 investment over the life of the fund. Within the chart are two lines. The first line represents the Lehman Brothers Government/Corporate Bond Index and is equal to $347,763 as of February 29, 2000. The second line represents the value of the hypothetical $250,000 investment made in the John Hancock Active Bond Fund on March 30, 1995 and is equal to $345,241 as of February 29, 2000.]



BY JOHN F. SNYDER, III, AND PETER M. SCHOFIELD, CFA, PORTFOLIO MANAGERS

[A 3" x 2" photo at bottom right side of page of John Hancock Dividend Performers Fund. Caption below reads "Fund management team (l-r):
William W. Young, Steve Paspal, John Snyder and Peter Schofield."]

John Hancock
Dividend Performers Fund

Tech surges, rest of the market struggles with rising interest rates

It was a tale of two markets over the last 12 months. New Economy technology, communications and biotechnology stocks surged, while Old Economy blue chips, and much of the rest of the market, struggled, especially value stocks. The discrepancy in performance grew wider and volatility rose as the year progressed, with a narrow band of stocks driving market returns. Investors enamored of the Internet and the lure of technology gains focused only on momentum stocks -- those that are going up -- while ignoring both quality and valuations. For the year ended February 29, 2000, the Standard & Poor's 500 Index returned 11.73%, the bulk of it coming from technology and communications names. To illustrate the breadth of the divide, in the same period the technology-laden Nasdaq Composite Index returned 105.27%.

Fund performance

For the year ended February 29, 2000, John Hancock Dividend Performers Fund posted a total return of 4.17% at net asset value, compared to the 3.14% return of the average large-cap value fund, according to Lipper, Inc. (Lipper recently introduced new competitive categories that more accurately reflect the portfolio holdings of the funds they track.) Historical performance information can be found on page nine.

"The Fund's
 exposure to
 technology
 stocks
 helped us
 outperform
 our peers..."

Technology helps mitigate disappointments

The Fund's exposure to technology stocks helped us outperform our peers in the period, since they helped counter the effects of the rest of the market's weaker results. While we continue to focus primarily on "dividend performer" companies that have a 10-year history of increasing dividends, our ability to invest a portion of the Fund's assets in companies that do not meet that criteria led us to up our stake in technology companies, especially last summer. That helped us when technology stocks soared in the fourth quarter of 1999. Companies such as Cisco Systems, Sun Microsystems, EMC, Intel and Hewlett-Packard were the biggest contributors to the Fund's performance. Even in this high-flying group, we concentrated on companies with most of the same characteristics as our dividend performers, meaning they generate stable earnings growth, are market leaders and have the ability to dominate or increase their market share. Early in 2000, we began to pare our technology stake slightly to lock in gains after the spectacular run up.

[Bar chart at top of left hand column with heading "Fund Performance". Under the heading is a note that reads "For the year ended February 29, 2000." The chart is scaled in increments of 2% with 0% at the bottom and 12% at the top. The first bar represents the 4.17% total return for John Hancock Dividend Performers Fund. The second bar represents the 3.14% total return for Average large-cap value fund. The third bar represents the 11.73% total return for S&P 500 Index. A note below the chart reads "The total return for John Hancock Dividend Performers Fund is at net asset value with all distributions reinvested. The average large-cap value fund is tracked by Lipper, Inc. See the following page for historical performance information."]

Retail, health care cut

We also cut our weighting in large drug-company stocks, which struggled during the year not only from neglect, but also from concerns about expiring drug patents and the unfavorable political environment around Medicare reimbursements. As a result, we sold our stakes in Bristol-Myers Squibb, Schering-Plough and Merck. In the retail group, although their fundamentals are still strong, we reduced the size of our positions in Wal-Mart Stores, Home Depot and Target in the belief that rising interest rates will inevitably cause consumer spending to slow.

Basic materials, consumer staples grow

On the other hand, we added to our weightings in basic materials and capital goods stocks, since their valuations became extremely compelling in the rush away from all but technology stocks. Yet we believe they stand to be the beneficiaries of the ongoing global recovery. So we've beefed up our holdings in cyclical companies such as Nucor and Avery Dennison. We've also recently added consumer staples giants General Mills and Sara Lee, since after a bruising period food companies have regrouped, cut costs and appear poised for the first time in a while to produce results in line with the market's expectations.

Outlook

As investors try to figure out where the market -- and technology stocks -- are headed, we are likely to experience more volatility going forward. We will monitor our technology stake and perhaps even reduce it some more if we think they have become overextended. As the economy slows, which we believe it will later in the year, we also believe that participation in the market's bounty will eventually broaden, allowing a greater number of stocks -- including our dividend performers -- to prosper.



A LOOK AT PERFORMANCE
For the period ended December 31, 1999

                                                              SINCE
                                                     ONE    INCEPTION
                                                    YEAR    (3/30/95)
                                                  ------   ----------
Cumulative Total Returns                          13.38%      151.99%
Average Annual Total Returns(1)                   13.38%       21.45%

Total return measures the change in value of an investment from the beginning to the end of a period, assuming all distributions were reinvested.

All figures represent past performance and are no guarantee of future results. Keep in mind that the total return and share price of the Fund's investments will fluctuate. As a result, your Fund's shares may be worth more or less than their original cost, depending on when you sell them. Please read your prospectus carefully before you invest or send money.

Note to Performance

(1) The Adviser has agreed to limit the Fund's expenses to 0.70% of the Fund's daily average net assets. Without the limitation of expenses, the average annual total return for the one-year and since inception periods would have been 13.03% and 20.38%, respectively.


WHAT HAPPENED TO
A $250,000 INVESTMENT...

The chart below shows how much a $250,000 investment in John Hancock Dividend Performers Fund would be worth, assuming all distributions were reinvested for the period indicated. For comparison, we've shown the same $250,000 investment in the Standard & Poor's 500 Index -- an unmanaged index that includes 500 widely traded common stocks and is often used as a measure of stock market performance. It is not possible to invest in an index. Past performance is no guarantee of future results.

[Line chart with the heading John Hancock Dividend Performers Fund, representing the growth of a hypothetical $250,000 investment over the life of the fund. Within the chart are two lines. The first line represents the Standard & Poor's 500 Index and is equal to $745,098 as of February 29, 2000. The second line represents the value of the hypothetical $250,000 investment made in the John Hancock Dividend Performers Fund on March 30, 1995 and is equal to $567,421 as of February 29, 2000.]



BY BARBARA C. FRIEDMAN, CFA, PORTFOLIO MANAGER

[A 3" x 2" photo at bottom right side of page of John Hancock Medium Capitalization Growth Fund. Caption below reads "Fund management team members (l-r): Barbara Friedman, Lisa Welch and John Golden."]

John Hancock
Medium Capitalization
Growth Fund

Mid-cap stocks take off; Fund posts strong return

Mid-cap stocks zoomed past large-company stocks over the last 12 months, due in large part to the formidable strength of the technology sector. In a two-tiered market, Internet, telecommunications and technology stocks in general produced the bulk of the market's gains across companies of all sizes. Most other non-tech stocks struggled with inflation fears and rising interest rates that threatened to cut into profits. After lagging larger-company stocks for several years, mid-sized companies displayed a powerful combination of valuations that were more attractive and growth prospects that were better. Investors finally took notice, pushing the Russell Midcap Growth Index up 86.87% for the year ended February 29, 2000.

"...we
 invested
 heavily in
 companies
 ...that are
 building out
 the fiber-
 optics
 network."

Performance review

John Hancock Medium Capitalization Growth Fund returned 98.13% at net asset value for the 12 months ended February 29, 2000. That compared to the 128.49% return of the average mid-cap growth fund, according to Lipper, Inc. (Lipper recently introduced new competitive categories that more accurately reflect the average portfolio holdings of the funds they track.) See page 12 for historical performance information.

The Fund benefited from our focus on companies with market capitalizations between $1 billion and $10 billion, particularly in the technology sector, including telecommunications. A surge of mid-cap buyouts, such as Omnipoint and Oak Industries, also helped. While our technology weighting was at the market's average, many of our peers had a more significant exposure to the sector, and that gave them a performance edge. We chose instead to maintain a more diversified portfolio of stocks across a broad range of sectors.

[Bar chart at top of left hand column with heading "Fund Performance". Under the heading is a note that reads "For the year ended February 29, 2000." The chart is scaled in increments of 25% with 0% at the bottom and 150% at the top. The first bar represents the 98.13% total return for John Hancock Medium Capitalization Growth Fund. The second bar represents the 128.49% total return for Average mid-cap growth fund. The third bar represents the 86.87% total return for Russell Midcap Growth Index. A note below the chart reads "The total return for John Hancock Medium Capitalization Growth Fund is at net asset value with all distributions reinvested. The average mid-cap growth fund is tracked by Lipper, Inc. See the following page for historical performance information."]

Telecommunication leads

Throughout the year, we invested heavily in companies like NEXTLINK Communications, Global Crossing and McLeodUSA that are building out the fiber-optics network. More recently, we began to take positions in the companies that manufacture the optical equipment used in these fiber-optic networks, including Oak Industries and NetOptics. These two companies have recently been bought by Corning, which supplies the fiber for the networks. Other stellar performers included telecommunications semiconductor company Conexant Systems, and Comverse Technology and QUALCOMM, both of which provide equipment to the telecom industry. Conexant's stock was up 1,100% since we bought it in January 1999, and many of our other telecom names returned anywhere from 100% to 600%.

Software, Internet, media winners

In the software sector, i2 Technologies, a leader in inventory and production management software, rose by more than 1,000%, and VERITAS Software was up nearly 600% as demand for their products grew. We also benefited from owning CMGI, a holding company with a portfolio of Internet stocks. Media companies were also strong performers, including AMFM, a radio company that is being bought by Clear Channel Communications.

"We chose
 ...to main-
 tain a more
 diversified
 portfolio
 of stocks
 across a
 broad range
 of sectors."

Finance cut, biotech grows

During the year we cut back on insurance and bank stocks, which were hurt by rising interest rates. Within health care, we shifted our focus from health services companies, which weakened as concerns grew about Medicare reimbursement levels, to biotechnology, adding stocks like Affymetrix. That served us well as the group surged later in the period. Our energy stocks were also solid performers. We began adding to them early last year when oil prices were low, and then we took profits and began reducing our position as energy prices shot up. Lately, we've begun to build the position back up as oil prices have held firm at their higher level.

Opportunities ahead

While we caution shareholders that it is unrealistic to expect another year of nearly 100% gains, we do believe lots of opportunities still exist. That said, we expect the U.S. economy to slow later this year as the result of higher interest rates, which could also cut into corporate profits. In this environment, strong stock selection becomes even more important, to avoid companies whose profit margins may deteriorate. Because we also expect the economies of Europe and Asia to accelerate, we will continue to increase our exposure to mid-cap names with an international presence, concentrating on sectors that we already like.



A LOOK AT PERFORMANCE
For the period ended December 31, 1999

                                                              SINCE
                                                  ONE       INCEPTION
                                                 YEAR       (4/11/95)
                                              ----------   ----------
Cumulative Total Returns                       60.19%(2)     183.12%
Average Annual Total Returns(1)                60.19%(2)      24.65%

Total return measures the change in value of an investment from the beginning to the end of a period, assuming all distributions were reinvested.

All figures represent past performance and are no guarantee of future results. Keep in mind that the total return and share price of the Fund's investments will fluctuate. As a result, your Fund's shares may be worth more or less than their original cost, depending on when you sell them. Please read your prospectus carefully before you invest or send money.

Notes to Performance

(1) The Adviser has agreed to limit the Fund's expenses to 0.90% of the Fund's daily average net assets. Without the limitation of expenses, the average annual total return for the one-year and since inception periods would have been 59.85% and 23.90%, respectively.

(2) The Fund's recent returns occurred during an unusual period of performance in certain areas of the market in which the Fund invests.


WHAT HAPPENED TO
A $250,000 INVESTMENT...

The chart below shows how much a $250,000 investment in John Hancock Medium Capitalization Growth Fund would be worth, assuming all distributions were reinvested for the period indicated. For comparison, we've shown the same $250,000 investment in the Russell Midcap Growth Index -- an unmanaged index that contains those Russell Midcap securities with a greater-than-average growth orientation. It is not possible to invest in an index. Past performance is no guarantee of future results.

[Line chart with the heading John Hancock Medium Capitalization Growth Fund, representing the growth of a hypothetical $250,000 investment over the life of the fund. Within the chart are two lines. The first line represents the Russell Midcap Growth Index and is equal to $938,836 as of February 29, 2000. The second line represents the value of the hypothetical $250,000 investment made in the John Hancock Medium Capitalization Growth Fund on April 11, 1995 and is equal to $825,124 as of February 29, 2000.]



BY BERNICE S. BEHAR, CFA, PORTFOLIO MANAGEMENT TEAM LEADER, AND LAURA J. ALLEN, CFA, AND ANURAG PANDIT, CFA, PORTFOLIO MANAGERS

[A 2" x 2" photo at bottom right side of page of John Hancock Small Capitalization Growth Fund. Caption below reads "Fund management team members (l-r): Anurag Pandit, Bernice Behar and Laura Allen."]

John Hancock
Small Capitalization
Growth Fund

Small-cap stock rebound gains strength as the year progresses

Small-capitalization stocks overpowered their larger brethren in the last 12 months, sparked by the extraordinary performance of technology, communications and biotechnology companies. With their extremely cheap stock prices compared to large-company stocks, and their better-than-expected earnings, small companies finally got investors' attention -- especially those with compelling growth stories. For the year ended February 29, 2000, the Russell 2000 Growth Index returned 84.06%, while the broader S&P 500 Index returned 11.73%.

Fund outperforms benchmark and peers

Good stock picking and the surging tech sector combined to help John Hancock Small Capitalization Growth Fund produce outstanding results. For the 12 months ended February 29, 2000, the Fund returned 136.18% at net asset value, compared to the 119.36% return of the average small-cap growth fund, according to Lipper, Inc. (Lipper recently introduced new competitive categories that more accurately reflect the average portfolio holdings of the funds they track.) See page 15 for historical performance information.

"It was a
 remarkable
 and unusual
 period..."

The Fund's performance came from a broad array of stocks, including Internet, semiconductor, software and telecommunications equipment companies within the technology group, as well as health-care and communications companies. It was a remarkable and unusual period in which some of our holdings were up anywhere from 100% to 1,000%.

[Bar chart at top of left hand column with heading "Fund Performance". Under the heading is a note that reads "For the year ended February 29, 2000." The chart is scaled in increments of 25% with 0% at the bottom and 150% at the top. The first bar represents the 136.18% total return for John Hancock Small Capitalization Growth Fund. The second bar represents the 119.36% total return for Average small-cap growth fund. The third bar represents the 84.06% total return for Russell 2000 Growth Index. A note below the chart reads "The total return for John Hancock Small Capitalization Growth Fund is at net asset value with all distributions reinvested. The average small-cap growth fund is tracked by Lipper, Inc. See the following page for historical performance information."]

Biotech grows

Biotechnology companies such as Alkermes, Human Genome Sciences and IDEC Pharmaceuticals soared when investors finally realized that waves of their products were set to hit the market and that large pharmaceutical companies were forming marketing and research partnerships with them. In the second half of the period, we added a number of new biotech names, focusing on smaller companies such as NPS Pharmaceuticals that have products in late stages of developments (with more products in the works) and strong partners, such as Amgen for NPS.

"...it's
 unrealistic
 to expect a
 repeat of
 100%-plus
 returns."

Technology dominates

Telecommunications equipment and semiconductor companies skyrocketed with the continued build-out of the broadband network and mushrooming cell-phone subscriber growth. Among our best performers were cable-modem company Terayon Communi cation Systems; Powerwave Technologies, which makes power amplifiers for wireless handsets; and semiconductor companies RF MicroDevices and PMC-Sierra, both of which we sold when they grew too large for our small-cap focus.

Internet stocks also provided us with some stellar performance. We focused at first on web-hosting companies like Verio, Digex and Exodus Communications, and later on Internet infrastructure companies like WebTrends and Broadbase Software that provide information and tools to measure how the Internet and individual Web sites are being used. Some of our top performers came later in the period from the business-to-business (B2B) sub-sector, including Chemdex.

Radio shines, retail disappoints

Our media and radio stocks were also winners this year, as consolidation activity picked up and the strong economy provided a boost to advertising revenue. Cumulus Media and Citadel Communications served us well, as they are the top consolidators in the mid- and small-sized markets. Pegasus Communications, the largest rural distributor of Direct TV, saw its stock rise along with demand for satellite TV. Our biggest disappointments came from our retail stocks, such as Linens 'N Things, which suffered from fears that rising interest rates would slow consumer spending.

Going forward

After such a remarkable year, it's unrealistic to expect a repeat of 100%-plus returns. But even with their strong run up, many small-cap stock prices remain attractive relative to their growth prospects. We are maintaining our cautiously optimistic outlook, keeping an eye on rising interest rates and being selective in maintaining a diversified portfolio of high-quality small companies.

-----------------------------------------------------------------
See the prospectus for a discussion of the risks of investing in small-cap stocks.



A LOOK AT PERFORMANCE
For the period ended December 31, 1999

                                                            SINCE
                                                 ONE      INCEPTION
                                                YEAR       (5/2/96)
                                             ----------   ----------
Cumulative Total Returns                      77.12%(2)    169.06%
Average Annual Total Returns(1)               77.12%(2)     31.00%

Total return measures the change in value of an investment from the beginning to the end of a period, assuming all distributions were reinvested.

All figures represent past performance and are no guarantee of future results. Keep in mind that the total return and share price of the Fund's investments will fluctuate. As a result, your Fund's shares may be worth more or less than their original cost, depending on when you sell them. Please read your prospectus carefully before you invest or send money.

Notes to Performance

(1) The Adviser has agreed to limit the Fund's expenses to 0.90% of the Fund's daily average net assets. Without the limitation of expenses, the average annual total return for the one-year and since inception periods would have been 74.89% and 25.32%, respectively.

(2) The Fund's recent returns occurred during an unusual period of performance in certain areas of the market in which the Fund invests.


WHAT HAPPENED TO
A $250,000 INVESTMENT...

The chart below shows how much a $250,000 investment in John Hancock Small Capitalization Growth Fund would be worth, assuming all distributions were reinvested for the period indicated. For comparison, we've shown the same $250,000 investment in the Russell 2000 Index and the Russell 2000 Growth Index. The Russell 2000 Index is an unmanaged small-cap index comprised of 2,000 U.S. stocks. The Russell 2000 Growth Index is an unmanaged index containing Russell 2000 Index stocks with a greater-than-average growth orientation. It is not possible to invest in an index. Past performance is no guarantee of future results.

[Line chart with the heading John Hancock Small Capitalization Growth
Fund, representing the growth of a hypothetical $250,000 investment over the life of the fund. Within the chart are three lines. The first line represents the value of the hypothetical $250,000 investment made in the John Hancock Small Capitalization Growth Fund on May 2, 1996 and is equal to $855,067 as of February 29, 2000. The second line represents the Russell 2000 Growth Index and is equal to $488,067 as of February 29, 2000. The third line represents the Russell 2000 Index and is equal to $436,020 as of February 29, 2000.]



BY TIMOTHY E. QUINLISK, CFA, PORTFOLIO MANAGEMENT TEAM LEADER

[A 2" x 3" photo at bottom right side of page of John Hancock Small Capitalization Value Fund. Caption below reads "Tim Quinlisk, portfolio manager."]

John Hancock Small
Capitalization Value Fund

Fund outpaces its peers, as small-cap stocks stage major rally

Small-cap stocks provided investors with huge gains this past year. John Hancock Small Capitalization Value Fund fully participated in the sector's rally, returning 124.33% at net asset value for the year ended February 29, 2000. Our strategy of finding great businesses at relatively low prices compared to the company's true value again worked well, with the Fund dramatically outperforming the Russell 2000 Index's 49.28% return for the same period. The Fund also beat the average small-cap core fund, which returned 58.90% for the year, according to Lipper, Inc. (Lipper recently introduced new competitive categories that reflect more accurately the average portfolio holdings of the funds they track.) Historical performance information can be found on page 18.

"The Fund
 benefited
 from strong
 stock selec-
 tion and a
 concen-
 trated
 strategy."

Market review

Volatility rocked the stock market throughout the past year, with technology names proving to be the biggest winners. Renewed confidence in U.S. economic growth and signs of improvement overseas prompted investors to begin buying both cyclical stocks and smaller-company stocks last spring. But by mid-summer rising interest rates had ended the comeback. Investors shifted back toward technology stocks with high earnings growth prospects. Improved earnings outlooks late in the year, however, rekindled interest in small-cap stocks, which took off and kept on sailing into the new year.

Top performers

The Fund benefited from strong stock selection and a concentrated strategy. One of our largest investments and best performers was Oak Industries, which makes components for the cable, TV, wireless and fiber-optics markets. We expected Oak to spin out or sell off its Lasertron optics division. Instead, Corning, which makes the fiber for fiber-optics networks, announced it was acquiring Oak, causing Oak's stock to soar. Another great performer was Calpine, an energy company with a strong base of low-cost power plants. Penton Media, an advertising company, also did well as it successfully launched a new Internet business. Finally, we benefited from our stakes in Nielsen Media Research, a leading television ratings company that was recently bought out, and Vicor, a power conversion company with a new second-generation product.

[Bar chart at top of left hand column with heading "Fund Performance". Under the heading is a note that reads "For the year ended February 29, 2000." The chart is scaled in increments of 50% with 0% at the bottom and 150% at the top. The first bar represents the 124.33% total return for John Hancock Small Capitalization Value Fund. The second bar represents the 58.90% total return for Average small-cap core fund. The third bar represents the 49.28% total return for Russell 2000 Index. A note below the chart reads "The total return for John Hancock Small Capitalization Value Fund is at net asset value with all distributions reinvested. The average small-cap core fund is tracked by Lipper, Inc. See the following page for historical performance information."]

Technology shift

Typically investors do not think of technology stocks as value investments. However, we found many technology names at bargain prices that met our investment criteria. Early last year, when hardware companies were hit by problems in Asia, we built our stakes in stocks like Data General, ANADIGICS and Etec Systems. As these names rebounded during the summer, we scaled back and began moving into software and service names beaten down by Y2K concerns. Our focus was on companies like Wind River Systems, Aspen Technology and AXENT Technologies -- all of which took off once Y2K concerns began to ease.

Telecommunications gains

Some of our best gains came from telecommunications and related areas. We took profits in companies like Commonwealth Telephone Enterprises, a phone company serving rural eastern Pennsylvania whose stock price rose as the company penetrated new markets. Our focus shifted to higher-growth competitive local exchange carriers like CTC Communications Group, CFW Communications and Intermedia Communications, all of which did exceptionally well as they siphoned business away from the regional Bell carriers. We also benefited from owning companies like Amphenol, which makes components for the cable and wireless industries.

"...more chal-
 lenging to
 find great
 investment
 opportunities
 at unbeliev-
 able prices."

A look ahead

Although the Fund has recently had a phenom enal run, 124% returns are an historical anomaly. The recent rally in small-cap stocks will most likely make it more challenging to find great investment opportunities at unbelievable prices. But they still exist. And we remain optimistic that our disciplined investment process will help us find them. We also have many existing investments that have yet to reach what we believe to be their full value. They include companies like Financial Securities Assurance Holdings, a global municipal bond insurer; Sensormatic Electronics, which makes electronic tags to prevent shoplifting; and Iron Mountain, a paper storage company. Recent purchases like Brightpoint, a distributor of wireless phones and accessories to retailers and ANTEC, an equipment manufacturer for both the cable TV and broadband communications industries, also look promising.

-----------------------------------------------------------------
See the prospectus for a discussion of the risks of investing in small-cap stocks.



A LOOK AT PERFORMANCE
For the period ended December 31, 1999

                                                             SINCE
                                                 ONE       INCEPTION
                                                YEAR       (4/19/95)
                                             ----------   ----------
Cumulative Total Returns                     101.91%(2)     220.70%
Average Annual Total Returns(1)              101.91%(2)      28.13%

Total return measures the change in value of an investment from the beginning to the end of a period, assuming all distributions were reinvested.

All figures represent past performance and are no guarantee of future results. Keep in mind that the total return and share price of the Fund's investments will fluctuate. As a result, your Fund's shares may be worth more or less than their original cost, depending on when you sell them. Please read your prospectus carefully before you invest or send money.

Notes to Performance

(1) The Adviser has agreed to limit the Fund's expenses to 0.80% of the Fund's daily average net assets. Without the limitation of expenses, the average annual total return for the one-year and since inception periods would have been 101.24% and 26.82%, respectively.

(2) The Fund's recent returns occurred during an unusual period of performance in certain areas of the market in which the Fund invests.


WHAT HAPPENED TO
A $250,000 INVESTMENT...

The chart below shows how much a $250,000 investment in John Hancock Small Capitalization Value Fund would be worth, assuming all distributions were reinvested for the period indicated. For comparison, we've shown the same $250,000 investment in the Russell 2000 Index -- an unmanaged, small-cap index comprised of 2,000 U.S. stocks. It is not possible to invest in an index. Past performance is no guarantee of future results.

[Line chart with the heading John Hancock Small Capitalization Value Fund, representing the growth of a hypothetical $250,000 investment over the life of the fund. Within the chart are two lines. The first line represents the value of the hypothetical $250,000 investment made in the John Hancock Small Capitalization Value Fund on April 19, 1995 and is equal to $889,888 as of February 29, 2000. The second line represents the Russell 2000 Index and is equal to $592,758 as of February 29, 2000.]



BY MIREN ETCHEVERRY FOR THE PORTFOLIO MANAGEMENT TEAM

[A 2" x 2" photo at bottom right side of page of John Hancock
International Equity Fund. Caption below reads "Fund management team members (l-r): Jean-Claude Kaltenbach and Miren Etcheverry."]

John Hancock
International Equity Fund

International markets rebound from turmoil and outperform the U.S.

Recently, shareholders voted to approve a new subadvisory investment management contract with Indocam International Investment Services, effective January 1, 2000.

Overseas markets turned in strong results over the past 12 months, highlighted by the remarkable rebound of Asian markets from 1998's global economic turmoil. By association, many other emerging markets also surged, aided further by rising commodity prices. In Japan, the first signs of corporate restructuring, combined with banking reform and hints of economic recovery, boosted its market, as foreign investors came back in droves and caused the yen to strengthen versus the dollar. Europe's results were more modest for U.S. investors because the decline of the new euro currency all year eroded most of the market's gains. Overall, overseas stock markets, as measured by the MSCI All Country World Free Ex-U.S. Index, returned 31.37% during the last 12 months, far surpassing the U.S. market's return for the first time in several years. Much of the overseas advances were driven by the same technology and telecommunications frenzy that struck the U.S.

Fund performance

John Hancock International Equity Fund participated fully in the strength of the overseas markets, returning 38.84% at net asset value for the year ended February 29, 2000. An overweighting in Japan and good stock selection there helped us outperform our MSCI benchmark. For another comparison, the average international fund returned 44.15% in the period, according to Lipper, Inc. See page 21 for historical performance information. Relative to our peers, we had little exposure to emerging markets and were significantly overweighted in Europe, where results were more modest.

"...we went
 from a
 large under-
 weighting in
 Japan to a
 significant
 overweighting..."

Shifting emphasis

As we grew more confident in the prospects for recovery in Asia, we repositioned the portfolio to reflect that, moving to a more average weight in Europe -- ending the year at 57% of net assets from 80% a year ago. Like the markets in general, our Fund's best performers were our technology, telecommunications and electronics stocks across all continents, including Japan's Sony, Finland's Nokia, Germany's Mannesmann and Canada's Nortel Networks.

[Bar chart at top of left hand column with heading "Fund Performance". Under the heading is a note that reads "For the year ended February 29, 2000." The chart is scaled in increments of 10% with 0% at the bottom and 50% at the top. The first bar represents the 38.84% total return for John Hancock International Equity Fund. The second bar represents the 44.15% total return for Average international fund. The third bar represents the 31.37% total return for MSCI All Country World Free Ex-U.S. Index. A note below the chart reads "The total return for John Hancock International Equity Fund is at net asset value with all distributions reinvested. The average international fund is tracked by Lipper, Inc. See the following page for historical performance information."]

Japan

In the last 12 months, we went from a large underweighting in Japan to a significant overweighting -- from 12% of net assets a year ago to 22% -- and it was our top country performer. Sony, which recently began a major corporate restructuring, was our top holding and best-performing stock, while Nomura Securities rose as confidence grew in the financial sector. Corporate restructuring is the main theme driving the Japanese market, followed by the prospects for economic recovery, and our portfolio is composed of blue-chip companies benefiting from those trends.

"For now,
 our focus
 remains on
 Japan and
 Europe..."

Europe

We got to our reduced focus in Europe by cutting our stakes in France, Switzerland, Belgium and Ireland. Going forward, we plan to keep a market-weight position in Europe because of the growing restructuring and merger opportunities there. In addition, its economic outlook is brightening, although this could result in rising interest rates in the near term. Europe produced some of our biggest winners, but some disappointments as well, including Allied Irish Banks, which was hurt by concerns over its recent merger with a bank in Singapore.

Cautious optimism ahead

We remain encouraged about the long-term prospects for international equities, while recognizing the shorter-term uncertainties surrounding interest rates. For now, our focus remains on Japan and Europe, because of their restructuring opportunities and their potential for rapid growth in the newest generation of wireless telecom technology. We are still keeping our exposure to emerging markets minimal, since current macroeconomic and political conditions make it difficult for these companies to generate the stable earnings growth that characterizes our more conservative investment strategy. As for the Fund, the addition of a subadviser should bolster our investment capabilities, but will not alter our strategy. We will continue to own a diversified portfolio of stocks chosen through a combination of country, sector and individual stock selection.

-----------------------------------------------------------------
International investing involves special risks such as political, economic and currency risks and differences in accounting standards and financial reporting.



A LOOK AT PERFORMANCE
For the period ended December 31, 1999

                                                             SINCE
                                                   ONE     INCEPTION
                                                  YEAR     (3/30/95)
                                                 ------   ----------
Cumulative Total Returns                         34.52%     71.21%
Average Annual Total Returns(1)                  34.52%     11.97%

Total return measures the change in value of an investment from the beginning to the end of a period, assuming all distributions were reinvested.

All figures represent past performance and are no guarantee of future results. Keep in mind that the total return and share price of the Fund's investments will fluctuate. As a result, your Fund's shares may be worth more or less than their original cost, depending on when you sell them. Please read your prospectus carefully before you invest or send money.

Note to Performance

(1) The Adviser has agreed to limit the Fund's expenses to 1.00% of the Fund's daily average net assets. Without the limitation of expenses, the average annual total return for the one-year and since inception periods would have been 32.80% and 9.22%, respectively.


WHAT HAPPENED TO
A $250,000 INVESTMENT...

The chart below shows how much a $250,000 investment in John Hancock International Equity Fund would be worth, assuming all distributions were reinvested for the period indicated. For comparison, we've shown the same $250,000 investment in the Morgan Stanley Capital International
(MSCI) All Country World Free Ex-U.S. Index -- an unmanaged index that measures the performance of both developed and emerging foreign stock markets. The index represents freely traded stocks. It is not possible to invest in an index. Past performance is no guarantee of future results.

[Line chart with the heading John Hancock International Equity Fund, representing the growth of a hypothetical $250,000 investment over the life of the fund. Within the chart are two lines. The first line represents the MSCI All Country World Free Ex-U.S. Index and is equal to $458,598 as of February 29, 2000. The second line represents the value of the hypothetical $250,000 investment made in the John Hancock International Equity Fund on March 30, 1995 and is equal to $431,580 as of February 29, 2000.]



FINANCIAL STATEMENTS


Statements of Assets and Liabilities
February 29, 2000
----------------------------------------------------------------------------------------------------------
                                                        ACTIVE              DIVIDEND                MEDIUM
                                                          BOND            PERFORMERS        CAPITALIZATION
                                                          FUND                  FUND           GROWTH FUND
----------------------------------------------------------------------------------------------------------
Assets:
Investments at value -- Note C:

Bonds (cost -- $4,108,104, none and
none, respectively)                                 $3,971,828                  $ --                  $ --

Common stocks (cost -- none,
$11,115,261 and $21,951,399,
respectively)                                               --            13,554,609            35,127,512

Warrants (cost -- $103, none and none,
respectively)                                            1,600                    --                    --

Short-term investments (cost --
$242,000, $1,245,000 and $2,059,000,
respectively)                                          242,000             1,245,000             2,059,000

Corporate savings account                                1,001                   597                   968
                                             -----------------     -----------------     -----------------
                                                     4,216,429            14,800,206            37,187,480

Cash                                                        --                56,250                    --

Foreign currency, at value (cost -- $8,
none and none, respectively)                                 8                    --                    --

Receivable for forward foreign currency
exchange contracts sold -- Note A                        1,309                    --                    --

Receivable for investments sold                        147,655                    --               348,184

Receivable for shares sold                                  --                   269                    --

Receivable for futures variation margin
-- Note A                                                   --                18,225                    --

Interest receivable                                     64,285                   202                   333

Dividends receivable                                        --                20,230                 2,094

Deferred organization expenses --
Note A                                                     131                   132                   230

Receivable from John Hancock Advisers,
Inc. and affiliates -- Note B                           13,659                    --                    --

Other assets                                               248                   885                 2,348
                                             -----------------     -----------------     -----------------

Total Assets                                         4,443,724            14,896,399            37,540,669
----------------------------------------------------------------------------------------------------------
Liabilities:

Payable for forward foreign currency
exchange contracts purchased -- Note A                     994                    --                    --

Payable for investments purchased                      181,943                    --               586,409

Payable for shares repurchased                              29                    --                 4,221

Dividend payable                                           996                    --                    --

Payable to John Hancock Advisers, Inc.
and affiliates -- Note B                                    --                 8,918                29,930

Accounts payable and accrued expenses                   37,585                24,850                27,289
                                             -----------------     -----------------     -----------------

Total Liabilities                                      221,547                33,768               647,849
----------------------------------------------------------------------------------------------------------
Net Assets:

Capital paid-in                                      4,542,421            11,718,167            20,827,039

Accumulated net realized gain (loss) on
investments, financial futures
contracts and foreign currency
transactions                                          (184,575)              748,403             2,891,332

Net unrealized appreciation
(depreciation) of investments,
financial futures contracts and
foreign currency transactions                         (134,456)            2,379,577            13,176,113

Undistributed net investment income
(distributions in excess of net
investment income)                                      (1,213)               16,484                (1,664)
                                             -----------------     -----------------     -----------------

Net Assets                                          $4,222,177           $14,862,631           $36,892,820
==========================================================================================================
Net Asset Value Per Share:

(Based on 518,688, 1,100,106 and
1,748,335 shares, respectively, of
beneficial interest outstanding --
unlimited number of shares authorized
with no par value)                                       $8.14                $13.51                $21.10
==========================================================================================================

The Statement of Assets and Liabilities is each Fund's balance sheet and shows the value of what the Fund owns, is due and owes as of February 29, 2000. You'll also find the net asset value per share as of that date.

See notes to financial statements.




Statements of Assets and Liabilities (continued)

February 29, 2000
----------------------------------------------------------------------------------------------------------
                                                         SMALL                 SMALL         INTERNATIONAL
                                                CAPITALIZATION        CAPITALIZATION                EQUITY
                                                   GROWTH FUND            VALUE FUND                  FUND
----------------------------------------------------------------------------------------------------------
Assets:
Investments at value -- Note C:

Common stocks and warrants (cost --
$5,049,171, $12,259,081 and
$8,904,519, respectively)                           $8,632,736           $19,094,392           $11,729,718

Preferred stocks (cost -- none,
$277,500 and $30,171, respectively)                         --               263,514                39,536

Bonds (cost -- none, $444,093 and none,
respectively)                                               --               674,500                    --

Short-term investments (cost --
$492,000, $4,250,000 and $1,884,219,
respectively) -- Note A                                492,000             4,250,000             1,884,219

Corporate savings account                                  793                   537                    --
                                             -----------------     -----------------     -----------------
                                                     9,125,529            24,282,943            13,653,473

Cash                                                        --                    --                59,306

Foreign currency, at value (cost --
none, none and $76,053, respectively)                       --                    --                75,980

Receivable for forward foreign currency
exchange contracts sold -- Note A                           --                    --                   624

Receivable for investments sold                        114,225                    --                71,953

Receivable for shares sold                                 200                   111                    62

Interest receivable                                         81                   686                   163

Dividends receivable                                       245                 3,569                11,226

Foreign tax receivable                                      --                    --                 7,115

Deferred organization expenses --
Note A                                                   4,793                   219                   130

Receivable from John Hancock Advisers,
Inc. and affiliates -- Note B                           14,567                   656                14,467

Other assets                                               117                   491                   706
                                             -----------------     -----------------     -----------------

Total Assets                                         9,259,757            24,288,675            13,895,205
----------------------------------------------------------------------------------------------------------
Liabilities:

Payable for open forward foreign
currency exchange contracts purchased
-- Note A                                                   --                    --                 1,952

Payable for investments purchased                      321,666                    --               131,220

Payable upon return of securities on
loan -- Note A                                              --                    --               870,219

Accounts payable and accrued expenses                   29,912                30,089                43,791
                                             -----------------     -----------------     -----------------

Total Liabilities                                      351,578                30,089             1,047,182
----------------------------------------------------------------------------------------------------------
Net Assets:

Capital paid-in                                      4,563,041            15,623,201             9,723,428

Accumulated net realized gain on
investments and foreign currency
transactions                                           761,632             1,535,002               369,985

Net unrealized appreciation of
investments and foreign currency
transactions                                         3,583,565             7,051,732             2,833,497

Undistributed net investment income
(distributions in excess of net
investment income)                                         (59)               48,651               (78,887)
                                             -----------------     -----------------     -----------------

Net Assets                                          $8,908,179           $24,258,586           $12,848,023
==========================================================================================================
Net Asset Value Per Share:

(Based on 364,674, 1,341,213 and
963,483 shares, respectively, of
beneficial interest outstanding --
unlimited number of shares authorized
with no par value)                                      $24.43                $18.09                $13.33
==========================================================================================================

See notes to financial statements.





Statements of Operations
Year ended February 29, 2000
----------------------------------------------------------------------------------------------------------
                                                        ACTIVE              DIVIDEND                MEDIUM
                                                          BOND            PERFORMERS        CAPITALIZATION
                                                          FUND                  FUND           GROWTH FUND
----------------------------------------------------------------------------------------------------------
Investment Income:
Interest (including income from
securities loaned of none, $717 and
$479, respectively)                                   $372,731               $35,432               $52,534

Dividends (net of foreign withholding
tax of none, none and $37,
respectively)                                               --               204,964                59,526
                                             -----------------     -----------------     -----------------
                                                       372,731               240,396               112,060
                                             -----------------     -----------------     -----------------
Expenses:

Custodian fee                                           64,509                12,583                27,458

Registration and filing fees                            26,332                25,992                29,345

Investment management fee -- Note B                     24,923               102,379               167,714

Auditing fee                                            17,989                18,164                18,274

Printing                                                 6,086                 3,885                 4,486

Transfer agent fee -- Note B                             2,492                 8,531                10,482

Organization expense -- Note A                           1,647                 1,662                 2,046

Accounting and legal services fee --
Note B                                                     902                 3,096                 3,853

Miscellaneous                                              829                 1,376                 1,148

Trustees' fees                                             331                 1,690                   805

Legal fees                                                 202                   423                   329

Interest expense -- Note A                                  --                    --                 1,554
                                             -----------------     -----------------     -----------------

Total Expenses                                         146,242               179,781               267,494
----------------------------------------------------------------------------------------------------------
Less Expense Reductions -- Note B                     (116,309)              (60,247)              (78,665)
----------------------------------------------------------------------------------------------------------
Net Expenses                                            29,933               119,534               188,829
----------------------------------------------------------------------------------------------------------
Net Investment Income (Loss)                           342,798               120,862               (76,769)
----------------------------------------------------------------------------------------------------------
Realized and Unrealized Gain (Loss) on
Investments, Financial Futures Contracts and
Foreign Currency Transactions:

Net realized gain (loss) on investments
sold                                                  (167,952)            1,960,778             4,019,150

Net realized loss on foreign currency
transactions                                               (38)                   --                    --

Change in net unrealized
appreciation/(depreciation) of
investments                                            (89,291)           (1,180,556)           12,122,951

Change in net unrealized
appreciation/(depreciation) of
financial futures contracts                                 --               (59,771)                   --

Change in net unrealized
appreciation/(depreciation) of foreign
currency transactions                                      323                    --                    --
                                             -----------------     -----------------     -----------------

Net Realized and Unrealized Gain (Loss)
on Investments, Financial Futures
Contracts and Foreign Currency
Transactions                                          (256,958)              720,451            16,142,101
----------------------------------------------------------------------------------------------------------
Net Increase in Net Assets Resulting
from Operations                                        $85,840              $841,313           $16,065,332
==========================================================================================================

The Statement of Operations summarizes, for each of the Funds, the investment income earned and expenses incurred in operating the Fund. It also shows net gains (losses) for the period stated.

See notes to financial statements.




Statements of Operations (continued)

Year ended February 29, 2000
----------------------------------------------------------------------------------------------------------
                                                         SMALL                 SMALL         INTERNATIONAL
                                                CAPITALIZATION        CAPITALIZATION                EQUITY
                                                   GROWTH FUND            VALUE FUND                  FUND
----------------------------------------------------------------------------------------------------------
Investment Income:
Interest (including interest from
securities loaned of $97, $650 and
$673, respectively)                                     $9,985               $41,388               $15,408

Dividends (net of foreign withholding
tax of none, $7,064 and $17,571,
respectively)                                            3,224               102,907               122,163
                                             -----------------     -----------------     -----------------
                                                        13,209               144,295               137,571
                                             -----------------     -----------------     -----------------
Expenses:

Custodian fee                                           40,015                21,825               106,238

Investment management fee -- Note B                     32,355                86,288                78,003

Registration and filing fees                            28,247                37,786                26,659

Auditing fee                                            15,164                17,164                17,164

Organization expense -- Note A                           4,103                 1,647                 1,647

Printing                                                 3,288                 7,348                 8,403

Miscellaneous                                            2,497                   711                   623

Transfer agent fee -- Note B                             2,022                 6,163                 4,334

Accounting and legal services fee --
Note B                                                     752                 2,289                 1,587

Trustees' fees                                             269                   623                   417

Legal fees                                                 181                   316                 2,970
                                             -----------------     -----------------     -----------------

Total Expenses                                         128,893               182,160               248,045
----------------------------------------------------------------------------------------------------------
Less Expense Reductions -- Note B                      (92,484)              (83,513)             (161,337)
----------------------------------------------------------------------------------------------------------
Net Expenses                                            36,409                98,647                86,708
----------------------------------------------------------------------------------------------------------
Net Investment Income (Loss)                           (23,200)               45,648                50,863
----------------------------------------------------------------------------------------------------------
Realized and Unrealized Gain (Loss) on
Investments and Foreign Currency Transactions:

Net realized gain on investments sold                1,195,121             3,502,995               900,201

Net realized loss on foreign currency
transactions                                                --                  (104)              (44,454)

Change in net unrealized
appreciation/(depreciation) of
investments                                          3,128,562             6,887,323             2,049,460

Change in net unrealized
appreciation/(depreciation) of foreign
currency transactions                                       --                    --                  (381)
                                             -----------------     -----------------     -----------------

Net Realized and Unrealized Gain on
Investments and Foreign Currency
Transactions                                         4,323,683            10,390,214             2,904,826
----------------------------------------------------------------------------------------------------------
Net Increase in Net Assets Resulting
from Operations                                     $4,300,483           $10,435,862            $2,955,689
==========================================================================================================

See notes to financial statements.





Statements of Changes in Net Assets
---------------------------------------------------------------------------------------------------------------------------
                                                      ACTIVE BOND                              DIVIDEND PERFORMERS
                                                          FUND                                       FUND
                                        ---------------------------------------     ---------------------------------------
                                            YEAR ENDED            YEAR ENDED            YEAR ENDED            YEAR ENDED
                                        FEBRUARY 28, 1999     FEBRUARY 29, 2000     FEBRUARY 28, 1999     FEBRUARY 29, 2000
---------------------------------------------------------------------------------------------------------------------------
Increase (Decrease) in Net Assets:
From Operations:

Net investment income                            $353,845              $342,798              $188,995              $120,862

Net realized gain (loss) on
investments sold, financial
futures contracts and foreign
currency transactions                              63,900              (167,990)            1,169,983             1,960,778

Change in net unrealized
appreciation/(depreciation) of
investments, financial futures
contracts and foreign currency
transactions                                      (87,318)              (88,968)               46,410            (1,240,327)
                                        -----------------     -----------------     -----------------     -----------------

Net Increase in Net Assets
Resulting from Operations                         330,427                85,840             1,405,388               841,313
                                        -----------------     -----------------     -----------------     -----------------
Distributions to Shareholders: *

Dividends from net investment
income                                           (353,845)             (342,798)             (204,553)             (125,515)

Distributions in excess of net
investment income                                    (677)                  (47)                   --                    --

Distributions from net realized
gain on investments sold                         (139,091)              (11,387)           (1,850,025)           (1,568,997)
                                        -----------------     -----------------     -----------------     -----------------

Total Distributions to
Shareholders                                     (493,613)             (354,232)           (2,054,578)           (1,694,512)
                                        -----------------     -----------------     -----------------     -----------------
From Portfolio Share Transactions: **

Shares sold                                     3,910,036             3,005,999             6,443,397             5,626,668

Shares issued to shareholders in
reinvestment of distributions                     487,064               351,436             2,053,566             1,694,964
                                        -----------------     -----------------     -----------------     -----------------
                                                4,397,100             3,357,435             8,496,963             7,321,632

Less shares repurchased                        (3,705,926)           (4,552,479)          (10,989,374)           (9,348,646)
                                        -----------------     -----------------     -----------------     -----------------

Net Increase (Decrease)                           691,174            (1,195,044)           (2,492,411)           (2,027,014)
                                        -----------------     -----------------     -----------------     -----------------
Net Assets:

Beginning of period                             5,157,625             5,685,613            20,884,445            17,742,844
                                        -----------------     -----------------     -----------------     -----------------

End of period (including
undistributed net investment
income (distributions in excess
of net investment income) of
($821), ($1,213), $21,113 and
$16,484, respectively)                         $5,685,613            $4,222,177           $17,742,844           $14,862,631
                                        =================     =================     =================     =================
* Distributions to Shareholders:
Per share dividends from net
investment income                                 $0.5633               $0.5791               $0.1544               $0.1106
                                        -----------------     -----------------     -----------------     -----------------

Per share distributions in excess
of net investment income                          $0.0011               $0.0001                    --                    --
                                        -----------------     -----------------     -----------------     -----------------

Per share distributions from net
realized gain on investments sold                 $0.2195               $0.0206               $1.5008               $1.5543
                                        -----------------     -----------------     -----------------     -----------------
**Analysis of Portfolio Share Transactions:

Shares sold                                       440,336               358,987               432,497               375,404

Shares issued to shareholders in
reinvestment of distributions                      55,263                42,197               140,269               116,345
                                        -----------------     -----------------     -----------------     -----------------
                                                  495,599               401,184               572,766               491,749

Less shares repurchased                          (417,608)             (544,753)             (745,329)             (618,694)
                                        -----------------     -----------------     -----------------     -----------------

Net Increase (Decrease)                            77,991              (143,569)             (172,563)             (126,945)
                                        =================     =================     =================     =================

The Statement of Changes in Net Assets shows how the value of each Fund's net assets has changed since the previous period.
The difference reflects net investment income, any investment gains and losses, distributions paid to shareholders and any increase or decrease in money shareholders invested in each Fund. The footnotes illustrate the number of Fund shares sold, reinvested and repurchased during the period, along with the per share amount of distributions made to shareholders of each
Fund for the period indicated.

See notes to financial statements.




Statements of Changes in Net Assets (continued)
---------------------------------------------------------------------------------------------------------------------------
                                                 MEDIUM CAPITALIZATION                        SMALL CAPITALIZATION
                                                      GROWTH FUND                                  GROWTH FUND
                                        ---------------------------------------     ---------------------------------------
                                               YEAR ENDED            YEAR ENDED            YEAR ENDED            YEAR ENDED
                                        FEBRUARY 28, 1999     FEBRUARY 29, 2000     FEBRUARY 28, 1999     FEBRUARY 29, 2000
---------------------------------------------------------------------------------------------------------------------------
Increase (Decrease) in Net Assets:
From Operations:

Net investment loss                              ($42,177)             ($76,769)             ($13,678)             ($23,200)

Net realized gain (loss) on
investments sold                                  (98,184)            4,019,150               386,742             1,195,121

Change in net unrealized
appreciation/(depreciation) of
investments                                    (2,469,617)           12,122,951              (133,026)            3,128,562
                                        -----------------     -----------------     -----------------     -----------------

Net Increase (Decrease) in Net
Assets Resulting from Operations               (2,609,978)           16,065,332               240,038             4,300,483
                                        -----------------     -----------------     -----------------     -----------------
Distributions to Shareholders: *

Distributions from net realized
gain on investments sold                       (2,304,137)             (808,355)             (134,250)             (579,250)

Distributions in excess of net
realized gain on investments sold                (130,832)                   --                    --                    --
                                        -----------------     -----------------     -----------------     -----------------

Total Distributions to
Shareholders                                   (2,434,969)             (808,355)             (134,250)             (579,250)
                                        -----------------     -----------------     -----------------     -----------------
From Portfolio Share Transactions: **

Shares sold                                    10,062,888            13,799,897             1,965,870             9,505,733

Shares issued to shareholders in
reinvestment of distributions                   2,416,095               802,909               134,329               579,258
                                        -----------------     -----------------     -----------------     -----------------
                                               12,478,983            14,602,806             2,100,199            10,084,991

Less shares repurchased                       (31,049,470)           (9,653,548)           (2,855,403)           (7,350,836)
                                        -----------------     -----------------     -----------------     -----------------

Net Increase (Decrease)                       (18,570,487)            4,949,258              (755,204)            2,734,155
                                        -----------------     -----------------     -----------------     -----------------
Net Assets:

Beginning of period                            40,302,019            16,686,585             3,102,207             2,452,791
                                        -----------------     -----------------     -----------------     -----------------

End of period (including
distributions in excess of net
investment income of $1,192,
$1,664, $7 and $59, respectively)             $16,686,585           $36,892,820            $2,452,791            $8,908,179
                                        =================     =================     =================     =================
* Distributions to Shareholders:
Per share distributions from net
realized gain on investments sold                 $1.7180               $0.5502               $0.6321               $2.2594
                                        -----------------     -----------------     -----------------     -----------------

Per share distributions in excess
of net realized gain on
investments sold                                  $0.0975                    --                    --                    --
                                        -----------------     -----------------     -----------------     -----------------
**Analysis of Portfolio Share Transactions:

Shares sold                                       789,843               887,756               174,923               558,531

Shares issued to shareholders in
reinvestment of distributions                     217,862                46,642                11,640                32,488
                                        -----------------     -----------------     -----------------     -----------------
                                                1,007,705               934,398               186,563               591,019

Less shares repurchased                        (2,472,121)             (703,733)             (240,362)             (436,856)
                                        -----------------     -----------------     -----------------     -----------------

Net Increase (Decrease)                        (1,464,416)              230,665               (53,799)              154,163
                                        =================     =================     =================     =================

See notes to financial statements.




Statements of Changes in Net Assets (continued)
---------------------------------------------------------------------------------------------------------------------------
                                                  SMALL CAPITALIZATION                           INTERNATIONAL
                                                       VALUE FUND                                 EQUITY FUND
                                        ---------------------------------------     ---------------------------------------
                                               YEAR ENDED            YEAR ENDED            YEAR ENDED            YEAR ENDED
                                        FEBRUARY 28, 1999     FEBRUARY 29, 2000     FEBRUARY 28, 1999     FEBRUARY 29, 2000
---------------------------------------------------------------------------------------------------------------------------
Increase (Decrease) in Net Assets:
From Operations:

Net investment income                             $35,793               $45,648               $58,714               $50,863

Net realized gain (loss) on
investments sold and foreign
currency transactions                            (106,535)            3,502,891               263,779               855,747

Change in net unrealized
appreciation/(depreciation) of
investments and foreign currency
transactions                                     (817,107)            6,887,323               246,447             2,049,079
                                        -----------------     -----------------     -----------------     -----------------

Net Increase (Decrease) in Net
Assets Resulting from Operations                 (887,849)           10,435,862               568,940             2,955,689
                                        -----------------     -----------------     -----------------     -----------------
Distributions to Shareholders: *

Dividends from net investment
income                                            (32,061)              (52,590)              (58,714)              (50,863)

Distributions in excess of net
investment income                                      --                    --               (38,609)              (28,356)

Distributions from net realized
gain on investments sold                         (855,792)           (1,849,452)                   --              (475,044)

Distributions in excess of net
realized gain on investments sold                (116,108)                   --                    --                    --
                                        -----------------     -----------------     -----------------     -----------------

Total Distributions to
Shareholders                                   (1,003,961)           (1,902,042)              (97,323)             (554,263)
                                        -----------------     -----------------     -----------------     -----------------
From Portfolio Share Transactions: **

Shares sold                                     3,189,293            12,736,754             4,778,538             5,684,244

Shares issued to shareholders in
reinvestment of distributions                   1,003,958             1,902,123                97,210               554,265
                                        -----------------     -----------------     -----------------     -----------------
                                                4,193,251            14,638,877             4,875,748             6,238,509

Less shares repurchased                        (4,432,149)           (6,332,233)           (5,525,145)           (3,596,999)
                                        -----------------     -----------------     -----------------     -----------------

Net Increase (Decrease)                          (238,898)            8,306,644              (649,397)            2,641,510
                                        -----------------     -----------------     -----------------     -----------------
Net Assets:

Beginning of period                             9,548,830             7,418,122             7,982,867             7,805,087
                                        -----------------     -----------------     -----------------     -----------------

End of period (including
undistributed net investment
income (distributions in excess
of net investment income) of
$10,454, $48,651, ($42,136) and
($78,887), respectively)                       $7,418,122           $24,258,586            $7,805,087           $12,848,023
                                        =================     =================     =================     =================
* Distributions to Shareholders:
Per share dividends from net
investment income                                 $0.0426               $0.0575               $0.0687               $0.0688
                                        -----------------     -----------------     -----------------     -----------------

Per share distributions in excess
of net investment income                               --                    --               $0.0451               $0.0383
                                        -----------------     -----------------     -----------------     -----------------

Per share distributions from net
realized gain on investments sold                 $1.1962               $2.0232                    --               $0.6428
                                        -----------------     -----------------     -----------------     -----------------

Per share distributions in excess
of net realized gain on
investments sold                                  $0.1623                    --                    --                    --
                                        -----------------     -----------------     -----------------     -----------------
**Analysis of Portfolio Share Transactions:

Shares sold                                       306,719               857,366               475,462               464,681

Shares issued to shareholders in
reinvestment of distributions                     114,375               124,240                 9,438                44,555
                                        -----------------     -----------------     -----------------     -----------------
                                                  421,094               981,606               484,900               509,236

Less shares repurchased                          (424,679)             (449,846)             (546,741)             (312,613)
                                        -----------------     -----------------     -----------------     -----------------

Net Increase (Decrease)                            (3,585)              531,760               (61,841)              196,623
                                        =================     =================     =================     =================

See notes to financial statements.





John Hancock Funds -- Institutional Series Trust -- Active Bond Fund

Financial Highlights

Selected data for a share of beneficial interest
outstanding throughout each period indicated, investment returns, key ratios and supplemental data are listed as follows:
-----------------------------------------------------------------------------------------------------------------------------
                                          PERIOD FROM
                                       MARCH 30, 1995
                                        (COMMENCEMENT                   YEAR ENDED FEBRUARY 28,                    YEAR ENDED
                                        OF OPERATIONS)    -------------------------------------------------       FEBRUARY 29,
                                 TO FEBRUARY 29, 1996              1997              1998              1999              2000
-----------------------------------------------------------------------------------------------------------------------------
Per Share Operating Performance
Net Asset Value, Beginning
of Period                                       $8.50             $8.64             $8.54             $8.83             $8.59
                                        -------------     -------------     -------------     -------------     -------------

Net Investment Income (6)                        0.51              0.60              0.59              0.56              0.58

Net Realized and Unrealized
Gain (Loss) on Investments                       0.16             (0.09)             0.34             (0.02)            (0.43)
                                        -------------     -------------     -------------     -------------     -------------

Total from Investment Operations                 0.67              0.51              0.93              0.54              0.15
                                        -------------     -------------     -------------     -------------     -------------

Less Distributions:

Dividends from Net
Investment Income                               (0.51)            (0.60)            (0.59)            (0.56)            (0.58)

Distributions in Excess of
Net Investment Income                              --                --             (0.00)(8)         (0.00)(8)         (0.00)(8)

Distributions from Net
Realized Gain on
Investments Sold                                (0.02)            (0.01)            (0.05)            (0.22)            (0.02)
                                        -------------     -------------     -------------     -------------     -------------

Total Distributions                             (0.53)            (0.61)            (0.64)            (0.78)            (0.60)
                                        -------------     -------------     -------------     -------------     -------------

Net Asset Value, End of Period                  $8.64             $8.54             $8.83             $8.59             $8.14
                                        =============     =============     =============     =============     =============

Total Investment Return at
Net Asset Value (5)                             7.76%(3)          6.17%            11.25%             6.24%             1.83%

Total Adjusted Investment
Return at Net Asset Value (5,7)                (0.46%)(3)         2.72%             9.21%             4.51%            (0.50%)

Ratios and Supplemental Data

Net Assets, End of Period
(000s omitted)                                 $1,171            $2,191            $5,158            $5,686            $4,222

Ratio of Expenses to Average
Net Assets                                      0.65%(2)          0.60%             0.60%             0.60%             0.60%

Ratio of Adjusted Expenses
to Average Net Assets (1,4)                     9.60%(2)          4.05%             2.64%             2.33%             2.93%

Ratio of Net Investment
Income to Average Net Assets                    6.53%(2)          7.10%             6.78%             6.36%             6.88%

Ratio of Adjusted Net
Investment Income (Loss) to
Average Net Assets (1,4)                       (2.42%)(2)         3.65%             4.74%             4.63%             4.55%

Portfolio Turnover Rate                           71%              136%              230%              356%              301%

Fee Reduction Per Share (6)                     $0.75             $0.30             $0.18             $0.15             $0.19

(1) Unreimbursed, without fee reduction.

(2) Annualized.

(3) Not annualized.

(4) Adjusted expenses as a percentage of average net assets are expected to decrease and adjusted net investment income as a percentage of average net assets is expected to increase as the net assets of the Fund grow.

(5) Total investment return assumes dividend reinvestment.

(6) Based on the average of the shares outstanding at the end of each month.

(7) An estimated total return calculation, which does not take into consideration fee reductions by the Adviser during the periods shown.

(8) Less than $0.01 per share.

The Financial Highlights summarizes the impact of the following factors on a single share for each period indi cated: net investment income, gains (losses), dividends and total investment return of the Fund. It shows how the Fund's net asset value for a share has changed since the commencement of operations. Additionally, important relationships between some items presented in the financial statements are expressed in ratio form.

See notes to financial statements.




John Hancock Funds -- Institutional Series Trust -- Dividend Performers Fund

Financial Highlights (continued)

Selected data for a share of beneficial
interest outstanding throughout each period indicated, investment returns, key ratios and supplemental data are listed as follows:
----------------------------------------------------------------------------------------------------------------------------
                                         PERIOD FROM
                                      MARCH 30, 1995
                                       (COMMENCEMENT                   YEAR ENDED FEBRUARY 28,                    YEAR ENDED
                                       OF OPERATIONS)    -------------------------------------------------       FEBRUARY 29,
                                TO FEBRUARY 29, 1996              1997              1998              1999              2000
----------------------------------------------------------------------------------------------------------------------------
Per Share Operating Performance
Net Asset Value, Beginning
of Period                                      $8.50            $10.15            $11.91            $14.92            $14.46
                                       -------------     -------------     -------------     -------------     -------------

Net Investment Income (6)                       0.23              0.21              0.18              0.15              0.11

Net Realized and Unrealized
Gain on Investments                             1.68              1.92              3.92              1.04              0.60
                                       -------------     -------------     -------------     -------------     -------------

Total from Investment Operations                1.91              2.13              4.10              1.19              0.71
                                       -------------     -------------     -------------     -------------     -------------

Less Distributions:

Dividends from Net
Investment Income                              (0.19)            (0.18)            (0.17)            (0.15)            (0.11)

Distributions from Net
Realized Gain on
Investments Sold                               (0.07)            (0.19)            (0.92)            (1.50)            (1.55)
                                       -------------     -------------     -------------     -------------     -------------

Total Distributions                            (0.26)            (0.37)            (1.09)            (1.65)            (1.66)
                                       -------------     -------------     -------------     -------------     -------------

Net Asset Value, End of Period                $10.15            $11.91            $14.92            $14.46            $13.51
                                       =============     =============     =============     =============     =============

Total Investment Return at
Net Asset Value (5)                           22.79%(3)         21.26%            35.55%             7.97%             4.17%

Total Adjusted Investment
Return at Net Asset Value (5,7)               19.79%(3)         20.07%            35.23%             7.72%             3.82%

Ratios and Supplemental Data

Net Assets, End of Period
(000s omitted)                                $3,319            $8,668           $20,884           $17,743           $14,863

Ratio of Expenses to Average
Net Assets                                     0.75%(2)          0.70%             0.70%             0.70%             0.70%

Ratio of Adjusted Expenses
to Average Net Assets (1,4)                    4.02%(2)          1.89%             1.02%             0.95%             1.05%

Ratio of Net Investment
Income to Average Net Assets                   2.51%(2)          1.94%             1.31%             0.95%             0.71%

Ratio of Adjusted Net
Investment Income (Loss) to
Average Net Assets (1,4)                      (0.76%)(2)         0.75%             0.99%             0.70%             0.36%

Portfolio Turnover Rate                          70%               37%               77%               64%               46%

Fee Reduction Per Share (6)                    $0.30             $0.13             $0.04             $0.04             $0.05

(1) Unreimbursed, without fee reduction.

(2) Annualized.

(3) Not annualized.

(4) Adjusted expenses as a percentage of average net assets are expected to decrease and adjusted net investment income as a percentage of average net assets is expected to increase as the net assets of the Fund grow.

(5) Total investment return assumes dividend reinvestment.

(6) Based on the average of the shares outstanding at the end of each month.

(7) An estimated total return calculation, which does not take into consideration fee reductions by the Adviser during the periods shown.

See notes to financial statements.




John Hancock Funds -- Institutional Series Trust -- Medium Capitalization Growth Fund

Financial Highlights (continued)

Selected data for a share of beneficial
interest outstanding throughout each period indicated, investment returns, key ratios and supplemental data are listed as follows:
----------------------------------------------------------------------------------------------------------------------------
                                         PERIOD FROM
                                      APRIL 11, 1995
                                       (COMMENCEMENT                   YEAR ENDED FEBRUARY 28,                    YEAR ENDED
                                       OF OPERATIONS)    -------------------------------------------------       FEBRUARY 29,
                                TO FEBRUARY 29, 1996              1997              1998              1999              2000
----------------------------------------------------------------------------------------------------------------------------
Per Share Operating Performance
Net Asset Value, Beginning
of Period                                      $8.50            $10.69            $12.67            $13.51            $10.99
                                       -------------     -------------     -------------     -------------     -------------

Net Investment Income (Loss) (6)               (0.01)             0.01              0.00(7)          (0.02)            (0.05)

Net Realized and Unrealized
Gain (Loss) on Investments
and Foreign Currency Transactions               2.22              2.02              2.06             (0.68)            10.71
                                       -------------     -------------     -------------     -------------     -------------

Total from Investment Operations                2.21              2.03              2.06             (0.70)            10.66
                                       -------------     -------------     -------------     -------------     -------------

Less Distributions:

Dividends from Net
Investment Income                              (0.02)               --             (0.00)(7)            --                --

Distributions from Net
Realized Gain on
Investments Sold                                  --             (0.05)            (1.22)            (1.72)            (0.55)

Distributions in Excess of
Net Realized Gain on
Investments Sold                                  --                --                --             (0.10)               --
                                       -------------     -------------     -------------     -------------     -------------

Total Distributions                            (0.02)            (0.05)            (1.22)            (1.82)            (0.55)
                                       -------------     -------------     -------------     -------------     -------------

Net Asset Value, End of Period                $10.69            $12.67            $13.51            $10.99            $21.10
                                       =============     =============     =============     =============     =============

Total Investment Return at
Net Asset Value (5)                           25.98%(3)         19.00%            17.39%            (5.34%)           98.13%

Total Adjusted Investment
Return at Net Asset Value (5,8)               23.70%(3)         18.48%            17.19%            (5.55%)           97.75%

Ratios and Supplemental Data

Net Assets, End of Period
(000s omitted)                                $8,399           $29,085           $40,302           $16,687           $36,893

Ratio of Expenses to Average
Net Assets                                     0.93%(2)          0.90%             0.90%             0.90%             0.90%(9)

Ratio of Adjusted Expenses
to Average Net Assets (1,4)                    3.51%(2)          1.42%             1.10%             1.11%             1.28%

Ratio of Net Investment
Income (Loss) to Average
Net Assets                                    (0.10%)(2)         0.06%             0.03%            (0.13%)           (0.37%)

Ratio of Adjusted Net
Investment Loss to Average
Net Assets (1,4)                              (2.68%)(2)        (0.46%)           (0.17%)           (0.34%)           (0.75%)

Portfolio Turnover Rate                         189%              281%              341%              116%              153%

Fee Reduction Per Share (6)                    $0.23             $0.06             $0.03             $0.03             $0.05

(1) Unreimbursed, without fee reduction.

(2) Annualized.

(3) Not annualized.

(4) Adjusted expenses as a percentage of average net assets are expected to decrease and adjusted net investment income as a percentage of average net assets is expected to increase as the net assets of the Fund grow.

(5) Total investment return assumes dividend reinvestment.

(6) Based on the average of the shares outstanding at the end of each month.

(7) Less than $0.01 per share.

(8) An estimated total return calculation, which does not take into consideration fee reductions by the Adviser during the periods shown.

(9) Expense ratio does not include interest expense due to bank loans, which amounted to 0.01% for the year ended February 29, 2000.

See notes to financial statements.




John Hancock Funds -- Institutional Series Trust -- Small Capitalization Growth Fund

Financial Highlights (continued)

Selected data for a share of beneficial
interest outstanding throughout each period indicated, investment returns, key ratios and supplemental data are listed as follows:
----------------------------------------------------------------------------------------------------------
                                         PERIOD FROM
                                         MAY 2, 1996
                                       (COMMENCEMENT          YEAR ENDED FEBRUARY 28,           YEAR ENDED
                                       OF OPERATIONS)    -------------------------------       FEBRUARY 29,
                                TO FEBRUARY 29, 1997              1998              1999              2000
----------------------------------------------------------------------------------------------------------
Per Share Operating Performance
Net Asset Value, Beginning
of Period                                      $8.50             $9.24            $11.74            $11.65
                                       -------------     -------------     -------------     -------------

Net Investment Income (Loss) (5)                0.03             (0.03)            (0.07)            (0.09)

Net Realized and Unrealized
Gain on Investments and
Foreign Currency
Transactions                                    0.73              2.53              0.61             15.13
                                       -------------     -------------     -------------     -------------

Total from Investment Operations                0.76              2.50              0.54             15.04
                                       -------------     -------------     -------------     -------------

Less Distributions:

Dividends from Net
Investment Income                              (0.02)            (0.00)(6)            --                --

Distributions from Net
Realized Gain on
Investments Sold                                  --                --             (0.63)            (2.26)
                                       -------------     -------------     -------------     -------------

Total Distributions                            (0.02)            (0.00)(6)         (0.63)            (2.26)
                                       -------------     -------------     -------------     -------------

Net Asset Value, End of Period                 $9.24            $11.74            $11.65            $24.43
                                       =============     =============     =============     =============

Total Investment Return at
Net Asset Value (7)                            8.89%(3)         27.07%             4.67%           136.18%

Total Adjusted Investment
Return at Net Asset Value (7,8)               (3.84%)(3)        23.92%             1.45%           133.89%

Ratios and Supplemental Data

Net Assets, End of Period
(000s omitted)                                  $999            $3,102            $2,453            $8,908

Ratio of Expenses to Average
Net Assets                                     0.90%(2)          0.90%             0.90%             0.90%

Ratio of Adjusted Expenses
to Average Net Assets (1,4)                   16.24%(2)          4.05%             4.12%             3.19%

Ratio of Net Investment
Income (Loss) to Average
Net Assets                                     0.35%(2)         (0.25%)           (0.60%)           (0.57%)

Ratio of Adjusted Net
Investment Loss to Average
Net Assets (1,4)                             (14.99%)(2)        (3.40%)           (3.82%)           (2.86%)

Portfolio Turnover Rate                          92%              117%              125%              238%

Fee Reduction Per Share (5)                    $1.22             $0.34             $0.35             $0.36

(1) Unreimbursed, without fee reduction.

(2) Annualized.

(3) Not annualized.

(4) Adjusted expenses as a percentage of average net assets are expected to decrease and adjusted net investment income as a percentage of average net assets is expected to increase as the net assets of the Fund grow.

(5) Based on the average of the shares outstanding at the end of each month.

(6) Less than $0.01 per share.

(7) Total investment return assumes dividend reinvestment.

(8) An estimated total return calculation, which does not take into consideration fee reductions by the Adviser during the periods shown.

See notes to financial statements.




John Hancock Funds -- Institutional Series Trust -- Small Capitalization Value Fund

Financial Highlights (continued)

Selected data for a share of beneficial
interest outstanding throughout each period indicated, investment returns, key ratios and supplemental data are listed as follows:
----------------------------------------------------------------------------------------------------------------------------
                                         PERIOD FROM
                                      APRIL 19, 1995
                                       (COMMENCEMENT                   YEAR ENDED FEBRUARY 28,                    YEAR ENDED
                                       OF OPERATIONS)    -------------------------------------------------       FEBRUARY 29,
                                TO FEBRUARY 29, 1996              1997              1998              1999              2000
----------------------------------------------------------------------------------------------------------------------------
Per Share Operating Performance
Net Asset Value, Beginning
of Period                                      $8.50             $9.09             $9.38            $11.74             $9.16
                                       -------------     -------------     -------------     -------------     -------------

Net Investment Income (6)                       0.17              0.14              0.07              0.05              0.05

Net Realized and Unrealized
Gain (Loss) on Investments                      0.56              1.08              3.65             (1.23)            10.96
                                       -------------     -------------     -------------     -------------     -------------

Total from Investment Operations                0.73              1.22              3.72             (1.18)            11.01
                                       -------------     -------------     -------------     -------------     -------------

Less Distributions:

Dividends from Net
Investment Income                              (0.14)            (0.12)            (0.10)            (0.04)            (0.06)

Distributions from Net
Realized Gain on
Investments Sold                                  --             (0.81)            (1.26)            (1.20)            (2.02)

Distributions in Excess of
Net Realized Gain on
Investments Sold                                  --                --                --             (0.16)               --
                                       -------------     -------------     -------------     -------------     -------------

Total Distributions                            (0.14)            (0.93)            (1.36)            (1.40)            (2.08)
                                       -------------     -------------     -------------     -------------     -------------

Net Asset Value, End of Period                 $9.09             $9.38            $11.74             $9.16            $18.09
                                       =============     =============     =============     =============     =============

Total Investment Return at
Net Asset Value (5)                            8.61%(3)         13.78%            41.81%            (9.46%)          124.33%

Total Adjusted Investment
Return at Net Asset Value (5,7)                5.40%(3)         12.75%            41.19%           (10.12%)          123.65%

Ratios and Supplemental Data

Net Assets, End of Period
(000s omitted)                                $5,293            $6,011            $9,549            $7,418           $24,259

Ratio of Expenses to Average
Net Assets                                     0.83%(2)          0.80%             0.80%             0.80%             0.80%

Ratio of Adjusted Expenses
to Average Net Assets (1,4)                    4.55%(2)          1.83%             1.42%             1.46%             1.48%

Ratio of Net Investment
Income to Average Net Assets                   2.04%(2)          1.46%             0.62%             0.45%             0.37%

Ratio of Adjusted Net
Investment Income (Loss) to
Average Net Assets (1,4)                      (1.68%)(2)         0.43%             0.00%            (0.21%)           (0.31%)

Portfolio Turnover Rate                           0%               96%              216%              126%              104%

Fee Reduction Per Share (6)                    $0.30             $0.10             $0.07             $0.07             $0.09

(1) Unreimbursed, without fee reduction.

(2) Annualized.

(3) Not annualized.

(4) Adjusted expenses as a percentage of average net assets are expected to decrease and adjusted net investment income as a percentage of average net assets is expected to increase as the net assets of the Fund grow.

(5) Total investment return assumes dividend reinvestment.

(6) Based on the average of the shares outstanding at the end of each month.

(7) An estimated total return calculation, which does not take into consideration fee reductions by the Adviser during the periods shown.

See notes to financial statements.




John Hancock Funds -- Institutional Series Trust -- International Equity Fund

Financial Highlights (continued)

Selected data for a share of beneficial
interest outstanding throughout each period indicated, investment returns, key ratios and supplemental data are listed as follows:
----------------------------------------------------------------------------------------------------------------------------
                                         PERIOD FROM
                                      MARCH 30, 1995
                                       (COMMENCEMENT                   YEAR ENDED FEBRUARY 28,                    YEAR ENDED
                                       OF OPERATIONS)    -------------------------------------------------       FEBRUARY 29,
                                TO FEBRUARY 29, 1996              1997              1998              1999              2000
----------------------------------------------------------------------------------------------------------------------------
Per Share Operating Performance
Net Asset Value, Beginning
of Period                                      $8.50             $9.24             $9.35             $9.63            $10.18
                                       -------------     -------------     -------------     -------------     -------------

Net Investment Income (6)                       0.15              0.12              0.06              0.07              0.07

Net Realized and Unrealized
Gain on Investments and
Foreign Currency Transactions                   0.68              0.14              0.23              0.59              3.83
                                       -------------     -------------     -------------     -------------     -------------

Total from Investment Operations                0.83              0.26              0.29              0.66              3.90
                                       -------------     -------------     -------------     -------------     -------------

Less Distributions:

Dividends from Net
Investment Income                              (0.08)            (0.10)            (0.01)            (0.07)            (0.07)

Distributions in Excess of
Net Investment Income                             --                --                --             (0.04)            (0.04)

Distributions from Net
Realized Gain on
Investments Sold                               (0.01)            (0.05)               --                --             (0.64)
                                       -------------     -------------     -------------     -------------     -------------

Total Distributions                            (0.09)            (0.15)            (0.01)            (0.11)            (0.75)
                                       -------------     -------------     -------------     -------------     -------------

Net Asset Value, End of Period                 $9.24             $9.35             $9.63            $10.18            $13.33
                                       =============     =============     =============     =============     =============

Total Investment Return at
Net Asset Value (5)                            9.81%(3)          2.79%             3.07%             6.88%            38.84%

Total Adjusted Investment
Return at Net Asset Value (5,7)                3.26%(3)          0.47%             2.05%             5.15%            36.98%

Ratios and Supplemental Data

Net Assets, End of Period
(000s omitted)                                $2,897            $4,204            $7,983            $7,805           $12,848

Ratio of Expenses to Average
Net Assets                                     1.05%(2)          1.00%             1.00%             1.00%             1.00%

Ratio of Adjusted Expenses
to Average Net Assets (1,4)                    8.19%(2)          3.32%             2.02%             2.73%             2.86%

Ratio of Net Investment
Income to Average Net Assets                   1.75%(2)          1.26%             0.60%             0.69%             0.59%

Ratio of Adjusted Net
Investment Loss to Average
Net Assets (1,4)                              (5.39%)(2)        (1.06%)           (0.42%)           (1.04%)           (1.27%)

Portfolio Turnover Rate                          59%               68%              125%               83%              139%

Fee Reduction Per Share (6)                    $0.60             $0.22             $0.10             $0.17             $0.21

(1) Unreimbursed, without fee reduction.

(2) Annualized.

(3) Not annualized.

(4) Adjusted expenses as a percentage of average net assets are expected to decrease and adjusted net investment income as a percentage of average net assets is expected to increase as the net assets of the Fund grow.

(5) Total investment return assumes dividend reinvestment.

(6) Based on the average of the shares outstanding at the end of each month.

(7) An estimated total return calculation, which does not take into consideration fee reductions by the Adviser during the periods shown.

See notes to financial statements.





John Hancock Funds -- Institutional Series Trust -- Active Bond Fund

Schedule of Investments
February 29, 2000
----------------------------------------------------------------------------------------
The Schedule of Investments is a complete list of all securities owned by the Active Bond Fund on February 29, 2000. It's divided into three main categories: bonds, warrants and short-term investments. The bonds are further broken down by industry groups. Short-term investments, which represent the Fund's "cash" position, are listed last.

                                                                                  PAR VALUE
                                                     INTEREST      CREDIT           (000S           MARKET
ISSUER, DESCRIPTION                                    RATE        RATING*         OMITTED)          VALUE
-------------------                                  --------     --------         -------          ------
BONDS
Aerospace (0.23%)
Lockheed Martin Corp.,
Note 12-01-05                                          7.950%     BBB-               $10            $9,814
                                                                                             -------------
Banks -- Foreign (1.46%)
Abbey National First Capital, B.V.,
Sub Note (United Kingdom) 10-15-04, (Y)                8.200      AA-                 20            20,451

Royal Bank of Scotland Plc,
Bond (United Kingdom) 03-31-05 (Y)                     8.817      A-                   5             5,000

Scotland International Finance No. 2, B.V.,
Gtd Sub Note (United Kingdom) 11-01-06 (R) (Y)         8.850      A+                  35            36,380
                                                                                             -------------
                                                                                                    61,831
                                                                                             -------------
Banks -- United States (3.50%)
Bank of New York,
Cap Security 12-01-26 (R)                              7.780      A-                  25            23,647

Barclays North American Capital Corp.,
Gtd Cap Note 05-15-21                                  9.750      AA-                 25            26,401

FleetBoston Financial Corp.,
Sub Note 12-01-05                                      6.625      A-                  15            14,173

National Westminster Bank Plc -- New York Branch,
Sub Note 05-01-01                                      9.450      AA-                 15            15,393

NB Capital Trust IV,
Gtd Cap Security 04-15-27                              8.250      A-                  10             9,800

RBSG Capital Corp.,
Gtd Cap Note 03-01-04                                 10.125      A                   30            32,504

Security Pacific Corp.,
Sub Note 03-01-01                                     11.000      A                   25            25,934
                                                                                             -------------
                                                                                                   147,852
                                                                                             -------------
Beverages (0.59%)
Canandaigua Brands, Inc.,
Sr Sub Note Ser C 12-15-03                             8.750      B+                  15            14,400

Seagram (Joseph) & Sons, Inc.,
Gtd Deb 09-15-11                                       8.875      BBB-                10            10,445
                                                                                             -------------
                                                                                                    24,845
                                                                                             -------------
Broker Services (0.57%)
Bear Stearns Cos., Inc.,
Sr Note 02-01-05                                       7.625      A                   10             9,887

Goldman Sachs Group, Inc.,
Med Term Note Ser B 10-01-09                           7.350      A+                  15            14,328
                                                                                             -------------
                                                                                                    24,215
                                                                                             -------------
Chemicals (0.69%)
Akzo Nobel, Inc.,
Bond 11-15-03 (R)                                      6.000      A                   15            14,204

Equistar Chemicals L.P./Equistar Funding Corp.,
Note 02-15-04                                          8.500      BBB-                15            14,775
                                                                                             -------------
                                                                                                    28,979
                                                                                             -------------
Computers (1.50%)
Ceridian Corp.,
Sr Note 06-01-04                                       7.250      BBB                 15            14,363

International Business Machines Corp.,
Med Term Note 09-22-03                                 5.370      A+                  20            18,865

PSINet, Inc.,
Sr Note 11-01-08                                      11.500      B-                  10            10,100

Sr Note 08-01-09                                      11.000      B-                   5             5,100

Verio, Inc.,
Sr Note 04-01-05                                      10.375      B-                  15            14,775
                                                                                             -------------
                                                                                                    63,203
                                                                                             -------------
Energy (1.21%)
AES Corp.,
Sr Note 06-01-09                                       9.500      BB                   5             4,950

Sr Sub Note 07-15-06                                  10.250      B+                  17            17,212

CalEnergy Co., Inc.,
Sr Bond 09-15-28                                       8.480      BBB-                15            15,296

P&L Coal Holdings Corp.,
Sr Sub Note Ser B 05-15-08                             9.625      B                   15            13,613
                                                                                             -------------
                                                                                                    51,071
                                                                                             -------------
Finance (8.45%)
Associates Corp. of North America,
Sr Deb 11-01-18                                        6.950      A+                  10             9,004

Bombardier Capital, Inc.,
Note 01-15-02 (R)                                      6.000      A-                  20            19,480

Chrysler Financial Co. LLC,
Med Term Note Ser S 11-15-01                           5.690      A+                  15            14,638

CIT Group Holdings, Inc.,
Note 10-15-01                                          5.500      A+                  20            19,540

Commercial Credit Co.,
Note 07-01-02                                          6.450      AA-                 30            29,433

DaimlerChrysler North America Holding Corp.,
Note 01-20-05                                          7.400      A+                  15            14,902

FINOVA Capital Corp.,
Note 11-01-02                                          6.250      A-                  15            14,486

Ford Capital B.V.,
Gtd Deb (Netherlands) 05-15-02 (Y)                     9.875      A+                  35            36,715

Ford Motor Credit Co.,
Note 04-28-03                                          6.125      A+                  20            19,259

General Motors Acceptance Corp.,
Note 12-01-01                                          6.375      A                   20            19,683
Note 01-19-10                                          7.750      A                   10             9,950

HomeSide Lending, Inc.,
Note 05-15-03                                          6.200      A+                  30            28,731

Household Finance Corp.,
Note 11-01-02                                          5.875      A                   25            23,981
Note 09-25-04                                          5.875      A                   25            23,396

Marlin Water Trust & Marlin Water Capital Corp.,
Sr Sec Note 12-15-01 (R)                               7.090      BBB                 15            14,700

WMC Finance (USA) Ltd.,
Gtd Note (Australia) 11-15-03 (Y)                      6.500      A                   55            52,374

Yanacocha Receivables Master Trust,
Pass Thru Cert Ser 1997-A 06-15-04 (R)                 8.400      BBB-                 7             6,442
                                                                                             -------------
                                                                                                   356,714
                                                                                             -------------
Government -- Foreign (0.38%)
Nova Scotia, Province of,
Deb (Canada) 11-15-19 (Y)                              8.250      A-                  15            15,885
                                                                                             -------------
Government -- U.S. (23.09%)
United States Treasury,
Bond 08-15-17                                          8.875      AAA                 92           114,698
Bond 02-15-23                                          7.125      AAA                409           444,084
Note 08-15-03                                          5.750      AAA                 87            84,702
Note 02-15-05                                          7.500      AAA                 44            45,519
Note 07-15-06                                          7.000      AAA                 69            70,089
Note 05-15-08                                          5.625      AAA                230           215,696
                                                                                             -------------
                                                                                                   974,788
                                                                                             -------------
Government -- U.S. Agencies (8.20%)
Fannie Mae,
30 Yr Pass Thru Ctf 06-01-29                           6.000      AAA                 20            17,768
Bond 02-15-05                                          7.125      AAA                 25            25,012
Bond 05-15-29                                          6.250      AAA                 55            49,328
Note 08-15-04                                          6.500      AAA                 20            19,525
Note 09-15-09                                          6.625      AAA                 35            33,542

Government National Mortgage Assn.,
30 Yr SF Pass Thru Ctf 04-15-28 to 03-01-29 +          6.500      AAA                101            94,113
30 Yr SF Pass Thru Ctf 04-15-29                        7.000      AAA                 39            37,188
30 Yr SF Pass Thru Ctf 03-01-30 +                      7.500      AAA                 20            19,634
30 Yr SF Pass Thru Ctf 11-15-24 to 03-01-30            8.000      AAA                 49            50,149
                                                                                             -------------
                                                                                                   346,259
                                                                                             -------------
Insurance (1.93%)
Conseco, Inc.,
Note 10-15-06                                          9.000      BBB+                15            15,225

Equitable Life Assurance Society USA,
Surplus Note 12-01-05 (R)                              6.950      A+                  10             9,625

Massachusetts Mutual Life Insurance Co.,
Surplus Note 11-15-23 (R)                              7.625      AA                  15            14,356

New York Life Insurance Co.,
Surplus Note 12-15-23 (R)                              7.500      AA-                 15            13,669

Sun Canada Financial Co.,
Gtd Sub Note 12-15-07 (R)                              6.625      AA-                 20            18,500

URC Holdings Corp.,
Sr Note 06-30-06 (R)                                   7.875      A-                  10            10,000
                                                                                             -------------
                                                                                                    81,375
                                                                                             -------------
Leasing Companies (0.11%)
United Rentals, Inc.,
Sr Sub Note Ser B 04-01-09                             9.000      BB-                  5             4,588
                                                                                             -------------
Leisure (1.03%)
Harrah's Operating Co., Inc.,
Sr Note 01-15-09                                       7.500      BBB-                15            14,105

HMH Properties, Inc.,
Sr Note Ser A 08-01-05                                 7.875      BB                  10             9,050

Premier Parks, Inc.,
Sr Note 06-15-07                                       9.750      B-                  10             9,525

Trump Hotels & Casino Resorts Funding, Inc./
Holdings, L.P.,
Sr Note 06-15-05                                      15.500      CCC+                10             6,000

Waterford Gaming LLC/Waterford Gaming Finance Corp.,
Sr Note 03-15-10 (R)                                   9.500      B+                   5             4,900
                                                                                             -------------
                                                                                                    43,580
                                                                                             -------------
Manufacturing (0.12%)
Tenneco, Inc.,
Sr Sub Note 10-15-09 (R)                              11.625      B+                   5             5,081
                                                                                             -------------
Media (5.58%)
Adelphia Communications Corp.,
Sr Note Ser B 10-01-02                                 9.250      B+                  15            15,000
Sr Note Ser B 07-15-03                                 8.125      B+                   8             7,460

AMFM, Inc.,
Sr Sub Note 10-01-08                                   9.000      B                   10            10,225

Charter Communications Holdings, LLC/Capital Corp.,
Sr Note 04-01-09 (R)                                  10.000      B+                  10             9,950

Comcast Cable Communications, Inc.,
Note 11-15-08                                          6.200      BBB                 10             8,894

Continental Cablevision, Inc.,
Sr Note 05-15-06                                       8.300      BBB                 15            15,357

CSC Holdings, Inc.,
Sr Note Ser B 07-15-09                                 8.125      BB+                 15            14,625
Sr Sub Deb 05-15-16                                   10.500      BB-                 10            11,000

Cumulus Media Inc.,
Sr Sub Note 07-01-08                                  10.375      B-                   5             5,125

EchoStar DBS Corp.,
Sr Note 02-01-09                                       9.375      B                    5             4,888

Garden State Newspapers, Inc.,
Sr Sub Note 07-01-11                                   8.625      B+                  10             9,000
Sr Sub Note Ser B 10-01-09                             8.750      B+                   8             7,280

Jones Intercable, Inc.,
Sr Note 04-15-08                                       7.625      Baa3                20            19,248

Liberty Media Corp.,
Sr Deb 07-15-29                                        8.500      BBB-                10            10,000

Mediacom LLC/Mediacom Capital Corp.,
Sr Note Ser B 04-15-08                                 8.500      B+                  10             9,125

News America Holdings, Inc.,
Gtd Sr Deb 08-10-18                                    8.250      BBB-                11            10,898

TCI Communications, Inc.,
Sr Deb 02-15-26                                        7.875      AA-                 20            19,904

Telewest Communications Plc,
Sr Note (United Kingdom) 02-01-10 (R) (Y)              9.875      B+                   5             5,000

Time Warner, Inc.,
Deb 01-15-13                                           9.125      BBB                 21            22,862

TV Guide, Inc.,
Sr Sub Note Ser B 03-01-09                             8.125      B+                  10             9,875

United Pan-Europe Communications N.V.,
Sr Note (Netherlands) 11-01-09 (R) (Y)                11.250      B                   10             9,800
                                                                                             -------------
                                                                                                   235,516
                                                                                             -------------
Medical (1.23%)
Dynacare, Inc.,
Sr Note (Canada) 01-15-06 (Y)                         10.750      B+                  18            16,920

Fresenius Medical Care Capital Trust II,
Gtd Trust Preferred Security 02-01-08                  7.875      B+                  15            13,350

IASIS Healthcare Corp.,
Sr Sub Note 10-15-09 (R)                              13.000      B-                  10            10,150

Quest Diagnostics, Inc.,
Sr Sub Note 12-15-06                                  10.750      B+                  11            11,605
                                                                                             -------------
                                                                                                    52,025
                                                                                             -------------
Metal (0.25%)
Golden Northwest Aluminum, Inc.,
1st Mtg Note 12-15-06                                 12.000      BB-                 10            10,450
                                                                                             -------------
Mortgage Banking (6.59%)
Commercial Mortgage Acceptance Corp.,
Pass Thru Ctf Ser 1999-C1 Class A-1 08-15-08           6.790      Aaa                 19            18,713

EQCC Home Equity Loan Trust,
Pass Thru Ctf Ser 1997-3 Class A-9 02-15-29            6.570      AAA                 40            37,826

IMC Home Equity Loan Trust,
Pass Thru Ctf Ser 1998-1 Class A-4 03-20-25            6.600      AAA                 20            19,094

JCP Master Credit Card Trust,
Pass Thru Ctf Ser C Class A 06-15-00                   9.625      AA+                 55            55,395

LB Commercial Mortgage Trust,
Pass Thru Ctf Ser 1999-C1 Class A-1 08-15-07           6.410      Aaa                 15            13,936

Money Store Home Equity Trust (The),
Pass Thru Ctf Ser 1997-D Class AF-7 12-15-38           6.485      AAA                 24            23,190

Morgan Stanley Capital I, Inc.,
Pass Thru Ctf Ser 1997-WF1 Class A-1 10-15-06 (R)      6.830      AAA                 71            69,790

Salomon Brothers Mortgage Securities VII, Inc.,
Pass Thru Ctf Ser 1997-HUD2 Class A-2 07-25-24         6.750      Aaa                 11            10,838

UCFC Home Equity Loan Trust,
Pass Thru Ctf Ser 1997-A1 Class A-8 06-15-28           7.220      AAA                 30            29,658
                                                                                             -------------
                                                                                                   278,440
                                                                                             -------------
Oil & Gas (1.47%)
Amerada Hess Corp.,
Bond 10-01-29                                          7.875      BBB                 15            14,495

Ocean Energy, Inc.,
Sr Sub Note Ser B 07-15-07                             8.875      BB-                  5             4,875

Petroleum Geo-Services,
Sr Note (Norway) 03-30-08 (Y)                          6.625      BBB                 20            18,145

Santa Fe Snyder Corp.,
Sr Sub Note 06-15-07                                   8.750      BB-                 10             9,825

Triton Energy Ltd.,
Sr Note 04-15-02                                       8.750      BB-                 15            14,888
                                                                                             -------------
                                                                                                    62,228
                                                                                             -------------
Paper & Paper Products (0.72%)
Fort James Corp.,
Sr Note 09-15-02                                       6.500      BBB                 10             9,749

Packaging Corp. of America,
Sr Sub Note Ser B 04-01-09                             9.625      B                    5             5,000

S.D. Warren Co.,
Sr Sub Note Ser B 12-15-04                            12.000      B+                  15            15,619
                                                                                             -------------
                                                                                                    30,368
                                                                                             -------------
Real Estate Investment Trust (1.46%)
American Health Properties, Inc.,
Note 01-15-07                                          7.500      BBB-                10             9,012

Cabot Industrial Properties, L.P.,
Note 05-01-04                                          7.125      BBB-                15            14,307

Camden Property Trust,
Note 04-15-04                                          7.000      BBB                 10             9,568

Liberty Property L.P.,
Med Term Note 06-05-02                                 6.600      BBB-                10             9,660

ProLogis Trust,
Note 04-15-04                                          6.700      BBB+                10             9,516

TriNet Corporate Realty Trust, Inc.,
Note 05-15-01                                          7.300      BB                  10             9,665
                                                                                             -------------
                                                                                                    61,728
                                                                                             -------------
Retail (0.89%)
Dillard's, Inc.,
Deb 08-01-18                                           7.130      BBB                 10             8,532

Great Atlantic & Pacific Tea Co., Inc. (The),
Note 04-15-07                                          7.750      BBB-                 5             4,696

Meyer (Fred), Inc.,
Note 03-01-08                                          7.450      BBB-                15            14,419

Safeway, Inc.,
Note 11-15-01                                          5.875      BBB                 10             9,769
                                                                                             -------------
                                                                                                    37,416
                                                                                             -------------
Soap & Cleaning Preparations (0.34%)
Procter & Gamble Co. (The),
Note 09-15-09                                          6.875      AA                  15            14,420
                                                                                             -------------
Steel (0.85%)
EES Coke Battery Co., Inc.,
Sr Note 04-15-02 (R)                                   7.125      BBB                  5             5,260

National Steel Corp.,
1st Mtg Ser D 03-01-09                                 9.875      B+                  10             9,925

UCAR Global Enterprises, Inc.,
Sr Sub Note Ser B 01-15-05                            12.000      B                   20            20,900
                                                                                             -------------
                                                                                                    36,085
                                                                                             -------------
Telecommunications (5.84%)
AXIA, Inc.,
Sr Sub Note 07-15-08                                  10.750      B-                  10             8,500

Clearnet Communications, Inc.,
Sr Disc Note, Step Coupon (10.125%, 05-01-04)
(Canada) 05-01-09 (A) (Y)                               Zero      B3                  10             6,000
Sr Disc Note, Step Coupon (14.75%, 12-15-00)
(Canada) 12-15-05 (A) (Y)                               Zero      B3                   5             5,000

Crown Castle International Corp.,
Sr Note 05-15-11                                       9.000      B                    5             4,750

Global Crossing Holdings Ltd.,
Sr Note 11-15-09 (R)                                   9.500      BB                  15            14,531

GT Group Telecom,
Unit (Sr Disc Note & Warrant) (Canada) 02-01-10
(R) (Y)                                                 Zero      CCC+                10             5,850

Hermes Europe Railtel BV,
Sr Note (Netherlands) 08-15-07 (Y)                    11.500      B                    5             4,850
Sr Note (Netherlands) 01-15-09 (Y)                    10.375      B                    5             4,700

LCI International, Inc.,
Sr Note 06-15-07                                       7.250      BB+                 15            14,449

Level 3 Communications, Inc.,
Sr Note 03-15-08 (R)                                  11.000      B                   10            10,025

McLeodUSA, Inc.,
Sr Note 11-01-08                                       9.500      B+                  15            14,513

Metromedia Fiber Network, Inc.,
Sr Note Ser B 11-15-08                                10.000      B+                  10             9,850

MetroNet Communications Corp.,
Sr Note (Canada) 08-15-07 (Y)                         12.000      BBB                 10            11,300

Nextel Communications, Inc.,
Sr Note 11-15-09                                       9.375      B                   15            14,494

NEXTLINK Communications, Inc.,
Sr Note 11-15-08                                      10.750      B                   10            10,000

NTL Communications Corp.,
Sr Note Ser B 10-01-08                                11.500      B-                  15            15,788

Omnipoint Corp.,
Sr Note 09-15-09 (R)                                  11.500      CCC+                 5             5,400

Sprint Capital Corp.,
Note 05-01-19                                          6.900      BBB+                15            13,464

TeleCorp PCS, Inc.,
Sr Sub Disc Note, Step Coupon (11.625%, 04-15-04)
04-15-09 (A)                                            Zero      B3                  10             6,525

Triton PCS, Inc.,
Sr Sub Disc Note, Step Coupon (11.00%, 05-01-03)
05-01-08 (A)                                            Zero      CCC+                10             7,150

WorldCom, Inc.,
Note 08-15-01                                          6.125      A-                  35            34,555
Note 08-15-28                                          6.950      A-                  10             9,035

Worldwide Fiber, Inc.,
Sr Note (Canada) 12-15-05 (Y)                         12.500      B+                  15            15,788
                                                                                             -------------
                                                                                                   246,517
                                                                                             -------------
Transport (3.84%)
America West Airlines,
Pass Thru Ctf Ser 1996-1B 01-02-08                     6.930      A-                   3             3,199

Continental Airlines, Inc.,
Pass Thru Ctf Ser 1999-1A 02-02-19                     6.545      AA+                 19            17,591

Pass Thru Ctf Ser 1997-2C 06-30-04                     7.206      BBB                 22            21,015

Sr Note 12-15-05                                       8.000      BB-                 15            13,500

ERAC USA Finance Co.,
Note 02-15-05 (R)                                      6.625      BBB+                21            19,826

Fine Air Services, Inc.,
Sr Note 06-01-08                                       9.875      B                   15            12,750

Northwest Airlines 1996-1 Pass Through Trusts,
Pass Thru Ctf Ser 1996-1D 01-02-15                     8.970      BBB-                 5             4,535

Northwest Airlines, Inc.,
Note 03-15-04                                          8.375      BB                  10             9,379

NWA Trust,
Sr Note Ser A 12-21-12                                 9.250      AA                  33            34,738

U.S. Airways, Inc.,
Pass Thru Ctf Ser 1990-A1 03-19-05                    11.200      BB-                 19            19,131

Wisconsin Central Transportation Corp.,
Note 04-15-08                                          6.625      BBB-                 7             6,406
                                                                                             -------------
                                                                                                   162,070
                                                                                             -------------
Utilities (11.95%)
AES Eastern Energy,
Pass Thru Ctf 01-02-17 (R)                             9.000      BBB-                15            14,044

Avon Energy Partners Holdings,
Sr Note (United Kingdom) 12-11-02 (R) (Y)              6.730      BBB+                10             9,784

Beaver Valley Funding Corp.,
Sec Lease Oblig Bond 06-01-17                          9.000      BB-                  9             9,000

BellSouth Capital Funding Corp.,
Deb 02-15-30                                           7.875      AAA                 10             9,987

BVPS II Funding Corp.,
Collateralized Lease Bond 06-01-17                     8.890      BB-                  7             7,017

Calpine Corp.,
Sr Note 04-01-08                                       7.875      BB+                  5             4,700

Cleveland Electric Illuminating Co.,
1st Mtg Ser B 05-15-05                                 9.500      BB+                 35            35,962
Sr Sec Note Ser D 11-01-17                             7.880      BB+                 20            19,432

CMS Energy Corp.,
Sr Note 05-15-02                                       8.125      BB                  15            14,764
Sr Note 01-15-09                                       7.500      BB                  20            18,500
Sr Note Ser B 01-15-04                                 6.750      BB                  15            13,988

Connecticut Light & Power Co.,
1st Ref Mtg Ser C 06-01-02                             7.750      BBB-                15            15,001

East Coast Power LLC,
Sr Sec Note 03-31-12                                   7.066      BBB-                15            13,488

EIP Funding-PNM,
Sec Fac Bond 10-01-12                                 10.250      BBB-                23            24,390

GG1B Funding Corp.,
Deb 01-15-11                                           7.430      BBB-                12            11,661

GTE North, Inc.,
Deb Ser H 11-15-08                                     5.650      AA-                 15            13,129

Hydro-Quebec,
Gtd Bond (Canada) 02-01-21 (Y)                         9.400      A+                  15            17,325
Gtd Bond (Canada) 01-15-22 (Y)                         8.400      A+                  10            10,563
Gtd Deb (Canada) 02-01-03 (Y)                          7.375      A+                  25            24,969

Iberdrola International B.V.,
Note (Spain) 10-01-02 (Y)                              7.500      AA-                 25            24,987
Note (Spain) 06-01-03 (R) (Y)                          7.125      AA-                 25            24,792

Long Island Lighting Co.,
Deb 03-15-23                                           8.200      A-                  20            19,600

Midland Cogeneration Venture L.P.,
Sec Deb Ser C-91 07-23-02                             10.330      BBB-                14            14,083

Midland Funding Corp. II,
Deb Ser A 07-23-05                                    11.750      BB                  20            21,408

Niagara Mohawk Power Corp.,
Sec Fac Bond 01-01-18                                  8.770      BBB                 25            25,565

North Atlantic Energy Corp.,
1st Mtg Ser A 06-01-02                                 9.050      BB+                  9             9,080

Northeast Utilities,
Note Ser A 12-01-06                                    8.580      BB+                  4             3,533

PECO Energy Transition Trust,
Pass Thru Ctf Ser 1999-A Class A-6 03-01-09            6.050      AAA                 15            13,922

PNPP II Funding Corp.,
Deb 05-30-16                                           9.120      BB-                 15            15,496

System Energy Resources, Inc.,
1st Mtg 08-01-01                                       7.710      BBB-                 5             4,975

U S WEST Capital Funding, Inc.,
Deb 07-15-28                                           6.875      A-                  15            13,091

Waterford 3 Funding Corp.,
Sec Lease Obligation Bond 01-02-17                     8.090      BBB-                27            26,249
                                                                                             -------------
                                                                                                   504,485
                                                                                             -------------

TOTAL BONDS
(Cost $4,108,104)                                                                (94.07%)        3,971,828
                                                                                  ------     -------------

                                                                               NUMBER OF
                                                                                WARRANTS
                                                                                --------
WARRANTS
MetroNet Communications Corp. (Canada) (R)**                                          10             1,600
                                                                                             -------------
TOTAL WARRANTS
(Cost $103)                                                                       (0.04%)            1,600
                                                                                  ------     -------------


                                                                  INTEREST       PAR VALUE
                                                                    RATE       (000S OMITTED)
                                                                  --------      ------------

SHORT-TERM INVESTMENTS
Joint Repurchase Agreement (5.73%)
Investment in a joint repurchase
agreement transaction with Barclay's,
Inc. --  Dated 02-29-00, due 03-01-00
(Secured by U.S. Treasury Bonds, 7.50%
thru 10.00% due 05-15-10 thru
02-15-25, and U.S. Treasury Notes,
5.125% thru 6.25% due 07-31-00 thru
08-15-07) -- Note A                                                5.790%           $242          $242,000
                                                                                              ------------
Corporate Savings Account (0.02%)
Investors Bank & Trust Company Daily
Interest Savings Account Current Rate
4.65%                                                                                                1,001
                                                                                              ------------
TOTAL SHORT-TERM INVESTMENTS                                                      (5.75%)          243,001
                                                                               ---------      ------------
TOTAL INVESTMENTS                                                                (99.86%)        4,216,429
                                                                               ---------      ------------
OTHER ASSETS AND LIABILITIES, NET                                                 (0.14%)            5,748
                                                                               ---------      ------------
TOTAL NET ASSETS                                                                (100.00%)       $4,222,177
                                                                               =========      ============

  * Credit ratings are unaudited and rated by Standard & Poor's where available, or Moody's Investors Service or John Hancock Advisers, Inc.
    where Standard & Poor's ratings are not available.

 ** Non-income producing security.

  + These securities having an aggregate value of $38,266 or 0.91% of the Fund's net assets, have been purchased as a forward commitment; that is, the Fund has agreed on trade date to take delivery of and make payment for such securities on a delayed basis subsequent to the date of this schedule. The purchase price and interest rate of such securities are fixed at trade date, although the Fund does not earn any interest on such securities until settlement date. The Fund has instructed its Custodian Bank to segregate assets with a current value at least equal to the amount of the forward commitment. Accordingly, the market value of $39,088 of United States Treasury Bonds, 7.125%, 02-15-23, has been segregated to cover the forward commitment.

(A) Cash interest will be paid on this obligation at the stated rate beginning on the stated date.

(R) These securities are exempt from registration under rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration. Rule 144A securities amounted to $406,786 or 9.63% of net assets as of February 29, 2000.

(Y) Parenthetical disclosure of a foreign country in the security description represents country of a foreign issuer; however, security is U.S. dollar denominated.

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

See notes to financial statements.





John Hancock Funds -- Institutional Series Trust -- Dividend Performers Fund

Schedule of Investments
February 29, 2000
----------------------------------------------------------------------------------------
The Schedule of Investments is a complete list of all securities owned by the Dividend Performers Fund on February 29, 2000. It's divided into two main categories: common stocks and short-term investments. The common stocks are further broken down by industry groups. Short-term investments, which represent the Fund's "cash" position, are listed last.

                                                             NUMBER OF           MARKET
ISSUER, DESCRIPTION                                             SHARES            VALUE
-------------------                                             ------            -----
COMMON STOCKS
Advertising (0.95%)
Interpublic Group of Companies,  Inc. (The)                      3,500         $140,656
                                                                           ------------
Banks -- United States (1.80%)
Bank of America Corp.                                            2,800          128,975
State Street Corp.                                               1,900          138,463
                                                                           ------------
                                                                                267,438
                                                                           ------------
Beverages (3.16%)
Anheuser-Busch Cos., Inc.                                        2,800          179,550
PepsiCo, Inc.                                                    9,000          290,250
                                                                           ------------
                                                                                469,800
                                                                           ------------
Building (0.72%)
Masco Corp.                                                      6,000          107,250
                                                                           ------------
Computers (19.84%)
Cisco Systems, Inc.*                                             4,600          608,062
Computer Associates International, Inc.                          4,600          295,837
Dell Computer Corp.*                                             6,000          244,874
EMC Corp.*                                                       2,900          345,100
Hewlett-Packard Co.                                              2,500          336,250
International Business Machines Corp.                            1,500          153,000
Microsoft Corp.*                                                 6,000          536,250
Sun Microsystems, Inc.*                                          4,500          428,624
                                                                           ------------
                                                                              2,947,997
                                                                           ------------
Diversified Operations (4.04%)
Du Pont (E.I.) De Nemours & Co.                                  2,800          141,400
Honeywell International, Inc.                                    3,375          162,421
Johnson Controls, Inc.                                           1,300           69,387
Minnesota Mining & Manufacturing Co.                             1,500          132,187
Tyco International Ltd.                                          2,500           94,843
                                                                           ------------
                                                                                600,238
                                                                           ------------
Electronics (8.59%)
Emerson Electric Co.                                             4,000          182,250
General Electric Co.                                             4,000          528,750
Intel Corp.                                                      5,000          565,000
                                                                           ------------
                                                                              1,276,000
                                                                           ------------
Finance (2.60%)
Citigroup, Inc.                                                  5,000          258,438
Household International, Inc.                                    4,000          127,750
                                                                           ------------
                                                                                386,188
                                                                           ------------
Food (3.42%)
Bestfoods                                                        5,000          209,688
General Mills, Inc.                                              2,000           65,875
Nabisco Holdings Corp. (Class A)                                 5,800          169,650
Sara Lee Corp.                                                   4,200           63,000
                                                                           ------------
                                                                                508,213
                                                                           ------------
Furniture (0.74%)
Leggett & Platt, Inc.                                            6,500          109,281
                                                                           ------------
Insurance (3.48%)
AFLAC, Inc.                                                      4,000          146,250
American General Corp.                                           2,200          114,813
American International Group, Inc.                               2,900          256,469
                                                                           ------------
                                                                                517,532
                                                                           ------------
Machinery (2.04%)
Dover Corp.                                                      4,300          165,819
Pentair, Inc.                                                    4,000          137,500
                                                                           ------------
                                                                                303,319
                                                                           ------------
Media (2.34%)
Gannett Co., Inc.                                                3,000          195,563
McGraw-Hill Cos., Inc. (The)                                     3,000          152,625
                                                                           ------------
                                                                                348,188
                                                                           ------------
Medical (7.42%)
American Home Products Corp.                                     3,500          152,250
Baxter International, Inc.                                       5,500          299,750
Johnson & Johnson                                                3,000          215,250
Medtronic, Inc.                                                  4,400          213,125
Warner-Lambert Co.                                               2,600          222,463
                                                                           ------------
                                                                              1,102,838
                                                                           ------------
Metal (0.83%)
Illinois Tool Works, Inc.                                        2,400          124,050
                                                                           ------------
Mortgage Banking (1.81%)
Fannie Mae                                                       3,500          185,500
Freddie Mac                                                      2,000           83,500
                                                                           ------------
                                                                                269,000
                                                                           ------------
Office (3.25%)
Avery Dennison Corp.                                             2,500          151,719
Pitney Bowes, Inc.                                               6,700          331,650
                                                                           ------------
                                                                                483,369
                                                                           ------------
Oil & Gas (5.59%)
Chevron Corp.                                                    2,200          164,313
Conoco Inc. (Class A)*                                           7,200          138,150
Exxon Mobil Corp.                                                5,280          397,650
Royal Dutch Petroleum Co.  American Depositary
Receipts (ADR) (Netherlands)                                     2,500          131,250
                                                                           ------------
                                                                                831,363
                                                                           ------------
Paper & Paper Products (1.01%)
Kimberly-Clark Corp.                                             2,900          149,894
                                                                           ------------
Retail (7.12%)
CVS Corp.                                                        4,000          140,000
Home Depot, Inc. (The)                                           4,500          260,156
Lowe's Cos., Inc.                                                6,000          285,750
SYSCO Corp.                                                      2,400           78,750
Target Corp.                                                     2,500          147,500
Wal-Mart Stores, Inc.                                            3,000          146,063
                                                                           ------------
                                                                              1,058,219
                                                                           ------------
Soap & Cleaning Preparations (3.18%)
Clorox Co. (The)                                                 4,000          161,750
Ecolab, Inc.                                                     4,800          135,600
Procter & Gamble Co. (The)                                       2,000          176,000
                                                                           ------------
                                                                                473,350
                                                                           ------------
Steel (1.07%)
Nucor Corp.                                                      3,200          159,000
                                                                           ------------
Telecommunications (5.42%)
Bell Atlantic Corp.                                              3,200          156,600
CenturyTel, Inc.                                                 4,300          144,588
Lucent Technologies, Inc.                                        2,000          119,000
MCI WorldCom, Inc.*                                              3,300          147,263
Nokia Corp. (ADR) (Finland)                                      1,200          237,975
                                                                           ------------
                                                                                805,426
                                                                           ------------
Utilities (0.78%)
ALLTEL Corp.                                                     2,000          116,000
                                                                           ------------
TOTAL COMMON STOCKS
(Cost $11,115,261)                                             (91.20%)      13,554,609
                                                                           ------------

                                               INTEREST      PAR VALUE
                                                 RATE     (000s OMITTED)
                                               --------   --------------
SHORT-TERM INVESTMENTS
Joint Repurchase Agreement (8.38%)
Investment in a joint repurchase
agreement transaction with  Barclay's,
Inc. -- Dated 02-29-00,  due 03-01-00
(Secured by U.S.  Treasury Bonds,
7.50% thru  10.00% due 05-15-10 thru
02-15-25, and U.S. Treasury  Notes,
5.125% thru 6.25%  due 07-31-00 thru
08-15-07) --  Note A                              5.79%         $1,245       $1,245,000
                                                                           ------------
Corporate Savings Account (0.00%)
Investors Bank & Trust Company Daily
Interest Savings Account Current Rate
4.65%                                                                               597
                                                                           ------------
TOTAL SHORT-TERM INVESTMENTS                                    (8.38%)       1,245,597
                                                             ---------     ------------
TOTAL INVESTMENTS                                              (99.58%)      14,800,206
                                                             ---------     ------------
OTHER ASSETS AND LIABILITIES, NET                               (0.42%)          62,425
                                                             ---------     ------------
TOTAL NET ASSETS                                              (100.00%)     $14,862,631
                                                             =========     ============

* Non-income producing security.

Parenthetical disclosure of a foreign country in the security description represents country of a foreign issuer; however, security is U.S. dollar denominated.

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

See notes to financial statements.




John Hancock Funds -- Institutional Series Trust -- Medium Capitalization Growth Fund

Schedule of Investments
February 29, 2000
----------------------------------------------------------------------------------------
The Schedule of Investments is a complete list of all securities owned by the Medium Capitalization Growth Fund on February 29, 2000. It's
divided into two main categories: common stocks and short-term investments. The common stocks are further broken down by industry groups. Short-term investments, which represent the Fund's "cash"
position, are listed last.

                                                              NUMBER OF           MARKET
ISSUER, DESCRIPTION                                              SHARES            VALUE
-------------------                                              ------            -----
COMMON STOCKS
Advertising (1.38%)
Interpublic Group of Companies,  Inc. (The)                       2,750         $110,516
Omnicom Group, Inc.                                               1,900          178,956
TMP Worldwide, Inc.*                                              1,050          142,734
Young & Rubicam, Inc.                                             1,500           75,750
                                                                            ------------
                                                                                 507,956
                                                                            ------------
Banks -- United States (1.12%)
Comerica, Inc.                                                    1,700           62,794
First Security Corp.                                              3,100           71,881
Northern Trust Corp.                                              4,950          279,675
                                                                            ------------
                                                                                 414,350
                                                                            ------------
Computers (22.12%)
Active Software, Inc.*                                            1,650          173,250
Akamai Technologies, Inc.*                                          300           78,375
Art Technology Group, Inc.*                                       2,500          361,250
Baltimore Technologies Plc,* American  Depositary
Receipts (ADR) (United Kingdom)                                     830          157,700
BMC Software, Inc.*                                               1,000           46,000
Cambridge Technology Partners, Inc.*                              3,650           54,750
China.com Corp. (Class A)* (Hong Kong)                            1,870          229,776
CMGI, Inc.*                                                       1,250          161,953
Computer Sciences Corp.*                                          1,650          130,041
DST Systems, Inc.*                                                1,950          109,444
E.piphany, Inc.*                                                  1,050          230,869
Edwards (J.D.) & Co.*                                             1,500           60,937
EMC Corp.*                                                        1,530          182,070
Entrust Technologies Inc.*                                        2,250          198,562
Exodus Communications, Inc.*                                      2,350          334,581
Fiserv, Inc.*                                                     6,400          174,400
Foundry Networks, Inc.*                                             800          111,750
GigaMedia Ltd.* (Taiwan)                                            150           10,509
i2 Technologies, Inc.*                                            3,700          604,950
Informix Corp.*                                                  26,500          424,000
Interwoven, Inc.*                                                 1,440          215,280
JNI Corp.*                                                        1,850          151,006
Lexmark International Group, Inc.  (Class A)*                     2,690          320,782
MatrixOne, Inc.*                                                    150            3,750
Mercury Interactive Corp.*                                        3,000          289,125
NBC Internet, Inc. (Class A)*                                     1,950          102,497
Network Appliance, Inc.*                                          1,900          358,625
Niku Corp.*                                                       1,120           77,280
Onvia.com, Inc.*                                                    350            7,350
OpenTV Corp.*                                                       150           27,750
Organic, Inc.*                                                      150            5,119
Parametric Technology Corp.*                                     17,650          535,016
Perot Systems Corp. (Class A)*                                    7,000          178,062
Phone.com, Inc.*                                                  2,100          293,212
PSINet, Inc.*                                                     4,300          199,413
RealNetworks, Inc.*                                               1,000           70,313
Rhythms NetConnections, Inc.*                                     2,650           94,572
S1 Corp.*                                                           950           95,594
Siebel Systems, Inc.                                              2,500          346,719
StarMedia Network, Inc.*                                          2,800          131,600
Unisys Corp.*                                                     5,550          166,153
VERITAS Software Corp.*                                           1,725          341,334
VerticalNet, Inc.*                                                  450           99,000
VIA NET.WORKS, Inc.*                                                550           36,300
Viant Corp.*                                                      4,700          178,306
                                                                            ------------
                                                                               8,159,325
                                                                            ------------
Cosmetics & Personal Care (0.41%)
Dial Corp. (The)                                                 10,585          152,159
                                                                            ------------
Diversified Operations (0.61%)
Mitsubishi Corp. (ADR) (Japan)                                   15,096          222,898
                                                                            ------------
Electronics (20.15%)
Altera Corp.*                                                     2,940          234,465
Amphenol Corp. (Class A)*                                         4,450          355,722
Analog Devices, Inc.*                                             2,100          329,700
Applied Micro Circuits Corp.*                                       750          206,297
ASM Lithography Holding NV*  (Netherlands)                        2,200          281,875
Atmel Corp.*                                                      6,400          316,800
Broadcom Corp. (Class A)*                                         2,000          394,750
Conexant Systems, Inc.*                                           3,900          383,175
Flextronics International Ltd.*  (Singapore)                      3,500          213,063
Intersil Holding Corp.*                                           1,400           83,125
Jabil Circuit, Inc.*                                              3,510          243,726
JDS Uniphase Corp.*                                               2,400          632,700
KLA-Tencor Corp.*                                                 4,220          328,896
Linear Technology Corp.                                           3,050          320,059
Maxim Intergrated Products, Inc.*                                 5,100          340,744
Novellus Systems, Inc.*                                           3,900          231,319
PE Corp.-PE Biosystems Group                                      2,100          221,550
Sanmina Corp.*                                                    1,570          183,788
SCI Systems, Inc.*                                                7,000          281,750
ST Assembly Test Services Ltd.* (ADR)
(Singapore)                                                         397           19,056
STMicroelectronics NV (Netherlands)                               1,850          370,000
Teradyne, Inc.*                                                   4,500          391,500
Vitesse Semiconductor Corp.*                                      2,950          306,247
Waters Corp.*                                                     3,370          330,471
Xilinx, Inc.*                                                     5,440          433,840
                                                                            ------------
                                                                               7,434,618
                                                                            ------------
Fiber Optics (1.73%)
Avanex Corp.*                                                       250           52,094
C-COR.net Corp.*                                                 10,150          453,896
Sycamore Networks, Inc.*                                            900          133,200
                                                                            ------------
                                                                                 639,190
                                                                            ------------
Finance (1.23%)
Capital One Financial Corp.                                       2,450           90,191
Concord EFS, Inc.*                                                9,772          191,165
NextCard, Inc.*                                                   4,950          111,994
Providian Financial Corp.                                           950           61,572
                                                                            ------------
                                                                                 454,922
                                                                            ------------
Insurance (0.64%)
AFLAC, Inc.                                                       2,550           93,234
Reinsurance Group of America, Inc.                                8,277          141,226
                                                                            ------------
                                                                                 234,460
                                                                            ------------
Media (6.90%)
AMFM, Inc.*                                                       2,860          175,532
Cox Radio, Inc. (Class A)*                                        2,150          172,000
Cumulus Media, Inc. (Class A)*                                    2,850           85,144
Emmis Communications Corp.  (Class A)*                            2,400           87,600
Entercom Communications Corp.*                                    4,500          189,281
Hispanic Broadcasting Corp.*                                      1,825          170,523
Infinity Broadcasting Corp. (Class A)*                            7,250          231,547
Insight Communications Co., Inc.*                                 2,900           60,537
Mediacom Communications Corp.  (Class A)*                         6,230          106,299
Pegasus Communications Corp.*                                     2,550          316,200
Radio One, Inc.*                                                  3,650          239,988
Spanish Broadcasting System, Inc.  (Class A)*                     4,900           93,713
Telewest Communications Plc* (ADR)  (United
Kingdom)                                                          4,465          317,015
Univision Communications, Inc.  (Class A)*                        1,400          142,625
Wink Communications, Inc.*                                        2,700          156,600
                                                                            ------------
                                                                               2,544,604
                                                                            ------------
Medical (9.32%)
Affymetrix, Inc.*                                                 1,270          367,824
Alkermes, Inc.*                                                   1,650          316,594
Allergan, Inc.                                                    2,300          115,719
Biogen, Inc.*                                                     2,800          302,225
Express Scripts, Inc. (Class A)*                                  1,900           87,519
Forest Laboratories, Inc.*                                        1,700          116,131
Health Management Associates, Inc.  (Class A)*                    5,500           59,125
Immunex Corp.*                                                    1,300          256,669
Incyte Pharmaceuticals, Inc.*                                     1,050          289,341
MedImmune, Inc.*                                                  1,700          337,450
Millennium Pharmaceuticals, Inc.*                                 1,200          312,150
Protein Design Labs, Inc.*                                        1,000          250,187
QLT PhotoTherapeutics, Inc.* (Canada)                             4,700          335,463
Stryker Corp.                                                     2,300          134,550
Wellpoint Health Networks, Inc.*                                  2,350          158,625
                                                                            ------------
                                                                               3,439,572
                                                                            ------------
Oil & Gas (3.40%)
Baker Hughes, Inc.                                               12,350          319,556
BJ Services Co.*                                                  6,150          350,934
Cooper Cameron Corp.*                                             2,660          146,965
R&B Falcon Corp.*                                                12,450          192,197
Weatherford International, Inc.*                                  5,450          245,250
                                                                            ------------
                                                                               1,254,902
                                                                            ------------
Paper & Paper Products (0.74%)
Bowater, Inc.                                                     2,500          122,969
Fort James Corp.                                                  7,850          147,678
                                                                            ------------
                                                                                 270,647
                                                                            ------------
Retail (1.47%)
Best Buy Co., Inc.*                                               2,850          154,969
Circuit City Stores-Circuit City Group                            3,600          145,350
SYSCO Corp.                                                       2,100           68,906
Tandy Corp.                                                       4,550          173,184
                                                                            ------------
                                                                                 542,409
                                                                            ------------
Telecommunications (24.00%)
Adelphia Business Solutions, Inc.*                                2,200          113,025
Alamosa PCS Holdings, Inc.*                                       4,350          157,687
Allegiance Telecom, Inc.*                                         4,575          452,353
American Tower Corp. (Class A)                                    4,600          226,550
ANTEC Corp.*                                                     11,700          619,369
Broadwing, Inc.*                                                  7,100          210,781
Carrier 1 International S.A.* (ADR)
(Switzerland)                                                       276            8,953
COLT Telecom Group Plc* (ADR)  (United Kingdom)                   1,730          403,063
Comverse Technology, Inc.*                                        2,595          510,891
Corning, Inc.                                                     2,543          478,084
Crown Castle International Corp.*                                 5,250          169,312
Dobson Communications Corp.  (Class A)*                          10,950          208,050
Global Crossing Ltd.* (Bermuda)                                   7,312          340,922
Global TeleSystems Group, Inc.*                                   8,800          220,000
i-CABLE Communications Ltd.* (ADR)  (Hong Kong)                   9,644          213,374
ICG Communications, Inc.*                                         3,350          105,106
IMPSAT Fiber Networks, Inc.*                                      7,550          276,991
Intermedia Communications, Inc.*                                  2,700          170,944
Jazztel Plc* (ADR) (United Kingdom)                                 117           13,777
McLeodUSA, Inc. (Class A)*                                        7,060          621,280
Metromedia Fiber Network, Inc.  (Class A)*                        3,350          240,834
Microcell Telecommunications, Inc.*  (Canada)                     3,750          172,500
Nextel Communications, Inc. (Class A)*                            2,600          355,550
Nextel Partners, Inc. (Class A)*                                    550           17,600
NEXTLINK Communications, Inc.  (Class A)*                         3,300          363,619
NTL, Inc.*                                                        2,987          273,310
Omnipoint Corp.*                                                  3,400          417,137
Partner Communications Co. Ltd.*  (ADR) (Israel)                  8,300          141,100
SAVVIS Communications Corp.*                                      1,650           33,000
Scientific-Atlanta, Inc.                                          2,600          266,988
Time Warner Telecom, Inc. (Class A)*                              1,650          127,050
UnitedGlobalCom, Inc. (Class A)*                                  4,200          438,900
Versatel Telecom International NV*  (ADR)
(Netherlands)                                                     3,300          198,825
Western Wireless Corp. (Class A)*                                 5,950          288,575
                                                                            ------------
                                                                               8,855,500
                                                                            ------------
TOTAL COMMON STOCKS
(Cost $21,951,399)                                              (95.22%)      35,127,512
                                                                            ------------

                                               INTEREST      PAR VALUE
                                                 RATE     (000s OMITTED)
                                               --------   --------------
SHORT-TERM INVESTMENTS
Joint Repurchase Agreement (5.58%)
Investment in a joint repurchase
agreement transaction with  Barclay's,
Inc. -- Dated 02-29-00,  due 03-01-00
(Secured by U.S.  Treasury Bonds,
7.50% thru  10.00% due 05-15-10 thru
02-15-25, and U.S. Treasury  Notes,
5.125% thru 6.25%  due 07-31-00 thru
08-15-07) --  Note A                             5.79%           $2,059        2,059,000
                                                                            ------------
Corporate Savings Account (0.00%)
Investors Bank & Trust Company Daily
Interest Savings Account Current Rate
4.65%                                                                                968
                                                                            ------------
TOTAL SHORT-TERM INVESTMENTS                                     (5.58%)       2,059,968
                                                              ---------     ------------
TOTAL INVESTMENTS                                              (100.80%)      37,187,480
                                                              ---------     ------------
OTHER ASSETS AND LIABILITIES, NET                                (0.80%)        (294,660)
                                                              ---------     ------------
TOTAL NET ASSETS                                               (100.00%)     $36,892,820
                                                              =========     ============

* Non-income producing security.

Parenthetical disclosure of a foreign country in the security description represents country of a foreign issuer; however, security is U.S. dollar denominated.

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

See notes to financial statements.




Portfolio Concentration (Unaudited)
-------------------------------------------------------------------------
The Medium Capitalization Growth Fund invests primarily in common stocks of U.S. and foreign issuers. The performance of the Fund is closely tied to the economic and financial conditions within the countries in which it invests. The concentration of investments by industry category for individual securities held by the Fund is shown in the schedule of investments. In addition, concentration of investments can be aggregated by various countries. The table below shows the percentages of the
Fund's investments at February 29, 2000 assigned to country categories.


                                MARKET VALUE AS A
                                    PERCENTAGE OF
COUNTRY DIVERSIFICATION         FUND'S NET ASSETS
-----------------------         -----------------
Bermuda                                 0.92%
Canada                                  1.38
Hong Kong                               1.20
Israel                                  0.38
Japan                                   0.60
Netherlands                             2.31
Singapore                               0.63
Switzerland                             0.02
Taiwan                                  0.03
United Kingdom                          2.42
United States                          90.91
                                     -------
TOTAL INVESTMENTS                     100.80%
                                     =======

See notes to financial statements.





John Hancock Funds -- Institutional Series Trust -- Small Capitalization Growth Fund

Schedule of Investments
February 29, 2000
----------------------------------------------------------------------------------------
The Schedule of Investments is a complete list of all securities owned by the Small Capitalization Growth Fund on February 29, 2000. It's
divided into two main categories: common stocks and short-term investments. Common stocks are further broken down by industry groups.
Short-term investments, which represent the Fund's "cash" position, are listed last.

                                                              NUMBER OF           MARKET
ISSUER, DESCRIPTION                                              SHARES            VALUE
-------------------                                              ------            -----
COMMON STOCKS
Advertising (1.90%)
Cybergold, Inc.*                                                  2,960          $59,200
Getty Images, Inc.*                                               1,220           62,754
24/7 Media, Inc.*                                                 1,020           47,430
                                                                            ------------
                                                                                 169,384
                                                                            ------------
Automobile/Trucks (0.22%)
Monaco Coach Corp.*                                               1,110           19,980
                                                                            ------------
Banks -- United States (0.31%)
Greater Bay Bancorp.                                                690           27,082
                                                                            ------------
Broker Services (0.16%)
Web Street, Inc.*                                                 2,150           14,109
                                                                            ------------
Business Services -- Misc. (4.90%)
Charles River Associates, Inc.*                                     950           26,006
Corporate Executive Board Co. (The)*                                790           39,401
Forrester Research, Inc.*                                         1,800           72,000
Jupiter Communications, Inc.*                                       790           25,280
META Group, Inc. *                                                1,690           52,390
Modem Media.Poppe Tyson, Inc.*                                      680           53,975
On Assignment, Inc.*                                              1,110           41,486
ProBusiness Services, Inc.*                                       1,700           46,112
Profit Recovery Group International, Inc.  (The)*                 1,060           19,610
Quanta Services, Inc.*                                            1,480           59,940
                                                                            ------------
                                                                                 436,200
                                                                            ------------
Computers (24.47%)
Accrue Software, Inc.*                                            1,160           54,448
Advent Software, Inc.*                                              445           40,356
Apex, Inc. *                                                      1,380           61,927
Apropos Technology, Inc.*                                            50            2,394
Aspect Development, Inc.*                                           580           86,347
Aspen Technology, Inc.*                                           1,950           87,262
Avenue A, Inc. *                                                     50            3,600
Be Free, Inc.*                                                      740           66,877
BindView Development Corp.*                                       2,640           89,100
Broadbase Software, Inc.*                                           420           63,604
Clarus Corp.*                                                       800           93,300
Cognizant Technology Solutions Corp.*                               640           69,840
Commtouch Software, Ltd. * (Israel)                                 950           52,725
Concord Communications, Inc.*                                       580           25,955
Data Return Corp.*                                                1,160           74,385
Dendrite International, Inc.*                                       975           24,009
Digex, Inc.*                                                        600           97,200
Digimarc Corp.*                                                     100            5,750
DigitalThink, Inc.*                                                  50            2,037
Diversinet Corp. * (Canada)                                       2,470           65,918
Extensity, Inc.*                                                     50            3,625
FactSet Research Systems, Inc.                                      950           28,619
FirePond, Inc.*                                                     150           14,616
Fundtech Ltd.* (Israel)                                           1,280           49,120
Hotel Reservations Network, Inc.  (Class A)*                         50            1,300
Inforte Corp.*                                                       50            4,022
IntraNet Solutions, Inc.*                                           950           38,712
JNI Corp.*                                                          580           47,342
Landacorp, Inc.*                                                    150            1,941
Lante Corp.*                                                        110            8,772
Level 8 Systems, Inc.*                                              240            7,530
Lifeminders.com, Inc.*                                            1,010           53,656
MarketWatch.com, Inc.*                                            1,050           45,019
MatrixOne, Inc. *                                                    50            1,250
Maxtor Corp.*                                                     1,150            9,200
Media Metrix, Inc.*                                               1,000           35,125
Mediaplex, Inc.*                                                    790           65,965
Micromuse, Inc.*                                                    640           90,760
Multex.com, Inc.*                                                 1,160           35,380
National Computer Systems, Inc.                                   1,460           58,035
National Instruments Corp.*                                         950           42,661
Net Perceptions, Inc.*                                              790           38,611
net.Genesis Corp.*                                                   50            2,841
NetObjects, Inc.*                                                   400           14,900
NetRatings, Inc.*                                                   740           26,501
Official Payments Corp.*                                            790           28,341
Packeteer, Inc. *                                                   640           33,040
Predictive Systems, Inc.*                                           890           54,067
Preview Systems, Inc.*                                               50            2,650
Secure Computing Corp.*                                           3,280           57,400
SportsLine.com, Inc.*                                             1,040           47,970
Transaction Systems Architects, Inc.  (Class A)*                    650           29,331
Visual Networks, Inc.*                                              420           27,615
WebTrends Corp.*                                                    530           50,350
Wind River Systems, Inc.*                                           690           40,063
XCare.net, Inc.*                                                    720           13,680
                                                                            ------------
                                                                               2,177,044
                                                                            ------------
Computers -- Peripheral Equipment (1.11%)
Immersion Corp.*                                                  1,010           39,264
SCM Microsystems, Inc.*                                             520           61,880
                                                                            ------------
                                                                                 101,144
                                                                            ------------
Electronics (12.31%)
Alpha Industries, Inc. *                                            400           58,075
ATMI, Inc.*                                                       1,060           50,019
Credence Systems Corp.*                                             530           70,622
DuPont Photomasks, Inc.*                                            950           55,575
Exar Corp.*                                                       1,110           77,076
GaSonics International Corp.*                                     1,360           44,625
Integrated Silicon Solution, Inc. *                               1,200           33,375
Metalink Ltd.* (Israel)                                           1,110           55,222
Micrel, Inc.*                                                       320           36,880
Nanometrics, Inc.*                                                  150            5,737
Novellus Systems, Inc.*                                             600           35,587
PLX Technology, Inc.*                                             2,490           71,276
Powerwave Technologies, Inc.*                                       640          102,320
PRI Automation, Inc.*                                               640           51,120
QLogic Corp.*                                                       300           46,800
Quantum Effect Devices, Inc.*                                        50            4,819
Rudolph Technologies, Inc.*                                       1,000           45,125
Sage, Inc.*                                                         950           30,400
Semtech Corp.*                                                      890           55,625
Veeco Instruments, Inc.*                                            420           34,492
Vicor Corp.*                                                        300            6,825
Virata Corp.*                                                       850          125,375
                                                                            ------------
                                                                               1,096,970
                                                                            ------------
Engineering/R&D Services (0.13%)
Symyx Technologies, Inc.*                                           210           11,550
                                                                            ------------
Finance (1.13%)
Affiliated Managers Group, Inc.*                                    740           29,091
Medallion Financial Corp.                                         1,110           20,257
Metris Cos., Inc.                                                 1,010           26,134
NextCard, Inc.*                                                   1,110           25,114
                                                                            ------------
                                                                                 100,596
                                                                            ------------
Food (0.24%)
American Italian Pasta Co. (Class A)*                               950           21,672
                                                                            ------------
Instruments -- Scientific (0.44%)
Varian, Inc.*                                                       990           39,476
                                                                            ------------
Leisure (0.74%)
Imax Corp.* (Canada)                                              1,590           40,148
Premier Parks, Inc.*                                              1,270           25,718
                                                                            ------------
                                                                                  65,866
                                                                            ------------
Machinery (0.78%)
CVC, Inc.*                                                        2,060           69,525
                                                                            ------------
Media (5.02%)
Ackerley Group, Inc. (The)                                        1,690           21,653
Acme Communications, Inc.*                                        1,270           30,956
Citadel Communications Corp.*                                       900           30,488
Classic Communications, Inc. (Class A)*                           1,220           26,230
Cumulus Media, Inc. (Class A)*                                      300            8,963
Pegasus Communications Corp.*                                       630           78,120
Radio One, Inc.*                                                    530           34,848
Regent Communications Inc. *                                      3,860           45,838
TiVo, Inc.*                                                         850           28,528
Westwood One, Inc. *                                                580           38,751
Wink Communications, Inc.*                                        1,050           60,900
YouthStream Media Networks, Inc.*                                 2,200           42,075
                                                                            ------------
                                                                                 447,350
                                                                            ------------
Medical (18.78%)
Alexion Pharmaceuticals, Inc.*                                    1,100           93,775
Alkermes, Inc.*                                                     540          103,613
Alpharma, Inc. (Class A)                                            950           32,894
Antigenics, Inc.*                                                    50            2,250
Aspect Medical Systems, Inc.*                                        50            3,294
Aurora Biosciences Corp.*                                           900           96,300
BioSource International, Inc.*                                      250            6,000
Cell Genesys, Inc.*                                                 920           35,765
COR Therapeutics, Inc.*                                           1,260          112,928
CV Therapeutics, Inc. *                                           1,740          112,230
Cyberonics, Inc.*                                                 1,580           40,290
Cytyc Corp.                                                       1,590           73,140
Gene Logic, Inc.*                                                   300           35,813
Genome Therapeutics Corp.*                                          690           34,155
Human Genome Sciences, Inc.*                                        300           65,475
IDEC Pharmaceuticals Corp.*                                         250           35,219
Inhale Therapeutic Systems, Inc.*                                   530           53,663
Interpore International, Inc.*                                    4,230           57,105
King Pharmaceuticals, Inc.*                                         950           45,303
LifePoint Hospitals, Inc.*                                        2,330           35,096
Ligand Pharmaceuticals, Inc. (Class B)*                           1,840           40,020
Molecular Devices Corp.*                                            150           12,300
NPS Pharmaceuticals, Inc.*                                        2,020           54,919
OXiGENE, Inc.*                                                    1,270           29,607
Pharmacopeia, Inc.*                                               1,270           86,439
Pharmacyclics, Inc.*                                                580           46,291
Province Healthcare Co.*                                          1,480           29,785
Sequenom, Inc.*                                                      50            6,250
Techne Corp.*                                                       580           49,753
Titan Pharmaceuticals, Inc.*                                      1,230           61,808
Triangle Pharmaceuticals, Inc.*                                   2,270           51,926
Tularik, Inc.*                                                      640           50,480
Visible Genetics, Inc.*                                             850           79,156
                                                                            ------------
                                                                               1,673,042
                                                                            ------------
Metal (0.65%)
Maverick Tube Corp.*                                              2,580           58,050
                                                                            ------------
Oil & Gas (2.99%)
Atwood Oceanics, Inc.*                                              990           52,594
Core Laboratories N.V.* (Netherlands)                             1,270           26,908
Dril-Quip, Inc.*                                                    640           21,720
Marine Drilling Cos., Inc.*                                       1,800           41,063
NATCO Group, Inc. (Class A)*                                      2,490           32,214
Newfield Exploration Co.*                                           950           29,450
Pride International, Inc.*                                        1,850           27,403
Stone Energy Corp.*                                                 850           34,531
                                                                            ------------
                                                                                 265,883
                                                                            ------------
Retail (6.26%)
Applebee's International, Inc.                                    1,160           32,661
Brightpoint, Inc.*                                                4,260           54,848
Chemdex Corp.*                                                      350           78,706
Cost Plus, Inc.*                                                  1,110           20,604
Duane Reade, Inc.*                                                1,680           40,215
Hain Food Group, Inc. (The)*                                        500           18,375
Insight Enterprises, Inc.*                                          790           24,786
Linens 'N Things, Inc.*                                           1,160           22,838
99 Cents Only Stores*                                             1,581           39,624
O'Reilly Automotive, Inc.*                                        1,270           17,780
Pacific Sunwear of California, Inc.*                              1,615           41,082
ScanSource, Inc.*                                                 1,150           43,700
Tech Data Corp.*                                                  1,530           33,182
Tweeter Home Entertainment Group,  Inc.*                            640           19,600
Whole Foods Market, Inc.*                                           640           24,300
Wild Oats Markets, Inc.*                                          2,420           45,375
                                                                            ------------
                                                                                 557,676
                                                                            ------------
Shoes & Related Apparel (0.42%)
Vans, Inc.*                                                       2,430           37,665
                                                                            ------------
Steel (0.76%)
Lone Star Technologies, Inc.*                                     1,800           67,500
                                                                            ------------
Telecommunications (11.76%)
Advanced Radio Telecom Corp.*                                     1,480           56,610
AirGate PCS, Inc.*                                                  900           88,200
Alamosa PCS Holdings, Inc.*                                       1,600           58,000
Choice One Communications, Inc. *                                   100            6,000
CoreComm Ltd.*                                                      950           37,763
Delano Technology Corp.*                                            400           19,125
Efficient Networks, Inc.*                                           580           93,525
I-Link, Inc.*                                                     5,020           43,925
Illuminet Holdings, Inc.*                                           580           42,920
InterWAVE Communications International,  Ltd.*                      150            9,656
Latitude Communications, Inc.*                                    1,220           25,773
Orckit Communications Ltd.* (Israel)                              1,100           96,044
Pinnacle Holdings, Inc.*                                          1,160           67,860
Powertel, Inc.*                                                     530           49,621
Radyne ComStream, Inc.*                                           1,250           29,844
Rural Cellular Corp. (Class A)*                                     730           40,333
SBA Communications Corp.*                                         1,580           63,990
Telaxis Communications Corp.*                                       210           16,393
Terayon Communication Systems, Inc.*                                380           97,708
US LEC Corp. (Class A)*                                           1,420           61,770
XM Satellite Radio Holdings, Inc.*                                1,060           42,334
                                                                            ------------
                                                                               1,047,394
                                                                            ------------
Transportation (1.43%)
Circle International Group, Inc.                                  1,690           41,299
EGL, Inc.*                                                          950           26,719
Expeditors International of Washington,  Inc.                       740           27,935
Forward Air Corp.*                                                1,375           31,625
                                                                            ------------
                                                                                 127,578
                                                                            ------------
TOTAL COMMON STOCKS
(Cost $5,049,171)                                               (96.91%)       8,632,736
                                                                            ------------

                                               INTEREST      PAR VALUE
                                                 RATE     (000s OMITTED)
                                               --------   --------------
SHORT-TERM INVESTMENTS
Joint Repurchase Agreement (5.52%)
Investment in a joint repurchase
agreement transaction with  Barclay's,
Inc. -- Dated 02-29-00,  due 03-01-00
(Secured by U.S.  Treasury Bonds,
7.50% thru  10.00% due 05-15-10 thru
02-15-25, and U.S. Treasury  Notes,
5.125% thru 6.25%  due 07-31-00 thru
08-15-07) --  Note A                              5.79%            $492          492,000
                                                                            ------------
Corporate Savings Account (0.01%)
Investors Bank & Trust Company Daily
Interest Savings Account Current Rate
4.65%                                                                                793
                                                                            ------------
TOTAL SHORT-TERM INVESTMENTS                                     (5.53%)         492,793
                                                              ---------     ------------
TOTAL INVESTMENTS                                              (102.44%)       9,125,529
                                                              ---------     ------------
OTHER ASSETS AND LIABILITIES, NET                                (2.44%)        (217,350)
                                                              ---------     ------------
TOTAL NET ASSETS                                               (100.00%)      $8,908,179
                                                              =========     ============

* Non-income producing security.

Parenthetical disclosure of a foreign country in the security description represents country of a foreign issuer; however, security is U.S. dollar denominated.

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

See notes to financial statements.





John Hancock Funds -- Institutional Series Trust -- Small Capitalization Value Fund

Schedule of Investments
February 29, 2000
----------------------------------------------------------------------------------------
The Schedule of Investments is a complete list of all securities owned by the Small Capitalization Value Fund on February 29, 2000. It's
divided into four main categories: common stocks, preferred stock, bonds and short-term investments. Common and preferred stocks and bonds are further broken down by industry groups. Short-term investments, which represent the Fund's "cash" position, are listed last.

                                                              NUMBER OF           MARKET
ISSUER, DESCRIPTION                                              SHARES            VALUE
-------------------                                              ------            -----
COMMON STOCKS
Advertising (3.04%)
Cybergold, Inc.*                                                  8,000         $160,000
Penton Media, Inc.                                               22,000          577,500
                                                                            ------------
                                                                                 737,500
                                                                            ------------
Automobile/Trucks (0.61%)
Tenneco Automotive, Inc.                                         20,000          147,500
                                                                            ------------
Broker Services (0.67%)
Jefferies Group, Inc.                                             7,000          163,625
                                                                            ------------
Business Services -- Misc. (8.00%)
Heidrick & Struggles International, Inc.*                         1,700           69,700
Iron Mountain, Inc.*                                             27,600          841,800
Metamor Worldwide, Inc.*                                         22,050          452,025
Sensormatic Electronics Corp.*                                   27,550          523,450
Xpedior, Inc.*                                                    3,000           54,000
                                                                            ------------
                                                                               1,940,975
                                                                            ------------
Computers (13.49%)
ARIS Corp.*                                                       7,000          105,000
Aspen Technology, Inc.*                                          16,150          722,712
AXENT Technologies, Inc.*                                        24,850          674,056
Diversinet Corp. (Canada)*                                        5,500          146,781
FVC.COM Inc.*                                                    14,350          278,031
NetCreations, Inc.*                                               4,700          219,725
Secure Computing Corp.*                                           6,300          110,250
Wind River Systems, Inc.*                                        17,500        1,016,094
                                                                            ------------
                                                                               3,272,649
                                                                            ------------
Electronics (6.90%)
Amphenol Corp. (Class A)*                                         9,700          775,394
ESCO Electronics Corp.*                                          20,250          303,750
Vicor Corp.*                                                     26,100          593,775
                                                                            ------------
                                                                               1,672,919
                                                                            ------------
Energy (1.13%)
Calpine Corp.*                                                    3,000          274,500
                                                                            ------------
Finance (1.08%)
Core Cap, Inc. (Class A)* (r)                                    11,100          182,040
Duff & Phelps Credit Rating Co.                                   1,000           79,875
                                                                            ------------
                                                                                 261,915
                                                                            ------------
Insurance (4.76%)
Ace, Ltd.                                                         8,125          145,234
Financial Security Assurance Holdings Ltd.                       14,907          670,815
MIIX Group, Inc.                                                  5,600           65,100
Radian Group, Inc.                                                5,000          173,438
Reinsurance Group of America, Inc.                                5,910          100,839
                                                                            ------------
                                                                               1,155,426
                                                                            ------------
Leisure (0.14%)
Metromedia International Group, Inc.*                             5,000           34,375
                                                                            ------------
Manufacturing (2.66%)
Dexter Corp. (The)                                               14,000          645,750
                                                                            ------------
Medical (2.69%)
DENTSPLY International, Inc.                                     18,000          461,250
ProxyMed, Inc.*                                                   3,250           32,094
Shire Pharmaceuticals Group Plc*  (United
Kingdom)                                                         10,000          158,874
                                                                            ------------
                                                                                 652,218
                                                                            ------------
Metal (0.22%)
Brush Wellman, Inc.                                               3,250           54,438
                                                                            ------------
Office (2.18%)
Danka Business Systems, Plc,  American Depositary
Receipts (ADR) (United Kingdom)                                  54,595          528,889
                                                                            ------------
Oil & Gas (2.19%)
Basin Exploration*                                                9,500          100,344
Chieftain International, Inc.* (Canada)                          11,150          154,009
Grey Wolf, Inc.*                                                 42,300          148,050
Veritas DGC, Inc.*                                                6,400          128,000
                                                                            ------------
                                                                                 530,403
                                                                            ------------
Pollution Control (0.27%)
Newpark Resources, Inc.*                                          8,500           66,406
                                                                            ------------
Protection -- Safety Equip. & Service (0.74%)
Pittston Brink's Group                                           10,000          178,750
                                                                            ------------
Retail (1.16%)
Brightpoint, Inc.*                                               10,000          128,750
Whole Foods Market, Inc.*                                         4,000          151,875
                                                                            ------------
                                                                                 280,625
                                                                            ------------
Telecommunications (23.65%)
Alaska Communications Systems  Holdings, Inc.*                   36,700          513,800
ANTEC Corp.*                                                     25,750        1,363,141
CFW Communications Co.                                           18,000          774,000
Corning, Inc.                                                     5,810        1,092,280
CT Communications, Inc.                                           6,000          333,000
CTC Communications Group, Inc.*                                  16,100        1,207,500
Intermedia Communications, Inc.*                                  7,150          452,684
                                                                            ------------
                                                                               5,736,405
                                                                            ------------
Transportation (0.52%)
Air Canada* (Canada)                                             10,694          126,397
                                                                            ------------
Utilities (2.40%)
Independent Energy Holdings, Plc (ADR)* (United
Kingdom)                                                         11,632          582,327
                                                                            ------------
Waste Disposal Service & Equipment (0.21%)
Waste Systems International, Inc.*                               12,600           50,400
                                                                            ------------
TOTAL COMMON STOCKS
(Cost $12,259,081)                                              (78.71%)      19,094,392
                                                                            ------------
PREFERRED STOCK
Finance (1.09%)
Core Cap, Inc., Ser A/I, 10.00% (r)                              11,100          263,514
                                                                            ------------
TOTAL PREFERRED STOCK
(Cost $277,500)                                                  (1.09%)         263,514
                                                                            ------------

                                        INTEREST   CREDIT        PAR VALUE
                                            RATE   RATING   (000s OMITTED)
                                        --------   ------   --------------
BONDS
Retail (2.78%)
Brightpoint, Inc., Liquid Yield Option
Notes (LYONS)  Zero-coupon
Convertible 03-11-18                       0.00%      B          $1,900          674,500
                                                                            ------------
TOTAL BONDS
(Cost $444,093)                                                  (2.78%)        674,500
                                                              ---------     ------------

                                               INTEREST      PAR VALUE
                                                 RATE     (000s OMITTED)
                                               --------   --------------
SHORT-TERM INVESTMENTS
Joint Repurchase Agreement (17.52%)
Investment in a joint repurchase
agreement transaction with  Barclay's,
Inc. -- Dated 02-29-00,  due 03-01-00
(Secured by U.S.  Treasury Bonds,
7.50% thru  10.00% due 05-15-10 thru
02-15-25, and U.S. Treasury  Notes,
5.125% thru 6.25%  due 07-31-00 thru
08-15-07) --  Note A                              5.79%          $4,250       $4,250,000
                                                                            ------------
Corporate Savings Account (0.00%)
Investors Bank & Trust Company Daily
Interest Savings Account Current Rate
4.65%                                                                                537
                                                                            ------------
TOTAL SHORT-TERM INVESTMENTS                                    (17.52%)       4,250,537
                                                              ---------     ------------
TOTAL INVESTMENTS                                              (100.10%)      24,282,943
                                                              ---------     ------------
OTHER ASSETS AND LIABILITIES, NET                                (0.10%)         (24,357)
                                                              ---------     ------------
TOTAL NET ASSETS                                               (100.00%)     $24,258,586
                                                              =========     ============

* Non-income producing security.

(r) The securities listed below are direct placement securities and are restricted as to resale. The Fund has limited rights to registration under the Securities Act of 1933 with respect to restricted securities
    (not including rule 144A securities). In certain circumstances the Fund may bear a portion of the cost of such registrations; otherwise, such costs would be borne by the issuer. Additional information on these restricted securities is as follows:

                                                             MARKET VALUE
                                                            AS A PERCENTAGE      MARKET VALUE
                              ACQUISITION    ACQUISITION       OF FUND'S            AS OF
                                  DATE          COST          NET ASSETS      FEBRUARY 29, 2000
                              -----------    -----------      ----------      -----------------
Core Cap, Inc. (Common)         10-31-97      $222,000           0.75%            $182,040
Core Cap, Inc. (Preferred)      10-31-97       277,500           1.09              263,514

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

See notes to financial statements.





John Hancock Funds -- Institutional Series Trust -- International Equity Fund

Schedule of Investments
February 29, 2000
----------------------------------------------------------------------------------------
The Schedule of Investments is a complete list of all securities owned by the International Equity Fund on February 29, 2000. It's divided into four main categories: common stocks, warrants, preferred stocks and short-term investments. Common stocks, warrants and preferred stocks are further broken down by country. Short-term investments, which represent the Fund's "cash" position, are listed last.


                                                              NUMBER OF           MARKET
ISSUER, DESCRIPTION                                              SHARES            VALUE
-------------------                                              ------            -----
COMMON STOCKS
Australia (0.80%)
Publishing & Broadcasting Ltd. (Media)                            2,030          $18,982
Telstra Corp. Ltd. (Telecom -- Services)                          6,317           29,713
Westpac Banking Corp. Ltd.  (Banks -- Foreign)                    3,000           19,204
WMC Ltd. (Metal)                                                  5,264           19,829
Woodside Petroleum Ltd. (Oil & Gas)                               2,730           15,627
                                                                            ------------
                                                                                 103,355
                                                                            ------------
Belgium (0.00%)
Fortis (B)* (Insurance)                                             567                5
                                                                            ------------
Canada (2.52%)
Alcan Aluminium Ltd. (Metal)                                      1,000           32,901
Bombardier, Inc. (Diversified Operations)                         1,420           28,531
Nortel Networks Corp.  (Telecom -- Equipment)                     1,505          166,783
Suncor Energy, Inc. (Oil & Gas)                                   2,500           95,284
                                                                            ------------
                                                                                 323,499
                                                                            ------------
China (0.08%)
Shandong International Power  Development Co.
Ltd.* (Utilities)                                                98,000           10,199
                                                                            ------------
Denmark (0.17%)
Tele Danmark A/S (Telecom -- Services)                              267           21,922
                                                                            ------------
Finland (2.84%)
Nokia AB (Telecom -- Equipment)                                   1,418          283,047
Nordic Baltic Holding AB  (Banks -- Foreign)                      4,399           23,543
Sonera Oyj (Telecom -- Services)                                    750           57,930
                                                                            ------------
                                                                                 364,520
                                                                            ------------
France (9.76%)
Alcatel SA (Telecom -- Equipment)                                   442          103,657
Bouygues SA (Building)                                              119           99,260
Canal Plus SA (Media)                                               100           28,254
Cap Gemini SA (Computers)                                           300           82,737
Carrefour SA (Retail)                                               378           57,410
Credit Lyonais SA* (Banks -- Foreign)                             1,000           33,943
Dassault Systemes SA (Computers)                                    450           49,469
France Telecom SA (Telecom -- Services)                             980          158,290
Lagardere SCA (Diversified Operations)                              350           32,974
Legrand SA (Electronics)                                            144           24,578
Pinault-Printemps-Redoute SA (Retail)                               220           44,360
PSA Peugeot Citroen SA  (Automobile/Trucks)                         222           45,833
Rexel SA (Electronics)                                              500           37,873
Schneider Electric SA (Machinery)                                   530           34,242
STMicroelectronics NV (Electronics)                                 300           59,594
Suez Lyonnaise des Eaux SA  (Diversified
Operations)                                                         400           65,958
Total Fina SA (Oil & Gas)                                           998          132,326
Valeo SA (Automobile/Trucks)                                        536           26,102
Vivendi SA (Diversified Operations)                               1,164          136,938
                                                                            ------------
                                                                               1,253,798
                                                                            ------------
Germany (4.95%)
Allianz AG (Insurance)                                              401          138,820
BASF AG (Chemicals)                                                 800           36,952
Bayerische Hypo- und Vereinsbank AG  (Banks --
Foreign)                                                            439           23,833
Bayerische Motoren Werke AG  (Automobile/Trucks)                  1,042           26,788
Deutsche Telekom AG  (Telecom -- Services)                          952           79,041
Dresdner Bank AG (Banks -- Foreign)                                 600           28,645
SAP AG (Computers)                                                  136           85,244
Siemens AG (Diversified Operations)                               1,222          217,292
                                                                            ------------
                                                                                 636,615
                                                                            ------------
Hong Kong (4.33%)
Aeon Credit Service Co. Ltd. (Finance)                           36,000           12,026
ASM Pacific Technology Ltd. (Electronics)                         8,000           25,697
Cable & Wireless HKT Ltd.  (Telecom -- Services)                  9,162           30,548
Cheung Kong Holdings Ltd.  (Real Estate
Operations)                                                       5,000           67,134
China Resources Enterprises Ltd.  (Real Estate
Operations)                                                      16,000           20,661
Citic Pacific Ltd. (Diversified Operations)                       4,000           20,095
Dah Sing Financial Group (Finance)                               10,000           32,507
e-New Media Co. Ltd.* (Diversified Operations)                  108,000           38,161
Guoco Group Ltd. (Finance)                                        6,000           11,911
HSBC Holdings Plc (Banks -- Foreign)                              3,005           34,460
Hutchison Whampoa Ltd.  (Diversified Operations)                  4,000           62,702
JCG Holdings Ltd. (Finance)                                      45,000           21,104
Legend Holdings Ltd. (Computers)                                 14,000           64,757
Li & Fung Ltd.  (Business Services -- Misc.)                      8,000           31,145
Next Media Ltd.* (Printing -- Commercial)                       142,000           70,244
QPL International Holdings Ltd.* (Electronics)                    7,000           12,951
                                                                            ------------
                                                                                 556,103
                                                                            ------------
Indonesia (0.08%)
PT Bank Internasional Indonesia* (Banks --
Foreign)                                                        745,000           10,027
                                                                            ------------
Ireland (0.27%)
CRH Plc (Building)                                                2,009           34,580
                                                                            ------------
Italy (5.86%)
ACEA SpA* (Utilities)                                             1,995           45,632
Banca Nazionale del Lavoro* (Banks -- Foreign)                    9,395           33,973
Eni SpA (Oil & Gas)                                               5,135           23,917
Gruppo Editoriale L'Espresso (Media)                              5,000          116,777
Mediaset SpA (Media)                                              1,559           37,884
Rolo Banca 1473 SpA  (Banks -- Foreign)                           2,150           35,784
Seat Pagine Gialle SpA (Media)                                   10,229           63,622
Tecnost Spa* (Telecom -- Services)                               20,000           83,315
Telecom Italia Mobile SpA  (Telecom -- Cellular)                 14,604          199,269
Telecom Italia SpA  (Telecom -- Services)                         6,399          112,366
                                                                            ------------
                                                                                 752,539
                                                                            ------------
Japan (22.27%)
Bank of Tokyo-Mitsubishi, Ltd.  (Banks --
Foreign)                                                          6,000           73,440
Daiwa House Industry Co., Ltd.  (Building)                        3,000           20,503
Denso Corp. (Automobile/Trucks)                                   2,000           37,403
Fuji Heavy Industries Ltd.  (Automobile/Trucks)                   5,000           31,897
Fujitsu Ltd. (Computers)                                          5,000          166,083
Fujitsu Systems Construction Ltd.
(Engineering/R&D Services)                                        4,000           59,699
Ito-Yokado Co., Ltd. (Retail)                                     1,000           58,243
Japan Business Computer Co., Ltd.  (Computers)                    1,000           60,518
Marubeni Corp. (Diversified Operations)                          31,000          126,105
NEC Corp. (Electronics)                                           7,000          156,391
Nihon Unisys, Ltd. (Computers)                                    1,000           27,301
Nikko Securities Co., Ltd. (The)  (Broker
Services)                                                        22,000          283,697
Nintendo Co. Ltd. (Leisure)                                         400           87,328
Nippon Telegraph & Telephone Corp.  (Telecom --
Services)                                                            10          138,326
Nomura Securities Co., Ltd.  (Broker Services)                    8,000          225,690
NTT Mobile Communication Network, Inc.  (Telecom
-- Cellular)                                                          5          201,574
Orix Corp. (Leasing Companies)                                      700          121,036
Sakura Bank, Ltd. (The)  (Banks -- Foreign)                      19,000          108,413
Sekisui House, Ltd. (Building)                                    5,000           37,312
Sony Corp. (Electronics)                                          2,000          591,528
Takeda Chemical Industries, Ltd.  (Medical)                       3,000          169,268
Toyota Motor Corp.  (Automobile/Trucks)                           2,000           79,902
                                                                            ------------
                                                                               2,861,657
                                                                            ------------
Mexico (1.06%)
Grupo Televisa SA, American Depositary  Receipts
(ADR)* (Media)                                                      417           32,031
Telefonos de Mexico SA (ADR)  (Telecom --
Services)                                                         1,582          104,017
                                                                            ------------
                                                                                 136,048
                                                                            ------------
Netherlands (4.74%)
Aegon NV (Insurance)                                                500           34,522
Akzo Nobel NV (Chemicals)                                         1,340           51,699
Dordtsche Petroleum-Industrie  Maatschappij NV
(Diversified  Operations)                                         2,624          129,679
Fortis (NL) NV (Insurance)                                        1,000           25,149
Getronics NV (Computers)                                            600           50,336
ING Groep NV (Banks -- Foreign)                                   1,000           50,645
Koninklijke Numico NV (Food)                                        931           30,030
Royal Philips Electronics NV  (Electronics)                         331           61,363
United Pan-Europe Communications NV* (Media)                        370           73,017
Verenigde Nederlandse Uitgeversbedrijven  NV
(Media)                                                             818           56,517
Wolters Kluwer NV (Media)                                         1,294           46,181
                                                                            ------------
                                                                                 609,138
                                                                            ------------
Norway (0.23%)
Tomra Systems ASA (Machinery)                                     1,558           29,570
                                                                            ------------
Portugal (0.50%)
PT Multimedia Servicos SGPS SA* (Telecom --
Services)                                                           500           63,692
                                                                            ------------
Singapore (0.67%)
DBS Group Holdings Ltd.  (Banks -- Foreign)                       2,000           24,717
Pacific Century Regional Developments Ltd.* (Real
Estate Operations)                                                2,000           37,482
Singapore Technologies Engineering Ltd.
(Engineering/R&D Services)                                       20,000           24,485
                                                                            ------------
                                                                                  86,684
                                                                            ------------
South Korea (1.49%)
Korea Telecom Corp.  (Telecom -- Services)                          400           33,772
Samsung Electronics Co. (Electronics)                               370           83,741
Samsung Securities Co. Ltd. (Finance)                             1,050           32,119
Shinhan Bank (Banks -- Foreign)                                   1,080           10,312
SK Corp.* (Oil & Gas)                                             1,370           30,886
                                                                            ------------
                                                                                 190,830
                                                                            ------------
Spain (4.02%)
Amadeus Global Travel Distribution SA  (Class A)*
(Transport)                                                       3,000           43,278
Banco Bilbao Vizcaya SA  (Banks -- Foreign)                       7,000          101,926
Banco Santander Central Hispano, SA  (Banks --
Foreign)                                                          9,002           94,619
Bankinter, SA (Banks -- Foreign)                                    700           44,213
Centros Comerciales Pryca, SA (Retail)                            1,072           14,183
Telefonica SA* (Telecom -- Services)                              6,196          178,348
Terra Networks, SA* (Computers)                                     311           40,486
                                                                            ------------
                                                                                 517,053
                                                                            ------------
Sweden (2.20%)
Ericsson (LM) Telefonaktiebolaget  (Telecom --
Equipment)                                                        2,346          224,896
Skandia Forsakrings AB (Insurance)                                1,400           57,427
                                                                            ------------
                                                                                 282,323
                                                                            ------------
Switzerland (2.21%)
Adecco SA (Business Services -- Misc.)                               81           64,158
Credit Suisse Group (Banks -- Foreign)                              127           20,233
Novartis AG (Medical)                                                57           72,648
Roche Holding AG (Medical)                                            8           86,313
Zurich Allied AG (Insurance)                                         97           41,152
                                                                            ------------
                                                                                 284,504
                                                                            ------------
Taiwan (1.55%)
Advanced Semiconductor Engineering, Inc.* Global
Depositary Receipts (GDR)  (Electronics) (R)                        800           17,600
Asustek Computer, Inc. (GDR)  (Computers)                         2,350           41,478
China Steel Corp. (GDR) (Steel)                                   1,509           24,710
Quanta Computer, Inc. (Computers)                                 4,000           29,837
Taiwan Semiconductor Manufacturing  Co., Ltd.*
(Electronics)                                                    13,000           85,114
                                                                            ------------
                                                                                 198,739
                                                                            ------------
Thailand (0.05%)
Golden Land Property Development Pcl*  (Real
Estate Operations)  (Foreign Shares)                             17,500            3,903
Golden Land Property Development Pcl* (Real
Estate Operations)                                               14,000            2,975
                                                                            ------------
                                                                                   6,878
                                                                            ------------
United Kingdom (18.64%)
ARM Holdings Plc* (Electronics)                                     800           60,357
Bank of Scotland (Banks -- Foreign)                               3,701           33,245
Barclays Plc (Banks -- Foreign)                                   2,677           63,562
BP Amoco Plc (Oil & Gas)                                         25,190          194,463
British Sky Broadcasting Group Plc*  (Media)                      1,085           27,715
British Telecommunications Plc  (Telecom --
Services)                                                        10,074          175,737
Cable & Wireless Plc  (Telecom -- Services)                       2,000           41,425
Carlton Communications Plc (Media)                                6,017           67,823
Centrica Plc (Utilities)                                         13,330           44,876
CMG Plc (Computers)                                                 300           28,900
COLT Telecom Group Plc* (Telecom -- Services)                       630           36,173
Compass Group Plc (Food)                                          4,733           56,040
Dialog Semiconductor Plc* (Electronics)                             300           31,243
Dixons Group Plc (Retail)                                         1,372           29,457
EMAP Plc (Media)                                                  3,000           63,322
Freeserve Plc* (Computers)                                        2,500           29,956
Glaxo Wellcome Plc (Medical)                                      3,493           83,764
Invensys Plc (Diversified Operations)                             6,574           30,175
Jazztel Plc* (Telecom -- Services)                                1,200          134,520
Kingfisher Plc (Retail)                                           6,000           44,519
Lloyds TSB Group Plc (Banks -- Foreign)                           6,237           57,601
Logica Plc (Computers)                                            1,060           45,517
Marconi Plc (Telecom -- Equipment)                                4,000           49,824
Misys Plc (Computers)                                             2,324           34,855
Pearson Plc (Media)                                               2,009           67,555
Prudential Corp. Plc (Insurance)                                  3,300           48,659
Reuters Group Plc  (Business Services -- Misc.)                   2,073           46,635
Sage Group Plc (Computers)                                        5,067           63,914
SEMA Group Plc (Computers)                                        1,655           35,455
SmithKline Beecham Plc (Medical)                                  6,024           67,712
Telewest Communications Plc* (Media)                              5,609           38,519
Vodafone AirTouch Plc  (Telecom -- Cellular)                     90,048          503,953
WPP Group Plc (Advertising)                                       2,999           57,832
                                                                            ------------
                                                                               2,395,303
                                                                            ------------
TOTAL COMMON STOCKS
(Cost $8,904,429)                                               (91.29%)      11,729,581
                                                                            ------------
WARRANTS
Germany (0.00%)
Muenchener Rueckversicherungs- Gesellschaft AG*
(Insurance)                                                           2              137
                                                                            ------------
TOTAL WARRANTS
(Cost $90)                                                       (0.00%)             137
                                                                            ------------
TOTAL COMMON STOCKS AND WARRANTS
(Cost $8,904,519)                                               (91.29%)      11,729,718
                                                                            ------------
PREFERRED STOCKS
Italy (0.31%)
Telecom Italia SpA (Telecom -- Services)                          5,000           39,536
                                                                            ------------
TOTAL PREFERRED STOCKS
(Cost $30,171)                                                   (0.31%)          39,536
                                                                            ------------

                                              INTEREST        PAR VALUE
                                                  RATE   (000s OMITTED)
                                              --------   --------------
SHORT-TERM INVESTMENTS
Joint Repurchase Agreement (7.89%)
Investment in a joint repurchase
agreement transaction with  Barclay's,
Inc. -- Dated 02-29-00,  due 03-01-00
(Secured by U.S.  Treasury Bonds,
7.125% thru  7.500%, due 02-15-23 thru
11-15-24, and U.S. Treasury  Notes,
5.500% thru 7.000%  due 12-31-02 thru
07-15-06) --  Note A                              5.79%          $1,014        1,014,000
                                                                            ------------
Non-Cash Security Lending Collateral (1.14%)
U.S. Treasury Bonds, 3.625%  thru
8.750%, due 05-15-20  thru 04-15-29,
and  U.S. Treasury Notes,  3.375% thru
3.875%,  due 01-15-07 thru 01-15-09**                               146          146,180
                                                                            ------------
Cash Equivalents (5.64%)
Navigator Securities Lending Prime
Portfolio **                                                        724          724,039
                                                                            ------------
TOTAL SHORT-TERM INVESTMENTS                                    (14.67%)       1,884,219
                                                              ---------     ------------
TOTAL INVESTMENTS                                              (106.27%)      13,653,473
                                                              ---------     ------------
OTHER ASSETS AND LIABILITIES, NET                                (6.27%)        (805,450)
                                                              ---------     ------------
TOTAL NET ASSETS                                               (100.00%)     $12,848,023
                                                              =========     ============

  * Non-income producing security.

 ** Represents investment of security lending collateral -- Note A.

(R) This security is exempt from registration under rule 144A of the Securities Act of 1933. Such security may be resold, normally to qualified institutional buyers, in transactions exempt from registration. Rule 144A securities amounted to $17,600 as of February
    29, 2000.

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

See notes to financial statements.




Portfolio Concentration (Unaudited)
---------------------------------------------------------------------------
The Fund primarily invests in securities issued by companies of other countries. The performance of the Fund is closely tied to the economic conditions within the countries in which it invests. The concentration of investments by country for individual securities held by the Fund is shown in the schedule of investments. In addition, the concentration of investments can be aggregated by various industry groups. The table below shows the percentages of the Fund's investments at February 29, 2000 assigned to the various investment categories.

                                   MARKET VALUE
                                  OF SECURITIES
INVESTMENT CATEGORIES         AS A % OF NET ASSETS
---------------------         --------------------
Advertising                            0.45%
Automobile/ Trucks                     1.93
Banks -- Foreign                       7.21
Broker Services                        3.96
Building                               1.49
Business Services -- Misc.             1.11
Chemicals                              0.69
Computers                              7.29
Diversified Operations                 6.92
Electronics                            9.71
Engineering/R&D Services               0.66
Finance                                0.85
Food                                   0.67
Insurance                              2.69
Leasing Companies                      0.94
Leisure                                0.68
Machinery                              0.50
Media                                  5.75
Medical                                3.73
Metal                                  0.41
Oil & Gas                              3.83
Printing -- Commercial                 0.55
Real Estate Operations                 1.03
Retail                                 1.93
Steel                                  0.19
Telecom -- Cellular                    7.04
Telecom -- Equipment                   6.45
Telecom -- Services                   11.82
Transport                              0.34
Utilities                              0.78
Short-Term Investments                14.67
                                    -------
TOTAL INVESTMENTS                    106.27%
                                    =======

See notes to financial statements.




NOTES TO FINANCIAL STATEMENTS

John Hancock Funds -- Institutional Series Trust

NOTE A --
ACCOUNTING POLICIES

John Hancock Active Bond Fund ("Active Bond Fund"), John Hancock Dividend Performers Fund ("Dividend Performers Fund"), John Hancock Medium Capitalization Growth Fund ("Medium Capitalization Growth Fund"), John Hancock Small Capitalization Growth Fund ("Small Capitalization Growth Fund"), John Hancock Small Capitalization Value Fund ("Small Capitalization Value Fund") and John Hancock International Equity Fund ("International Equity Fund") (each, a "Fund," and collectively, the "Funds") are separate portfolios of John Hancock Institutional Series Trust (the "Trust") an open-end management investment company registered under the Investment Company Act of 1940. The Trust, organized as a Massachusetts business trust in 1994, consists of eleven series portfolios: the Funds, John Hancock Independence Balanced Fund, John Hancock Core Growth Fund, John Hancock Core Value Fund, John Hancock Independence Diversified Core Equity Fund II and John Hancock Independence Medium Capitalization Fund. The other five series of the Trust are reported in separate financial statements. Prior to July 1, 1999, Medium Capitalization Growth Fund was known as John Hancock Multi-Sector Growth Fund, John Hancock Core Growth Fund was known as John Hancock Independence Growth Fund and John Hancock Core Value Fund was known as John Hancock Independence Value Fund. Each Fund's class of shares has equal rights as to voting, redemption, dividends and liquidation within their respective Fund. The Trustees may authorize the creation of additional portfolios from time to time to satisfy various investment objectives.

The investment objective of the Active Bond Fund is a high rate of total return, consistent with prudent investment risk. The investment objective of the Dividend Performers Fund is long-term growth of capital, with income as a secondary objective. The investment objective of the Medium Capitalization Growth Fund is long-term capital appreciation. The investment objective of the Small Capitalization Growth Fund is long-term growth of capital. The investment objective of the Small Capitalization Value Fund is capital appreciation. The investment objective of the International Equity Fund is long-term growth of capital.

Significant accounting policies of the Funds are as follows:

VALUATION OF INVESTMENTS Securities in the Funds' portfolios are valued on the basis of market quotations, valuations provided by independent pricing services or at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments maturing within 60 days are valued at amortized cost, which approximates market value. All portfolio transactions initially expressed in terms of foreign currencies have been translated into U.S. dollars as described in "Foreign Currency Translation" below.

JOINT REPURCHASE AGREEMENT Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Funds, along with other registered investment companies having a management contract with John Hancock Advisers, Inc. (the "Adviser"), a wholly owned subsidiary of The Berkeley Financial Group, Inc., may participate in a joint repurchase agreement transaction. Aggregate cash balances are invested in one or more repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Funds' custodian bank receives delivery of the underlying securities for the joint account on the Funds' behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

INVESTMENT TRANSACTIONS Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis.
Capital gains realized on some foreign securities are subject to foreign taxes and are accrued, as applicable.

FEDERAL INCOME TAXES The Funds' policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of their taxable income, including net realized gain on investments, to their share holders. Therefore, no federal income tax provisions are required.

The following Funds had capital loss carryforwards available, to the extent provided by regulations, and to offset future net realized gains. To the extent such carryforwards are used by the Funds, no capital gain distribution will be made. Additionally, net capital losses attributable to security transactions occurring after October 31, 1999 are treated as arising on the first day (March 1, 2000) of the Funds' next taxable year.

                                                                     POST
                                                 POST           OCTOBER 31, 1999
                        CAPITAL LOSS       OCTOBER 31, 1999        CURRENCY
                        CARRYFORWARD         LOSS TREATED         LOSS TREATED
                          EXPIRING            AS ARISING           AS ARISING
FUND                  FEBRUARY 28, 2008      MARCH 1, 2000       MARCH 1, 2000
----                  -----------------     -------------        -------------
Active Bond
  Fund                     $49,819             $64,790                 $--

Small
  Capitalization
  Value Fund                    --                  --                  32


DIVIDENDS, DISTRIBUTIONS AND INTEREST Dividend income on investment securities is recorded on the ex-dividend date or, in the case of some foreign securities, on the date thereafter when the Funds identify the dividend. Interest income on investment securities is recorded on the accrual basis. Foreign income may be subject to foreign withholding taxes, which are accrued as applicable.

The Funds record all distributions to shareholders from net investment income and realized gains on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles.

DISCOUNT ON SECURITIES The Funds accrete discount from par value on securities from either the date of issue or the date of purchase over the life of the security, as required by the Internal Revenue Code.

EXPENSES The majority of the expenses of the Trust are directly identifiable to an individual Fund. Expenses which are not readily identifiable to a specific Fund are allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative sizes of the Funds.

ORGANIZATION EXPENSE Expenses incurred in connection with the organization of the Funds have been capitalized and are being charged to the Funds' operations ratably over a five-year period that began with the commencement of investment operations of the Funds.

USE OF ESTIMATES The preparation of these financial statements in accordance with generally accepted accounting principles incorporates estimates made by management in determining the reported amounts of assets, liabilities, revenues and expenses of the Funds. Actual results could differ from these estimates.

BANK BORROWINGS The Funds are permitted to have bank borrowings for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Funds have entered into a syndicated line of credit agreement with various banks. This agreement enables the Funds to participate with other funds managed by the Adviser in unsecured lines of credit with banks, which permit borrowings up to $500 million, collectively. Interest is charged to each of the funds based on its borrowings. In addition, a commitment fee is charged per annum based on the average daily unused portion of the line of credit, and is allocated among the participating funds. The maximum loan balance for the Medium Capitalization Growth Fund and Small Capitalization Growth Fund during the year was $1,550,000 and $3,088,000, respectively. The annualized interest rate charged during the year for the Medium Capitalization Growth Fund and Small Capitalization Growth Fund ranged from 5.31% thru 6.00% and 4.50% thru 6.00%, respectively. At February 29, 2000, there was no outstanding loan balance for the Medium Capitalization Growth Fund and Small Capitalization Growth Fund. There was no borrowing activity for the year ended February 29, 2000 for all other Funds.

SECURITIES LENDING The Funds may lend their securities to certain qualified brokers who pay the Funds negotiated lender fees. These fees are included in interest income. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. As with other extensions of credit, the Funds may bear the risk of delay of the loaned securities in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. At February 29, 2000, the International Equity Fund loaned securities having a market value of $828,287 collateralized by cash and securities in the amount of $870,219. The cash portion of the investment was invested in a short-term instrument. At February 29, 2000, there were no outstanding security loans for all other Funds.

FOREIGN CURRENCY TRANSLATION All assets or liabilities initially expressed in terms of foreign currencies are translated into U.S. dollars based on London currency exchange quotations as of 5:00 p.m., London time, on the date of any determination of the net asset value of the Funds. Transactions affecting statement of operations accounts and net realized gain/(loss) on investments are translated at the rates prevailing at the dates of the transactions.

The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Funds' books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in the exchange rate.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS The Funds, other than Dividend Performers Fund, may enter into forward foreign currency exchange contracts as a hedge against the effect of fluctuations in currency exchange rates. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date at a set price. The aggregate principal amounts of the contracts are marked to market daily at the applicable foreign currency exchange rates. Any resulting unrealized gains and losses are included in the determination of the Funds' daily net assets. The Funds record realized gains and losses at the time the forward foreign currency contract is closed out or offset by a matching contract. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

These contracts involve market or credit risk in excess of the unrealized gain or loss reflected in the Funds' Statement of Assets and Liabilities. The Funds may also purchase and sell forward contracts to facilitate the settlement of foreign currency denominated portfolio transactions, under which it intends to take delivery of the foreign currency. Such contracts normally involve no market risk if they are offset by the currency amount of the underlying transaction.

Open forward foreign currency exchange contracts for the Trust at February 29, 2000 were as follows:

                                                                UNREALIZED
                       PRINCIPAL AMOUNT      EXPIRATION       APPRECIATION/
CURRENCY              COVERED BY CONTRACT         MONTH      (DEPRECIATION)
--------              -------------------        ------       ------------
ACTIVE BOND
Buys
Euro Currency                20,515              MAR 00              ($994)
                                                              ============
Sells
Euro Currency                20,515              MAR 00             $1,309
                                                              ============

INTERNATIONAL EQUITY
Buys
Euro Currency                52,752              MAR 00            ($1,693)

Pound Sterling               13,747              MAR 00               (259)
                                                              ------------
                                                                   ($1,952)
                                                              ============
Sells
Pound Sterling               33,166              MAR 00               $624
                                                              ============


FINANCIAL FUTURES CONTRACTS The Funds may buy and sell financial futures contracts for hedging or other non-speculative purposes. Buying futures tends to increase the Funds' exposure to the underlying instrument. Selling futures tends to decrease the Funds' exposure to the underlying instrument or hedge other Fund instruments. At the time the Fund enters into a financial futures contract, it is required to deposit with its custodian a specified amount of cash or U.S. government securities, known as "initial margin," equal to a certain percentage of the value of the financial futures contract being traded. Each day, the futures contract is valued at the official settlement price of the board of trade or U.S. commodities exchange on which it trades. Subsequent payments, known as "variation margin," to and from the broker are made on a daily basis as the market price of the financial futures contract fluctuates. Daily variation margin adjustments, arising from this "mark to market," are recorded by the Funds as unrealized gains or losses.

When the contracts are closed, the Funds recognize a gain or loss. Risks of entering into futures contracts include the possibility that there may be an illiquid market and/or that a change in the value of the contracts may not correlate with changes in the value of the underlying securities.

For federal income tax purposes, the amount, character and timing of the Funds' gains and/or losses can be affected as a result of futures contracts.

Open financial futures contracts for the Funds at February 29, 2000 were as follows:

                               OPEN          UNREALIZED
EXPIRATION                CONTRACTS            POSITION        DEPRECIATION
----------                ---------          ----------        ------------
DIVIDEND PERFORMERS
MAR 00                    3 S&P 500                Long             $59,771
                                                                ===========


At February 29, 2000, the Dividend Performers Fund had deposited $56,250 in a segregated account to cover margin requirements on open financial futures contracts.

OPTIONS The Funds may enter into option contracts. Listed options will be valued at the last quoted sales price on the exchange on which they are primarily traded. Over-the-counter options are valued at the mean between the last bid and asked prices. Upon the writing of a call or put option, an amount equal to the premium received by the Funds will be included in the Statement of Assets and Liabilities as an asset and corresponding liability. The amount of the liability will be subsequently marked to market to reflect the current market value of the written option.

The Funds may use option contracts to manage their exposure to the price volatility of certain financial instruments. Writing puts and buying calls will tend to increase the Fund's exposure to the underlying instrument and buying puts and writing calls will tend to decrease the Fund's exposure to the underlying instrument, or hedge other Fund investments.

The maximum exposure to loss for any purchased options will be limited to the premium initially paid for the option. In all other cases, the face (or "notional") amount of each contract at value will reflect the maximum exposure of the Funds in these contracts, but the actual exposure will be limited to the change in value of the contract over the period the contract remains open.

Risks may also arise if counterparties do not perform under the contracts' terms ("credit risk") or if the Funds are unable to offset a contract with a counterparty on a timely basis ("liquidity risk"). Exchange-traded options have minimal credit risk as the exchanges act as counterparties to each transaction, and only present liquidity risk in highly unusual market conditions. To minimize credit and liquidity risks in over-the-counter option contracts, the Funds will continuously monitor the creditworthiness of all their counterparties.

At any particular time, except for purchased options, market or credit risk may involve amounts in excess of those reflected in the Funds' period-end Statements of Assets and Liabilities.

There were no written option transactions for the year ended
February 29, 2000 for the Funds.

NOTE B --
MANAGEMENT FEE AND
TRANSACTIONS WITH AFFILIATES AND OTHERS

Under the present investment management contract, each Fund pays a monthly management fee to the Adviser, for a continuous investment program equivalent, on an annual basis, as follows:

FUND                    RATE
----                    ----
Active
Bond Fund               0.50% of average daily net assets up to $1.5 billion
                        0.45% of such assets in excess of $1.5 billion
Dividend
Performers
Fund                    0.60% of average daily net assets up to $500 million
                        0.55% of such assets in excess of $500 million
Medium
Capitalization
Growth Fund             0.80% of average daily net assets up to $500 million
                        0.75% of such assets in excess of $500 million
Small
Capitalization
Growth Fund             0.80% of average daily net assets

Small
Capitalization
Value Fund              0.70% of average daily net assets up to $500 million
                        0.65% of such assets in excess of $500 million
International
Equity Fund             0.90% of average daily net assets up to $500 million
                        0.65% of such assets in excess of $500 million


Effective September 12, 1995, the Adviser agreed to limit the Funds' expenses further to the extent required to prevent expenses from exceeding: 0.60% of Active Bond Fund's average daily net assets, 0.70% of Dividend Performers Fund's average daily net assets, 0.90% of Medium Capitalization Growth Fund's average daily net assets, 0.90% of Small Capitalization Growth Fund's average daily net assets, 0.80% of Small Capitalization Value Fund's average daily net assets, and 1.00% of International Equity Fund's average daily net assets. The Adviser reserves the right to terminate this limitation in the future. Accordingly, for the year ended February 29, 2000, the reduction in the Funds' expenses with any additional amounts not borne by the Funds by virtue of the expense limit amounted to $116,309 for the Active Bond Fund, $60,247 for the Dividend Performers Fund, $78,665 for the Medium Capitalization Growth Fund, $92,484 for the Small Capitalization Growth Fund, $83,513 for the Small Capitalization Value Fund and $161,337 for the International Equity Fund.

John Hancock Advisers International, Ltd. ("JHAI") served as subadviser to International Equity Fund pursuant to a sub-advisory agreement with that Fund, the Adviser and JHAI. JHAI was formed in 1987 and is a wholly owned subsidiary of the Adviser. JHAI provided international investment research and advisory services to investment companies and institutional clients. The Adviser paid JHAI a monthly management fee equivalent, on an annual basis, to the sum of (a) 70% of the advisory fee payable on the Fund's average daily net assets up to $500 million and (b) 90% of the advisory fee payable on the Fund's assets exceeding $500 million. The sub-advisory contract with JHAI was terminated March 1, 2000.

On December 1, 1999, the shareholders of the International Equity Fund approved a new subadvisory contract between the Adviser and Indocam International Investments Services ("IIIS"), effective January 1, 2000. Under the new contract, IIIS will provide advice and recommendations regarding the International Equity Fund's investments. As of January 1, 2000, the Adviser will pay a portion of its advisory fee from International Equity Fund to IIIS at the following rate: 55% of the advisory fee payable by the Fund. The Funds are not responsible for payment of these subadvisory fees.

The Funds have a distribution agreement with John Hancock Funds, Inc. ("JH Funds"), a wholly owned subsidiary of the Adviser. For the year ended February 29, 2000, all sales of shares of beneficial interest were sold at net asset value. The Funds pay all expenses of printing prospectuses and other sales literature, all fees and expenses in connection with qualification as a dealer in various states, and all other expenses in connection with the sale and offering for sale of the shares of the Funds which have not been herein specifically allocated to the Trust.

The Funds have a transfer agent agreement with John Hancock
Signature Services, Inc. ("Signature Services"), an indirect wholly owned subsidiary of John Hancock Life Insurance Company. Each Fund pays transfer agent fees at an annual fee accrued daily of 0.05% of its average daily net assets, plus certain out-of-pocket expenses.

The Funds have an agreement with the Adviser to perform necessary tax, accounting and legal services for the Funds. The compensation for the year was at an annual rate of less than 0.02% of the average net assets of each Fund.

Mr. Stephen L. Brown, Ms. Maureen R. Ford, Ms. Anne C. Hodsdon and Mr. Richard S. Scipione and are directors and/or officers of the Adviser, and/or its affiliates, as well as Trustees of the Funds. The compensation of unaffiliated Trustees is borne by the Funds. The unaffiliated Trustees may elect to defer for tax purposes their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Funds make investments into other John Hancock funds, as applicable, to cover their liability for the deferred compensation. Investments to cover the Funds' deferred compensation liability are recorded on the Funds' books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investment as well as any unrealized gains or losses. The investment had no impact on the operation of the Funds.

NOTE C --
INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales of securities, excluding short-term obligations, for the year ended February 29, 2000 were as follows:

                             PURCHASES             SALES
                             ---------             -----
Active Bond Fund

U.S. Government
Securities                  $6,499,518        $7,094,240

Other Investments            7,636,190         8,089,457

Dividend Performers
Fund                         7,429,240        12,043,231

Medium
Capitalization
Growth Fund                 34,837,305        31,268,204

Small Capitalization
Growth Fund                 11,504,258         9,622,177

Small
Capitalization
Value Fund                  14,930,588        12,602,751

International
Equity Fund                 13,258,417        11,742,860


At February 29, 2000, the cost (excluding the corporate savings account) and gross unrealized appreciation and depreciation in value of investments owned by the Funds, as computed on a federal income tax basis, were as follows:

                                                                                        NET
                                                  GROSS             GROSS        UNREALIZED
                            AGGREGATE        UNREALIZED        UNREALIZED      APPRECIATION/
                                 COST      APPRECIATION      DEPRECIATION     (DEPRECIATION)
                           ----------      ------------      ------------      ------------
Active Bond
Fund                        $4,420,131            $9,239          $213,942         ($204,703)

Dividend
Performers
Fund                        12,360,261         3,314,362           875,014         2,439,348

Medium
Capitalization
Growth Fund                 24,054,207        14,254,729         1,122,424        13,132,305

Small
Capitalization
Growth Fund                  5,633,281         3,677,155           185,700         3,491,455

Small
Capitalization
Value Fund                  17,255,380         7,634,345           607,319         7,027,026

International
Equity Fund                 10,923,477         3,252,341           522,345         2,729,996


NOTE D ---
RECLASSIFICATION OF CAPITAL ACCOUNTS

During the year ended February 29, 2000, reclassifications have been made in each Fund's capital accounts to report these balances on a tax basis, excluding certain temporary differences. These reclassifications, which have no impact on the net asset value of the Funds, are primarily attributable to differences in the treatment of net operating losses and foreign currency gains and losses under federal tax rules versus generally accepted accounting principles. The calculation of net investment income per share in the financial highlights excludes these adjustments.

                                           UNDISTRIBUTED       ACCUMULATED
                               CAPITAL    NET INVESTMENT      NET REALIZED
                               PAID-IN     INCOME/(LOSS)       GAIN (LOSS)
                         -------------    --------------      ------------
Active Bond Fund                 ($29)             ($345)             $374

Dividend Performers
Fund                              (90)                24                66

Medium Capitalization
Growth Fund                      (149)            76,297           (76,148)

Small Capitalization
Growth Fund                       (10)            23,148           (23,138)

Small Capitalization
Value Fund                    (45,267)            45,139               128

International Equity
Fund                              (38)            (8,395)            8,433




INDEPENDENT AUDITORS' REPORT

To the Shareholders and Board of Trustees of John Hancock Institutional Series Trust:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of John Hancock Institutional Series Trust (comprising, respectively, John Hancock Active Bond Fund, John Hancock Dividend Performers Fund, John Hancock Medium Capitalization Growth Fund (formerly John Hancock Multi-Sector Growth
Fund), John Hancock Small Capitalization Growth Fund, John Hancock Small Capitalization Value Fund and John Hancock International Equity Fund (the "Funds") as of February 29, 2000, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of February 29, 2000 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of each of the Funds constituting John Hancock Institutional Series Trust at February 29, 2000, the results of their operations, the changes in their net assets, and their financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
March 31, 2000


TAX INFORMATION (UNAUDITED)

For federal income tax purposes, the following information is furnished with respect to the taxable distributions of the Funds for the fiscal year ended February 29, 2000.

The Funds designated the following as long-term capital gain dividends during the fiscal year ended February 29, 2000.

Additionally, the following dividend distributions qualify for the dividends received deduction available to corporations.

                                              LONG-TERM   DIVIDENDS
                                          CAPITAL GAINS    RECEIVED
                                             DESIGNATED   DEDUCTION
                                       ----------------  ----------
Active Bond Fund                                   $ --          --%
Dividend Performers Fund                      1,568,997      100.00
Medium Capitalization Growth Fund               434,617        1.80
Small Capitalization Growth Fund                375,371        0.39
Small Capitalization Value Fund                 649,481        4.53
International Equity Fund                       341,465          --


SHAREHOLDER MEETING

On December 1, 1999, the shareholders of John Hancock International Equity Fund approved a sub-advisory contract between the Adviser and Indocam International Investment Services (405,569 FOR, 9,675 AGAINST and 183,540 ABSTAINING).



NOTES

[This page intentionally left blank.]



NOTES

[This page intentionally left blank.]



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right. A tag line below reads "A Global Investment Management Firm."]

101 Huntington Avenue, Boston, MA 02199-7603
1-800-755-4371  1-800-554-6713 (TDD)
Internet: www.jhfunds.com

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PAID
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Permit No. 75

This report is for the information of shareholders of the John Hancock Institutional Series Trust. It may be used as sales literature when preceded or accompanied by the current prospectus, which details charges, investment objectives and operating policies.

[A recycled logo in lower left hand corner with caption "Printed on Recycled Paper."]

KB00A   2/00
        4/00






The latest report from your
Fund's management team

ANNUAL REPORT

Institutional Series Trust

Independence Balanced Fund

Independence Diversified Core Equity Fund II

Independence Medium Capitalization Fund

FEBRUARY 29, 2000

[A 7/16" x 7/16" John Hancock Funds logo at the bottom of the page. A box sectioned in quadrants with a triangle in upper left, a circle in upper right, a cube in lower left and a diamond in lower right. A tag line below reads "A Global Investment Management Firm."]



Table of Contents

                                                                      Page
1) CEO Corner                                                            3

2) Portfolio Manager Commentary

This commentary reflects the views of the portfolio management teams through the end of the Fund's period discussed in this report. Of course, the teams' views are subject to change as market and other conditions warrant.

   John Hancock Independence Balanced Fund                               4

   John Hancock Independence Diversified Core Equity Fund II             7

   John Hancock Independence Medium Capitalization Fund                 10

3) Financial Statements                                                 13

4) Notes To Financial Statements                                        35


TRUSTEES
Stephen L. Brown
James F. Carlin*
William H. Cunningham
Ronald R. Dion*
Maureen R. Ford
Anne C. Hodsdon
Charles L. Ladner
Steven R. Pruchansky*
Richard S. Scipione
Lt. Gen. Norman H. Smith, USMC (Ret.)
John P. Toolan
* Members of Audit Committee

OFFICERS
Stephen L. Brown
Chairman
Maureen R. Ford
Vice Chairman and Chief Executive Officer
Anne C. Hodsdon
President, Chief Operating Officer
and Chief Investment Officer
Osbert M. Hood
Executive Vice President and
Chief Financial Officer
Susan S. Newton
Vice President and Secretary
James J. Stokowski
Vice President and Treasurer
Thomas H. Connors
Vice President and Compliance Officer

CUSTODIAN
Investors Bank & Trust Company
200 Clarendon Street
Boston, MA 02116

TRANSFER AGENT
John Hancock Signature Services, Inc.
1 John Hancock Way, Suite 1000
Boston, MA 02217-1000

INVESTMENT ADVISER
John Hancock Advisers, Inc.
101 Huntington Avenue
Boston, MA 02199-7603

INVESTMENT SUBADVISER
Independence Investment Associates, Inc.
53 State Street
Boston, MA 02109

PRINCIPAL DISTRIBUTOR
John Hancock Funds, Inc.
101 Huntington Avenue
Boston, MA 02199-7603

LEGAL COUNSEL
Hale and Dorr LLP
60 State Street
Boston, MA 02109

INDEPENDENT AUDITORS
Deloitte & Touche LLP
200 Berkeley Street
Boston, MA 02116



CEO CORNER

[A 1" x 1" photo of Maureen R. Ford, Vice Chairman and Chief Executive Officer, flush right next to second paragraph.]

DEAR FELLOW SHAREHOLDERS:

Over the last 12 months, the market's advances were restricted to an increasingly select group of stocks -- primarily in the technology and communications areas. Even those gains were accompanied by tremendous levels of daily volatility. But many other stocks, including the household blue-chip names, fell in response to a tough combination of investor apathy, rising interest rates and earnings concerns.

In this same period, bonds struggled through one of their worst years in more than two decades, as the strength of the U.S. economy and the rebound of many others around the world provoked inflation fears. Though their longer-term outlook looks brighter, in many instances bond mutual fund investors have actually lost a little ground or made only slight advances lately.

While we expect the market to broaden eventually, we also expect more volatility. More than ever, this type of environment calls for investment diversification. Since not all parts of your portfolio will perform equally well all the time, we believe it is important to allocate your assets among different types of investments and funds that target a variety of market segments. This strategy, executed under the guidance of a seasoned investment professional, could provide you with a better chance of both realizing results and weathering the market's changing conditions.

The market's disappointingly narrow focus has created a widening gap in investment performance. Keep that in mind as you read the report from your fund's portfolio management team on the following pages. It's all too easy to get caught up in the headlines and miss what lies underneath.

Sincerely,

/S/ MAUREEN R. FORD

MAUREEN R. FORD, VICE CHAIRMAN AND CHIEF EXECUTIVE OFFICER



BY JANE A. SHIGLEY AND JEFFREY B. SAEF
FOR THE PORTFOLIO MANAGEMENT TEAM

John Hancock
Independence Balanced Fund

Technology leads narrow stock gains; rising rates hurt bonds

Driven almost exclusively by gains in technology companies, the stock market continued to move higher during the past 12 months. Bonds, on the other hand, came under pressure as interest rates moved higher and inflation worries persisted. For the 12-month period ended February 29, 2000, John Hancock Independence Balanced Fund posted a total return of 1.83% at net asset value, compared to the average balanced fund's 7.34% return, according to Lipper, Inc. In the same period, a 50/50 blended index combining the Standard & Poor's 500 Index and the Lehman Brothers Aggregate Bond Index returned 6.54%. For historical performance information, see page six.

"...a
 diversified
 approach
 such as ours
 could not
 compete..."

[Pie chart at bottom left hand column with heading "Portfolio
Diversification." The chart is divided into four sections (from top to left): Short-term Investments 2%, U.S. Government & Agencies 18%,
Corporate Bonds 20% and Common Stock 60%. A note below the chart reads "As a percentage of net assets on February 29, 2000."]

Performance review

The bulk of the Fund's lag can be attributed to two conditions that defined the stock market during the period. The environment was one in which high price-to-earnings stocks dramatically outperformed. Furthermore, the market's gains were almost exclusively concentrated in technology and telecommunications stocks, especially in the fourth quarter of 1999. While the Fund's weighting in tech and telecom companies was in line with the overall market throughout the year, we did not hold the extreme high-flyers in those sectors. In our view, their expected growth did not justify the extraordinary P/E multiples they were commanding. In addition, a diversified approach such as ours could not compete in a market dominated by two sectors producing most of the returns. Our asset allocation was neutral, with a relatively constant 60% stake in stocks and 40% in bonds.

Stocks: Leaders and laggards

Not surprisingly, some of our best-performing stocks during the year were technology companies. Texas Instruments, a dominant supplier of semiconductor chips for wireless communications, was one of our biggest gainers. Rebounding semiconductor chip prices also helped boost Teradyne, a supplier of semiconductor testing equipment, and Intel, the dominant supplier of chips for the personal computer industry. Energy companies rebounded in the second half of the period when oil prices climbed, helping holdings such as BP Amoco. Other big winners included CBS, buoyed by rising advertising revenues, and Home Depot, which enjoyed impressive sales and earnings growth.

[Bar chart at top of left hand column with heading "Fund Performance". Under the heading is a note that reads "For the year ended February 29, 2000." The chart is scaled in increments of 1% with 0% at the bottom and 8% at the top. The first bar represents the 1.83% total return for John Hancock Independence Balanced Fund. The second bar represents the 7.34% total return for Average balanced fund. The third bar represents the 6.54% total return for 50% S&P 500 Index/50% L.B. Aggregate Bond Index. A note below the chart reads "The total return for John Hancock Independence Balanced Fund is at net asset value with all distributions reinvested. The average balanced fund is tracked by Lipper, Inc. See the following page for historical performance information."]

On the flip side were health-care companies, such as drug distributor Cardinal Health, which faltered under growing pressure to control costs. Toy maker Mattel posted sizable losses stemming from integration pains associated with its acquisition of The Learning Company. Compaq Computer, too, had problems with its acquisition of Digital Equipment Corporation. MCI WorldCom didn't do especially well due to competitive pricing pressures among long-distance carriers.

Bonds weaken

In response to rising interest rates, inflation fears and generally weak demand, bonds slumped during the past 12 months. The Federal Reserve had raised interest rates on four separate occasions to fight potential inflationary pressures resulting from very strong U.S. economic growth and recovering economies overseas. While there were virtually no signs that inflation was on the rise throughout the year, fear overwhelmed reality.

During the year, we kept a relatively light stake in Treasuries, concentrating instead on fixed-income securities that offered higher yields, including corporate bonds. At times this focus hurt performance and at times it helped. For example, a supply glut put pressure on agency and corporate securities last summer and fall, as many issuers concentrated their issuance then in order to sidestep potential Y2K-related market volatility later. As supply abated in the final months of 1999, however, agency and corporate securities gained ground and aided our performance. The same held true for mortgage securities, which ebbed and flowed as supply grew when home loan refinancing activity intensified and then contracted when interest rates rose.

"...potentially
 higher
 interest
 rates over
 the near
 term could
 cause
 further
 volatility."

Outlook

Our overall stock market outlook remains favorable, although potentially higher interest rates over the near term could cause further volatility. With the notable exception of Japan, world economies are getting stronger. We believe that the U.S. will continue to grow, albeit at a somewhat slower pace in response to the interest-rate increases we've seen over the past year. From a profitability perspective, strong economic growth should translate into attractive profit growth. That said, rising oil prices ultimately may cut into profit growth. We think interest rates will drift higher in response to strong economic conditions over the near term, but should stabilize or fall near year end.



A LOOK AT PERFORMANCE

For the period ended December 31, 1999
                                                                SINCE
                                                     ONE    INCEPTION
                                                    YEAR     (7/6/95)
                                              ----------   ----------
Cumulative Total Returns                           7.15%       84.22%
Average Annual Total Returns(1)                    7.15%       14.58%

YIELD

As of February 29, 2000
                                              SEC 30-DAY
                                                   YIELD
                                              ----------
John Hancock Independence Balanced Fund(1)         2.69%

Total return measures the change in value of an investment from the beginning to the end of a period, assuming all distributions were reinvested.

All figures represent past performance and are no guarantee of future results. Keep in mind that the total return and share price of the Fund's invest ments will fluctuate. As a result, your Fund's shares may be worth more or less than their original cost, depending on when you sell them. Please read your prospectus carefully before you invest or send money.

Note to Performance

(1) The Adviser has agreed to limit the Fund's expenses to 0.90% of the Fund's average daily net assets. Without the limitation of expenses, the average annual total return for the one-year and since inception periods would have been 7.10% and 13.69%, respectively. Without the limitation of expenses, the yield would have been 2.63%.


WHAT HAPPENED TO
A $250,000 INVESTMENT...

The chart below shows how much a $250,000 investment in the John Hancock Independence Balanced Fund would be worth, assuming all distributions were reinvested for the period indicated. For comparison, we've shown the same $250,000 investment in a 50/50 blend of the Standard & Poor's 500 Index and the Lehman Brothers Aggregate Bond Index. The Standard & Poor's
500 Index is an unmanaged index that includes 500 widely traded common stocks and is a commonly used measure of stock market performance.
The Lehman Brothers Aggregate Bond Index is an unmanaged index that includes Treasury issues, agency issues, corporate bond issues and mortgage-backed securities. It is not possible to invest in an index.

[Line chart with the heading John Hancock Independence Balanced Fund, representing the growth of a hypothetical $250,000 investment over the life of the fund. Within the chart are two lines. The first line represents the 50/50 blended index of the Standard & Poor's 500 Index and Lehman Brothers Aggregate Bond Index and is equal to $452,569 as of February 29, 2000. The second line represents the value of the hypothetical $250,000 investment made in the John Hancock Independence Balanced Fund on July 6, 1995 and is equal to $435,478 as of February 29, 2000.]



BY STEPHEN LANZENDORF FOR THE PORTFOLIO MANAGEMENT TEAM

John Hancock
Independence Diversified
Core Equity Fund II

Growth feast, value famine

The stock market maintained its upward bias during the past year, but gains were concentrated in the technology, telecommunications and biotechnology sectors. The broadening we saw in April and May did not last. If anything, market leadership became narrower as the period wore on. After a shaky third quarter, the popular averages were lifted by a powerful fourth-quarter rally, with Internet shares leading the way. Even within growth sectors, the stocks with the highest price-to-earnings ratios -- a common measure of stock value -- outperformed those with lower P/E ratios. Meanwhile, many high-quality stocks with solid earnings prospects were passed by in the rush to get on the technology bandwagon.

[Table at bottom left hand column entitled "Top Five Common Stock Holdings." The first listing is Microsoft 4.7%, the second is General Electric 4.6%, the third Cisco Systems 4.5%, the fourth Intel 4.0% and the fifth Citigroup 2.9%. A note below the table reads "As a percentage of net assets on February 29, 2000."]

Even aggressive tightening action by the Federal Reserve Board could not spook technology investors. The Fed raised short-term interest rates in June, August, November and February, as economic growth continued to be stronger than expected. While higher rates contributed to sluggish performance in many market sectors, technology stocks shrugged off each hike and surged higher. This divergence was especially evident during the first two months of 2000, when we frequently saw a rising Nasdaq Composite Index, reflecting that yardstick's heavy technology representation, and a falling Dow Jones Industrial Average and S&P 500 Index.

"Health care
 repeated as
 one of the
 Fund's
 weaker
 sectors..."

Performance review

The Fund's strategy of purchasing undervalued stocks of companies with improving fundamentals did not work well in the recent market environment. Investors' bias toward the extreme-growth end of the growth/value spectrum made it difficult for any investment approach that incorporated sensitivity to stock prices. The Fund's emphasis on diversification also hurt because gains were so narrowly concentrated in just a few sectors. For the year ending February 29, 2000, John Hancock Independence Diversified Core Equity Fund II returned 1.99%, slightly behind the 3.14% gain posted by the average large-cap value fund, according to Lipper, Inc. (Lipper recently introduced new competitive categories that more accurately reflect the average portfolio holdings of the funds they track.) See page nine for historical performance. The Fund's results were also more modest than the Standard & Poor's 500 Index, which returned 11.73% over the same period. With the addition of technology stocks such as QUALCOMM (one of 1999's best performers), America Online, Microsoft and Yahoo!, the S&P 500 has become increasingly technology-sensitive, which helped its performance.

[Bar chart at top of left hand column with heading "Fund Performance". Under the heading is a note that reads "For the year ended February 29, 2000." The chart is scaled in increments of 2% with 0% at the bottom and 12% at the top. The first bar represents the 1.99% total return for John Hancock Independence Diversified Core Equity Fund II. The second bar represents the 3.14% total return for Average large-cap value fund. The third bar represents the 11.73% total return for S&P 500 Index. A note below the chart reads "The total return for John Hancock Independence Diversified Core Equity Fund II is at net asset value with all distributions reinvested. The average large-cap value fund is tracked by Lipper, Inc. See the following page for historical performance information."]

Technology and health care repeat

A number of the Fund's best performers were once again technology holdings. Intel benefited from strengthening demand at the high end of the semiconductor price spectrum, where it is most dominant. Investors also bought Intel in anticipation of Microsoft's recent rollout of its Windows 2000 operating system, which requires personal computers with faster microprocessors. Another semiconductor holding that helped performance was Texas Instruments. The company's main market is the wireless com munications industry, which experienced exploding demand during the period. Finally, Citigroup was a strong performer, bucking the trend toward lower share prices in the financial services sector. The company continued to benefit from the synergies of the Citicorp/Salomon Smith Barney merger.

Health care repeated as one of the Fund's weaker sectors, with Cardinal Health, HEALTHSOUTH and Omnicare all detracting from performance. We cut back or eliminated these positions. Philip Morris was another disappointment. The company failed to make meaningful progress in the smoking-related lawsuits filed against it. We still hold the stock, which is very cheap by almost any valuation method. Another consumer holding, Anheuser-Busch, was hurt by concerns about higher interest rates and pricing power. We like the longer-term prospects for this stock and maintained a position in it.

"...more
 robust
 growth world
 wide should
 lead to a
 broadening
 of investor
 interest..."

Outlook

With Asia recovering from its deep slump and European economic growth gaining momentum, one dominant trend during the coming year could be a strengthening of demand abroad, which represents potentially greater demand for U.S. products and services. On the other hand, we face the possibility of more interest-rate hikes in the U.S. However, if the Fed can achieve its goal of slowing growth enough to keep inflation in check without pushing the economy into recession, stocks should do reasonably well. Overall, more robust growth worldwide should lead to a broadening of investor interest beyond the technology sector, which should be constructive for the market and the Fund.



A LOOK AT PERFORMANCE

For the period ended December 31, 1999

                                                                SINCE
                                                     ONE    INCEPTION
                                                    YEAR    (3/10/95)
                                              ----------   ----------
Cumulative Total Returns                          11.59%      184.18%
Average Annual Total Returns(1)                   11.59%       24.23%

Total return measures the change in value of an investment from the beginning to the end of a period, assuming all distributions were reinvested.

All figures represent past performance and are no guarantee of future results. Keep in mind that the total return and share price of the Fund's investments will fluctuate. As a result, your Fund's shares may be worth more or less than their original cost, depending on when you sell them. Please read your prospectus carefully before you invest or send money.

Note to Performance

(1) The Adviser has agreed to limit the Fund's expenses to 0.70% of the Fund's average daily net assets. However, for the year ended February 29, 2000, the Fund's expense ratio was 0.64% of the Fund's average daily net assets. Without the limitation of expenses, the average annual total return for the since inception period would have been 24.22%.


WHAT HAPPENED TO
A $250,000 INVESTMENT...

The chart below shows how much a $250,000 investment in John Hancock Independence Diversified Core Equity Fund II would be worth, assuming all distributions were reinvested for the period indicated. For comparison, we've shown the same $250,000 investment in the Standard & Poor's 500 Index -- an unmanaged index that includes 500 widely traded common stocks and is often used as a measure of stock market performance. It is not possible to invest in an index.

[Line chart with the heading John Hancock Independence Diversified Core Equity Fund II, representing the growth of a hypothetical $250,000 investment over the life of the fund. Within the chart are two lines. The first line represents the Standard & Poor's 500 Index and is equal to $767,050 as of February 29, 2000. The second line represents the value of the hypothetical $250,000 investment made in the John Hancock Independence Diversified Core Equity Fund II on March 10, 1995 and is equal to $648,493 as of February 29, 2000.]


BY STEPHEN LANZENDORF FOR THE PORTFOLIO MANAGEMENT TEAM

John Hancock
Independence Medium
Capitalization Fund

Mid-cap growth shares push higher


The past year was a positive one for mid-cap stocks. Although it began with investors concentrating their buying in the large-cap sector, April and May saw a broadening of the rally to include mid- and small-cap shares, as well as value and cyclical stocks. Interest in value investing quickly faded, but growth stocks of all capitalizations continued to perform well throughout the rest of the period, with the technology, telecommunications and biotechnology sectors leading the way. Particularly noteworthy was the powerful fourth-quarter rally spearheaded by Internet shares. Even within growth sectors, the stocks with the highest price-to-earnings ratios -- a common measure of stock values -- outperformed those with lower P/E ratios. A red-hot market for initial public offerings contributed to the frenzied buying of technology shares. Meanwhile, many high-quality stocks with solid earnings prospects were passed by in the rush to get on the technology bandwagon.

"The Fund's
 emphasis
 on diversifi-
 cation also
 hurt because
 gains were
 so narrowly
 concen-
 trated..."

[Table at bottom left hand column entitled "Top Five Common Stock Holdings." The first listing is VERITAS Software 5.7%, the second is Siebel Systems 3.0%, the third Vitesse Semiconductor 2.3%, the fourth Altera 2.2% and the fifth Maxim Integrated Products 2.0%. A note below the table reads "As a percentage of net assets on February 29, 2000."]

The primary negative influence on share prices during the period was rising interest rates. The Fed raised short-term rates in June, August, November and February, as economic growth continued to be stronger than expected. While higher interest rates contributed to sluggish performance in many market sectors, technology stocks shrugged off each hike and surged higher.

Performance review

The Fund's strategy of purchasing undervalued stocks of companies with improving fundamentals was out of step with the prevailing sentiment during the period. Investors' bias toward the extreme growth end of the growth/value spectrum made it difficult for any investment approach that incorporated sensitivity to the normal measures of value. The Fund's emphasis on diversification also hurt because gains were so narrowly concentrated in just a few sectors. For the year ending February 29, 2000, John Hancock Independence Medium Capitalization Fund returned 14.18% at net asset value, well ahead of the 1.12% return of the average multi-cap value funds, according to Lipper, Inc. (Lipper recently introduced new competitive categories that more accurately reflect the average portfolio holdings of the funds they track.) However, the Fund was left behind by the relatively technology-sensitive Standard & Poor's MidCap 400 Index, which returned 30.47%. See page 12 for historical performance information.

[Bar chart at top of left hand column with heading "Fund Performance". Under the heading is a note that reads "For the year ended February 29, 2000." The chart is scaled in increments of 5% with 0% at the bottom and 35% at the top. The first bar represents the 14.18% total return for John Hancock Independence Medium Capitalization Fund. The second bar represents the 1.12% total return for Average multi-cap value fund. The third bar represents the 30.47% total return for S&P Midcap 400 Index. A note below the chart reads "The total return for John Hancock Independence Medium Capitalization Fund is at net asset value with all distributions reinvested. The average multi-cap value fund is tracked by Lipper, Inc. See the following page for historical performance information."]

Positives and negatives

A number of the Fund's technology holdings did well. The robust Internet software group was represented by VERITAS Software, the Fund's largest holding for much of the period, as well as Citrix Systems and Siebel Systems. These companies are all involved in various aspects of helping companies store and manage their data on the Internet. Semiconductor manufacturers such as Analog Devices and Altera, both suppliers of the burgeoning wireless communications market, also turned in strong performances. Another company in that industry, Vitesse Semiconductor, supplies high-speed chips for the fiber-optics market and benefited from the trend toward upgrading to fiber-optics communications networks. Biogen was a winner in the outperforming biotechnology sector.

Offsetting some of the technology gains were poor performances in other sectors. Service Corp. International, an operator of funeral homes, felt the pinch from decreasing mortality rates and management problems. Toy manufacturer Mattel faltered due to missteps in product development and difficulty in digesting a recent acquisition. We sold both stocks. On the other hand, we still hold Black & Decker, which was buffeted by the negative sentiment brought on by higher interest rates that afflicted many companies in the retail sector, but it remains a promising stock, in our opinion.

"Offsetting
 some of the
 technology
 gains were
 poor perfor-
 mances in
 other
 sectors."

Outlook

With Asia recovering from its deep slump and European economic growth gaining momentum, one dominant trend during the coming year could be a strengthening of demand abroad, which represents potentially greater demand for U.S. products and services. On the other hand, we face the possibility of more interest-rate hikes in the U.S. However, if the Fed can achieve its goal of slowing growth enough to keep inflation in check without pushing the economy into recession, we look for a reasonably favorable environment for mid-cap stocks and the market overall. More robust growth worldwide should lead to a broadening of investor interest beyond the technology sector, which would be constructive for the market and the Fund.


A LOOK AT PERFORMANCE

For the period ended December 31, 1999

                                                                SINCE
                                                     ONE    INCEPTION
                                                    YEAR    (10/2/95)
                                              ----------   ----------
Cumulative Total Returns                          11.04%      103.47%
Average Annual Total Returns(1)                   11.04%       18.21%

Total return measures the change in value of an investment from the beginning to the end of a period, assuming all distributions were reinvested.

All figures represent past performance and are no guarantee of future results. Keep in mind that the total return and share price of the Fund's investments will fluctuate. As a result, your Fund's shares may be worth more or less than their original cost, depending on when you sell them. Please read your prospectus carefully before you invest or send money.

Note to Performance

(1) The Adviser has agreed to limit the Fund's expenses to 1.00% of the Fund's average daily net assets. Without the limitation of expenses, the average annual total return for the one year and since inception periods would have been 10.56% and 16.86%, respectively.


WHAT HAPPENED TO
A $250,000 INVESTMENT...

The chart below shows how much a $250,000 investment in the John Hancock Independence Medium Capitalization Fund would be worth, assuming all distributions were reinvested for the period indicated. For comparison, we've shown the same $250,000 investment in the Standard & Poor's MidCap 400 Index, an unmanaged capitalization-weighted index that measures the performance of the mid-range sector of the U.S. stock market. It consists of 400 domestic stocks chosen for market size, liquidity and industry group representation. It is not possible to invest in an index.

[Line chart with the heading John Hancock Independence Medium Capitalization Fund, representing the growth of a hypothetical $250,000 investment over the life of the fund. Within the chart are two lines. The first line represents the Standard & Poor's MidCap 400 Index and is equal to $568,024 as of February 29, 2000. The second line represents the value of the hypothetical $250,000 investment made in the John Hancock Independence Medium Capitalization Fund on October 2, 1995 and is equal to $508,675 as of February 29, 2000.]



FINANCIAL STATEMENTS


Statements of Assets and Liabilities
February 29, 2000
-----------------------------------------------------------------------------------------------------------
                                                                        INDEPENDENCE           INDEPENDENCE
                                                  INDEPENDENCE      DIVERSIFIED CORE  MEDIUM CAPITALIZATION
                                                 BALANCED FUND        EQUITY FUND II                   FUND
-----------------------------------------------------------------------------------------------------------
Assets:
Investments at value -- Note C:

Common stocks (cost -- $30,537,731,
$330,538,049 and $10,697,128,
respectively)                                      $36,379,700          $422,588,619           $12,202,416

Corporate bonds (cost -- $12,598,194,
none and none, respectively)                        12,255,692                    --                    --

U.S. government and agencies securities
(cost -- $11,056,689, none and none,
respectively)                                       11,092,177                    --                    --

Joint repurchase agreement (cost --
$9,082,000, $185,000 and $144,000,
respectively)                                        9,082,000               185,000               144,000

Corporate savings account                                  624               136,201                   276
                                             -----------------     -----------------     -----------------
                                                    68,810,193           422,909,820            12,346,692

Receivable for investments sold                      3,918,590             5,562,505                99,399

Receivable for shares sold                                  --                13,981                    --

Dividends receivable                                    45,330               580,297                11,342

Interest receivable                                    260,151                   109                    25

Deferred organization expenses --
Note A                                                     647                    39                 1,017

Receivable from John Hancock Advisers,
Inc. -- Note B                                          54,325                    --                    --

Other assets                                             3,115                37,364                   623
                                             -----------------     -----------------     -----------------

Total Assets                                        73,092,351           429,104,115            12,459,098
----------------------------------------------------------------------------------------------------------
Liabilities:

Payable for investments purchased                   12,257,639             2,579,678                    --

Payable for shares repurchased                              --               125,562                 2,866

Miscellaneous payable                                       --                 4,843                    --

Payable to John Hancock Advisers, Inc.
and affiliates -- Note B                                    --               462,187                   964

Accounts payable and accrued expenses                  185,345                55,848                33,443
                                             -----------------     -----------------     -----------------

Total Liabilities                                   12,442,984             3,228,118                37,273
----------------------------------------------------------------------------------------------------------
Net Assets:

Capital paid-in                                     53,199,304           304,654,433            10,385,438

Accumulated net realized gain on
investments                                          1,710,284            28,803,756               527,532

Net unrealized appreciation of
investments                                          5,534,955            92,050,570             1,505,288

Undistributed net investment income                    204,824               367,238                 3,567
                                             -----------------     -----------------     -----------------

Net Assets                                         $60,649,367          $425,875,997           $12,421,825
==========================================================================================================
Net Asset Value Per Share:

(Based on 5,453,332, 29,925,095 and
997,557 shares, respectively, of
beneficial interest outstanding --
unlimited number of shares authorized
with no par value)                                      $11.12                $14.23                $12.45
==========================================================================================================

The Statement of Assets and Liabilities is each Fund's balance sheet and shows the value of what the Fund owns, is due and owes as of February 29, 2000. You'll also find the net asset value per share as of that date.

See notes to financial statements.





Statements of Operations
Year ended February 29, 2000
-----------------------------------------------------------------------------------------------------------
                                                                        INDEPENDENCE           INDEPENDENCE
                                                  INDEPENDENCE      DIVERSIFIED CORE  MEDIUM CAPITALIZATION
                                                 BALANCED FUND        EQUITY FUND II                   FUND
-----------------------------------------------------------------------------------------------------------
Investment Income:
Dividends (net of foreign withholding
tax of $3,565, $44,353 and $608,
respectively)                                         $552,250            $6,336,452              $147,733

Interest (including income on
securities loaned of none, $111 and
none, respectively)                                  1,834,568               213,478                14,953
                                             -----------------     -----------------     -----------------
                                                     2,386,818             6,549,930               162,686
                                             -----------------     -----------------     -----------------
Expenses:

Investment management fee -- Note B                    528,389             2,710,449                90,053

Custodian fee                                           56,724               209,654                19,181

Registration and filing fees                            45,578                52,957                26,244

Transfer agent fee -- Note B                            37,742               271,045                 5,628

Auditing fee                                            25,664                32,489                17,164

Accounting and legal services fee --
Note B                                                  13,666                98,578                 2,048

Printing                                                 8,191                 7,342                 7,774

Miscellaneous                                            4,542                22,158                   684

Trustees' fees                                           4,802                32,561                   511

Organization expense -- Note A                           1,883                 1,898                 1,754

Legal fees                                                 956                 7,542                   333

Interest expense -- Note A                                  --                 2,854                    --
                                             -----------------     -----------------     -----------------

Total Expenses                                         728,137             3,449,527               171,374
----------------------------------------------------------------------------------------------------------
Less Expense Reductions -- Note B                      (48,421)                   --               (58,763)
----------------------------------------------------------------------------------------------------------
Net Expenses                                           679,716             3,449,527               112,611
----------------------------------------------------------------------------------------------------------
Net Investment Income                                1,707,102             3,100,403                50,075
----------------------------------------------------------------------------------------------------------
Realized and Unrealized Gain (Loss) on Investments:

Net realized gain on investments sold                4,213,547            66,562,963             1,122,181

Change in net unrealized appreciation/
depreciation of investments                         (4,011,488)          (53,039,312)              280,163
                                             -----------------     -----------------     -----------------
Net Realized and Unrealized
Gain on Investments                                    202,059            13,523,651             1,402,344
----------------------------------------------------------------------------------------------------------
Net Increase in Net Assets
Resulting from Operations                           $1,909,161           $16,624,054            $1,452,419
==========================================================================================================

The Statement of Operations summarizes, for each of the Funds, the investment income earned and expenses incurred in operating the Fund.
It also shows net gains for the period stated.

See notes to financial statements.





Statements of Changes in Net Assets
---------------------------------------------------------------------------------------------------------------------------
                                                     INDEPENDENCE                           INDEPENDENCE DIVERSIFIED
                                                    BALANCED FUND                              CORE EQUITY FUND II
                                        ---------------------------------------     ---------------------------------------
                                               YEAR ENDED            YEAR ENDED            YEAR ENDED            YEAR ENDED
                                        FEBRUARY 28, 1999     FEBRUARY 29, 2000     FEBRUARY 28, 1999     FEBRUARY 29, 2000
---------------------------------------------------------------------------------------------------------------------------
Increase (Decrease) in Net Assets:
From Operations:

Net investment income                          $1,768,480            $1,707,102            $4,155,133            $3,100,403

Net realized gain on investments
sold                                            5,998,751             4,213,547            71,775,828            66,562,963

Change in net unrealized
appreciation/depreciation of
investments                                     2,931,412            (4,011,488)           17,841,527           (53,039,312)
                                        -----------------     -----------------     -----------------     -----------------

Net Increase in Net Assets from
Operations                                     10,698,643             1,909,161            93,772,488            16,624,054
                                        -----------------     -----------------     -----------------     -----------------
Distributions to Shareholders*

Dividends from net investment income           (1,883,494)           (1,773,614)           (4,534,833)           (3,143,693)

Distributions from net realized
gain on investments sold                       (4,942,695)           (4,431,308)          (74,134,615)          (54,986,456)
                                        -----------------     -----------------     -----------------     -----------------

Total Distributions to
Shareholders                                   (6,826,189)           (6,204,922)          (78,669,448)          (58,130,149)
                                        -----------------     -----------------     -----------------     -----------------
From Fund Share Transactions: **

Shares sold                                    22,172,670            17,378,820           141,552,444           138,388,241

Shares issued to shareholders in
reinvestment of distributions                   6,826,699             6,205,436            77,658,752            58,111,697
                                        -----------------     -----------------     -----------------     -----------------
                                               28,999,369            23,584,256           219,211,196           196,499,938

Less shares repurchased                       (27,019,194)          (41,608,218)         (254,111,398)         (281,414,101)
                                        -----------------     -----------------     -----------------     -----------------

Net increase (decrease)                         1,980,175           (18,023,962)          (34,900,202)          (84,914,163)
                                        -----------------     -----------------     -----------------     -----------------
Net Assets:

Beginning of period                            77,116,461            82,969,090           572,093,417           552,296,255
                                        -----------------     -----------------     -----------------     -----------------

End of period (including
undistributed net investment
income of $270,826, $204,824,
$409,597 and $367,238,
respectively)                                 $82,969,090           $60,649,367          $552,296,255          $425,875,997
                                        =================     =================     =================     =================

The Statement of Changes in Net Assets shows how the value of each Fund's net assets has changed since the end of the previous period. The difference reflects net investment income, any investment gains and losses, distributions paid to shareholders and any increase or decrease in money shareholders invested in each Fund. The footnotes illustrate the number of Fund shares sold, reinvested and repurchased during the period, along with the per share amount of distributions made to shareholders of each Fund for the period indicated.

See notes to financial statements.



Statements of Changes in Net Assets (continued)
---------------------------------------------------------------------------------------------------------------------------
                                                     INDEPENDENCE                           INDEPENDENCE DIVERSIFIED
                                                    BALANCED FUND                              CORE EQUITY FUND II
                                        ---------------------------------------     ---------------------------------------
                                               YEAR ENDED            YEAR ENDED            YEAR ENDED            YEAR ENDED
                                        FEBRUARY 28, 1999     FEBRUARY 29, 2000     FEBRUARY 28, 1999     FEBRUARY 29, 2000
---------------------------------------------------------------------------------------------------------------------------
* Distributions to Shareholders:
Per share dividends from net
investment income                                 $0.2864               $0.2837               $0.1350               $0.0940
                                        -----------------     -----------------     -----------------     -----------------

Per share distributions from net
realized gain on investments sold                 $0.7715               $0.8400               $2.3923               $1.7959
                                        -----------------     -----------------     -----------------     -----------------
**Analysis of Fund Share Transactions:

Shares sold                                     1,880,717             1,435,960             8,858,010             8,579,715

Shares issued to shareholders in
reinvestment of distributions                     573,736               531,732             4,981,738             3,810,449
                                        -----------------     -----------------     -----------------     -----------------
                                                2,454,453             1,967,692            13,839,748            12,390,164

Less shares repurchased                        (2,286,756)           (3,434,169)          (15,920,888)          (17,676,305)
                                        -----------------     -----------------     -----------------     -----------------

Net increase (decrease)                           167,697            (1,466,477)           (2,081,140)           (5,286,141)
                                        =================     =================     =================     =================

See notes to financial statements.



Statements of Changes in Net Assets (continued)
-------------------------------------------------------------------------------
                                                  INDEPENDENCE MEDIUM
                                                  CAPITALIZATION FUND
                                        ---------------------------------------
                                               YEAR ENDED            YEAR ENDED
                                        FEBRUARY 28, 1999     FEBRUARY 29, 2000
-------------------------------------------------------------------------------
Increase (Decrease) in Net Assets:
From Operations:

Net investment income                             $60,605               $50,075

Net realized gain on investments sold           1,069,926             1,122,181

Change in net unrealized
appreciation/depreciation of
investments                                    (1,128,728)              280,163
                                        -----------------     -----------------

Net Increase in Net Assets from
Operations                                          1,803             1,452,419
                                        -----------------     -----------------
Distributions to Shareholders: *

Dividends from net investment income              (63,104)              (51,586)

Distributions from net realized
gain on investments sold                         (958,878)           (1,005,020)
                                        -----------------     -----------------

Total Distributions to
Shareholders                                   (1,021,982)           (1,056,606)
                                        -----------------     -----------------
From Fund Share Transactions: **

Shares sold                                     3,319,841             3,498,877

Shares issued to shareholders in
reinvestment of distributions                   1,021,983             1,056,809
                                        -----------------     -----------------
                                                4,341,824             4,555,686

Less shares repurchased                        (2,636,138)           (2,936,957)
                                        -----------------     -----------------

Net Increase                                    1,705,686             1,618,729
                                        -----------------     -----------------
Net Assets:

Beginning of period                             9,721,776            10,407,283
                                        -----------------     -----------------

End of period (including
undistributed net investment
income of $4,774 and $3,567,
respectively)                                 $10,407,283           $12,421,825
                                        =================     =================
* Distributions to Shareholders

Per share dividends from net
investment income                                 $0.0860               $0.0602
                                        -----------------     -----------------

Per share distributions from net
realized gain on investments sold                 $1.3068               $1.1721
                                        -----------------     -----------------
**Analysis of Fund Share Transactions:

Shares sold                                       256,677               275,468

Shares issued to shareholders in
reinvestment of distributions                      84,531                89,333
                                        -----------------     -----------------
                                                  341,208               364,801

Less shares repurchased                          (207,351)             (231,976)
                                        -----------------     -----------------

Net Increase                                      133,857               132,825
                                        =================     =================

See notes to financial statements.




John Hancock Funds -- Institutional Series Trust -- Independence Balanced Fund

Financial Highlights

The following tables include selected data for a share outstanding throughout each period, total investment return, key ratios and supplemental data.
----------------------------------------------------------------------------------------------------------------------------
                                         PERIOD FROM
                                        JULY 6, 1995
                                       (COMMENCEMENT                   YEAR ENDED FEBRUARY 28,                    YEAR ENDED
                                       OF OPERATIONS)    -------------------------------------------------       FEBRUARY 29,
                                TO FEBRUARY 29, 1996              1997              1998              1999              2000
----------------------------------------------------------------------------------------------------------------------------
Per Share Operating Performance
Net Asset Value, Beginning
of Period                                      $8.50             $9.25             $9.94            $11.42            $11.99
                                       -------------     -------------     -------------     -------------     -------------

Net Investment Income (3)                       0.25              0.38              0.38              0.26              0.27

Net Realized and Unrealized
Gain (Loss) on Investments                      0.63              0.73              1.60              1.37             (0.02)
                                       -------------     -------------     -------------     -------------     -------------

Total from Investment
Operations                                      0.88              1.11              1.98              1.63              0.25
                                       -------------     -------------     -------------     -------------     -------------

Less Distributions:

Dividends from Net
Investment Income                              (0.13)            (0.34)            (0.35)            (0.29)            (0.28)

Distributions from Net
Realized Gain on
Investments Sold                                  --             (0.08)            (0.15)            (0.77)            (0.84)
                                       -------------     -------------     -------------     -------------     -------------

Total Distributions                            (0.13)            (0.42)            (0.50)            (1.06)            (1.12)
                                       -------------     -------------     -------------     -------------     -------------

Net Asset Value, End of Period                 $9.25             $9.94            $11.42            $11.99            $11.12
                                       =============     =============     =============     =============     =============

Total Investment Return at
Net Asset Value (6)                           10.42%(2)         12.36%            20.44%            14.50%             1.83%

Total Adjusted Investment
Return at Net Asset Value (6,7)                7.36%(2)         11.62%            20.28%            14.45%             1.77%

Ratios and Supplemental Data

Net Assets, End of Period
(000s omitted)                                $5,155           $13,093           $77,116           $82,969           $60,649

Ratio of Expenses to Average
Net Assets                                     0.90%(1)          0.90%             0.90%             0.90%             0.90%

Ratio of Adjusted Expenses
to Average Net Assets (4,5)                    5.58%(1)          1.64%             1.06%             0.95%             0.96%

Ratio of Net Investment
Income to Average Net
Assets                                         3.96%(1)          3.96%             3.52%             2.26%             2.26%

Ratio of Adjusted Net
Investment Income (Loss) to
Average Net Assets (4,5)                      (0.72%)(1)         3.22%             3.36%             2.21%             2.20%

Portfolio Turnover Rate                          31%              149%              224%              158%              268%

Fee Reduction Per Share (3)                    $0.29             $0.07             $0.02             $0.01             $0.01

(1) Annualized.
(2) Not annualized.
(3) Based on the average of the shares outstanding at the end of each month.
(4) Unreimbursed, without fee reduction.
(5) Adjusted expenses as a percentage of average net assets are expected to decrease and adjusted net investment income as a percentage of average net assets is expected to increase as the net assets of the Fund grow.
(6) Total investment return assumes dividend reinvestment.
(7) An estimated total return calculation that does not take into consideration fee reductions by the Adviser during the periods shown.

The Financial Highlights summarizes the impact of the following factors on a single share for each period indi cated: net investment income, gains (losses), distributions and total investment return of each Fund.
It shows how the Fund's net asset value for a share has changed since the commencement of operations. Additionally, important rela tionships between some items presented in the financial statements are expressed in ratio form.

See notes to financial statements.




John Hancock Funds -- Institutional Series Trust -- Independence Diversified Core Equity Fund II

Financial Highlights (continued)

The following tables include selected data for a share outstanding throughout each period, total investment return, key ratios and supplemental data.
----------------------------------------------------------------------------------------------------------------------------
                                         PERIOD FROM
                                      MARCH 10, 1995
                                       (COMMENCEMENT                   YEAR ENDED FEBRUARY 28,                    YEAR ENDED
                                       OF OPERATIONS)    -------------------------------------------------       FEBRUARY 29,
                                TO FEBRUARY 29, 1996              1997              1998              1999              2000
----------------------------------------------------------------------------------------------------------------------------
Per Share Operating Performance
Net Asset Value, Beginning
of Period                                      $8.50            $10.96            $12.76            $15.34            $15.69
                                       -------------     -------------     -------------     -------------     -------------

Net Investment Income (3)                       0.20              0.20              0.17              0.12              0.09

Net Realized and Unrealized
Gain on Investments and
Foreign Currency
Transactions                                    2.38              2.23              3.91              2.76              0.34
                                       -------------     -------------     -------------     -------------     -------------

Total from Investment
Operations                                      2.58              2.43              4.08              2.88              0.43
                                       -------------     -------------     -------------     -------------     -------------

Less Distributions:

Dividends from Net
Investment Income                              (0.11)            (0.19)            (0.17)            (0.14)            (0.09)

Distributions from Net
Realized Gains on
Investments Sold and
Foreign Currency
Transactions                                   (0.01)            (0.44)            (1.33)            (2.39)            (1.80)
                                       -------------     -------------     -------------     -------------     -------------

Total Distributions                            (0.12)            (0.63)            (1.50)            (2.53)            (1.89)
                                       -------------     -------------     -------------     -------------     -------------

Net Asset Value, End of Period                $10.96            $12.76            $15.34            $15.69            $14.23
                                       =============     =============     =============     =============     =============

Total Investment Return at
Net Asset Value (6)                           30.48%(2)         22.63%            33.61%            18.98%             1.99%

Total Adjusted Investment
Return at Net Asset Value (6,7)               30.42%(2)            --                --                --                --

Ratios and Supplemental Data

Net Assets, End of Period
(000s omitted)                              $188,679          $320,029          $572,093          $552,296          $425,876

Ratio of Expenses to Average
Net Assets                                     0.70%(1)          0.67%             0.65%             0.63%             0.64%

Ratio of Adjusted Expenses
to Average Net Assets (4,5)                    0.76%(1)             --                --                --                --

Ratio of Net Investment
Income to Average Net Assets                   2.00%(1)          1.65%             1.12%             0.76%             0.57%

Ratio of Adjusted Net
Investment Income to
Average Net Assets (4,5)                       1.94%(1)             --                --                --                --

Portfolio Turnover Rate                          39%               81%               76%               55%               69%

Fee Reduction Per Share (3)                    $0.01                --                --                --                --

(1) Annualized.
(2) Not annualized.
(3) Based on the average of the shares outstanding at the end of each month.
(4) Unreimbursed, without fee reduction.
(5) Adjusted expenses as a percentage of average net assets are expected to decrease and adjusted net investment income as a percentage of average net assets is expected to increase as the net assets of the Fund grow.
(6) Total investment return assumes dividend reinvestment.
(7) An estimated total return calculation that does not take into consideration fee reductions by the Adviser during the periods shown.

See notes to financial statements.





John Hancock Funds -- Institutional Series Trust -- Independence Medium Capitalization Fund

Financial Highlights (continued)

The following tables include selected data for a share outstanding throughout each period, total investment return, key ratios and supplemental data.
----------------------------------------------------------------------------------------------------------------------------
                                         PERIOD FROM
                                     OCTOBER 2, 1995
                                       (COMMENCEMENT                   YEAR ENDED FEBRUARY 28,                    YEAR ENDED
                                       OF OPERATIONS)    -------------------------------------------------       FEBRUARY 29,
                                TO FEBRUARY 29, 1996              1997              1998              1999              2000
----------------------------------------------------------------------------------------------------------------------------
Per Share Operating Performance
Net Asset Value, Beginning
of Period                                      $8.50             $9.29            $10.45            $13.30            $12.04
                                       -------------     -------------     -------------     -------------     -------------

Net Investment Income (3)                       0.08              0.12              0.09              0.08              0.06

Net Realized and Unrealized
Gain on Investments                             0.74              1.45              3.69              0.06              1.58
                                       -------------     -------------     -------------     -------------     -------------

Total from Investment
Operations                                      0.82              1.57              3.78              0.14              1.64
                                       -------------     -------------     -------------     -------------     -------------

Less Distributions:

Dividends from Net
Investment Income                              (0.03)            (0.12)            (0.09)            (0.09)            (0.06)

Distributions from Net
Realized Gain on
Investments Sold                                  --             (0.29)            (0.84)            (1.31)            (1.17)
                                       -------------     -------------     -------------     -------------     -------------

Total Distributions                            (0.03)            (0.41)            (0.93)            (1.40)            (1.23)
                                       -------------     -------------     -------------     -------------     -------------

Net Asset Value, End of Period                 $9.29            $10.45            $13.30            $12.04            $12.45
                                       =============     =============     =============     =============     =============

Total Investment Return at
Net Asset Value (6)                            9.71%(2)         17.19%            37.30%             0.96%            14.18%

Total Adjusted Investment
Return at Net Asset Value (6,7)                7.00%(2)         15.49%            36.94%             0.36%            13.66%

Ratios and Supplemental Data

Net Assets, End of Period
(000s omitted)                                $3,923            $5,240            $9,722           $10,407           $12,422

Ratio of Expenses to Average
Net Assets                                     1.00%(1)          1.00%             1.00%             1.00%             1.00%

Ratio of Adjusted Expenses
to Average Net Assets (4,5)                    7.55%(1)          2.70%             1.36%             1.60%             1.52%

Ratio of Net Investment
Income to Average Net Assets                   1.94%(1)          1.26%             0.75%             0.59%             0.44%

Ratio of Adjusted Net
Investment Income (Loss) to
Average Net Assets (4,5)                      (4.61%)(1)        (0.44%)            0.39%            (0.01%)           (0.08%)

Portfolio Turnover Rate                           3%               78%               65%               67%              136%

Fee Reduction Per Share (3)                    $0.26             $0.17             $0.04             $0.08             $0.07

(1) Annualized.
(2) Not annualized.
(3) Based on the average of the shares outstanding at the end of each month.
(4) Unreimbursed, without fee reduction.
(5) Adjusted expenses as a percentage of average net assets are expected to decrease and adjusted net investment income as a percentage of average net assets is expected to increase as the net assets of the Fund grow.
(6) Total investment return assumes dividend reinvestment.
(7) An estimated total return calculation that does not take into consideration fee reductions by the Adviser during the periods shown.

See notes to financial statements.





John Hancock Funds -- Institutional Series Trust -- Independence Balanced Fund

Schedule of Investments
February 29, 2000
---------------------------------------------------------------------------------
The Schedule of Investments is a complete list of all securities owned by the Independence Balanced Fund on February 29, 2000. It's divided into four main categories: common stocks, corporate bonds, U.S.
government and agencies securities and short-term investments. The common stocks and corporate bonds are further broken down by industry groups. Short-term investments, which represent the Fund's "cash"
position, are listed last.

                                                     NUMBER OF            MARKET
ISSUER, DESCRIPTION                                     SHARES             VALUE
-------------------                                     ------             -----
COMMON STOCKS
Advertising (0.54%)
Interpublic Group of Companies, Inc. (The)               3,200          $128,600
Omnicom Group, Inc.                                      2,100           197,794
                                                                    ------------
                                                                         326,394
                                                                    ------------
Aerospace (1.18%)
General Dynamics Corp.                                   6,000           259,500
Goodrich (B.F.) Co. (The)                                3,000            71,813
United Technologies Corp.                                7,600           387,125
                                                                    ------------
                                                                         718,438
                                                                    ------------
Automobile/Trucks (0.66%)
Ford Motor Co.                                           7,400           308,025
Lear Corp.*                                              4,300            90,838
                                                                    ------------
                                                                         398,863
                                                                    ------------
Banks -- United States (2.42%)
Bank of America Corp.                                    7,700           354,681
Comerica, Inc.                                           8,200           302,888
Fifth Third Bancorp                                      1,300            67,681
First Tennessee National Corp.                           2,700            46,575
Firstar Corp.                                           12,400           220,875
FleetBoston Financial Corp.                              9,100           247,975
Mellon Financial Corp.                                   3,600           108,450
Wells Fargo Co.                                          3,700           122,331
                                                                    ------------
                                                                       1,471,456
                                                                    ------------
Beverages (0.53%)
Anheuser-Busch Cos., Inc.                                5,000           320,625
                                                                    ------------
Building (0.62%)
Black & Decker Corp. (The)                               6,400           210,800
Centex Corp.                                             2,700            53,156
Danaher Corp.                                            2,800           114,275
                                                                    ------------
                                                                         378,231
                                                                    ------------
Chemicals (0.13%)
Grace (W. R.) & Co.*                                     7,800            78,488
                                                                    ------------
Computers (12.57%)
America Online, Inc.*                                    6,500           383,500
Cisco Systems, Inc.*                                    11,800         1,559,812
Compaq Computer Corp.                                    7,000           174,124
Computer Associates International, Inc.                  2,700           173,643
Dell Computer Corp.*                                     8,000           326,500
EMC Corp.*                                               3,600           428,400
Hewlett-Packard Co.                                      4,400           591,800
International Business Machines Corp.                    6,200           632,400
Microsoft Corp.*                                        17,800         1,590,874
Network Appliance, Inc.*                                   500            94,374
Oracle Corp.*                                            9,900           735,074
Sun Microsystems, Inc.*                                  4,600           438,150
Veritas Software Corp.*                                    900           178,087
Yahoo! Inc.*                                             2,000           319,374
                                                                    ------------
                                                                       7,626,112
                                                                    ------------
Consumer Products (0.13%)
American Greetings Corp. (Class A)                       4,700            81,075
                                                                    ------------
Cosmetics & Personal Care (0.28%)
Avon Products, Inc.                                      2,500            67,656
Dial Corp. (The)                                         7,100           102,063
                                                                    ------------
                                                                         169,719
                                                                    ------------
Diversified Operations (2.12%)
Honeywell International, Inc.                            9,700           466,813
Monsanto Co.                                             3,500           135,844
Textron, Inc.                                            3,300           201,300
Tyco International Ltd.                                 12,800           485,600
                                                                    ------------
                                                                       1,289,557
                                                                    ------------
Electronics (8.29%)
Altera Corp.*                                            1,700           135,575
General Electric Co.                                    11,700         1,546,594
Intel Corp.                                             11,600         1,310,800
JDS Uniphase Corp.*                                        400           105,450
LSI Logic Corp.*                                         1,800           115,313
Maxim Intergrated Products, Inc.*                        2,300           153,669
Motorola, Inc.                                           2,600           443,300
SCI Systems, Inc.*                                       3,000           120,750
Solectron Corp.*                                         2,400           157,200
Teradyne, Inc.*                                          1,100            95,700
Texas Instruments, Inc.                                  4,000           666,000
Xilinx, Inc.*                                            2,200           175,450
                                                                    ------------
                                                                       5,025,801
                                                                    ------------
Finance (2.94%)
Associates First Capital Corp. (Class A)                 8,400           166,950
Citigroup, Inc.                                         19,300           997,569
Kansas City Southern Industries, Inc.                      700            55,125
MBNA Corp.                                              10,500           238,875
Morgan Stanley Dean Witter & Co.                         4,600           324,013
                                                                    ------------
                                                                       1,782,532
                                                                    ------------
Food (0.39%)
Kellogg Co.                                              2,100            53,156
Quaker Oats Co.                                          3,400           183,388
                                                                    ------------
                                                                         236,544
                                                                    ------------
Insurance (2.23%)
American General Corp.                                   3,300           172,219
American International Group, Inc.                       3,700           327,219
AXA Financial, Inc.                                     11,500           344,281
Hartford Financial Services Group,  Inc. (The)           3,100            96,875
Hartford Life, Inc. (Class A)                            2,700            95,513
Marsh & McLennan Cos., Inc.                              1,400           108,325
Travelers Property Casualty Corp.  (Class A)             3,500           110,688
XL Capital Ltd. (Class A)                                2,400            97,050
                                                                    ------------
                                                                       1,352,170
                                                                    ------------
Machinery (0.39%)
Ingersoll-Rand Co.                                       6,100           233,706
                                                                    ------------
Media (2.02%)
CBS Corp.                                                7,200           428,850
Clear Channel Communications, Inc.*                      3,700           246,513
Infinity Broadcasting Corp. (Class A)*                   4,400           140,525
Time Warner, Inc.                                        4,800           410,400
                                                                    ------------
                                                                       1,226,288
                                                                    ------------
Medical (5.19%)
American Home Products Corp.                             4,100           178,350
Bristol-Myers Squibb Co.                                 9,600           545,400
Cardinal Health, Inc.                                    1,700            70,124
Johnson & Johnson                                        4,200           301,350
Lilly (Eli) & Co.                                        3,200           190,200
Merck & Co., Inc.                                       10,000           615,624
Pfizer, Inc.                                            10,900           350,163
Schering-Plough Corp.                                    9,500           331,313
Warner-Lambert Co.                                       6,600           564,712
                                                                    ------------
                                                                       3,147,236
                                                                    ------------
Metal (0.28%)
Illinois Tool Works, Inc.                                3,300           170,569
                                                                    ------------
Mortgage Banking (0.64%)
Fannie Mae                                               7,300           386,900
                                                                    ------------
Office (0.30%)
Pitney Bowes, Inc.                                       1,400            69,300
Reynolds & Reynolds Co. (The) (Class A)                  4,000           110,500
                                                                    ------------
                                                                         179,800
                                                                    ------------
Oil & Gas (4.05%)
Anadarko Petroleum Corp.                                 2,500            76,875
Atlantic Richfield Co.                                   7,200           511,200
BP Amoco PLC (American Depositary  Receipts),
(ADR) (United Kingdom)                                   2,400           112,800
Chevron Corp.                                            2,400           179,250
Conoco Inc. (Class A)*                                   2,700            51,806
Exxon Mobil Corp.                                       10,100           760,656
Kerr-McGee Corp.                                         3,500           156,625
Royal Dutch Petroleum Co. (ADR)  (Netherlands)           8,300           435,750
Texaco, Inc.                                               800            37,950
USX -- Marathon Group                                    6,100           131,913
                                                                    ------------
                                                                       2,454,825
                                                                    ------------
Paper & Paper Products (0.74%)
International Paper Co.                                  5,100           187,744
Kimberly-Clark Corp.                                     5,100           263,606
                                                                    ------------
                                                                         451,350
                                                                    ------------
Pollution Control (0.07%)
Allied Waste Industries, Inc.*                           7,300            41,063
                                                                    ------------
Retail (3.67%)
Gap, Inc. (The)                                          4,100           198,081
Home Depot, Inc. (The)                                   9,600           555,000
Lowe's Cos., Inc.                                        3,600           171,450
Outback Steakhouse, Inc.*                                4,300           112,338
Tandy Corp.                                              2,000            76,125
Target Corp.                                             2,900           171,100
TJX Cos., Inc.                                          10,600           168,938
Wal-Mart Stores, Inc.                                   15,900           774,131
                                                                    ------------
                                                                       2,227,163
                                                                    ------------
Soap & Cleaning Preparations (0.10%)
Procter & Gamble Co. (The)                                 700            61,600
                                                                    ------------
Steel (0.06%)
Ryerson Tull, Inc.                                       2,700            35,775
                                                                    ------------
Telecommunications (3.08%)
ADC Telecommunications, Inc.*                            2,400           107,700
AT&T Corp.                                               9,700           479,544
MCI WorldCom, Inc.*                                     12,500           557,813
Sprint Corp.                                             4,700           286,700
Sprint PCS*                                              5,700           294,975
Tellabs, Inc.*                                           2,900           139,200
                                                                    ------------
                                                                       1,865,932
                                                                    ------------
Tobacco (0.86%)
Philip Morris Cos., Inc.                                18,500           371,156
UST, Inc.                                                7,700           148,706
                                                                    ------------
                                                                         519,862
                                                                    ------------
Transportation (0.51%)
Alaska Air Group, Inc.*                                  2,900            76,850
Burlington Northern Santa Fe Corp.                       6,300           124,031
Northwest Airlines Corp.                                 2,000            34,500
Union Pacific Corp.                                      1,900            72,200
                                                                    ------------
                                                                         307,581
                                                                    ------------
Utilities (2.99%)
Ameren Corp.                                             2,700            81,000
BellSouth Corp.                                         11,100           452,325
Dominion Resources, Inc.                                 3,400           124,738
Edison International                                     9,800           257,863
Florida Progress Corp.                                   6,200           264,275
GTE Corp.                                                2,300           135,700
Reliant Energy, Inc.                                     6,300           129,544
SBC Communications, Inc.                                 9,700           368,600
                                                                    ------------
                                                                       1,814,045
                                                                    ------------
TOTAL COMMON STOCKS
(Cost $30,537,731)                                     (59.98%)       36,379,700
                                                       -------      ------------

                                                                    CREDIT
                                                       INTEREST     RATING**      PAR VALUE         MARKET
                                                         RATE     (UNAUDITED)   (000s OMITTED)       VALUE
                                                       --------    ---------    --------------   -----------
CORPORATE BONDS
Aerospace (0.66%)
Raytheon Co.,
Sr Note 11-01-03                                         5.700%     BBB-              $430          $398,799
                                                                                               -------------
Automobile/Trucks (0.71%)
Ford Motor Co.,
Bond 10-01-28                                            6.625      A+                 500           428,910
                                                                                               -------------
Banks -- Foreign (1.06%)
Popular, Inc.,
Med Term Note Ser 3 04-30-01                             6.200      A3                 650           641,459
                                                                                               -------------
Banks -- United States (3.54%)
AmSouth Bancorp.,
Sub Note 03-01-09                                        6.125      BBB+               800           738,200

Bank of America Corp.,
Jr Sub Note 02-15-10                                     7.800      A                   40            39,541

Capital One Bank,
Sr Note 10-30-01                                         7.080      BBB-               600           592,050

First Union Corp.,
Note 11-01-04                                            6.950      A                  320           311,306

PNC Funding Corp.,
Gtd Sub Note 09-01-03                                    6.125      BBB+               490           466,568
                                                                                               -------------
                                                                                                   2,147,665
                                                                                               -------------
Broker Services (1.31%)
Lehman Brothers Holdings, Inc.,
Note 10-01-02                                            6.500      A                  200           194,122
Note 01-15-05                                            7.780      A                  310           307,532

Salomon, Inc.,
Sr Note 02-01-04                                         7.200      A                  300           295,662
                                                                                               -------------
                                                                                                     797,316
                                                                                               -------------
Computers (0.48%)
Comdisco, Inc.,
Note 04-30-02                                            5.950      BBB+               300           289,098
                                                                                               -------------
Diversified Operations (0.61%)
Textron Financial Corp.,
Note 12-09-04                                            7.125      A-                 150           146,879

Tyco International Group S.A.,
Gtd Note (Luxembourg) 06-15-01                           6.125      A-                 230           226,095
                                                                                               -------------
                                                                                                     372,974
                                                                                               -------------
Finance (1.03%)
Finova Capital Corp.,
Note 11-08-04                                            7.250      A-                 300           295,875

Household Finance Corp.,
Note 05-01-04                                            6.000      A                  350           330,785
                                                                                               -------------
                                                                                                     626,660
                                                                                               -------------
Government -- Foreign (0.89%)
Province of Quebec,
Deb (Canada) 07-15-23                                    7.500      A+                 300           294,729
Note (Canada) 09-15-29                                   7.500      A+                 250           243,400
                                                                                               -------------
                                                                                                     538,129
                                                                                               -------------
Media (0.29%)
Cox Communications, Inc.,
Deb 08-01-28                                             6.800      BBB+               150           129,503

News America, Inc.,
Sr Deb 04-08-28                                          7.125      BBB-                50            43,167
                                                                                               -------------
                                                                                                     172,670
                                                                                               -------------
Mortgage Banking (5.41%)
AMRESCO Commercial Mortgage Funding I Corp.,
Mtg Pass Thru Ctf Ser 1997-C1 Class A3 06-17-29          7.190      AAA                348           354,193

Chase Commercial Mortgage Securities Corp.,
Commercial Pass Thru Ctf Ser 1997-1 Class A2
02-19-07                                                 7.370      AAA                140           143,612

Credit Suisse First Boston Mortgage Securities Corp.,
Commercial Mtg Pass Thru Ctf Ser 1997-C1 Class
A1C 04-20-07                                             7.240      AAA                580           583,247

Commercial Mtg Pass-Thru Ctf Ser 1999-C1 Class
A-1 01-15-08                                             6.910      AAA                251           244,616

EQCC Home Equity Loan Trust,
Pass Thru Ctf Ser 1999-2 Class A-2F 06-25-11             6.223      AAA                310           308,202

Green Tree Financial Corp.,
Pass Thru Ctf Ser 1996-8 Class A-6 10-15-27              7.600      AAA                190           189,939

Pass Thru Ctf Ser 1997-6 Class A-5 01-15-29              6.680      AAA                410           406,540

Merrill Lynch Mortgage Investors, Inc.,
Mtg Pass Thru Ctf Ser 1997-C1 Class A3 06-18-29          7.120      AAA                 90            91,098

Money Store Trust (The),
Pass Thru Ctf Ser 1996-B Class A-7 02-15-20              7.550      AAA                430           430,537

Mortgage Capital Funding, Inc.,
Commercial Mtg Pass Thru Ctf Ser 1996-MC2 Class
A1 12-21-26                                              6.758      AAA                 41            41,191

Residential Funding Mortgage Securities II, Inc.,
Home Loan Backed Notes Ser 1999-HI4 Class A-2
07-25-10                                                 6.780      AAA                320           320,400

Southern Pacific Secured Assets Corp.,
Pass Thru Ctf Ser 1998-1 Class A-2 02-25-18              6.270      AAA                171           169,716
                                                                                               -------------
                                                                                                   3,283,291
                                                                                               -------------
Oil & Gas (0.48%)
El Paso Energy Corp.,
Sr Note 07-15-01                                         6.625      BBB                100            96,000

Petroleum Geo-Services,
Sr Note (Norway) 03-30-28                                7.125      BBB                225           194,461
                                                                                               -------------
                                                                                                     290,461
                                                                                               -------------
Retail (0.25%)
Kroger Co. (The),
Sr Note 02-01-10                                         8.050      BBB-               150           150,915
                                                                                               -------------
Telecommunications (0.91%)
AT & T Corp.,
Note 03-15-29                                            6.500      AA-                 75            63,868

Sprint Capital Corp.,
Note 11-15-28                                            6.875      BBB+               290           253,524

WorldCom, Inc.,
Note 08-15-28                                            6.950      A-                 260           234,918
                                                                                               -------------
                                                                                                     552,310
                                                                                               -------------
Tobacco (0.13%)
Philip Morris Cos., Inc.,
Deb 10-15-03                                             8.250      A                   80            79,818
                                                                                               -------------
Transportation (0.69%)
Delta Air Lines, Inc.,
Deb 12-15-29 (R)                                         8.300      BBB-               340           317,407

Lockheed Martin Corp.,
Bond 12-01-29                                            8.500      BBB-               100            98,479
                                                                                               -------------
                                                                                                     415,886
                                                                                               -------------
Utilities (1.76%)
BellSouth Capital Funding,
Bond 02-15-30                                            7.875      AAA                170           177,689

Coastal Corp. (The),
Sr Note 09-15-02                                         8.125      BBB                300           303,282

K N Energy, Inc.,
Sr Note 11-30-01                                         6.450      BBB-               600           588,360
                                                                                               -------------
                                                                                                   1,069,331
                                                                                               -------------
TOTAL CORPORATE BONDS
(Cost $12,598,194)                                                                  (20.21%)      12,255,692
                                                                                    -------    -------------
U.S. GOVERNMENT AND AGENCIES SECURITIES
Government -- U.S. (1.96%)
United States Treasury,
Bond 02-15-02                                            5.250      AAA                250           216,015

Bond 05-15-30                                            6.250      AAA                960           974,700
                                                                                               -------------
                                                                                                   1,190,715
                                                                                               -------------
Government -- U.S. Agencies (16.33%)
Fannie Mae REMIC Trust,
Pass Thru Ctf Ser 1999-55 Class PA 06-18-13              7.000      AAA                666           660,737

Federal National Mortgage Assn.,
12 Yr Pass Thru Ctf 06-03-00***                          6.000      AAA              1,200         1,125,936

15 Yr Pass Thru Ctf 02-01-09***                          7.000      AAA                659           665,772

30 Yr Pass Thru Ctf 03-01-29***                          6.000      AAA              1,500         1,359,615

30 Yr Pass Thru Ctf 03-01-29***                          6.500      AAA              1,590         1,484,917

30 Yr Pass Thru Ctf 03-01-29***                          7.000      AAA              1,640         1,571,579

30 Yr Pass Thru Ctf 03-15-29***                          7.500      AAA              1,650         1,618,040

30 Yr Pass Thru Ctf 03-15-30***                          8.000      AAA              1,000         1,001,560

Government National Mortgage Assn.,
30 Yr Pass Thru Ctf 03-23-30                             6.000      AAA                420           413,306
                                                                                               -------------
                                                                                                   9,901,462
                                                                                               -------------
TOTAL U.S. GOVERNMENT AND AGENCIES SECURITIES
(Cost $11,056,689)                                                                 (18.29%)       11,092,177
                                                                                   -------     -------------

SHORT-TERM INVESTMENTS
Joint Repurchase Agreement (14.98%)
Investment in a joint repurchase
agreement transaction with Barclay's,
Inc. -- Dated 02-29-00, due 03-01-00
(Secured by U.S. Treasury Bonds, 7.50%
thru 10.00% due 05-15-10 thru
02-15-25, and U.S. Treasury Notes,
5.125% thru 6.25% due 07-31-00 thru
08-15-07) -- Note A                                      5.790                       9,082        9,082,000
                                                                                               ------------
Corporate Savings Account (0.00%)
Investors Bank & Trust Company
Daily Interest Savings Account
Current Rate 4.65%                                                                                      624
                                                                                               ------------
TOTAL SHORT-TERM INVESTMENTS                                                       (14.98%)       9,082,624
                                                                                 ---------     ------------
TOTAL INVESTMENTS                                                                 (113.46%)      68,810,193
                                                                                 ---------     ------------
OTHER ASSETS AND LIABILITIES, NET                                                  (13.46%)      (8,160,826)
                                                                                 ---------     ------------
TOTAL NET ASSETS                                                                  (100.00%)     $60,649,367
                                                                                 =========     ============

  * Non-income producing security.

 ** Credit ratings are rated by Moody's Investors Service or John
    Hancock Advisers, Inc. where Standard and Poor's ratings are not available.

*** These securities, having an aggregate value of $8,827,419 or 14.55% of the Fund's net assets, have been purchased on a when-issued basis.
    The purchase price and the interest rate of such securities are fixed at trade date, although the Fund does not earn any interest on such securities until settlement date. The Fund has instructed its Custodian
    Bank to segregate assets with a current value at least equal to the amount of its when-issued commitments. Accordingly, the market value of $9,003,967 of Repurchase Agreement, 5.790%, due 3-01-00, has been segregated to cover the when-issued commitments.

(R) This security is exempt from registration under rule 144A of the Securities Act of 1933. Such security may be resold, normally to qualified institutional buyers, in transactions exempt from registration. Rule 144A securities amounted to $317,407 or 0.52% of net assets as of February 29, 2000.

Parenthetical disclosure of a foreign country in the security description represents country of a foreign issuer; however, security is U.S. dollar denominated.

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

See notes to financial statements.





John Hancock Funds -- Institutional Series Trust -- Independence Diversified Core Equity Fund II

Schedule of Investments
February 29, 2000
----------------------------------------------------------------------------------------
The Schedule of Investments is a complete list of all securities owned by the Independence Diversified Core Equity Fund II on February 29,
2000. It's divided into two main categories: common stocks and short-term investments. Common stocks are further broken down by industry group. Short-term investments, which represent the Fund's
"cash" position, are listed last.

                                                             NUMBER OF           MARKET
ISSUER, DESCRIPTION                                             SHARES            VALUE
-------------------                                             ------            -----
COMMON STOCKS
Aerospace (1.82%)
General Dynamics Corp.                                          43,900       $1,898,675
Goodrich (B.F.) Co. (The)                                       43,300        1,036,494
United Technologies Corp.                                       94,200        4,798,312
                                                                           ------------
                                                                              7,733,481
                                                                           ------------
Automobile/Trucks (1.68%)
Borg-Warner Automotive, Inc.                                    35,900        1,148,800
Ford Motor Co.                                                  98,700        4,108,387
Lear Corp.*                                                     54,400        1,149,200
Meritor Automotive, Inc.                                        52,600          736,400
                                                                           ------------
                                                                              7,142,787
                                                                           ------------
Banks -- United States (3.66%)
Bank of America Corp.                                           98,000        4,514,125
Comerica, Inc.                                                  52,800        1,950,300
First Tennessee National Corp.                                  28,300          488,175
FleetBoston Financial Corp.                                     44,100        1,201,725
Mellon Financial Corp.                                         125,500        3,780,687
Wells Fargo Co.                                                111,000        3,669,937
                                                                           ------------
                                                                             15,604,949
                                                                           ------------
Beverages (1.32%)
Anheuser-Busch Cos., Inc.                                       87,500        5,610,937
                                                                           ------------
Building (1.16%)
Black & Decker Corp. (The)                                      63,300        2,084,944
Centex Corp.                                                    42,700          840,656
Danaher Corp.                                                   35,600        1,452,925
Georgia-Pacific Group                                           15,800          548,063
                                                                           ------------
                                                                              4,926,588
                                                                           ------------
Chemicals (0.40%)
Grace (W. R.) & Co.*                                            82,600          831,163
Solutia, Inc.                                                   62,100          857,756
                                                                           ------------
                                                                              1,688,919
                                                                           ------------
Computers (20.65%)
America Online, Inc.*                                           77,400        4,566,600
Cisco Systems, Inc.*                                           145,600       19,246,500
Citrix Systems, Inc.*                                            8,800          927,850
Compaq Computer Corp.                                           76,900        1,912,888
Computer Associates International, Inc.                         40,700        2,617,519
Dell Computer Corp.*                                            82,100        3,350,706
EMC Corp.*                                                      35,300        4,200,700
Hewlett-Packard Co.                                             45,700        6,146,650
International Business Machines Corp.                           89,300        9,108,600
Microsoft Corp.*                                               225,100       20,118,312
Network Appliance, Inc.*                                        11,100        2,095,125
Oracle Corp.*                                                  121,400        9,013,950
VERITAS Software Corp.*                                          5,400        1,068,525
Yahoo! Inc.*                                                    22,400        3,577,000
                                                                           ------------
                                                                             87,950,925
                                                                           ------------
Consumer Products Misc. (0.18%)
American Greetings Corp. (Class A)                              44,700          771,075
                                                                           ------------
Cosmetics & Personal Care (0.38%)
Avon Products, Inc.                                             40,600        1,098,738
Dial Corp. (The)                                                36,200          520,375
                                                                           ------------
                                                                              1,619,113
                                                                           ------------
Diversified Operations (4.18%)
Honeywell International, Inc.                                  126,900        6,107,063
Monsanto Co.                                                    81,700        3,170,981
Textron, Inc.                                                   50,600        3,086,600
Tyco International Ltd.                                        143,500        5,444,031
                                                                           ------------
                                                                             17,808,675
                                                                           ------------
Electronics (13.85%)
Altera Corp.*                                                   12,300          980,925
Analog Devices, Inc.*                                           12,400        1,946,800
General Electric Co.                                           148,500       19,629,844
Intel Corp.                                                    151,600       17,130,800
Maxim Intergrated Products, Inc.*                               33,300        2,224,856
Motorola, Inc.                                                  26,400        4,501,200
SCI Systems, Inc.*                                              18,400          740,600
Solectron Corp.*                                                17,900        1,172,450
Teradyne, Inc.*                                                 21,400        1,861,800
Texas Instruments, Inc.                                         34,600        5,760,900
Xilinx, Inc.*                                                   38,200        3,046,450
                                                                           ------------
                                                                             58,996,625
                                                                           ------------
Finance (6.37%)
Associates First Capital Corp. (Class A)                       114,582        2,277,317
Citigroup, Inc.                                                236,400       12,218,925
Fannie Mae                                                     108,700        5,761,100
Kansas City Southern Industries, Inc.                           22,200        1,748,250
MBNA Corp.                                                     119,300        2,714,075
Morgan Stanley Dean Witter & Co.                                34,200        2,408,962
                                                                           ------------
                                                                             27,128,629
                                                                           ------------
Food (1.03%)
ConAgra, Inc.                                                   40,200          658,275
Kellogg Co.                                                     39,100          989,719
Quaker Oats Co.                                                 51,000        2,750,812
                                                                           ------------
                                                                              4,398,806
                                                                           ------------
Insurance (3.32%)
American International Group, Inc.                              25,400        2,246,312
AXA Financial, Inc.                                            118,100        3,535,619
Hartford Financial Services Group,  Inc. (The)                  60,200        1,881,250
Hartford Life, Inc. (Class A)                                   43,500        1,538,813
Marsh & McLennan Cos., Inc.                                     36,400        2,816,450
Travelers Property Casualty Corp.  (Class A)                    46,600        1,473,725
XL Capital Ltd. (Class A) (Bermuda)                             15,600          630,825
                                                                           ------------
                                                                             14,122,994
                                                                           ------------
Machinery (0.59%)
Ingersoll-Rand Co.                                              65,700        2,517,131
                                                                           ------------
Media (3.43%)
AT&T Corp. -- Liberty Media Group                               14,000          731,500
CBS Corp.                                                       86,100        5,128,331
Clear Channel Communications, Inc.*                             45,200        3,011,450
Time Warner, Inc.                                               67,200        5,745,600
                                                                           ------------
                                                                             14,616,881
                                                                           ------------
Medical (8.73%)
Allergan, Inc.                                                  15,600          784,875
American Home Products Corp.                                    45,600        1,983,600
Bristol-Myers Squibb Co.                                        83,600        4,749,525
Cardinal Health, Inc.                                           41,100        1,695,375
Genentech, Inc.*                                                 6,300        1,215,113
Johnson & Johnson                                               24,400        1,750,700
Lilly (Eli) & Co.                                               59,600        3,542,475
Merck & Co., Inc.                                              119,200        7,338,250
Pfizer, Inc.                                                   153,300        4,924,762
Schering-Plough Corp.                                          103,900        3,623,512
Warner-Lambert Co.                                              65,300        5,587,231
                                                                           ------------
                                                                             37,195,418
                                                                           ------------
Metal (0.31%)
Illinois Tool Works, Inc.                                       25,212        1,303,145
                                                                           ------------
Office (0.30%)
Reynolds & Reynolds Co. (The) (Class A)                         46,200        1,276,275
                                                                           ------------
Oil & Gas (6.19%)
Atlantic Richfield Co.                                          78,400        5,566,400
Exxon Mobil Corp.                                              121,700        9,165,531
Kerr-McGee Corp.                                                28,200        1,261,950
Royal Dutch Petroleum Co. (Netherlands)                        149,300        7,838,250
Texaco, Inc.                                                    27,200        1,290,300
USX -- Marathon Group                                           57,000        1,232,625
                                                                           ------------
                                                                             26,355,056
                                                                           ------------
Paper & Paper Products (0.12%)
Smurfit-Stone Container Corp.*                                  36,700          500,038
                                                                           ------------
Retail (6.33%)
Circuit City Stores-Circuit City Group                          16,100          650,038
Gap, Inc. (The)                                                 35,900        1,734,419
Home Depot, Inc. (The)                                         113,600        6,567,500
Lowe's Cos., Inc.                                               44,100        2,100,263
Outback Steakhouse, Inc.*                                       38,000          992,750
Tandy Corp.                                                     25,800          982,013
Target Corp.                                                    55,100        3,250,900
TJX Cos., Inc.                                                 119,700        1,907,719
Wal-Mart Stores, Inc.                                          180,300        8,778,356
                                                                           ------------
                                                                             26,963,958
                                                                           ------------
Soap & Cleaning Preparations (0.24%)
Procter & Gamble Co. (The)                                      11,700        1,029,600
                                                                           ------------
Steel (0.10%)
Ryerson Tull, Inc.                                              33,400          442,550
                                                                           ------------
Telecommunications (5.40%)
AT&T Corp.                                                      51,200        2,531,200
Bell Atlantic Corp.                                             36,900        1,805,794
MCI WorldCom, Inc.*                                            159,100        7,099,837
Nortel Networks Corp. (Canada)                                  34,900        3,891,350
RF Micro Devices, Inc.*                                          8,200        1,134,163
Sprint Corp. (FON Group)                                        25,400        1,549,400
Sprint Corp. (PCS Group)*                                       67,000        3,467,250
Tellabs, Inc.*                                                  31,300        1,502,400
                                                                           ------------
                                                                             22,981,394
                                                                           ------------
Textile (0.14%)
WestPoint Stevens, Inc.*                                        34,700          576,888
                                                                           ------------
Tobacco (0.80%)
Philip Morris Cos., Inc.                                        97,600        1,958,100
UST, Inc.                                                       75,000        1,448,438
                                                                           ------------
                                                                              3,406,538
                                                                           ------------
Transportation (0.64%)
Airborne Freight Corp.                                          36,400          673,400
Alaska Air Group, Inc.*                                         37,700          999,050
UAL Corp.*                                                      21,800        1,062,750
                                                                           ------------
                                                                              2,735,200
                                                                           ------------
Utilities (5.91%)
Ameren Corp.                                                    64,500        1,935,000
BellSouth Corp.                                                150,900        6,149,175
Florida Progress Corp.                                          72,200        3,077,525
GTE Corp.                                                       67,100        3,958,900
PECO Energy Co.                                                 30,900        1,152,956
Reliant Energy, Inc.                                            57,200        1,176,175
SBC Communications, Inc.                                       149,000        5,662,000
Southern Co.                                                    93,400        2,072,313
                                                                           ------------
                                                                             25,184,044
                                                                           ------------
TOTAL COMMON STOCKS
(Cost $330,538,049)                                            (99.23%)     422,588,619
                                                               -------    -------------

                                              INTEREST        PAR VALUE
                                                  RATE   (000s OMITTED)
                                             ---------   --------------
SHORT-TERM INVESTMENTS
Joint Repurchase Agreement (0.04%)
Investment in a joint repurchase
agreement transaction with  Barclay's,
Inc. -- Dated 02-29-00, due 03-01-00
(Secured by U.S. Treasury Bonds,
7.50% thru 10.00% due 05-15-10 thru
02-15-25, and U.S. Treasury  Notes,
5.125% thru 6.25% due 07-31-00 thru
08-15-07) -- Note A                               5.79%           $185         $185,000
                                                                           ------------
Corporate Savings Account (0.03%)
Investors Bank & Trust Company
Daily Interest Savings Account Current
Rate 4.65%                                                                      136,201
                                                                           ------------
TOTAL SHORT-TERM INVESTMENTS                                    (0.07%)         321,201
                                                             ---------     ------------
TOTAL INVESTMENTS                                              (99.30%)     422,909,820
                                                             ---------     ------------
OTHER ASSETS AND LIABILITIES, NET                               (0.70%)       2,966,177
                                                             ---------     ------------
TOTAL NET ASSETS                                              (100.00%)    $425,875,997
                                                             =========     ============

* Non-income producing security.

Parenthetical disclosure of a foreign country in the security description represents country of a foreign issuer; however, security is U.S. dollar denominated.

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

See notes to financial statements.





John Hancock Funds -- Institutional Series Trust -- Independence Medium Capitalization Fund

Schedule of Investments
February 29, 2000
----------------------------------------------------------------------------------------------------
The Schedule of Investments is a complete list of all securities owned by the Independence Medium Capitalization Fund on February 29, 2000. It
is divided into two main categories: common stocks and short-term investments. Common stocks are further broken down by industry groups.
Short-term investments, which represent the Fund's "cash" position, are listed last.

                                                             NUMBER OF           MARKET
ISSUER, DESCRIPTION                                             SHARES            VALUE
-------------------                                       ------------     ------------
COMMON STOCKS
Advertising (1.79%)
Lamar Advertising Co.*                                             900          $39,206
Omnicom Group, Inc.                                              1,100          103,606
WPP Group Plc, American Depositary Receipts (ADR)
(United Kingdom)                                                   800           79,200
                                                                           ------------
                                                                                222,012
                                                                           ------------
Aerospace (1.59%)
Cordant Technologies, Inc.                                       1,800           58,275
General Dynamics Corp.                                           1,900           82,175
Goodrich (B.F.) Co. (The)                                        2,400           57,450
                                                                           ------------
                                                                                197,900
                                                                           ------------
Automobile/Trucks (1.13%)
Borg-Warner Automotive, Inc.                                       900           28,800
Dana Corp.                                                       1,300           27,706
Lear Corp.*                                                      1,400           29,575
Meritor Automotive, Inc.                                         2,100           29,400
Ryder System, Inc.                                               1,300           24,213
                                                                           ------------
                                                                                139,694
                                                                           ------------
Banks -- United States (3.65%)
AmSouth Bancorporation                                           3,300           47,850
Comerica, Inc.                                                   3,000          110,812
Fifth Third Bancorp                                              1,500           78,094
First Tennessee National Corp.                                   2,000           34,500
Firstar Corp.                                                    1,464           26,072
Marshall & Ilsley Corp.                                          1,900           87,281
Mellon Financial Corp.                                           2,300           69,288
                                                                           ------------
                                                                                453,897
                                                                           ------------
Beverages (0.29%)
Whitman Corp.                                                    2,900           36,250
                                                                           ------------
Building (2.25%)
Black & Decker Corp. (The)                                       2,500           82,344
Centex Corp.                                                     1,600           31,500
Danaher Corp.                                                    1,600           65,300
Ryland Group, Inc.                                               2,300           40,825
Webb (Del E.) Corp.                                              1,000           15,000
Willamette Industries, Inc.                                      1,300           44,119
                                                                           ------------
                                                                                279,088
                                                                           ------------
Business Services -- Misc. (1.46%)
Convergys Corp.*                                                 4,700          180,950
                                                                           ------------
Chemicals (0.72%)
Grace (W.R.) & Co.*                                              2,000           20,125
Lubrizol Corp.                                                   1,200           29,775
Solutia, Inc.                                                    2,900           40,056
                                                                           ------------
                                                                                 89,956
                                                                           ------------
Computers (16.02%)
Citrix Systems, Inc.*                                              800           84,350
Computer Associates International, Inc.                          1,300           83,606
DST Systems, Inc.*                                               1,300           72,962
Electronic Arts, Inc.*                                             800           80,000
Fiserv, Inc.*                                                    2,500           68,125
Intuit, Inc.*                                                    3,500          183,750
Network Appliance, Inc.*                                           500           94,375
Rational Software Corp.*                                         2,300          163,588
Siebel Systems, Inc.*                                            2,700          374,456
SunGard Data Systems, Inc.*                                      2,400           72,000
VERITAS Software Corp.*                                          3,600          712,350
                                                                           ------------
                                                                              1,989,562
                                                                           ------------
Consumer Products Misc. (0.28%)
American Greetings Corp. (Class A)                               2,000           34,500
                                                                           ------------
Cosmetics & Personal Care (0.51%)
Avon Products, Inc.                                                800           21,650
Dial Corp. (The)                                                 2,900           41,688
                                                                           ------------
                                                                                 63,338
                                                                           ------------
Diversified Operations (0.96%)
Honeywell International, Inc.                                      600           28,875
Monsanto Co.                                                       600           23,288
Textron, Inc.                                                    1,100           67,100
                                                                           ------------
                                                                                119,263
                                                                           ------------
Electronics (18.08%)
Altera Corp.*                                                    3,500          279,125
Analog Devices, Inc.*                                              500           78,500
Applied Micro Circuits Corp.*                                      300           82,519
Atmel Corp.*                                                     3,100          153,450
JDS Uniphase Corp.*                                                100           26,362
Jabil Circuit, Inc.*                                             1,600          111,100
Lam Research Corp.*                                                300           46,838
Linear Technology Corp.                                          1,900          199,381
Maxim Intergrated Products, Inc.*                                3,800          253,888
Novellus Systems, Inc.*                                          1,800          106,762
SCI Systems, Inc.*                                               3,600          144,900
Sanmina Corp.*                                                     900          105,356
Teradyne, Inc.*                                                    900           78,300
Vishay Intertechnology, Inc.*                                    2,200           94,600
Vitesse Semiconductor Corp.*                                     2,700          280,294
Waters Corp.*                                                    1,600          156,900
Xilinx, Inc.*                                                      600           47,850
                                                                           ------------
                                                                              2,246,125
                                                                           ------------
Finance (3.26%)
Associates First Capital Corp. (Class A)                         1,400           27,825
Charter One Financial, Inc.                                      5,400           85,050
E*TRADE Group, Inc.*                                             4,000           98,500
Kansas City Southern Industries, Inc.*                           1,000           78,750
MBNA Corp.                                                       2,900           65,975
Washington Mutual, Inc.                                          2,200           48,675
                                                                           ------------
                                                                                404,775
                                                                           ------------
Food (0.71%)
Quaker Oats Co.                                                  1,100           59,331
Universal Foods Corp.                                            1,600           28,900
                                                                           ------------
                                                                                 88,231
                                                                           ------------
Furniture (0.39%)
Leggett & Platt, Inc.                                            2,900           48,756
                                                                           ------------
Insurance (4.19%)
AXA Financial, Inc.                                              4,100          122,744
Hartford Financial Services Group,  Inc. (The)                   1,900           59,375
Hartford Life, Inc. (Class A)                                    1,000           35,375
Lincoln National Corp.                                           2,000           55,625
Marsh & McLennan Cos., Inc.                                        800           61,900
PartnerRe Ltd. (Bermuda)                                         1,900           58,900
Travelers Property Casualty Corp.  (Class A)                     2,600           82,225
XL Capital Ltd. (Class A)                                        1,100           44,481
                                                                           ------------
                                                                                520,625
                                                                           ------------
Machinery (0.89%)
Ingersoll-Rand Co.                                               2,000           76,625
Pentair, Inc.                                                    1,000           34,375
                                                                           ------------
                                                                                111,000
                                                                           ------------
Media (4.03%)
Clear Channel Communications, Inc.*                              1,400           93,275
Hispanic Broadcasting Corp.*                                     1,000           93,438
Knight-Ridder, Inc.                                                800           37,500
Univision Communications, Inc.  (Class A)*                       1,600          163,000
Westwood One, Inc.*                                              1,700          113,581
                                                                           ------------
                                                                                500,794
                                                                           ------------
Medical (6.21%)
Allergan, Inc.                                                     800           40,250
ALZA Corp.*                                                        400           14,675
Bausch & Lomb, Inc.                                                600           31,650
Biogen, Inc.*                                                    1,600          172,700
Cardinal Health, Inc.                                            1,200           49,500
Forest Laboratories, Inc.*                                       2,800          191,275
Genentech, Inc.*                                                   500           96,438
Pall Corp.                                                       1,200           23,700
Pharmacia & Upjohn, Inc.                                           700           33,337
Tenet Healthcare Corp.*                                          1,200           21,000
United HealthCare Corp.                                            400           20,450
VISX, Inc.*                                                      1,300           22,019
Wellpoint Health Networks, Inc.*                                   800           54,000
                                                                           ------------
                                                                                770,994
                                                                           ------------
Metal (0.50%)
Illinois Tool Works, Inc.                                        1,200           62,025
                                                                           ------------
Office (1.65%)
Avery Dennison Corp.                                             1,000           60,687
Pitney Bowes, Inc.                                                 800           39,600
Reynolds & Reynolds Co. (The) (Class A)                          3,800          104,975
                                                                           ------------
                                                                                205,262
                                                                           ------------
Oil & Gas (6.96%)
Amerada Hess Corp.                                               1,800           91,013
Anadarko Petroleum Corp.                                         4,200          129,150
Apache Corp.                                                     2,200           80,300
Atlantic Richfield Co.                                           1,500          106,500
Conoco Inc. (Class A)                                            5,900          113,206
El Paso Energy Corp.                                             2,100           77,831
Imperial Oil Ltd. (Canada)                                       3,100           58,319
Kerr-McGee Corp.                                                 1,700           76,075
Phillips Petroleum Co.                                           2,200           84,150
USX -- Marathon Group                                            2,200           47,575
                                                                           ------------
                                                                                864,119
                                                                           ------------
Paper & Paper Products (0.92%)
Boise Cascade Corp.                                              1,700           50,681
Bowater, Inc.                                                      600           29,512
Smurfit-Stone Container Corp.*                                   2,500           34,063
                                                                           ------------
                                                                                114,256
                                                                           ------------
Pollution Control (0.20%)
Allied Waste Industries, Inc.*                                   4,500           25,312
                                                                           ------------
Printing -- Commercial (0.29%)
Donnelley (R.R.) & Sons Co.                                      1,900           36,337
                                                                           ------------
Retail (6.59%)
Brinker International, Inc.*                                     4,600          100,050
Circuit City Stores-Circuit City Group                             600           24,225
Darden Restaurants, Inc.                                         2,200           29,012
Family Dollar Stores, Inc.                                       4,500           78,188
Land's End, Inc.*                                                  900           29,869
Lowe's Cos., Inc.                                                1,200           57,150
Outback Steakhouse, Inc.*                                        2,900           75,762
Starbucks Corp.*                                                 2,600           91,325
SYSCO Corp.                                                        900           29,531
Tandy Corp.                                                      1,000           38,063
Target Corp.                                                       800           47,200
Tiffany & Co.                                                    1,100           70,606
TJX Cos., Inc.                                                   4,000           63,750
Wendy's International, Inc.                                      1,800           28,350
Williams-Sonoma, Inc.*                                           1,800           55,688
                                                                           ------------
                                                                                818,769
                                                                           ------------
Steel (0.27%)
AK Steel Holding Corp.                                           1,900           15,794
Ryerson Tull, Inc.                                               1,300           17,225
                                                                           ------------
                                                                                 33,019
                                                                           ------------
Telecommunications (2.38%)
ADC Telecommunications, Inc.*                                    1,800           80,775
Comverse Technology, Inc.*                                         500           98,437
RF Micro Devices, Inc.*                                            600           82,988
Tellabs, Inc.*                                                     700           33,600
                                                                           ------------
                                                                                295,800
                                                                           ------------
Textile (0.66%)
Jones Apparel Group, Inc.*                                       1,400           31,675
WestPoint Stevens, Inc.                                          3,000           49,875
                                                                           ------------
                                                                                 81,550
                                                                           ------------
Tobacco (1.25%)
Universal Corp.                                                  5,100           83,513
UST, Inc.                                                        3,700           71,456
                                                                           ------------
                                                                                154,969
                                                                           ------------
Transportation (2.04%)
Airborne Freight Corp.                                           2,100           38,850
Alaska Air Group, Inc.*                                          1,100           29,150
CNF Transportation, Inc.                                         2,700           86,569
UAL Corp.*                                                         400           19,500
Union Pacific Corp.                                              2,100           79,800
                                                                           ------------
                                                                                253,869
                                                                           ------------
Utilities (6.11%)
AES Corp. (The)*                                                   400           33,525
Ameren Corp.                                                     1,600           48,000
Edison International                                             1,300           34,206
Florida Progress Corp.                                           1,600           68,200
LG&E Energy Corp.                                                3,300           73,219
Montana Power Co.                                                2,500           98,437
Northeast Utilities                                              1,200           22,575
OGE Energy Corp.                                                 2,800           48,125
PECO Energy Co.                                                  1,900           70,894
Pinnacle West Capital Corp.                                      1,700           46,963
Reliant Energy, Inc.                                             2,800           57,575
Sempra Energy                                                    2,900           52,200
Telephone and Data Systems, Inc.                                 1,000          105,500
                                                                           ------------
                                                                                759,419
                                                                           ------------
TOTAL COMMON STOCKS
(Cost $10,697,128)                                             (98.23%)      12,202,416
                                                               -------     ------------

                                              INTEREST        PAR VALUE
                                                  RATE   (000s OMITTED)
                                             ---------   --------------
SHORT-TERM INVESTMENTS
Joint Repurchase Agreement (1.16%)
Investment in a joint repurchase
agreement transaction with  Barclay's,
Inc. -- Dated 02-29-00, due 03-01-00
(Secured by U.S.  Treasury Bonds,
7.50% thru 10.00% due 05-15-10 thru
02-15-25, and U.S. Treasury  Notes,
5.125% thru 6.25%  due 07-31-00 thru
08-15-07) -- Note A                               5.79%           $144          $144,000
                                                                            ------------
Corporate Savings Account (0.00%)
Investors Bank & Trust Company
Daily Interest Savings Account Current
Rate 4.65%                                                                           276
                                                                            ------------
TOTAL SHORT-TERM INVESTMENTS                                     (1.16%)         144,276
                                                              ---------     ------------
TOTAL INVESTMENTS                                               (99.39%)      12,346,692
                                                              ---------     ------------
OTHER ASSETS AND LIABILITIES, NET                                (0.61%)          75,133
                                                              ---------     ------------
TOTAL NET ASSETS                                               (100.00%)     $12,421,825
                                                              =========     ============

* Non-income producing security.

Parenthetical disclosure of a foreign country in the security description represents country of foreign issuer; however, security is U.S. dollar denominated.

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

See notes to financial statements.




NOTES TO FINANCIAL STATEMENTS

John Hancock Funds -- Institutional Series Trust

NOTE A --
ACCOUNTING POLICIES

John Hancock Independence Balanced Fund ("Independence Balanced Fund"), John Hancock Independence Diversified Core Equity Fund II ("Independence Diversified Core Equity Fund II") and John Hancock Independence Medium Capitalization Fund ("Independence Medium Capitalization Fund") (each, a "Fund" and collectively, the "Funds"), are separate portfolios of John Hancock Institutional Series Trust (the "Trust"), an open-end management investment company registered under the Investment Company Act of 1940. The Trust, organized as a Massachusetts business trust in 1994, consists of eleven series portfolios: the Funds, John Hancock Active Bond Fund, John Hancock Small Capitalization Value Fund, John Hancock Dividend Performers Fund, John Hancock Medium Capitalization Growth Fund, John Hancock Small Capitalization Growth Fund, John Hancock International Equity Fund, John Hancock Core Growth Fund and John Hancock Core Value Fund. The other eight series of the Trust are reported in separate financial statements. Prior to July 1, 1999, John Hancock Medium Capitalization Growth Fund was known as John Hancock Multi-Sector Growth Fund, John Hancock Core Growth Fund was known as John Hancock Independence Growth Fund and John Hancock Core Value Fund was known as John Hancock Independence Value Fund. Effective October 1, 1999, the Board of Trustees authorized the existing shares of Independence Diversified Core Equity Fund II to be designated Class I shares and the issuance of Class P shares, which will become available for sale to individual investors at a later time. The investment objective of Independence Balanced Fund and Independence Diversified Core Equity Fund II is to seek above average total return consisting of capital appreciation and income. The investment objective of Independence Medium Capitalization Fund is to seek above average total return. Each Funds' class of shares has equal rights as to voting, redemption, dividends and liquidation within their respective Fund. The Trustees may authorize the creation of additional portfolios from time to time to satisfy various investment objectives.

Significant accounting policies of the Funds are as follows:

VALUATION OF INVESTMENTS Securities in the Funds' portfolios are valued on the basis of market quotations, valuations provided by independent pricing services or at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments maturing within 60 days are valued at amortized cost, which approximates market value. All portfolio transactions initially expressed in terms of foreign currencies have been translated into U.S. dollars as described in "Foreign Currency Translation."

JOINT REPURCHASE AGREEMENT Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Funds, along with other registered investment companies having a management contract with John Hancock Advisers, Inc. (the "Adviser"), a wholly owned subsidiary of The Berkeley Financial Group, Inc., may participate in a joint repurchase agreement transaction. Aggregate cash balances are invested in one or more large repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Funds' custodian bank receives delivery of the underlying securities for the joint account on the Funds' behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

INVESTMENT TRANSACTIONS Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis.
Capital gains realized on some foreign securities are subject to foreign taxes and are accrued, as applicable.

FEDERAL INCOME TAXES The Funds' policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of their taxable income, including net realized gain on investments, to their shareholders. Therefore, no federal income tax provisions are required.

DIVIDENDS, DISTRIBUTIONS AND INTEREST Dividend income on investment securities is recorded on the ex-dividend date or, in the case of some foreign securities, on the date thereafter when the Funds identify the dividend. Interest income on investment securities is recorded on the accrual basis. Foreign income may be subject to foreign withholding taxes, which are accrued as applicable.

The Funds record all dividends and distributions to shareholders from net investment income and realized gains on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles.

DISCOUNT ON SECURITIES The Funds accrete discount from par value on securities from either the date of issue or the date of purchase over the life of the security, as required by the Internal Revenue Code.

EXPENSES The majority of the expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund will be allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

ORGANIZATION EXPENSE Expenses incurred in connection with the organization of the Funds have been capitalized and are being charged to the Funds' operations ratably over a five-year period that began with the commencement of the investment operations of the Funds.

USE OF ESTIMATES The preparation of these financial statements in accordance with generally accepted accounting principles incorporates estimates made by management in determining the reported amount of assets, liabilities, revenues and expenses of the Funds. Actual results could differ from these estimates.

BANK BORROWINGS The Funds are permitted to have bank borrowings for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Funds have entered into a syndicated line of credit agreement with various banks. This agreement enables the Funds to participate with other funds managed by the Adviser in an unsecured line of credit with banks which permit borrowings up to $500 million, collectively. Interest is charged to each fund, based on its borrowing. In addition, a commitment fee is charged based on the average daily unused portion of the line of credit and is allocated among the participating funds. The maximum loan balance outstanding for Independence Diversified Core Equity Fund II during the year was $12,830,000. The annualized interest rate charged during the year ranged from 4.50% to 6.44%. At February 29, 2000, there was no outstanding loan balance for the Independence Diversified Core Equity Fund II. The other Funds had no borrowing activity for the year ended February 29, 2000.

SECURITIES LENDING The Funds may lend their securities to certain qualified brokers who pay the Funds negotiated lender fees. These fees are included in interest income. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. As with other extensions of credit, the Funds may bear the risk of delay in recovery of the loaned securities or even loss of rights in the collateral should the borrower of the securities fail financially. At February 29, 2000, there were no outstanding security loans.

FOREIGN CURRENCY TRANSLATION All assets and liabilities initially expressed in terms of foreign currencies are translated into U.S. dollars based on London currency exchange quotations as of 5:00 P.M., London time, on the date of any determination of the net asset value of the Funds. Transactions affecting statement of operations accounts and net realized gain/(loss) on investments are translated at the rates prevailing at the dates of the transactions.

The Funds do not isolate those portions of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Funds' books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate.

NOTE B --
MANAGEMENT FEE AND
TRANSACTIONS WITH AFFILIATES AND OTHERS

Under the present investment management contract, the Funds pay a monthly management fee to the Adviser, for a continuous investment program equivalent, on an annual basis, as follows:

FUND                    RATE
----                    ----
Independence            0.70% of average daily net assets up to $500 million
Balanced Fund           0.65% of such assets in excess of $500 million

Independence
Diversified Core        0.50% of average daily net assets up to $1 billion
Equity Fund II          0.45% of such assets in excess of $1 billion

Independence Medium     0.80% of average daily net assets up to $500 million
Capitalization Fund     0.75% of such assets in excess of $500 million


The Adviser is responsible for managing the Funds' investment business affairs and overseeing the investment activities of Independence Investment Associates, Inc. (the "Sub-Adviser"). The Adviser has a sub-investment management contract with the Sub-Adviser, under which the Sub-Adviser, subject to the review of the Trustees and the overall supervision of the Adviser, provides the Funds with investment services and advice with respect to investment transactions. The Adviser pays the Sub-Adviser a portion of its advisory fee quarterly from each Fund as follows:

FUND                    RATE
----                    ----
Independence            60% of the advisory fee payable on the Fund's
Balanced Fund           average daily net assets

Independence
Diversified             80% of the advisory fee payable on the Fund's
Core Equity Fund II     average daily net assets

Independence Medium     55% of the advisory fee payable on the Fund's
Capitalization Fund     average daily net assets


Effective July 1, 1995, the Sub-Adviser has waived its fees until further notice on Independence Medium Capitalization Fund.

The Adviser has agreed to limit the Funds' expenses further to the extent required to prevent expenses from exceeding: 0.90% of Independence Balanced Fund's average daily net assets, 0.70% of Independence Diversified Core Equity Fund II's average daily net assets and 1.00% of Independence Medium Capitalization Fund's average daily net assets. Accordingly, for the year ended February 29, 2000, the reduction in the Funds' expenses collectively with any additional amounts not borne by the Funds by virtue of the expense limit amounted to $48,421 for Independence Balanced Fund, none for Independence Diversified Core Equity Fund II and $58,763 for Independence Medium Capitalization Fund. The Adviser reserves the right to terminate this limitation in the future.

The Funds have a distribution agreement with John Hancock Funds, Inc. ("JH Funds"), a wholly owned subsidiary of the Adviser. For the year ended February 29, 2000, all sales of shares of beneficial interest were sold at net asset value. The Funds pay all expenses of printing prospectuses and other sales literature, all fees and expenses in connection with qualification as a dealer in various states, and all other expenses in connection with the sale and offering for sale of the shares of the Funds which have not been herein specifically allocated to the Trust.

The Funds have a transfer agent agreement with John Hancock Signature Services, Inc. ("Signature Services"), an indirect wholly owned subsidiary of John Hancock Life Insurance Company. The Funds pay
Signature Services a monthly transfer agent fee equivalent, on an annual basis, to 0.05% of the Funds' average daily net asset value, plus certain out-of-pocket expenses.

The Funds have an agreement with the Adviser to perform necessary tax, accounting and legal services for the Funds. The compensation for the period was at an annual rate of less than 0.02% of the average net assets of the Funds.

Mr. Stephen L. Brown, Ms. Maureen R. Ford, Ms. Anne C. Hodsdon and Mr. Richard S. Scipione are directors and officers of the Adviser, and/or its affiliates, as well as Trustees of the Funds. The compensation of unaffiliated Trustees is borne by the Funds. The unaffiliated Trustees may elect to defer, for tax purposes, their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Funds make investments into other John Hancock funds, as applicable, to cover their liabilities for the deferred compensation. Investments to cover the Funds' deferred compensation liability are recorded on the Funds' books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investment as well as any unrealized gains or losses. The investment had no impact on the operations of the Funds.

NOTE C --
INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales of securities, excluding short term obligations, for the year ended February 29, 2000, were as follows:

                          PURCHASES          PROCEEDS
                       ---------------   ---------------
Independence
Balanced Fund

  U.S. Government
  Securities            $149,497,387      $148,540,174

  Other Investments       46,010,268        69,503,280

Independence
Diversified Core
Equity Fund II           364,946,642       504,321,564

Independence Medium
Capitalization
Fund                      13,854,947        16,246,710


At February 29, 2000, the cost (excluding the corporate savings account) and gross unrealized appreciation and depreciation in value of investments owned by the Funds, as computed on a federal income tax basis, were as follows:

                         AGGREGATE     GROSS UNREALIZED  GROSS UNREALIZED   NET UNREALIZED
                           COST          APPRECIATION      DEPRECIATION      APPRECIATION
                     ---------------   ---------------   ---------------   ---------------
Independence
Balanced
Fund                     $63,394,169        $8,956,890       ($3,541,490)       $5,415,400

Independence
Diversified
Core Equity
Fund II                  330,928,357       127,048,693       (35,203,431)       91,845,262

Independence
Medium
Capitalization
Fund                      10,862,132         3,005,530        (1,521,246)        1,484,284


NOTE D --
RECLASSIFICATION OF CAPITAL ACCOUNTS

During the year ended February 29, 2000, reclassifications have been made in each Fund's capital accounts which represent the cumulative amount necessary to report these balances on a tax basis, excluding certain temporary differences, as of February 29, 2000. Additional adjustments may be needed in subsequent reporting periods. These reclassifications, which have no impact on the net asset value of the Funds, are primarily attributable to the treatment of certain differences in the computation of distributable income and capital gains under federal tax rules versus generally accepted accounting principles. The calculation of net investment income per share in the financial highlights excludes these adjustments.

                                         UNDISTRIBUTED       ACCUMULATED
                             CAPITAL    NET INVESTMENT      NET REALIZED
                             PAID-IN            INCOME              GAIN
                     ---------------   ---------------   ---------------
Independence
Balanced
Fund                           ($777)             $510              $267

Independence
Diversified
Core Equity
Fund II                       (2,694)              931             1,763

Independence
Medium
Capitalization
Fund                            (337)              304                33




INDEPENDENT AUDITORS' REPORT

To the Shareholders and Board of Trustees of John Hancock Institutional Series Trust:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of John Hancock Institutional Series Trust (comprising, respectively, John Hancock Independence Balanced Fund, John Hancock Independence Diversified Core Equity Fund II and John Hancock Independence Medium Capitalization Fund) (the "Funds") as of February 29, 2000, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended, and the period from the commencement of operations to February 29, 1996. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at February 29, 2000 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds constituting John Hancock Institutional Series Trust at February 29, 2000, the results of their operations, the changes in their net assets, and their financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
March 31, 2000


TAX INFORMATION NOTICE (UNAUDITED)

For federal income tax purposes, the following information is furnished with respect to the taxable distributions of the Funds for the fiscal year ended February 29, 2000.

The Funds designated the following as long-term capital gain dividends during the fiscal year ended February 29, 2000.

Additionally, the following dividend distributions qualify for the dividends received deduction available to corporations.

                                                        LONG-TERM   DIVIDENDS
                                                          CAPITAL    RECEIVED
                                                 GAINS DESIGNATED   DEDUCTION
                                                 ----------------  ----------
Independence Balanced Fund                             $2,420,696       22.40%
Independence Diversified Core Equity Fund II           40,766,942       45.13
Independence Medium Capitalization Fund                   873,774       26.93




[A 1/2" x 1/2" John Hancock Funds logo in upper left hand corner of the page. A box sectioned in quadrants with a triangle in upper left, a circle in upper right, a cube in lower left and a diamond in lower right. A tag line below reads "A Global Investment Management Firm."]

101 Huntington Avenue, Boston, MA 02199-7603
1-800-755-4371  1-800-554-6713 (TDD)
Internet: www.jhfunds.com

Bulk Rate
U.S. Postage
PAID
Randolph, MA
Permit No. 75

This report is for the information of shareholders of the John Hancock Institutional Series Trust. It may be used as sales literature when preceded or accompanied by the current prospectus, which details charges, investment objectives and operating policies.

[A recycled logo in lower left hand corner with caption "Printed on Recycled Paper."]

KI00A   2/00
        4/00






The latest report from your
Fund's management team

ANNUAL REPORT

Core Growth Fund

FEBRUARY 29, 2000

[A 7/16" x 7/16" John Hancock Funds logo at the bottom of the page. A box sectioned in quadrants with a triangle in upper left, a circle in upper right, a cube in lower left and a diamond in lower right. A tag line below reads "A Global Investment Management Firm."]



TRUSTEES
Stephen L. Brown
James F. Carlin*
William H. Cunningham
Ronald R. Dion*
Maureen R. Ford
Anne C. Hodsdon
Charles L. Ladner
Steven R. Pruchansky*
Richard S. Scipione
Lt. Gen. Norman H. Smith, USMC (Ret.)
John P. Toolan
* Members of Audit Committee


OFFICERS
Stephen L. Brown
Chairman
Maureen R. Ford
Vice Chairman and Chief Executive Officer
Anne C. Hodsdon
President, Chief Operating Officer
and Chief Investment Officer
Osbert M. Hood
Executive Vice President and
Chief Financial Officer
Susan S. Newton
Vice President and Secretary
James J. Stokowski
Vice President and Treasurer
Thomas H. Connors
Vice President and Compliance Officer

CUSTODIAN
Investors Bank & Trust Company
200 Clarendon Street
Boston, MA 02116


TRANSFER AGENT
John Hancock Signature Services, Inc.
1 John Hancock Way, Suite 1000
Boston, MA 02217-1000


INVESTMENT ADVISER
John Hancock Advisers, Inc.
101 Huntington Avenue
Boston, MA 02199-7603

INVESTMENT SUBADVISER
Independence Investment Associates, Inc.
53 State Street
Boston, MA 02109

PRINCIPAL DISTRIBUTOR
John Hancock Funds, Inc.
101 Huntington Avenue
Boston, MA 02199-7603

LEGAL COUNSEL
Hale and Dorr LLP
60 State Street
Boston, MA 02109-1803

INDEPENDENT AUDITORS
Deloitte & Touche LLP
200 Berkeley Street
Boston, MA 02116



CEO CORNER

[A 1" x 1" photo of Maureen R. Ford, Vice Chairman and Chief Executive Officer, flush right next to second paragraph.]

DEAR FELLOW SHAREHOLDERS:

Over the last 12 months, the market's advances were restricted to an increasingly select group of stocks -- primarily in the technology and communications areas. Even those gains were accompanied by tremendous levels of daily volatility. But many other stocks, including the household blue-chip names, fell to new 52-week lows in response to a tough combination of investor apathy, rising interest rates and earnings concerns.

In this same period, bonds struggled through one of their worst years in more than two decades, as the strength of the U.S. economy and the rebound of many others around the world provoked inflation fears. Though their longer-term outlook looks brighter, in many instances bond mutual fund investors have actually lost a little ground or made only slight advances lately.

While we expect the market to broaden eventually, we also expect more volatility. More than ever, this type of environment calls for investment diversification. Since not all parts of your portfolio will perform equally well all the time, we believe it is important to allocate your assets among different types of investments and funds that target a variety of market segments. This strategy, executed under the guidance of a seasoned investment professional, could provide you with a better chance of both realizing results and weathering the market's changing conditions.

The market's disappointingly narrow focus has created a widening gap in investment performance. Keep that in mind as you read the report from your fund's portfolio management team on the following pages. It's all too easy to get caught up in the headlines and miss what lies underneath.

Sincerely,

/S/ MAUREEN R. FORD

MAUREEN R. FORD, VICE CHAIRMAN AND CHIEF EXECUTIVE OFFICER



BY COREEN KRAYSLER FOR THE PORTFOLIO MANAGEMENT TEAM

[A 3" x 2" photo at bottom right side of page of John Hancock Core Growth Fund. Caption below reads "Fund management team members (l-r):
Paul McManus, John Montgomery and Coreen Kraysler."]

John Hancock Core Growth Fund

Technology stocks drive market's gains during volatile year

As interest rates climbed higher this past year, the stock market took most investors on a bumpy ride. Last spring began with signs of strong economic growth at home and improving growth abroad. The market began broadening, as investors bought stocks in smaller companies as well as economically sensitive sectors. But by summer, investors were dumping these names in favor of growth stocks -- mainly in the technology sector -- where it looked like higher interest rates would have little impact on earnings growth. Late in the year, the market rebounded sharply as Y2K concerns eased and many companies reported improved earnings prospects. The market's gains, which remained heavily concentrated in technology growth stocks, propelled the Russell 1000 Growth Index to a 31.75% finish for the year ended February 29, 2000. By contrast, the Russell 1000 Value Index returned -3.27% for the same period, while the Standard & Poor's 500 Index returned 11.73%.

"...difficult
 for funds
 with
 diversified
 strategies
 such as
 ours to
 keep pace."

Fund results

The narrow market environment made it difficult for funds with diversified strategies such as ours to keep pace. John Hancock Core Growth Fund's Class I shares returned 19.67% at net asset value during the year ended February 29, 2000. By comparison, the average large-cap growth fund returned 38.72% for the same period, according to Lipper, Inc.1 (Lipper recently introduced new competitive categories to reflect more accurately the average portfolio holdings of the funds they track.) The Fund's Class A, Class B and Class C shares, which were introduced on July 1, 1999, returned 9.25%, 8.86% and 8.86%, respectively, at net asset value, from inception through February 29, 2000. Keep in mind that your net asset value return will differ from the Fund's if you were not invested for the exact same periods and did not reinvest all distributions. See pages six and seven for historical performance information.

[Table at top left hand column entitled "Top Five Common Stock
Holdings." The first listing is Cisco Systems 6.3%, the second is Microsoft 5.5%, the third Intel 5.4%, the fourth General Electric 4.9% and the fifth Pfizer 2.5%. A note below the table reads "As a percentage of net assets on February 29, 2000."]

"Our bio-
 technology
 stocks also
 took off..."

Performance explained

Although the Fund invests in growth stocks, our focus on inexpensive stocks with strong earnings growth prospects kept us from buying the most expensive technology names -- many of which were the top performers for the past year. In addition, we run a diversified portfolio, which mirrors the industry weightings of the Russell 1000 Growth Index. Outside of technology, including both computers and electronics, the rest of the index is in a variety of sectors, most of which did not do well during the past year. Among the sectors that hurt our performance were health care and retail. Drug manufacturers like Pfizer, Schering-Plough and Merck, as well as drug distributors like Cardinal Health, tumbled as the government considered a Medicare benefit affecting drug reimbursement. Election year politics added further uncertainty. Retail stocks like Tommy Hilfiger and TJX Companies also suffered as investors worried that higher interest rates would curb consumer spending.

[Table at bottom of left hand column entitled "Scorecard". The header for the left column is "Investment" and the header for the right column is "Recent Performance...and What's Behind the Numbers". The first listing is Oracle Systems followed by an up arrow with the phrase "Strong sales growth from Internet applications." The second listing is Tommy Hilfiger followed by a down arrow with the phrase "Projected slowdown in consumer spending." The third listing is Cardinal Health followed by a down arrow with the phrase "Concerns about Medicare drug reimbursement." A note below the table reads "See 'Schedule of Investments.' Investment holdings are subject to change."]

Technology leaders

Fortunately, some of the Fund's largest technology investments produced terrific returns -- well over 100% -- for the year. They included Cisco Systems, the dominant network provider for Internet traffic; Oracle, a software company specializing in business applications for the Internet; Intel and Texas Instruments, both leading semiconductor manufacturers, and EMC, which makes data storage hardware equipment. Several stocks in which we had smaller stakes also produced exceptionally strong gains. They included Teradyne, the leading supplier of testing equipment to the semiconductor industry; Analog Devices, another semiconductor company, and VERITAS Software, which dominates in data storage management software. We also owned a few large technology investments that produced far more modest returns. Among them were Microsoft, whose stock has been hurt as the Department of Justice investigation drags on, and IBM, whose growth prospects slowed as Y2K approached and corporations cut back on new hardware purchases.

Biotechnology gains

Our biotechnology stocks also took off as industry advances made it possible to develop new drugs that do a better job of targeting specific illnesses. Our best performer was Genentech, which has two big cancer drugs and a strong pipeline of drugs in development. Amgen also rallied strongly as it prepared to launch a second-generation version of a kidney dialysis and cancer drug called Epogen. Finally, both Biogen, which makes a multiple sclerosis drug called Avonex, and CV Therapeutics, which makes cardiology drugs, turned in great results.

[Bar chart at top of left hand column with heading "Fund Performance". Under the heading is a note that reads "For the year ended February 29, 2000." The chart is scaled in increments of 5% with 0% at the bottom and 40% at the top. The first bar represents the 9.25%* total return for John Hancock Core Growth Fund Class A. The second bar represents the 8.86%* total return for John Hancock Core Growth Fund Class B. The third bar represents the 8.86%* total return for John Hancock Core Growth Fund Class C. The fourth bar represents the 19.67% total return for John Hancock Core Growth Fund Class I. The fifth bar represents the 38.72% total return for Average large-cap growth fund. A note below the chart reads "Total returns for John Hancock Core Growth Fund are at net asset value with all distributions reinvested. The average large-cap growth fund is tracked by Lipper, Inc.1 See the following two pages for historical performance information. *From inception July 1, 1999 through February 29, 2000."]

Buys and sells

During the second half of the Fund's fiscal year, we took profits in several stocks whose prices had either reached levels where we felt they were fully valued or where prospects had weakened. We scaled back on America Online after the merger with Time Warner was announced, fearing that the union might slow AOL's growth in the near term. We also sold QUALCOMM, a semiconductor company that targets digital wireless technology, when its price skyrocketed. In addition, we sold Marsh-McLennan, a company whose stock has benefited from strength in its mutual fund business, as well as a turnaround in its insurance brokerage operation. We added to our stakes in media stocks, building our investment in Clear Channel Communications and acquiring shares of Infinity Broadcasting. Both broadcasting stocks are benefiting from the surge in radio advertising by Internet companies. We also recently bought AT&T Corp. - Liberty Media Group, a well-managed company with ownership interests in major entertainment networks and video distribution businesses.

"...we believe
 investor
 interest will
 eventually
 broaden
 beyond the
 high-priced
 technology
 sector."

Optimistic outlook

Despite the challenges of the past year, we remain optimistic about the Fund's prospects. We expect the U.S. economy to continue growing, even as higher interest rates work their way through the system. This bodes well for the stock market, especially the growth sector. In addition, we believe investor interest will eventually broaden beyond the high-priced technology sector. When this happens, it should benefit diversified funds like ours. In the meantime, we're still finding stocks like Siebel Systems, a leader in customer relationship management software, that meet our investment criteria. Our disciplined investment strategy has been very successful long term, and we expect it will be again.

---------------------------------------------------------------------
This commentary reflects the views of the portfolio management team through the end of the Fund's period discussed in this report. Of course, the team's views are subject to change as market and other conditions warrant.

1 Figures from Lipper, Inc. include reinvested dividends and do not take into account sales charges. Actual load-adjusted performance is lower.



A LOOK AT PERFORMANCE

The tables on the right show the cumulative total returns and the average annual total returns for the John Hancock Core Growth Fund.
Total return measures the change in value of an investment from the beginning to the end of a period, assuming all distributions were reinvested.

Sales charge is not applicable for Class I shares.* For Class A shares, total return figures include a maximum applicable sales charge of 5%. Class B performance reflects a maximum contingent deferred sales charge (maximum 5% and declining to 0% over six years). Class C performance includes a contingent deferred sales charge (1% declining to 0% after one year).

All figures represent past performance and are no guarantee of future results. Keep in mind that the total return and share price of the Fund's investments will fluctuate. As a result, your Fund's shares may be worth more or less than their original cost, depending on when you sell them. Please read your prospectus carefully before you invest or send money.

* For certain institutional investors.

CLASS I*
For the period ended December 31, 1999
                                                                      SINCE
                                                         ONE      INCEPTION
                                                        YEAR       (10/2/95)
                                                     -------        -------
Cumulative Total Return                               20.00%        184.92%
Average Annual Total Return(1)                        20.00%         27.96%

CLASS A
For the period ended December 31, 1999
                                                                      SINCE
                                                                  INCEPTION
                                                                    (7/1/99)
                                                                    -------
Cumulative Total Return                                               4.86%
Average Annual Total Return(1)                                        4.86%(2)

CLASS B
For the period ended December 31, 1999
                                                                      SINCE
                                                                  INCEPTION
                                                                    (7/1/99)
                                                                    -------
Cumulative Total Return                                               5.07%
Average Annual Total Return(1)                                        5.07%(2)

CLASS C
For the period ended December 31, 1999
                                                                      SINCE
                                                                  INCEPTION
                                                                    (7/1/99)
                                                                    -------
Cumulative Total Return                                               9.13%
Average Annual Total Return(1)                                        9.13%(2)

Notes to Performance

(1) The Adviser has agreed to limit the Fund's expenses (excluding 12b-1 and transfer agent fees) to 0.90% of the Fund's average daily net assets. Without the limitation of expenses, the average annual total return for the one-year and since inception periods for Class I shares would have been 19.51% and 21.78%, respectively. Without the limitation of expenses, the cumulative total return since inception for Class A, Class B and Class C shares would have been 4.67%, 4.88% and 8.94%, respectively.

(2) Not annualized.


WHAT HAPPENED TO A $250,000 INVESTMENT

The chart on the right shows how much a $250,000 investment in the John Hancock Core Growth Fund Class I shares (for certain institutional investors) would be worth, assuming all distributions were reinvested for the period indicated. For comparison, we've shown the same $250,000 investment in the Russell 1000 Growth Index -- an unmanaged capitalization-weighted price-only index, which is comprised of 1,000 of the largest capitalized U.S.-domiciled companies whose common stock is traded on the New York Stock Exchange. The securities in this index have a greater-than-average growth orientation. It is not possible to invest in an index.

[Line chart with the heading John Hancock Core Growth Fund Class I, representing the growth of a hypothetical $250,000 investment over the life of the fund. Within the chart are two lines. The first line represents the Russell 1000 Growth Index and is equal to $775,397 as of February 29, 2000. The second line represents the value of the hypothetical $250,000 investment made in the John Hancock Core Growth Fund on October 2, 1995 and is equal to $705,543 as of February 29, 2000.]

The chart below shows the value of a $10,000 investment in the Fund's Class A, Class B and Class C shares, assuming all distributions were reinvested between July 1, 1999 and February 29, 2000. Performance of the classes will vary based on the difference in sales charges paid by shareholders investing in the different classes and the fee structure of those classes. Past performance is not indicative of future results.

                                       Class A        Class B        Class C
----------------------------------------------------------------------------
Inception Date                          7/1/99         7/1/99         7/1/99
----------------------------------------------------------------------------
Without Sales Charge                   $10,925        $10,886        $10,886
----------------------------------------------------------------------------
With Maximum Sales Charge              $10,381        $10,386        $10,786
----------------------------------------------------------------------------
Russell 1000 Growth Index              $12,052        $12,052        $12,052
----------------------------------------------------------------------------


FINANCIAL STATEMENTS

The Statement of Assets and Liabilities is the Fund's balance sheet and shows the value of what the Fund owns, is due and owes as of February 29, 2000. You'll also find the net asset value per share as of that date.

Statement of Assets and Liabilities
February 29, 2000
------------------------------------------------------------
Assets:
Investments at value - Note C:
Common stocks (cost - $46,866,228)               $52,470,700
Joint repurchase agreement
(cost - $1,136,000)                                1,136,000
Corporate savings account                                 56
                                                 -----------
                                                  53,606,756
Receivable for investments sold                      422,977
Receivable for shares sold                            34,551
Dividends receivable                                  32,977
Interest receivable                                      321
Receivable from John Hancock
Advisers, Inc. - Note B                               24,435
Other assets                                             149
Deferred organization expense -
Note A                                                 1,018
                                                 -----------
Total Assets                                      54,123,184
------------------------------------------------------------

Liabilities:
Payable for investments purchased                  1,031,337
Payable for shares repurchased                         4,168
Payable to John Hancock Advisers,
Inc. and affiliates - Note B                          61,392
Accounts payable and accrued
expenses                                              43,389
                                                 -----------
Total Liabilities                                  1,140,286
------------------------------------------------------------

Net Assets:
Capital paid-in                                   47,083,295
Accumulated net realized gain on
investments                                          295,220
Net unrealized appreciation of
investments                                        5,604,472
Accumulated net investment loss                          (89)
                                                 -----------
Net Assets                                       $52,982,898
============================================================

Net Asset Value Per Share:
(Based on net asset values and shares of beneficial
interest outstanding --unlimited number of shares
authorized with no par value)
Class A* - $20,820,721/1,051,680                      $19.80
============================================================
Class B* - $22,727,744/1,152,054                      $19.73
============================================================
Class C* - $914,814/46,365                            $19.73
============================================================
Class I** - $8,519,619/429,732                        $19.83
============================================================
Maximum Offering Price Per Share
Class A - ($19.80 x 105.26%)                          $20.84
============================================================
  * Class A, Class B and Class C shares commenced operations on July 1, 1999.
 ** Effective July 1, 1999, existing shares of the Fund were renamed Class I shares.
*** On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

See notes to financial statements.




The Statement of Operations summarizes the Fund's investment income earned and expenses incurred in operating the Fund. It also shows net gains for the period stated.

Statement of Operations
Year ended February 29, 2000
------------------------------------------------------------
Investment Income:
Dividends (net of foreign
withholding taxes of $20)                           $126,437
Interest (including income on
securities loaned of $93)                             48,113
                                                 -----------
                                                     174,550
                                                 -----------
Expenses:
Investment management fee - Note B                   161,467
Distribution and service fee - Note B
Class A                                               16,201
Class B                                               68,828
Class C                                                2,424
Registration and filing fees                          42,251
Custodian fee                                         23,764
Auditing fee                                          18,489
Printing                                               9,534
Transfer agent fee - Note B                            3,829
Accounting and legal services fee -
Note B                                                 3,827
Organizational expense - Note A                        1,753
Trustees' fees                                         1,685
Miscellaneous                                          1,230
Legal fees                                               276
                                                 -----------
Total Expenses                                       355,558
------------------------------------------------------------
Less Expense Reductions - Note B                     (76,350)
------------------------------------------------------------
Net Expenses                                         279,208
------------------------------------------------------------
Net Investment Loss                                 (104,658)
------------------------------------------------------------
Realized and Unrealized Gain on
Investments:
Net realized gain on investments
sold                                                 768,558
Change in net unrealized
appreciation/depreciation of
investments                                        3,946,942
                                                 -----------
Net Realized and Unrealized Gain on
Investments                                        4,715,500
------------------------------------------------------------
Net Increase in Net Assets
Resulting from Operations                         $4,610,842
============================================================

See notes to financial statements.




Statement of Changes in Net Assets
-----------------------------------------------------------------------------------------------
                                                               YEAR ENDED        YEAR ENDED
                                                           FEBRUARY 28, 1999  FEBRUARY 29, 2000
                                                           -----------------  -----------------
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)                                        3,645         (104,658)
Net realized gain on investments sold                             295,853          768,558
Change in net unrealized appreciation/depreciation
of investments                                                    922,438        3,946,942
                                                              -----------      -----------
Net Increase in Net Assets Resulting from Operations            1,221,936        4,610,842
                                                              -----------      -----------
Distributions to Shareholders:
Dividends from net investment income
Class I*** - ($0.0108 and none per share, respectively)            (4,291)              --
Distributions in excess of net investment income
Class I*** - ($0.0047 and none per share, respectively)            (1,769)              --
Distributions from net realized gain on investments sold
Class A** - (none and $0.0162 per share, respectively)                 --           (8,052)
Class B** - (none and $0.0162 per share, respectively)                 --          (10,306)
Class C** - (none and $0.0162 per share, respectively)                 --             (394)
Class I*** - ($0.6213 and $1.1162 per share, respectively)       (243,704)        (449,026)
                                                              -----------      -----------
Total Distributions to Shareholders                              (249,764)        (467,778)
                                                              -----------      -----------
From Fund Share Transactions - Net:*                            2,276,910       40,985,257
                                                              -----------      -----------
Net Assets:
Beginning of period                                             4,605,495        7,854,577
                                                              -----------      -----------
End of period (including distributions in excess of
net investment income of $38 and accumulated net investment
loss of $89, respectively)                                      7,854,577       52,982,898
                                                              ===========      ===========

The Statement of Changes in Net Assets shows how the value of the Fund's net assets has changed since the end of the previous period. The difference reflects earnings less expenses, any investment gains and losses, distributions paid to shareholders and any increase or decrease in money shareholders invested in the Fund. The footnote illustrates the number of Fund shares sold, reinvested and repurchased during the last two periods, along with the corresponding dollar value.

See notes to financial statements.





Statement of Changes in Net Assets (continued)
---------------------------------------------------------------------------------------------------------------
*  Analysis of Fund Share Transactions:
                                                                     YEAR ENDED                YEAR ENDED
                                                                 FEBRUARY 28, 1999         FEBRUARY 29, 2000
                                                             ------------------------  ------------------------
                                                                 SHARES      AMOUNT      SHARES        AMOUNT
                                                             -----------  -----------  -----------  -----------
CLASS A**
Shares sold                                                           --           --    1,519,350   28,037,749
Shares issued to shareholders in reinvestment
of distributions                                                      --           --          616       11,717
                                                             -----------  -----------  -----------  -----------
                                                                      --           --    1,519,966   28,049,466
Less shares repurchased                                               --           --     (468,286)  (8,668,556)
                                                             -----------  -----------  -----------  -----------
Net increase                                                          --           --    1,051,680   19,380,910
                                                             ===========  ===========  ===========  ===========
CLASS B**
Shares sold                                                           --           --    1,278,590   23,451,319
Shares issued to shareholders in reinvestment
of distributions                                                      --           --          614       11,341
                                                             -----------  -----------  -----------  -----------
                                                                                   --    1,279,204   23,462,660
Less shares repurchased                                               --           --     (127,150)  (2,412,874)
                                                             -----------  -----------  -----------  -----------
Net increase                                                          --           --    1,152,054   21,049,786
                                                             ===========  ===========  ===========  ===========
CLASS C**
Shares sold                                                           --           --       48,989      896,165
Shares issued to shareholders in reinvestment
of distributions                                                      --           --           29          552
                                                             -----------  -----------  -----------  -----------
                                                                                   --           --       49,018
Less shares repurchased                                               --           --       (2,653)     (50,979)
                                                             -----------  -----------  -----------  -----------
Net increase                                                          --           --       46,365      845,738
                                                             ===========  ===========  ===========  ===========
CLASS I***
Shares sold                                                      227,978    3,737,661      177,003   $3,265,932
Shares issued to shareholders in reinvestment
of distributions                                                  14,225      249,790       26,179      449,001
                                                             -----------  -----------  -----------  -----------
                                                                 242,203    3,987,451      203,182    3,714,933
Less shares repurchased                                         (106,691)  (1,710,541)    (218,474)  (4,006,110)
                                                             -----------  -----------  -----------  -----------
Net increase (decrease)                                          135,512    2,276,910      (15,292)    (291,177)
                                                             ===========  ===========  ===========  ===========

 ** Class A, Class B and Class C shares commenced operations on July 1, 1999.
*** Effective July 1, 1999, existing shares of the Fund were renamed Class I shares.

See notes to financial statements.





Financial Highlights

The following tables include selected data for a share outstanding throughout each period, total investment return, key ratios and supplemental data are listed as follows:
------------------------------------------------------------------------------------

                                                           FOR THE PERIOD FROM
                                                               JULY 1, 1999
                                                        (COMMENCEMENT OF OPERATIONS)
                                                           TO FEBRUARY 29, 2000
                                                        ----------------------------
CLASS A
Per Share Operating Performance
Net Asset Value, Beginning of Period                               $18.14
                                                                 --------
Net Investment Loss (3)                                             (0.05)
Net Realized and Unrealized Gain on
Investments                                                          1.73
                                                                 --------
Total from Investment Operations                                     1.68
                                                                 --------
Less Distributions:
Dividends from Net Realized Gain on
Investments Sold                                                    (0.02)
                                                                 --------
Net Asset Value, End of Period                                     $19.80
                                                                 ========
Total Investment Return at Net Asset Value (6)                      9.25%(2)
Total Adjusted Investment Return at Net
Asset Value (6,7)                                                   9.00%(2)

Ratios and Supplemental Data
Net Assets, End of Period (000s omitted)                          $20,821
Ratio of Expenses to Average Net Assets                             1.25%(1)
Ratio of Adjusted Expenses to Average Net
Assets (4,5)                                                        1.63%(1)
Ratio of Net Investment Loss to Average Net Assets                 (0.39%)(1)
Ratio of Adjusted Net Investment Loss to
Average Net Assets (4,5)                                           (0.77%)(1)
Portfolio Turnover Rate                                               72%
Fee Reduction Per Share (3)                                         $0.05

The Financial Highlights summarizes the impact of the following factors on a single share for each period indicated: net investment income, gains (losses), dividends and total investment return of the Fund. Additionally, important relationships between some items presented in the financial statements are expressed in ratio form.

See notes to financial statements.





Financial Highlights (continued)
------------------------------------------------------------------------------------

                                                           FOR THE PERIOD FROM
                                                               JULY 1, 1999
                                                        (COMMENCEMENT OF OPERATIONS)
                                                           TO FEBRUARY 29, 2000
                                                        ----------------------------
CLASS B
Per Share Operating Performance
Net Asset Value, Beginning of Period                               $18.14
                                                                 --------
Net Investment Loss (3)                                             (0.13)
Net Realized and Unrealized Gain on
Investments                                                          1.74
                                                                 --------
Total from Investment Operations                                     1.61
                                                                 --------
Less Distributions:
Dividends from Net Realized Gain on
Investments Sold                                                    (0.02)
                                                                 --------
Net Asset Value, End of Period                                     $19.73
                                                                 ========
Total Investment Return at Net Asset Value (6)                      8.86%(2)
Total Adjusted Investment Return at Net
Asset Value (6,7)                                                   8.61%(2)

Ratios and Supplemental Data
Net Assets, End of Period (000s omitted)                          $22,728
Ratio of Expenses to Average Net Assets                             1.95%(1)
Ratio of Adjusted Expenses to Average Net
Assets (4,5)                                                        2.33%(1)
Ratio of Net Investment Loss to Average Net Assets                 (1.09%)(1)
Ratio of Adjusted Net Investment Loss to
Average Net Assets (4,5)                                           (1.47%)(1)
Portfolio Turnover Rate                                               72%
Fee Reduction Per Share (3)                                         $0.05

CLASS C
Per Share Operating Performance
Net Asset Value, Beginning of Period                               $18.14
                                                                 --------
Net Investment Loss (3)                                             (0.13)
Net Realized and Unrealized Gain on
Investments                                                          1.74
                                                                 --------
Total from Investment Operations                                     1.61
                                                                 --------
Less Distributions:
Dividends from Net Realized Gain on
Investments Sold                                                    (0.02)
                                                                 --------
Net Asset Value, End of Period                                     $19.73
                                                                 ========
Total Investment Return at Net Asset Value (6)                      8.86%(2)
Total Adjusted Investment Return at Net
Asset Value (6,7)                                                   8.61%(2)

Ratios and Supplemental Data
Net Assets, End of Period (000s omitted)                             $915
Ratio of Expenses to Average Net Assets                             1.95%(1)
Ratio of Adjusted Expenses to Average Net
Assets (4,5)                                                        2.33%(1)
Ratio of Net Investment Loss to Average Net Assets                 (1.09%)(1)
Ratio of Adjusted Net Investment Loss to
Average Net Assets (4,5)                                           (1.47%)(1)
Portfolio Turnover Rate                                               72%
Fee Reduction Per Share (3)                                         $0.05


See notes to financial statements.





Financial Highlights (continued)
--------------------------------------------------------------------------------------------------------------------

                                          PERIOD FROM OCTOBER 2, 1995        YEAR ENDED FEBRUARY 29,        YEAR ENDED
                                          (COMMENCEMENT OF OPERATIONS)  --------------------------------   FEBRUARY 29,
                                              TO FEBRUARY 29, 1996        1997        1998        1999        2000
                                              --------------------      --------    --------    --------    --------
CLASS I (9)
Per Share Operating Performance
Net Asset Value, Beginning of Period                  $8.50                $9.29      $11.01      $14.88      $17.65
                                                   --------             --------    --------    --------    --------
Net Investment Income (Loss)(3)                        0.03                 0.05        0.04        0.01       (0.01)
Net Realized and Unrealized Gain on
Investments                                            0.81                 2.16        4.34        3.40        3.31
                                                   --------             --------    --------    --------    --------
Total from Investment Operations                       0.84                 2.21        4.38        3.41        3.30
                                                   --------             --------    --------    --------    --------
Less Distributions:
Dividends from Net Investment Income                  (0.03)               (0.04)      (0.03)      (0.02)         --
Distributions in Excess of Net Investment
Income                                                   --                   --          --       (0.00)(8)      --
Distributions from Net Realized Gain on
Investments Sold                                      (0.02)               (0.45)      (0.48)      (0.62)      (1.12)
                                                   --------             --------    --------    --------    --------
Total Distributions                                   (0.05)               (0.49)      (0.51)      (0.64)      (1.12)
                                                   --------             --------    --------    --------    --------
Net Asset Value, End of Period                        $9.29               $11.01      $14.88      $17.65      $19.83
                                                   ========             ========    ========    ========    ========
Total Investment Return at Net
Asset Value (6)                                       9.94%(2)            24.19%      40.52%      22.92%      19.67%
Total Adjusted Investment Return at Net
Asset Value (6,7)                                    (5.63%)(2)           17.40%      37.95%      21.89%      19.29%

Ratios and Supplemental Data
Net Assets, End of Period (000s omitted)               $549                 $883      $4,605      $7,855      $8,520
Ratio of Expenses to Average Net Assets               0.95%(1)             0.95%       0.95%       0.95%       0.95%
Ratio of Adjusted Expenses to Average Net
Assets (4,5)                                         38.57%(1)             7.74%       3.52%       1.98%       1.33%
Ratio of Net Investment Income (Loss) to
Average Net Assets                                    0.91%(1)             0.49%       0.34%       0.06%      (0.06%)
Ratio of Adjusted Net Investment Loss to
Average Net Assets (4,5)                            (36.71%)(1)           (6.30%)     (2.23%)     (0.97%)     (0.44%)
Portfolio Turnover Rate                                 21%                 142%         91%         54%         72%
Fee Reduction Per Share (3)                           $1.36                $0.68       $0.33       $0.17       $0.05

(1) Annualized.
(2) Not annualized.
(3) Based on the average of the shares outstanding at the end of each month.
(4) Unreimbursed, without fee reduction.
(5) Adjusted expenses as a percentage of average net assets are expected to decrease and adjusted net investment income as a percentage of average net assets is expected to increase as the net assets of the Fund grow.
(6) Assumes dividend reinvestment and does not reflect the effect of sales charges.
(7) An estimated total return calculation that does not take into consideration fee reductions by the Adviser during the periods shown.
(8) Less than $0.01 per share.
(9) Effective July 1, 1999, existing shares of the Fund were designated
    Class I shares.

See notes to financial statements.





Schedule of Investments
February 29, 2000
-------------------------------------------------------------------------------------------------
The Schedule of Investments is a complete list of all securities owned by the Core Growth Fund on February 29, 2000. It's divided into two main categories: common stocks and short-term investments.
Common stocks are further broken down by industry groups. Short-term investments, which represent the Fund's "cash" position, are listed last.

                                                                            NUMBER         MARKET
ISSUER, DESCRIPTION                                                       OF SHARES         VALUE
-------------------------------                                          ----------     ---------
COMMON STOCKS
Aerospace (1.57%)
General Dynamics Corp.                                                      5,900        $255,175
United Technologies Corp.                                                  11,300         575,594
                                                                                      -----------
                                                                                          830,769
                                                                                      -----------
Automobile/Trucks (0.18%)
Lear Corp.*                                                                 4,600          97,175
                                                                                      -----------
Business Services - Misc. (0.56%)
Convergys Corp.*                                                            7,700         296,450
                                                                                      -----------
Computer - Software (8.10%)
Citrix Systems, Inc.*                                                       3,400         358,487
Computer Associates International, Inc.                                     6,500         418,031
Intuit, Inc.*                                                               3,500         183,750
Microsoft Corp.*                                                           32,600       2,913,625
Siebel Systems, Inc.*                                                       3,000         416,062
                                                                                      -----------
                                                                                        4,289,955
                                                                                      -----------
Computers (21.46%)
America Online, Inc.*                                                      15,600         920,400
Cisco Systems, Inc.*                                                       25,200       3,331,125
Compaq Computer Corp.                                                      15,000         373,125
Dell Computer Corp.*                                                       17,700         722,381
EMC Corp.*                                                                  9,100       1,082,900
Hewlett-Packard Co.                                                         5,700         766,650
International Business Machines Corp.                                      11,500       1,173,000
Network Appliance, Inc.*                                                    2,200         415,250
Oracle Corp.*                                                              17,200       1,277,100
VERITAS Software Corp.*                                                     3,700         732,137
Yahoo! Inc.*                                                                3,600         574,875
                                                                                      -----------
                                                                                       11,368,943
                                                                                      -----------

Cosmetics & Personal Care (0.61%)
Avon Products, Inc.                                                         5,800         156,962
Dial Corp. (The)                                                           11,600         166,750
                                                                                      -----------
                                                                                          323,712
                                                                                      -----------
Diversified Operations (2.48%)
Honeywell International, Inc.                                              12,300         591,938
Monsanto Co.                                                                5,800         225,112
Textron, Inc.                                                               4,300         262,300
Tyco International Ltd.                                                     6,200         235,212
                                                                                      -----------
                                                                                        1,314,562
                                                                                      -----------
Electronics (22.76%)
Altera Corp.*                                                               6,600         526,350
Analog Devices, Inc.*                                                       3,300         518,100
Applied Micro Circuits Corp.*                                               1,500         412,594
General Electric Co.                                                       19,500       2,577,656
Intel Corp.                                                                25,400       2,870,200
Jabil Circuit, Inc.*                                                        2,900         201,369
JDS Uniphase Corp.*                                                         2,200         579,975
Linear Technology Corp.                                                     2,100         220,369
LSI Logic Corp.*                                                            4,000         256,250
Maxim Intergrated Products, Inc.*                                           6,000         400,875
Motorola, Inc.                                                              3,200         545,600
Novellus Systems, Inc.*                                                     2,800         166,075
SCI Systems, Inc.*                                                          5,600         225,400
Solectron Corp.*                                                            5,000         327,500
Teradyne, Inc.*                                                             3,700         321,900
Texas Instruments, Inc.                                                     7,200       1,198,800
Vishay Intertechnology, Inc.*                                               4,400         189,200
Xilinx, Inc.*                                                               6,500         518,375
                                                                                      -----------
                                                                                       12,056,588
                                                                                      -----------
Finance (2.21%)
Associates First Capital Corp.
(Class A)                                                                  16,800         333,900
Citigroup, Inc.                                                             9,200         475,525
MBNA Corp.                                                                 16,000         364,000
                                                                                      -----------
                                                                                        1,173,425
                                                                                      -----------
Financial Services - Misc. (0.47%)
First Data Corp.                                                            5,500         247,500
                                                                                      -----------
Food (0.26%)
Quaker Oats Co.                                                             2,600         140,237
                                                                                      -----------
Insurance (1.74%)
American General Corp.                                                      5,000         260,937
AXA Financial, Inc.                                                        13,900         416,131
Lincoln National Corp.                                                      4,700         130,719
XL Capital Ltd. (Class A)                                                   2,800         113,225
                                                                                      -----------
                                                                                          921,012
                                                                                      -----------
Machinery (0.56%)
Ingersoll-Rand Co.                                                          7,700         295,006
                                                                                      -----------
Media (4.71%)
AT&T Corp. - Liberty Media Group*                                          10,700         559,075
CBS Corp.*                                                                  7,500         446,719
Clear Channel Communications, Inc.*                                         6,900         459,712
Infinity Broadcasting Corp. (Class A)*                                      9,700         309,794
Time Warner, Inc.                                                           8,400         718,200
                                                                                      -----------
                                                                                        2,493,500
                                                                                      -----------
Medical (14.41%)
Abbott Laboratories                                                         7,900         258,725
Allergan, Inc.                                                              2,200         110,687
American Home Products Corp.                                                5,100         221,850
Biogen, Inc.*                                                               3,900         420,956
Bristol-Myers Squibb Co.                                                   18,500       1,051,031
Cardinal Health, Inc.                                                       5,300         218,625
CV Therapeutics, Inc.*                                                      3,500         225,750
Forest Laboratories, Inc.*                                                  2,500         170,781
Genentech, Inc.*                                                            2,400         462,900
Johnson & Johnson                                                           8,300         595,525
Lilly (Eli) & Co.                                                           6,500         386,344
Merck & Co., Inc.                                                           9,400         578,688
Pfizer, Inc.                                                               41,300       1,326,763
Schering-Plough Corp.                                                      17,300         603,338
Warner-Lambert Co.                                                         11,700       1,001,081
                                                                                      -----------
                                                                                        7,633,044
                                                                                      -----------
Metal (0.38%)
Illinois Tool Works, Inc.                                                   3,900         201,581
                                                                                      -----------
Mortgage Banking (0.62%)
Fannie Mae                                                                  6,200         328,600
                                                                                      -----------
Office (0.41%)
Pitney Bowes, Inc.                                                          4,400         217,800
                                                                                      -----------
Oil & Gas (0.82%)
Atlantic Richfield Co.                                                      3,400         241,400
USX - Marathon Group                                                        8,900         192,463
                                                                                      -----------
                                                                                          433,863
                                                                                      -----------
Paper & Paper Products (0.51%)
Kimberly-Clark Corp.                                                        5,200         268,775
                                                                                      -----------
Retail (8.27%)
Brinker International, Inc.*                                                7,400         160,950
Circuit City Stores-Circuit City Group                                      9,900         399,713
Family Dollar Stores, Inc.                                                 15,300         265,838
Gap, Inc. (The)                                                             7,300         352,681
Home Depot, Inc. (The)                                                     17,900       1,034,844
Lowe's Cos., Inc.                                                           6,400         304,800
Tandy Corp.                                                                 4,800         182,700
Target Corp.                                                                4,900         289,100
TJX Cos., Inc.                                                             19,700         313,969
Wal-Mart Stores, Inc.                                                      22,100       1,075,994
                                                                                      -----------
                                                                                        4,380,589
                                                                                      -----------
Telecommunications (4.60%)
Corning, Inc.                                                               1,800         338,400
MCI WorldCom, Inc.*                                                        18,700         834,488
RF Micro Devices, Inc.*                                                     1,500         207,469
Sprint Corp.                                                                4,500         274,500
Sprint PCS*                                                                 9,000         465,750
Tellabs, Inc.*                                                              6,600         316,800
                                                                                      -----------
                                                                                        2,437,407
                                                                                      -----------
Textile (0.25%)
WestPoint Stevens, Inc.                                                     8,100         134,663
                                                                                      -----------
Tobacco (1.10%)
Philip Morris Cos., Inc.                                                   21,100         423,319
UST, Inc.                                                                   8,400         162,225
                                                                                      -----------
                                                                                          585,544
                                                                                      -----------
TOTAL COMMON STOCKS
(Cost $46,866,228)                                                        (99.04%)     52,470,700
                                                                          -------     -----------

                                                          INTEREST     PAR VALUE
                                                            RATE     (000S OMITTED)
                                                          --------    ------------
SHORT-TERM INVESTMENTS
Joint Repurchase Agreement (2.14%)
Investment in a joint repurchase
agreement transaction with
Barclay's, Inc. - Dated 02-29-00,
due 03-01-00 (Secured by U.S.
Treasury Bonds, 7.50% thru
10.00% due 05-15-10 thru
02-15-25, and U.S. Treasury
Notes, 5.125% thru 6.25%
due 07-31-00 thru 08-15-07) -
Note A                                                      5.79%          $1,136       1,136,000
                                                                          -------     -----------
Corporate Savings Account (0.00%)
Investors Bank & Trust Company
Daily Interest Savings Account
Current Rate 4.65%                                                                             56
                                                                                      -----------
TOTAL SHORT-TERM INVESTMENTS                                               (2.15%)      1,136,056
                                                                          -------     -----------
TOTAL INVESTMENTS                                                        (101.18%)     53,606,756
                                                                          -------     -----------
OTHER ASSETS AND LIABILITIES, NET                                          (1.18%)       (623,858)
                                                                          -------     -----------
TOTAL NET ASSETS                                                         (100.00%)    $52,982,898
                                                                          =======     ===========

* Non-income producing security.

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

See notes to financial statements.




NOTES TO FINANCIAL STATEMENTS

John Hancock Funds - Core Growth Fund

NOTE A -
ACCOUNTING POLICIES

John Hancock Institutional Series Trust (the "Trust") is an open-end management investment company registered under the Investment Company Act of 1940. The Trust, organized as a Massachusetts business trust in 1994, consists of eleven series portfolios: John Hancock Core Growth Fund ("the Fund"), John Hancock Active Bond Fund, John Hancock Dividend Performers Fund, John Hancock Medium Capitalization Growth Fund, John Hancock Small Capitalization Growth Fund, John Hancock Small Capitalization Value Fund, John Hancock International Equity Fund, John Hancock Independence Balanced Fund, John Hancock Core Value Fund, John Hancock Independence Diversified Core Equity Fund II and John Hancock Independence Medium Capitalization Fund. Prior to July 1, 1999, John Hancock Core Value Fund was known as John Hancock Independence Value Fund, John Hancock Core Growth Fund was known as John Hancock Independence Growth Fund and John Hancock Medium Capitalization Growth Fund was known as John Hancock Multi-Sector Growth Fund. The other ten series of the Trust are reported in separate financial statements. The investment objective of the Fund is to seek above-average total return.

The Trustees have authorized the issuance of multiple classes of shares of the Fund, designated as Class A, Class B, Class C and Class I shares. Effective July 1, 1999, the Fund, which had previously been sold only to institutional investors, also became available for sale to individual investors. Existing shares of the Fund were designated Class I shares and the Fund issued Class A, Class B and Class C shares. The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemptions, dividends and liquidation, except that certain expenses, subject to the approval of the Trustees, may be applied differently to each class of shares in accordance with current regulation of the Securities and Exchange Commission and the Internal Revenue Service. Shareholders of a class which bears distribution and service expenses under terms of a distribution plan have exclusive right to that distribution plan.

Significant accounting policies of the Fund are as follows:

VALUATION OF INVESTMENTS Securities in the Fund portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments maturing within 60 days are valued at amortized cost, which approximates market value. All portfolio transactions initially expressed in terms of foreign currencies have been translated into U.S. dollars as described in "Foreign Currency Translation."

JOINT REPURCHASE AGREEMENT Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having a management contract with John Hancock Advisers, Inc. (the "Adviser"), a wholly owned subsidiary of The Berkeley Financial Group, Inc., may participate in a joint repurchase agreement transaction. Aggregate cash balances are invested in one or more repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Fund's custodian bank receives delivery of the underlying securities for the joint account on the Fund's behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

INVESTMENT TRANSACTIONS Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis. Capital gains realized on some foreign securities are subject to foreign taxes and are accrued as applicable.

FEDERAL INCOME TAXES The Fund qualifies as a "regulated investment company" by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income which is distributed to shareholders. Therefore, no federal income tax provision is required.

DIVIDENDS, DISTRIBUTIONS AND INTEREST Dividend income on investment securities is recorded on the ex-dividend date or, in the case of some foreign securities, on the date thereafter when the Fund identified the dividend. Interest income on investment securities is recorded on the accrual basis. Foreign income may be subject to foreign withholding taxes, which are accrued as applicable.

The Fund records all distributions to shareholders from net investment income and realized gains on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles. Dividends paid by the Fund with respect to each class of shares will be calculated in the same manner, at the same time and will be in the same amount, except for the effect of expenses that may be applied differently to each class.

CLASS ALLOCATIONS Income, common expenses and realized and unrealized gains (losses) are determined at the Fund level and allocated daily to each class of shares based on the appropriate net assets of the respective classes. Distribution and service fees, if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rate(s) applicable to each class.

DISCOUNT ON SECURITIES The Fund accretes discount from par value on securities from either the date of issue or the date of purchase over the life of the security, as required by the Internal Revenue Code.

EXPENSES The majority of the expenses of the Trust were directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund will be allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

USE OF ESTIMATES The preparation of these financial statements in accordance with generally accepted accounting principles incorporated estimates made by management in determining the reported amounts of assets, liabilities, revenues and expenses of the Fund. Actual results could have differed from these estimates.

ORGANIZATION EXPENSE Expenses incurred in connection with the organization of the Fund have been capitalized and are being charged to the Fund's operations ratably over a five-year period that began with the commencement of the investment operations of the Fund.

BANK BORROWING The Fund is permitted to have bank borrowings for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Fund has entered into a syndicated line of credit agreement with various banks. This agreement enables the Fund to participate with other funds managed by the Adviser in an unsecured line of credit with banks, which permit borrowings of up to $500 million, collectively. Interest is charged to each fund based on its borrowing. In addition, a commitment fee is charged based on the average daily unused portion of the line of credit and is allocated among the participating funds. The Fund had no borrowing activity for the year ended February 29, 2000.

SECURITIES LENDING The Fund may lend its securities to certain qualified brokers who pay the Fund negotiated lender fees. These fees are included in interest income. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. As with other extensions of credit, the Fund may bear risk of delay of the loaned securities in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. At February 29, 2000, there were no outstanding security loans.

FOREIGN CURRENCY TRANSLATION All assets or liabilities initially expressed in terms of foreign currencies are translated into U.S. dollars based on London currency exchange quotations as of 5:00 P.M., London time, on the date of any determination of the net asset value of the Fund. Transactions affecting statement of operations accounts and net realized gain/(loss) on investments are translated at the rates prevailing at the dates of the transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in the exchange rate.

NOTE B -
MANAGEMENT FEE AND TRANSACTIONS
WITH AFFILIATES AND OTHERS

Under the present investment management contract, the Fund pays a monthly management fee to the Adviser, for a continuous investment program equivalent, on an annual basis, to the sum of (a) 0.80% of the first $500,000,000 of the Fund's average daily net asset value and (b) 0.75% of the Fund's average daily net asset value in excess of $500,000,000.

The Adviser is responsible for managing the Fund's investment business affairs and overseeing the investment activities of Independence Investment Associates, Inc. (the "Sub-Adviser"). The Adviser has a sub-investment management contract with the Sub-Adviser, under which the Sub-Adviser, subject to the review of the Trustees and the overall supervision of the Adviser, provides the Fund with investment services and advice with respect to investment transactions, for which the Adviser pays the Sub-Adviser 55% of the advisory fee payable on the Fund's average daily net assets. Effective July 1, 1995, the Sub-Adviser has waived its fees until further notice.

The Adviser has agreed to limit the Fund's expenses further to the extent required to prevent expenses (not including 12b-1 and transfer agent fees) from exceeding 0.90% of the Fund's average daily net assets. Accordingly, for the year ended February 29, 2000, the reduction in the Fund's expenses collectively with any additional amounts not borne by the Fund by virtue of the expense limit amounted to $76,350. The Adviser reserves the right to terminate this limitation in the future.

The Fund has a distribution agreement with John Hancock Funds, Inc. ("JH Funds"), a wholly owned subsidiary of the Adviser. For the year ended February 29, 2000, net sales charges received with regard to sales of Class A shares amounted to $210,331. Out of this amount, $5,622 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $139,995 was paid as sales commissions to unrelated broker-dealers and $64,714 was paid as sales commissions to sales personnel of Signator Investors, Inc. ("Signator Investors"), a related broker-dealer. The Adviser's indirect parent, John Hancock Life Insurance Company ("JHLICo"), is the indirect sole shareholder of Signator Investors.

Class B shares which are redeemed within six years of purchase will be subject to a contingent deferred sales charge ("CDSC") at declining rates beginning at 5.0% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from the CDSC are paid to JH Funds and are used in whole or in part to defray its expenses related to providing distribution related services to the Fund in connection with the sale of Class B shares. For the year ended February 29, 2000, contingent deferred sales charges amount to $18,388.

Class C shares which are redeemed within one year of purchase will be subject to a CDSC at a rate of 1.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from the CDSC are paid to JH Funds and are used in whole or in part to defray its expenses related to providing distribution related services to the Fund in connection with the sale of Class C shares. For the year ended February 29, 2000, contingent deferred sales charges amount to $470.

In addition, to reimburse JH Funds for the services it provides as distributor of shares of the Fund, the Fund has adopted Distribution Plans with respect to Class A, Class B and Class C shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. Accordingly, the Fund will make payments to JH Funds for distribution and service expenses at an annual rate not to exceed 0.30% of Class A average daily net assets and 1.00% of Class B and Class C average daily net assets to reimburse JH Funds for its distribution and service costs. A maximum of 0.25% of such payments may be service fees as defined by the Conduct Rules of the National Association of Securities Dealers. Under the Conduct Rules, curtailment of a portion of the Fund's 12b-1 payments could occur under certain circumstances.

The Fund has a transfer agent agreement with John Hancock Signature Services, Inc. ("Signature Services"), an indirect subsidiary of JHLICo. The Fund pays Signature Services a monthly transfer agent fee equivalent, on an annual basis, to 0.05% of its average daily net assets, plus certain out-of-pocket expenses.

The Fund has an agreement with the Adviser to perform necessary tax, accounting and legal services for the Fund. The compensation for the period was at an annual rate of less than 0.02% of the average net assets of the Fund.

Mr. Stephen L. Brown, Ms. Maureen R. Ford, Ms. Anne C. Hodsdon and Mr. Richard S. Scipione are directors and/or officers of the Adviser and/or its affiliates, as well as Trustees of the Fund. The compensation of unaffiliated Trustees is borne by the Fund. The unaffiliated Trustees may elect to defer, for tax purposes, their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover their liability for the deferred compensation. Investments to cover the Fund's deferred compensation liability are recorded on the Fund's books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investment as well as any unrealized gains or losses. The investment has no impact on the operations of the Fund.

NOTE C -
INVESTMENT TRANSACTIONS

Purchases and proceeds from sales of securities, other than obligations of the U.S. government and its agencies and short-term securities, during the year ended February 29, 2000, aggregated $54,609,342 and $14,482,563, respectively.

The cost of investments owned at February 29, 2000 (excluding the corporate savings account) for federal income tax purposes was $48,190,424. Gross unrealized appreciation and depreciation of investments aggregated $9,284,519 and $3,868,243, respectively, resulting in net unrealized appreciation of $5,416,276.

NOTE D -
RECLASSIFICATION OF CAPITAL ACCOUNTS

During the year ended February 29, 2000, the Fund has reclassified amounts to reflect an increase in capital paid-in of $79,260, a decrease in accumulated net investment gain of $183,867, and a decrease in accumulated net investment loss of $104,607. This represents the cumulative amount necessary to report these balances on a tax basis, excluding certain temporary differences, as of February 29, 2000. Additional adjustments may be needed in subsequent reporting periods. These reclassifications, which have no impact on the net asset value of the Fund, are primarily attributable to the net operating losses in the computation of distributable income and capital gains under federal tax rules versus generally accepted accounting principles and the Fund's use of the tax accounting practice known as equalization. The calculation of net investment income per share in the financial highlights excludes these adjustments.



INDEPENDENT AUDITORS' REPORT
To the Shareholders and Board of Trustees of John Hancock Institutional Series Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of John Hancock Core Growth Fund (the "Fund") as of February 29, 2000, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended, and the period from the commencement of operations to February 29, 1996. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at February 29, 2000 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund at February 29, 2000, the results of its operations, the changes in its net assets, and its financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
March 31, 2000


TAX INFORMATION NOTICE (UNAUDITED)

For federal income tax purposes, the following information is furnished with respect to the taxable distributions of the Fund for the fiscal year ended February 29, 2000.

The Fund has designated distributions to shareholders of $346,305 as a long-term capital gain dividend. These amounts were reported on the 1999 U.S. Treasury Department form 1099-DIV.

With respect to the ordinary dividends paid by the Fund for the fiscal year ended February 29, 2000, 20.65% of the dividends qualify for the corporate dividends received deduction.


SHAREHOLDER MEETING (UNAUDITED)

On June 16, 1999, a special meeting of John Hancock Core Growth Fund was held. The shareholders voted against the following proposal (votes in parentheses):

To adopt a distribution plan providing for payments to John  Hancock
Funds, Inc. ("JH Funds") to provide certain services to the Fund's shareholders and to reimburse JH Funds for its expenses in connection with the sale of fund shares (87,720 FOR, 115,974 AGAINST and 0 ABSTAINING).



NOTES

[This page intentionally left blank.]



[A 1/2" x 1/2" John Hancock Funds logo in upper left hand corner of the page. A box sectioned in quadrants with a triangle in upper left, a circle in upper right, a cube in lower left and a diamond in lower right. A tag line below reads "A Global Investment Management Firm."]

101 Huntington Avenue, Boston, MA 02199-7603
1-800-755-4371  1-800-554-6713 (TDD)
Internet: www.jhfunds.com

Bulk Rate
U.S. Postage
PAID
Randolph, MA
Permit No. 75

This report is for the information of shareholders of the John Hancock Core Growth Fund. It may be used as sales literature when preceded or accompanied by the current prospectus, which details charges, investment objectives and operating policies.


[A recycled logo in lower left hand corner with caption "Printed on Recycled Paper."]


7900A   2/00
        4/00






The latest report from your
Fund's management team

ANNUAL REPORT

Core Value Fund

FEBRUARY 29, 2000

[A 7/16" x 7/16" John Hancock Funds logo at the bottom of the page. A box sectioned in quadrants with a triangle in upper left, a circle in upper right, a cube in lower left and a diamond in lower right. A tag line below reads "A Global Investment Management Firm."]



TRUSTEES
Stephen L. Brown
James F. Carlin*
William H. Cunningham
Ronald R. Dion*
Maureen R. Ford
Anne C. Hodsdon
Charles L. Ladner
Steven R. Pruchansky*
Richard S. Scipione
Lt. Gen. Norman H. Smith, USMC (Ret.)
John P. Toolan
* Members of Audit Committee


OFFICERS
Stephen L. Brown
Chairman
Maureen R. Ford
Vice Chairman and Chief Executive Officer
Anne C. Hodsdon
President, Chief Operating Officer
and Chief Investment Officer
Osbert M. Hood
Executive Vice President and
Chief Financial Officer
Susan S. Newton
Vice President and Secretary
James J. Stokowski
Vice President and Treasurer
Thomas H. Connors
Vice President and Compliance Officer

CUSTODIAN
Investors Bank & Trust Company
200 Clarendon Street
Boston, MA 02116

TRANSFER AGENT
John Hancock Signature Services, Inc.
1 John Hancock Way, Suite 1000
Boston, MA 02217-1000

INVESTMENT ADVISER
John Hancock Advisers, Inc.
101 Huntington Avenue
Boston, MA 02199-7603

INVESTMENT SUBADVISER
Independence Investment Associates, Inc.
53 State Street
Boston, MA 02109

PRINCIPAL DISTRIBUTOR
John Hancock Funds, Inc.
101 Huntington Avenue
Boston, MA 02199-7603

LEGAL COUNSEL
Hale and Dorr LLP
60 State Street
Boston, MA 02109-1803

INDEPENDENT AUDITORS
Deloitte & Touche LLP
200 Berkeley Street
Boston, MA 02116



CEO CORNER

[A 1" x 1" photo of Maureen R. Ford, Vice Chairman and Chief Executive Officer, flush right next to second paragraph.]

DEAR FELLOW SHAREHOLDERS:

Over the last 12 months, the market's advances were restricted to an increasingly select group of stocks -- primarily in the technology and communications areas. Even those gains were accompanied by tremendous levels of daily volatility. But many other stocks, including the household blue-chip names, fell to new 52-week lows in response to a tough combination of investor apathy, rising interest rates and earnings concerns.

In this same period, bonds struggled through one of their worst years in more than two decades, as the strength of the U.S. economy and the rebound of many others around the world provoked inflation fears. Though their longer-term outlook looks brighter, in many instances bond mutual fund investors have actually lost a little ground or made only slight advances lately.

While we expect the market to broaden eventually, we also expect more volatility. More than ever, this type of environment calls for investment diversification. Since not all parts of your portfolio will perform equally well all the time, we believe it is important to allocate your assets among different types of investments and funds that target a variety of market segments. This strategy, executed under the guidance of a seasoned investment professional, could provide you with a better chance of both realizing results and weathering the market's changing conditions.

The market's disappointingly narrow focus has created a widening gap in investment performance. Keep that in mind as you read the report from your fund's portfolio management team on the following pages. It's all too easy to get caught up in the headlines and miss what lies underneath.

Sincerely,

/S/ MAUREEN R. FORD

MAUREEN R. FORD, VICE CHAIRMAN AND CHIEF EXECUTIVE OFFICER



BY JOHN FORELLI FOR THE PORTFOLIO MANAGEMENT TEAM

[A 3" x 2" photo at bottom right side of page of John Hancock Core Value Fund. Caption below reads "Fund management team members (l-r): Paul McManus, John Forelli and John Montgomery."]

John Hancock Core Value Fund

Value stocks lag as investors favor technology names

Technology growth stocks dominated the market's returns, leaving value investors out in the cold for most of the past year. Value stocks enjoyed a brief rally last spring, but rising interest rates and the possibility of slower economic growth soon dimmed their earnings growth prospects. Investors shifted away from economically sensitive sectors and into technology, where earnings growth seemed unassailable. This flight produced the widest performance gap ever between growth and value stocks, which historically have had similar long-term returns. The Russell 1000 Value Index, for example, lost ground, returning -3.27% for the year ended February 29, 2000, compared to a 31.75% return for the Russell 1000 Growth Index. The Standard & Poor's 500 Index returned 11.73% for the same period.

"...the widest
 performance
 gap ever
 between
 growth and
 value
 stocks..."

Fund performance

In this environment, the winners were funds concentrated in expensive technology names -- not funds like ours that take a risk-controlled, diversified approach. For the year ended February 29, 2000, John Hancock Core Value Fund's Class A shares returned -8.08% at net asset value. By comparison, the average multi-cap value fund returned 1.12%, according to Lipper, Inc.1 (Lipper recently introduced new competitive categories to reflect more accurately the average portfolio holdings of the funds they track.) The Fund's Class B, Class C and Class I shares, which were introduced on July 1, 1999, returned -19.19%, -19.19% and -18.71%, respectively, at net asset value, from inception through February 29, 2000. Keep in mind that your net asset value return will differ from these results if you were not invested for the exact same periods and did not reinvest all distributions. For historical performance information, please see pages six and seven.

[Table at top left hand column entitled "Top Five Common Stock
Holdings." The first listing is Exxon Mobil 5.7%, the second is Citigroup 4.1%, the third AT&T 2.8%, the fourth SBC Communications 2.1% and the fifth Fannie Mae 1.9%. A note below the table reads "As a percentage of net assets on February 29, 2000."]

"...our stock
 selection
 leans heavily
 toward the
 more reason
 ably priced
 names..."

Strategy review

The Fund focuses on cheap stocks with improving prospects. While we try to match the industry weightings of the Russell 1000 Value Index, our stock selection leans heavily toward the more reasonably priced names within the value universe. Typically, we do not buy stocks that are more expensive than the market or whose earnings are growing no faster than the market. This approach has generally worked well. During the past year, however, the reverse was true. Our conservative focus also meant we had sizable stakes in some of the sectors that took the hardest hits, including finance, industrials and consumer cyclicals.

[Table at bottom of left hand column entitled "Scorecard". The header for the left column is "Investment" and the header for the right column is "Recent Performance...and What's Behind the Numbers". The first listing is General Dynamics followed by a down arrow with the phrase "Concerns about Gulfstream acquisition." The second listing is TJX Companies followed by a down arrow with the phrase "Discount retailers out of favor, earnings on target." The third listing is LSI Logic followed by an up arrow with the phrase "Booming semiconductor cycle."
A note below the table reads "See 'Schedule of Investments.' Investment holdings are subject to change."]

Weakness in financials, industrials

As investors grew increasingly concerned about rising short-term interest rates, they abandoned interest-rate-sensitive sectors. This caused stock prices to tumble even though earnings often met expectations. Most of our finance stocks fell as interest rates climbed, including banks like FleetBoston Financial, Comerica and Bank of America; insurers like Lincoln National and Hartford Financial Services Group; and finance companies like Associates First Capital and Fannie Mae. Industrials also suffered amidst concerns that an economic slowdown would hurt sales and earnings prospects. This, combined with fears that the Internet would increase price competition, hurt companies like General Dynamics, Ingersoll-Rand, Illinois Tool Works and Black & Decker. Finally, we scaled back or sold retailers like TJX Companies and Tommy Hilfiger, as well as auto stocks like Ford Motor, whose prices declined on the expectation that higher interest rates would slow consumer spending.

Telephone services under pressure

Telephone service providers also had a tough year. The explosion in voice, data and Internet communications buoyed their stock prices early on. But the stocks later retreated as investors worried about price wars in traditional phone services. We held on to companies like MCI WorldCom. Although the stock price suffered in the short term from the company's pending merger with Sprint, the company has strong long-term prospects from its dominant positions in the cellular, Internet and traditional phone markets. We also rebuilt our stake in SBC Communications -- a leader in local service that also has national long distance and Internet capabilities, as well as international assets. Finally, we kept a sizable investment in AT&T, which is uniquely positioned to become a one-stop telephone, cable and Internet provider to homes nationwide.

[Bar chart at top of left hand column with heading "Fund Performance". Under the heading is a note that reads "For the year ended February 29, 2000." The chart is scaled in increments of 5% with -20% at the bottom and 5% at the top. The first bar represents the -8.08% total return for John Hancock Core Value Fund Class A. The second bar represents the -19.19%* total return for John Hancock Core Value Fund Class B. The third bar represents the -19.19%* total return for John Hancock Core Value Fund Class C. The fourth bar represents the -18.71%* total return for John Hancock Core Value Fund Class I. The fifth bar represents the
1.12% total return for Average multi-cap value fund.   A note below the
chart reads "Total returns for John Hancock Core Value Fund are at net asset value with all distributions reinvested. The average multi-cap value fund is tracked by Lipper, Inc.1 See the following two pages for historical performance information. *From inception July 1, 1999 through February 29, 2000."]

Bright spots in technology and media

Some technology stocks met our investment criteria and did quite well, causing us in some cases to take profits. Among the strong performers were Teradyne, which makes testing equipment for semiconductor companies, LSI Logic, a semiconductor manufacturer, and Computer Associates, a software company. We also benefited from owning IBM. In the media area, CBS and Clear Channel Communications did well, thanks to increased spending by Internet start-ups on radio and billboard advertising. Finally, our energy investments, including Texaco and BP Amoco, climbed as oil prices doubled over the past year. We recently scaled back on Texaco in favor of companies like ExxonMobil, whose recent merger should translate into improved earnings prospects. Finally, a few finance stocks turned in exceptional results despite the sector rout. Citigroup benefited from the turnaround in emerging economies and better-than-expected earnings. And Morgan Stanley Dean Witter enjoyed brisk business from underwriting, Internet capital raising and merger advisory activity.

"...the bar
 gains and
 earnings
 growth
 potential in
 the value
 sector will
 become
 apparent..."

Opportunity ahead

We remain optimistic about the prospects for value stocks. In the coming year, we expect steady economic growth in the United States, improving growth in Europe, and much better growth in the Far East. All of this bodes well for the earnings prospects of U.S. companies, particularly large, economically sensitive companies that do business overseas. Since stock prices typically follow earnings, this should translate into a broad-based boost for the market. At some point, the bargains and earnings growth potential in the value sector will become apparent to investors. In the meantime, we plan to take advantage of the excellent buying opportunities that currently exist.

-------------------------------------------------------------------------
This commentary reflects the views of the portfolio management team through the end of the Fund's period discussed in this report. Of course, the team's views are subject to change as market and other conditions warrant.

1 Figures from Lipper, Inc. include reinvested dividends and do not take into account sales charges. Actual load-adjusted performance is lower.



A LOOK AT PERFORMANCE

The tables on the right show the cumulative total returns and the average annual total returns for the John Hancock Core Value Fund. Total return measures the change in value of an investment from the beginning to the end of a period, assuming all distributions were reinvested.

For Class A shares, total return figures include a maximum applicable sales charge of 5%. Effective July 1, 1999, existing shares of the Fund were designated as Class A shares and became available to individual investors. Class B performance reflects a maximum contingent deferred sales charge (maximum 5% and declining to 0% over six years). Class C performance includes a contingent deferred sales charge (1% declining to 0% after one year). Sales charge is not applicable for Class I shares.*

All figures represent past performance and are no guarantee of future results. Keep in mind that the total return and share price of the Fund's investments will fluctuate. As a result, your Fund's shares may be worth more or less than their original cost, depending on when you sell them. Please read your prospectus carefully before you invest or send money.

* For certain institutional investors.

CLASS A
For the period ended December 31, 1999
                                                                SINCE
                                                   ONE      INCEPTION
                                                  YEAR       (10/2/95)
                                               -------        -------
Cumulative Total Return                         (0.60%)       100.53%
Average Annual Total Return(1)                  (0.60%)        17.80%

CLASS B
For the period ended December 31, 1999
                                                                SINCE
                                                            INCEPTION
                                                              (7/1/99)
                                                              -------
Cumulative Total Return                                       (11.41%)
Average Annual Total Return(1)                                (11.41%)(2)

CLASS C
For the period ended December 31, 1999
                                                                SINCE
                                                            INCEPTION
                                                              (7/1/99)
                                                              -------
Cumulative Total Return                                        (7.71%)
Average Annual Total Return(1)                                 (7.71%)(2)

CLASS I*
For the period ended December 31, 1999
                                                                SINCE
                                                            INCEPTION
                                                              (7/1/99)
                                                              -------
Cumulative Total Return                                        (6.40%)
Average Annual Total Return(1)                                 (6.40%)(2)

Notes to Performance

(1) The Adviser has agreed to limit the Fund's expenses (excluding 12b-1 and transfer agent fees) to 0.90% (until July 1, 2000) of the Fund's average daily net assets. In addition, the Distributor will not impose the Class A 12b-1 fee until July 1, 2000. Without the limitation of expenses, the average annual total return for the one-year and since inception periods for Class A shares would have been (1.20%) and 12.75%, respectively. Without the limitation of expenses, the cumulative total return for the period since inception for Class B, Class C and Class I shares would have been (11.68%), (7.98%) and (6.67%), respectively.

(2) Not annualized.


WHAT HAPPENED TO A $10,000 INVESTMENT...

The chart on the right shows how much a $10,000 investment in the John Hancock Core Value Fund would be worth, assuming all distributions were reinvested for the period indicated. For comparison, we've shown the same $10,000 investment in the Russell 1000 Value Index -- an unmanaged capitalization- weighted price-only index, which is comprised of 1,000 of the largest capitalized U.S.-domiciled companies whose common stock is traded on the New York Stock Exchange. The securities in this index have a less-than- average growth orientation. It is not possible to invest in an index.

[Line chart with the heading John Hancock Independence Core Value Fund Class A, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are three lines. The first line represents the Russell 1000 Value Index and is equal to $19,491 as of February 29, 2000. The second line represents the value of the hypothetical $10,000 investment made in the John Hancock Core Value
Fund on October 2, 1995, before sales charge and is equal to $18,338 as of February 29, 2000. The third line represents the same hypothetical investment made in the John Hancock Core Value Fund, after sales charge, and is equal to $17,416 as of February 29, 2000.]

The chart below shows the value of a $10,000 investment in the Fund's Class B and Class C shares, and the value of a $250,000 investment in the Fund's Class I shares, assuming all distributions were reinvested between July 1, 1999 and February 29, 2000. Performance of the classes will vary based on the difference in sales charges paid by shareholders investing in the different classes and the fee structure of those classes. Past performance is not indicative of future results.

                                       Class B        Class C        Class I
                                    at $10,000     at $10,000    at $250,000
----------------------------------------------------------------------------
Inception Date                          7/1/99         7/1/99         7/1/99
----------------------------------------------------------------------------
Without Sales Charge                    $8,081         $8,081       $203,222
----------------------------------------------------------------------------
With Maximum Sales Charge               $7,677         $8,001             --
----------------------------------------------------------------------------
Russell 1000 Value Index                $8,517         $8,517       $212,919
----------------------------------------------------------------------------



FINANCIAL STATEMENTS

The Statement of Assets and Liabilities is the Fund's balance sheet and shows the value of what the Fund owns, is due and owes as of February 29, 2000. You'll also find the net asset value per share as of that date.

Statement of Assets and Liabilities
February 29, 2000
------------------------------------------------------------
Assets:
Investments at value - Note C:
Common stocks (cost - $21,715,707)               $19,780,288
Joint repurchase agreement (cost -
$214,000)                                            214,000
Corporate savings account                                 54
                                                 -----------
                                                  19,994,342
Receivable for investments sold                        2,941
Receivable for shares sold                             4,496
Dividends receivable                                  53,603
Interest receivable                                       36
Receivable from John Hancock
Advisers, Inc.  and affiliates -
Note B                                                32,141
Deferred organization expense -
Note A                                                 1,022
Other assets                                             274
                                                 -----------
Total Assets                                      20,088,855
                                                 -----------

Liabilities:
Payable for shares repurchased                        44,940
Payable to John Hancock Advisers,
Inc. and affiliates - Note B                          30,267
Accounts payable and accrued
expenses                                              42,910
                                                 -----------
Total Liabilities                                    118,117
                                                 -----------

Net Assets:
Capital paid-in                                   21,863,536
Accumulated net realized gain on
investments                                            6,297
Net unrealized depreciation of
investments                                       (1,935,419)
Undistributed net investment income                   36,324
                                                 -----------
Net Assets                                       $19,970,738
============================================================
Net Asset Value Per Share:
(Based on net asset values and shares of
beneficial interest outstanding - unlimited number of
shares authorized with no par value)
Class A* - $11,507,832/1,075,148                      $10.70
============================================================
Class B* - $7,538,924/705,449                         $10.69
============================================================
Class C* - $257,874/24,134                            $10.69
============================================================
Class I* - $666,108/62,225                            $10.70
============================================================
Maximum Offering Price Per Share**
Class A - ($10.70 x 105.26%)                          $11.26
============================================================
 * Effective July 1, 1999, existing shares of the Fund were renamed
   Class A shares and Class B, Class C and Class I shares commenced operations.
** On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

See notes to financial statements.




The Statement of Operations summarizes the Fund's investment income earned and expenses incurred in operating the Fund. It also shows net gains for the period stated.

Statement of Operations
Year ended February 29, 2000
------------------------------------------------------------
Investment Income:
Dividends (net of foreign
withholding taxes of $362)                          $249,785
Interest (including securities
lending income of $161)                               18,442
                                                 -----------
                                                     268,227
                                                 -----------
Expenses:
Investment management fee - Note B                   103,756
Distribution and service fee - Note B
Class A                                               20,435
Class B                                               32,466
Class C                                                1,086
Registration and filing fees                          36,266
Custodian fee                                         23,429
Auditing fee                                          18,489
Printing                                              10,671
Transfer agent fee - Note B                            6,485
Accounting and legal services fee -
Note B                                                 2,447
Organization expense - Note A                          1,749
Trustees' fees                                         1,403
Miscellaneous                                            857
Legal fees                                               332
                                                 -----------
Total Expenses                                       259,871
                                                 -----------
Less Expense Reductions - Note B                     (82,643)
                                                 -----------
Less: Distribution and Service Fee -
Class A - Note B                                     (20,435)
                                                 -----------
Net Expenses                                         156,793
                                                 -----------
Net Investment Income                                111,434
                                                 -----------
Realized and Unrealized Gain (Loss)
on Investments:
Net realized gain on investments sold                533,950
Change in net unrealized
appreciation/depreciation of
investments                                       (2,969,929)
                                                 -----------
Net Realized and Unrealized  Loss
on Investments                                    (2,435,979)
                                                 -----------
Net Decrease in Net Assets
Resulting from Operations                        ($2,324,545)
                                                 ===========

See notes to financial statements.





Statement of Changes in Net Assets
-----------------------------------------------------------------------------------------------

                                                                     YEAR ENDED      YEAR ENDED
                                                                    FEBRUARY 28,    FEBRUARY 29,
                                                                        1999            2000
                                                                    -----------     -----------
Increase (Decrease) in Net Assets:
From Operations:
Net investment income                                                   $69,714        $111,434
Net realized gain on investments sold                                   834,769         533,950
Change in net unrealized appreciation/depreciation of investments      (193,421)     (2,969,929)
                                                                    -----------     -----------
Net Increase (Decrease) in Net Assets Resulting from Operations         711,062      (2,324,545)
                                                                    -----------     -----------
Distributions to Shareholders:
Dividends from net investment income
Class A* - ($0.1785 and $0.0785 per share, respectively)                (79,584)        (74,593)
Class B* - (none and $0.0161 per share, respectively)                        --          (8,743)
Class C* - (none and $0.0161 per share, respectively)                        --            (270)
Class I* - (none and $0.0785 per share, respectively)                        --          (3,333)
Distributions from net realized gain on investments sold
Class A* - ($2.7712 and $0.7001 per share, respectively)             (1,235,864)       (435,361)
Class B* - (none and $0.1001 per share, respectively)                        --         (54,266)
Class C* - (none and $0.1001 per share, respectively)                        --          (1,677)
Class I* - (none and $0.1001 per share, respectively)                        --          (4,252)
                                                                    -----------     -----------
Total Distributions to Shareholders                                  (1,315,448)       (582,495)
                                                                    -----------     -----------
From Fund Share Transactions - Net:**                                  (458,243)     16,193,047
                                                                    -----------     -----------
Net Assets:
Beginning of period                                                   7,747,360       6,684,731
                                                                    -----------     -----------
End of period (including undistributed net investment income
of $11,526 and $36,324, respectively)                                $6,684,731     $19,970,738
                                                                    ===========     ===========

See notes to financial statements.





Statement of Changes in Net Assets (continued)
---------------------------------------------------------------------------------------------------------------
*  Analysis of Fund Share Transactions:
                                                                            YEAR ENDED                YEAR ENDED
                                                                        FEBRUARY 28, 1999         FEBRUARY 29, 2000
                                                                    ------------------------  ------------------------
                                                                        SHARES      AMOUNT      SHARES        AMOUNT
                                                                    -----------  -----------  -----------  -----------
CLASS A*
Shares sold                                                             106,470   $1,518,766      983,090  $11,856,359
Shares issued to shareholders in reinvestment of distributions          106,255    1,315,448       39,669      510,527
                                                                    -----------  -----------  -----------  -----------
                                                                        212,725    2,834,214    1,022,759   12,366,886
Less shares repurchased                                                (228,113)  (3,292,457)    (488,368)  (5,886,379)
                                                                    -----------  -----------  -----------  -----------
Net increase (decrease)                                                 (15,388)   $(458,243)     534,391   $6,480,507
                                                                    ===========  ===========  ===========  ===========
CLASS B*
Shares sold                                                                  --           --      795,287   $9,680,255
Shares issued to shareholders in reinvestment of distributions               --           --        4,377       49,054
                                                                    -----------  -----------  -----------  -----------
                                                                             --           --      799,664    9,729,309
Less shares repurchased                                                      --           --      (94,215   (1,095,387)
                                                                    -----------  -----------  -----------  -----------
Net increase                                                                 --           --      705,449   $8,633,922
                                                                    ===========  ===========  ===========  ===========
CLASS C*
Shares sold                                                                  --           --       32,121     $391,553
Shares issued to shareholders in reinvestment of distributions               --           --          120        1,264
                                                                    -----------  -----------  -----------  -----------
                                                                             --           --       32,241      392,817
Less shares repurchased                                                      --           --       (8,107      (91,269)
                                                                    -----------  -----------  -----------  -----------
Net increase                                                                 --           --       24,134     $301,548
                                                                    ===========  ===========  ===========  ===========
CLASS I*
Shares sold                                                                  --           --       62,785     $783,431
Shares issued to shareholders in reinvestment of distributions               --           --          603        7,855
                                                                    -----------  -----------  -----------  -----------
                                                                             --           --       63,388      791,286
Less shares repurchased                                                      --           --       (1,163      (14,216)
                                                                    -----------  -----------  -----------  -----------
Net increase                                                                 --           --       62,225     $777,070
                                                                    ===========  ===========  ===========  ===========

*  Effective July 1, 1999, existing shares of the Fund were renamed Class A shares, and Class B, Class C and Class I shares commenced operations.

See notes to financial statements.





Financial Highlights
The following tables include selected data for a share outstanding throughout each period, total investment return, key ratios and supplemental data are listed as follows:
--------------------------------------------------------------------------------------------------------------------

                                          PERIOD FROM OCTOBER 2, 1995        YEAR ENDED FEBRUARY 29,        YEAR ENDED
                                          (COMMENCEMENT OF OPERATIONS)  --------------------------------   FEBRUARY 29,
                                              TO FEBRUARY 29, 1996        1997        1998        1999        2000
                                              --------------------      --------    --------    --------    --------
CLASS A(8)
Per Share Operating Performance
Net Asset Value, Beginning of Period                  $8.50                $9.47      $10.88      $13.93      $12.36
                                                   --------             --------    --------    --------    --------
Net Investment Income (3)                              0.10                 0.23        0.21        0.15        0.13
Net Realized and Unrealized Gain (Loss) on
Investments                                            0.96                 1.77        3.33        1.23       (1.01)
                                                   --------             --------    --------    --------    --------
Total from Investment Operations                       1.06                 2.00        3.54        1.38       (0.88)
                                                   --------             --------    --------    --------    --------

Less Distributions:
Dividends from Net Investment Income                  (0.09)               (0.19)      (0.13)      (0.18)      (0.08)
Distributions from Net Realized Gain on
Investments Sold                                         --                (0.40)      (0.36)      (2.77)      (0.70)
                                                   --------             --------    --------    --------    --------
Total Distributions                                   (0.09)               (0.59)      (0.49)      (2.95)      (0.78)
                                                   --------             --------    --------    --------    --------
Net Asset Value, End of Period                        $9.47               $10.88      $13.93      $12.36      $10.70
                                                   ========             ========    ========    ========    ========
Total Investment Return at Net Asset Value (6)       12.52%(2)            21.36%      32.97%       9.87%      (8.08%)
Total Adjusted Investment Return at Net
Asset Value (6,7)                                    (1.18%)(2)           15.92%      32.02%       8.94%      (8.94%)

Ratios and Supplemental Data
Net Assets, End of Period (000s omitted)               $682               $1,323      $7,747      $6,685     $11,508
Ratio of Expenses to Average Net Assets               0.95%(1)             0.95%       0.95%       0.95%       0.95%
Ratio of Adjusted Expenses to Average Net
Assets (4,5)                                         34.06%(1)             6.39%       1.90%       1.88%       1.89%
Ratio of Net Investment Income to Average
Net Assets                                            2.81%(1)             2.26%       1.60%       1.03%       1.09%
Ratio of Adjusted Net Investment Income
(Loss) to Average Net Assets (4,5)                  (30.30%)(1)           (3.18%)      0.65%       0.10%       0.15%
Portfolio Turnover Rate                                 12%                  66%        119%         61%         76%
Fee Reduction Per Share (3)                           $1.22                $0.55       $0.12       $0.13       $0.09

The Financial Highlights summarizes the impact of the following factors on a single share for each period indicated: net investment income, gains (losses), dividends and total investment return of the Fund. It shows how the Fund's net asset value for a share has changed since the end of the previous period. Additionally, important relationships between some items presented in the financial statements are expressed in ratio form.

See notes to financial statements.





Financial Highlights (continued)
------------------------------------------------------------------------------------

                                                           FOR THE PERIOD FROM
                                                               JULY 1, 1999
                                                        (COMMENCEMENT OF OPERATIONS)
                                                           TO FEBRUARY 29, 2000
                                                        ----------------------------
CLASS B
Per Share Operating Performance
Net Asset Value, Beginning of Period                              $13.35
                                                                --------
Net Investment Income (3)                                           0.02
Net Realized and Unrealized Loss on
Investments                                                        (2.56)
                                                                --------
Total from Investment Operations                                   (2.54)
                                                                --------
Less Distributions:
Dividends from Net Investment Income                               (0.02)
Distributions from Net Realized Gain on
Investments                                                        (0.10)
                                                                --------
Total Distributions                                                (0.12)
                                                                --------
Net Asset Value, End of Period                                    $10.69
                                                                ========
Total Investment Return at Net Asset Value (6)                   (19.19%)(2)
Total Adjusted Investment Return at Net
Asset Value (6,7)                                                (19.61%)(2)

Ratios and Supplemental Data
Net Assets, End of Period (000s omitted)                          $7,539
Ratio of Expenses to Average Net Assets                            1.95%(1)
Ratio of Adjusted Expenses to Average Net
Assets (4,5)                                                       2.59%(1)
Ratio of Net Investment Income to Average
Net Assets                                                         0.19%(1)
Ratio of Adjusted Net Investment Loss to
Average Net Assets (4,5)                                          (0.45%)(1)
Portfolio Turnover Rate                                              76%
Fee Reduction Per Share (3)                                        $0.07

CLASS C
Per Share Operating Performance
Net Asset Value, Beginning of Period                              $13.35
                                                                --------
Net Investment Income (3)                                           0.02
Net Realized and Unrealized Loss on
Investments                                                        (2.56)
                                                                --------
Total from Investment Operations                                   (2.54)
                                                                --------
Less Distributions:
Dividends from Net Investment Income                               (0.02)
Distributions from Net Realized Gain on
Investments                                                        (0.10)
                                                                --------
Total Distributions                                                (0.12)
                                                                --------
Net Asset Value, End of Period                                    $10.69
                                                                ========
Total Investment Return at Net Asset Value (6)                   (19.19%)(2)
Total Adjusted Investment Return at Net
Asset Value (6,7)                                                (19.61%)(2)

Ratios and Supplemental Data
Net Assets, End of Period (000s omitted)                            $258
Ratio of Expenses to Average Net Assets                            1.95%(1)
Ratio of Adjusted Expenses to Average Net
Assets (4,5)                                                       2.59%(1)
Ratio of Net Investment Income to Average
Net Assets                                                         0.21%(1)
Ratio of Adjusted Net Investment Loss to
Average Net Assets (4,5)                                          (0.43%)(1)
Portfolio Turnover Rate                                              76%
Fee Reduction Per Share (3)                                        $0.07


See notes to financial statements.





Financial Highlights (continued)
------------------------------------------------------------------------------------

                                                           FOR THE PERIOD FROM
                                                               JULY 1, 1999
                                                        (COMMENCEMENT OF OPERATIONS)
                                                           TO FEBRUARY 29, 2000
                                                        ----------------------------
CLASS I
Per Share Operating Performance
Net Asset Value, Beginning of Period                              $13.35
                                                                --------
Net Investment Income (3)                                           0.09
Net Realized and Unrealized Loss on
Investments                                                        (2.56)
                                                                --------
Total from Investment Operations                                   (2.47)
                                                                --------
Less Distributions:
Dividends from Net Investment Income                               (0.08)
Distributions from Net Realized Gain on
Investments                                                        (0.10)
                                                                --------
Total Distributions                                                (0.18)
                                                                --------
Net Asset Value, End of Period                                    $10.70
                                                                ========
Total Investment Return at Net Asset Value (6)                   (18.71%)(2)
Total Adjusted Investment Return at Net
Asset Value (6,7)                                                (19.13%)(2)

Ratios and Supplemental Data
Net Assets, End of Period (000s omitted)                            $666
Ratio of Expenses to Average Net Assets                            0.95%(1)
Ratio of Adjusted Expenses to Average Net
Assets (4,5)                                                       1.59%(1)
Ratio of Net Investment Income to Average
Net Assets                                                         1.09%(1)
Ratio of Adjusted Net Investment Income to
Average Net Assets (4,5)                                           0.45%(1)
Portfolio Turnover Rate                                              76%
Fee Reduction Per Share (3)                                        $0.07

(1) Annualized.
(2) Not annualized.
(3) Based on the average of the shares outstanding at the end of each month
(4) Unreimbursed, without fee reduction.
(5) Adjusted expenses as a percentage of average net assets are expected to decrease and adjusted net investment income as a percentage of average net assets is expected to increase as the net assets of the Fund grow.
(6) Assumes dividend reinvestment and does not reflect the effect of sales charges.
(7) An estimated total return calculation that does not take into consideration fee reductions by the Adviser during the periods shown.
(8) Effective July 1, 1999, existing shares of the fund were designated
    Class A shares. The Fund which had previously only been sold to institutional investors, also became available for sale to individual investors.

See notes to financial statements.





Schedule of Investments
February 29, 2000
-------------------------------------------------------------------------------------------------

The Schedule of Investments is a complete list of all securities owned by the Core Value Fund on February 29, 2000. It's divided into two main categories: common stocks and short-term investments. Common stocks are further broken down by industry group. Short-term investments, which represent the Fund's "cash" position, are listed last.

                                                                            NUMBER         MARKET
ISSUER, DESCRIPTION                                                       OF SHARES         VALUE
-------------------------------                                          ----------     ---------
COMMON STOCKS
Aerospace (2.94%)
Boeing Co. (The)                                                            1,700         $62,688
Cordant Technologies, Inc.                                                  1,700          55,038
General Dynamics Corp.                                                      5,100         220,575
United Technologies Corp.                                                   4,900         249,594
                                                                                      -----------
                                                                                          587,895
                                                                                      -----------
Automobile/Trucks (1.63%)
Dana Corp.                                                                  1,400          29,838
Ford Motor Co.                                                              7,100         295,537
                                                                                      -----------
                                                                                          325,375
                                                                                      -----------
Banks - United States (9.57%)
AmSouth Bancorp.                                                            4,200          60,900
Bank of America Corp.                                                       5,500         253,344
Bank One Corp.                                                              3,100          80,019
Chase Manhattan Corp.                                                       2,400         191,100
Comerica, Inc.                                                              2,600          96,038
Fifth Third Bancorp.                                                        1,600          83,300
First Union Corp.                                                           4,100         120,950
Firstar Corp.                                                               4,000          71,250
FleetBoston Financial Corp.                                                 9,500         258,875
KeyCorp                                                                     3,000          50,813
Marshall & Ilsley Corp.                                                     1,400          64,313
Mellon Financial Corp.                                                      5,400         162,675
Morgan (J.P.) & Co., Inc.                                                     700          77,700
SunTrust Banks, Inc.                                                        3,100         157,519
Wells Fargo Co.                                                             5,500         181,844
                                                                                      -----------
                                                                                        1,910,640
                                                                                      -----------
Beverages (1.00%)
Anheuser-Busch Cos., Inc.                                                   3,100         198,787
                                                                                      -----------
Broker Services (0.87%)
Merrill Lynch & Co., Inc.                                                   1,700         174,250
                                                                                      -----------
Building (1.79%)
Black & Decker Corp. (The)                                                  3,100         102,106
Georgia-Pacific Group                                                       1,300          45,094
Weyerhauser Co.                                                             1,600          82,100
Willamette Industries, Inc.                                                 3,800         128,962
                                                                                      -----------
                                                                                          358,262
                                                                                      -----------
Chemicals (0.90%)
Dow Chemical Co.                                                              600          65,100
Praxair, Inc.                                                               1,700          57,375
Solutia, Inc.                                                               4,100          56,631
                                                                                      -----------
                                                                                          179,106
                                                                                      -----------
Computers (3.11%)
Compaq Computer Corp.                                                       4,600         114,425
First Data Corp.                                                            2,900         130,500
Hewlett-Packard Co.                                                         1,300         174,850
International Business Machines Corp.                                       1,400         142,800
Intuit, Inc.*                                                               1,100          57,750
                                                                                      -----------
                                                                                          620,325
                                                                                      -----------
Consumer Products Misc. (0.34%)
American Greetings Corp. (Class A)                                          4,000          69,000
                                                                                      -----------
Diversified Operations (3.30%)
Honeywell International, Inc.                                               6,000         288,750
Minnesota Mining & Manufacturing Co.                                        1,400         123,375
Monsanto Co.                                                                2,300          89,269
Textron, Inc.                                                               2,600         158,600
                                                                                      -----------
                                                                                          659,994
                                                                                      -----------
Electronics (3.27%)
LSI Logic Corp.*                                                            1,000          64,063
Motorola, Inc.                                                              2,200         375,100
SCI Systems, Inc*                                                           2,200          88,550
Vishay Intertechnology, Inc.*                                               2,900         124,700
                                                                                      -----------
                                                                                          652,413
                                                                                      -----------
Finance (11.46%)
Associates First Capital Corp.
(Class A)                                                                   5,700         113,287
Charter One Financial, Inc.                                                 7,500         118,125
Citigroup, Inc.                                                            16,000         827,000
Fannie Mae                                                                  7,300         386,900
Golden West Financial Corp.                                                 3,600         102,600
Household International, Inc.                                               2,000          63,875
Kansas City Southern Industries, Inc.                                         800          63,000
MBNA Corp.                                                                  7,300         166,075
Morgan Stanley Dean Witter & Co.                                            5,400         380,362
Washington Mutual, Inc.                                                     3,100          68,588
                                                                                      -----------
                                                                                        2,289,812
                                                                                      -----------
Food (1.47%)
ConAgra, Inc.                                                               5,800          94,975
Kellogg Co.                                                                 3,800          96,187
Quaker Oats Co.                                                             1,900         102,481
                                                                                      -----------
                                                                                          293,643
                                                                                      -----------
Furniture (0.27%)
Leggett & Platt, Inc.                                                       3,200          53,800
                                                                                      -----------
Insurance (6.51%)
American General Corp.                                                      3,700         193,094
American International Group, Inc.                                          1,800         159,187
Aon Corp.                                                                   2,000          41,875
AXA Financial, Inc.                                                         7,300         218,544
Hartford Financial Services
Group, Inc. (The)                                                           3,400         106,250
Lincoln National Corp.                                                      4,400         122,375
Marsh & McLennan Cos., Inc.                                                   800          61,900
Torchmark Corp.                                                             2,300          45,569
Travelers Property Casualty Corp.
(Class A)                                                                   4,700         148,637
XL Capital Ltd. (Class A)                                                   5,000         202,187
                                                                                      -----------
                                                                                        1,299,618
                                                                                      -----------
Machinery (0.81%)
Ingersoll-Rand Co.                                                          4,200         160,912
                                                                                      -----------
Media (3.94%)
AT&T Corp. - Liberty Media Group *
(Class A)                                                                   5,700         297,825
CBS Corp.                                                                   3,900         232,294
Clear Channel Communications, Inc.*                                         2,000         133,250
Gannett Co., Inc.                                                           1,900         123,856
                                                                                      -----------
                                                                                          787,225
                                                                                      -----------
Medical (3.27%)
Abbott Laboratories                                                         3,000          98,250
American Home Products Corp.                                                1,100          47,850
Baxter International, Inc.                                                  2,600         141,700
Bristol-Myers Squibb Co.                                                    1,500          85,219
Cardinal Health, Inc.                                                       2,000          82,500
Johnson & Johnson                                                             500          35,875
Pall Corp.                                                                  2,600          51,350
Pharmacia & Upjohn, Inc.                                                    2,300         109,537
                                                                                      -----------
                                                                                          652,281
                                                                                      -----------
Metal (2.27%)
Alcoa, Inc.                                                                 1,600         109,600
Illinois Tool Works, Inc.                                                   4,400         227,425
Reynolds Metals Co.                                                         1,100          69,850
Worthington Industries, Inc.                                                3,500          46,375
                                                                                      -----------
                                                                                          453,250
                                                                                      -----------
Office (1.05%)
Avery Dennison Corp.                                                        2,000         121,375
Pitney Bowes, Inc.                                                          1,800          89,100
                                                                                      -----------
                                                                                          210,475
                                                                                      -----------
Oil & Gas (11.60%)
Anadarko Petroleum Corp.                                                    2,100          64,575
Atlantic Richfield Co.                                                      3,600         255,600
Chevron Corp.                                                               4,100         306,219
Conoco, Inc. (Class A)                                                      3,100          59,481
El Paso Energy Corp.                                                        2,100          77,831
Exxon Mobil Corp.                                                          15,000       1,129,687
Kerr-McGee Corp.                                                            2,900         129,775
Royal Dutch Petroleum Co.
(Netherlands)                                                               1,900          99,750
Texaco, Inc.                                                                1,200          56,925
USX - Marathon Group                                                        6,300         136,237
                                                                                      -----------
                                                                                        2,316,080
                                                                                      -----------
Paper & Paper Products (2.36%)
Boise Cascade Corp.                                                         2,500          74,531
Champion International Corp.                                                1,800          93,150
International Paper Co.                                                     5,100         187,744
Kimberly-Clark Corp.                                                        1,600          82,700
Smurfit-Stone Container Corp.*                                              2,400          32,700
                                                                                      -----------
                                                                                          470,825
                                                                                      -----------
Printing - Commercial (0.33%)
Donnelley (R.R.) & Sons Co.                                                 3,400          65,025
                                                                                      -----------
Retail (3.11%)
Brinker International, Inc.                                                 6,100         132,675
Circuit City Stores-Circuit City Group                                      1,900          76,713
Federated Department Stores, Inc.*                                          2,400          88,050
Limited, Inc. (The)                                                         1,500          51,000
Outback Steakhouse, Inc.*                                                   2,400          62,700
Target Corp.                                                                1,100          64,900
TJX Cos., Inc.                                                              9,100         145,031
                                                                                      -----------
                                                                                          621,069
                                                                                      -----------
Steel (0.40%)
Nucor Corp.                                                                 1,200          59,625
Ryerson Tull, Inc.                                                          1,600          21,200
                                                                                      -----------
                                                                                           80,825
                                                                                      -----------
Telecommunications (7.71%)
AT&T Corp.                                                                 11,500         568,531
Bell Atlantic Corp.                                                         4,200         205,537
MCI WorldCom, Inc.*                                                         6,750         301,219
Sprint Corp. (FON Group)                                                    4,400         268,400
Sprint Corp. (PCS Group)                                                    3,800         196,650
                                                                                      -----------
                                                                                        1,540,337
                                                                                      -----------
Tobacco (0.86%)
Philip Morris Cos., Inc.                                                    4,600          92,287
UST, Inc.                                                                   4,100          79,181
                                                                                      -----------
                                                                                          171,468
                                                                                      -----------
Transportation (2.06%)
Burlington Northern Santa Fe Corp.                                          5,700         112,219
CNF Transportation, Inc.                                                    2,200          70,538
UAL Corp.*                                                                  2,900         141,375
Union Pacific Corp.                                                         2,300          87,400
                                                                                      -----------
                                                                                          411,532
                                                                                      -----------
Utilities (10.85%)
Ameren Corp.                                                                4,000         120,000
BellSouth Corp.                                                             6,900         281,175
Cinergy Corp.                                                               1,500          32,063
Constellation Energy Group                                                  1,900          56,525
Dominion Resources, Inc.                                                    1,000          36,688
Duke Energy Corp.                                                           2,100         101,850
Edison International                                                        5,100         134,194
Entergy Corp.                                                               4,800          97,200
Florida Progress Corp.                                                      1,900          80,988
FPL Group, Inc.                                                             1,500          57,938
GTE Corp.                                                                   3,300         194,700
OGE Energy Corp.                                                            3,500          60,156
PECO Energy Co.                                                             2,800         104,475
Pinnacle West Capital Corp.                                                 1,200          33,150
Reliant Energy, Inc.                                                        6,400         131,600
SBC Communications, Inc.                                                   10,900         414,200
Southern Co.                                                                7,000         155,312
Telephone and Data Systems, Inc.                                              700          73,850
                                                                                      -----------
                                                                                        2,166,064
                                                                                      -----------
TOTAL COMMON STOCKS
(Cost $21,715,707)                                                        (99.05%)     19,780,288
                                                                          -------     -----------

                                                          INTEREST     PAR VALUE
@                                                           RATE     (000S OMITTED)
@                                                         --------    ------------
SHORT-TERM INVESTMENTS
Joint Repurchase Agreement (1.07%)
Investment in a joint repurchase
agreement transaction with
Barclay's, Inc. - Dated 02-29-00,
due 03-01-00 (Secured by U.S.
Treasury Bonds, 7.50% thru
10.00% due 05-15-10 thru
02-15-25, and U.S. Treasury
Notes, 5.125% thru 6.25%
due 07-31-00 thru 08-15-07) -
Note A                                                      5.790%           $214         214,000
                                                                                      -----------
Corporate Savings Account (0.00%)
Investors Bank & Trust Company
Daily Interest Savings Account
Current Rate 4.65%                                                                             54
                                                                                      -----------
TOTAL SHORT-TERM INVESTMENTS                                               (1.07%)        214,054
                                                                          -------     -----------
TOTAL INVESTMENTS                                                        (100.12%)     19,994,342
                                                                          -------     -----------
OTHER ASSETS AND LIABILITIES, NET                                          (0.12%)        (23,604)
                                                                          -------     -----------
TOTAL NET ASSETS                                                         (100.00%)    $19,970,738
                                                                          =======     ===========

* Non-income producing security.

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

See notes to financial statements.




NOTES TO FINANCIAL STATEMENTS

NOTE A -
ACCOUNTING POLICIES

John Hancock Institutional Series Trust (the "Trust") is an open-end management investment company registered under the Investment Company Act of 1940. The Trust, organized as a Massachusetts business trust in 1994, consists of eleven series portfolios: John Hancock Core Value Fund ("the Fund"), John Hancock Active Bond Fund, John Hancock Dividend Performers Fund, John Hancock Medium Capitalization Growth Fund, John Hancock Small Capitalization Growth Fund, John Hancock Small Capitalization Value Fund, John Hancock International Equity Fund, John Hancock Independence Balanced Fund, John Hancock Core Growth Fund, John Hancock Independence Diversified Core Equity Fund II and John Hancock Independence Medium Capitalization Fund. Prior to July 1, 1999, John Hancock Core Value Fund was known as John Hancock Independence Value Fund, John Hancock Core Growth Fund was known as John Hancock Independence Growth Fund and John Hancock Medium Capitalization Growth Fund was known as John Hancock Multi-Sector Growth Fund. The other ten series of the Trust are reported in separate financial statements. The investment objective of the Fund is to seek above-average total return.

The Trustees have authorized the issuance of multiple classes of shares of the Fund, designated as Class A, Class B, Class C and Class I shares. Effective July 1, 1999, the Fund, which had previously only been sold to institutional investors, also became available for sale to individual investors. Existing shares of the Fund were designated Class A shares, and Class B, Class C and Class I shares commenced operations. The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemptions, dividends and liquidation, except that certain expenses, subject to the approval of the Trustees, may be applied differently to each class of shares in accordance with current regulation of the Securities and Exchange Commission and the Internal Revenue Service. Shareholders of a class, which bears distribution and service expenses under terms of a distribution plan, have exclusive right to that distribution plan.

Significant accounting policies of the Fund are as follows:

VALUATION OF INVESTMENTS Securities in the Fund portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments maturing within 60 days are valued at amortized cost, which approximates market value. All portfolio transactions initially expressed in terms of foreign currencies have been translated into U.S. dollars as described in "Foreign Currency Translation."

JOINT REPURCHASE AGREEMENT Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having a management contract with John Hancock Advisers, Inc. (the "Adviser"), a wholly owned subsidiary of The Berkeley Financial Group, Inc., may participate in a joint repurchase agreement transaction. Aggregate cash balances are invested in one or more repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Fund's custodian bank receives delivery of the underlying securities for the joint account on the Fund's behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

INVESTMENT TRANSACTIONS Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis. Capital gains realized on some foreign securities are subject to foreign taxes and are accrued as applicable.

FEDERAL INCOME TAXES The Fund qualifies as a "regulated investment company" by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income which is distributed to shareholders. Therefore, no federal income tax provision is required.

DIVIDENDS, DISTRIBUTIONS AND INTEREST Dividend income on investment securities is recorded on the ex-dividend date or, in the case of some foreign securities, on the date thereafter when the Fund identified the dividend. Interest income on investment securities is recorded on the accrual basis. Foreign income may be subject to foreign withholding taxes, which are accrued as applicable.

The Fund records all distributions to shareholders from net investment income and realized gains on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles. Dividends paid by the Fund with respect to each class of shares will be calculated in the same manner, at the same time and will be in the same amount, except for the effect of expenses that may be applied differently to each class.

CLASS ALLOCATIONS Income, common expenses and realized and unrealized gains (losses) are determined at the Fund level and allocated daily to each class of shares based on the appropriate net assets of the respective classes. Distribution and service fees, if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rate(s) applicable to each class.

DISCOUNT ON SECURITIES The Fund accretes discount from par value on securities from either the date of issue or the date of purchase over the life of the security, as required by the Internal Revenue Code.

EXPENSES The majority of the expenses of the Trust were directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund will be allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

USE OF ESTIMATES The preparation of these financial statements in accordance with generally accepted accounting principles incorporated estimates made by management in determining the reported amounts of assets, liabilities, revenues and expenses of the Fund. Actual results could have differed from these estimates.

ORGANIZATION EXPENSE Expenses incurred in connection with the organization of the Fund have been capitalized and are being charged to the Funds' operations ratably over a five-year period that began with the commencement of the investment operations of the Fund.

BANK BORROWINGS The Fund is permitted to have bank borrowings for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Fund has entered into a syndicated line of credit agreement with various banks. This agreement enables the Fund to participate with other funds managed by the Adviser in an unsecured line of credit with banks which permit borrowings up to $500 million, collectively. Interest is charged to each fund based on its borrowing. In addition, a commitment fee is charged based on the average daily unused portion of the line of credit and is allocated among the participating funds. The Fund had no borrowing activity for the year ended February 29, 2000.

SECURITIES LENDING The Fund may lend its securities to certain qualified brokers who pay the Fund negotiated lender fees. These fees are included in interest income. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value to the securities on loan. As with other extensions of credit, the Fund may bear the risk of delay of the loaned securities in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. At February 29, 2000, there were no outstanding security loans.

FOREIGN CURRENCY TRANSLATION All assets or liabilities initially expressed in terms of foreign currencies are translated into U.S. dollars based on London currency exchange quotations as of 5:00 P.M., London time, on the date of any determination of the net asset value of the Fund. Transactions affecting statement of operations accounts and net realized gain/(loss) on investments are translated at the rates prevailing at the dates of the transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in the exchange rate.

NOTE B -
MANAGEMENT FEE AND TRANSACTIONS
WITH AFFILIATES AND OTHERS

Under the present investment management contract, the Fund pays a monthly management fee to the Adviser for a continuous investment program equivalent, on an annual basis, to the sum of (a) 0.80% of the first $500,000,000 of the Fund's average daily net asset value and (b) 0.75% of the Fund's average daily net asset value in excess of $500,000,000.

The Adviser is responsible for managing the Fund's investment business affairs and overseeing the investment activities of Independence Investment Associates, Inc. (the "Sub-Adviser"). The Adviser has a sub-investment management contract with the Sub-Adviser, under which the Sub-Adviser, subject to the review of the Trustees and the overall supervision of the Adviser, provides the Fund with investment services and advice with respect to investment transactions, for which the Adviser pays the Sub-Adviser 55% of the advisory fee payable on the Fund's average daily net assets. Effective July 1, 1995, the Sub-Adviser has waived its fees until further notice.

The Adviser has agreed to limit the Fund's expenses further to the extent required to prevent expenses (not including 12b-1 fee and transfer agent fees) from exceeding 0.90% of the Funds average daily net assets. Accordingly, for the year ended February 29, 2000, the reduction in the Fund's expenses with any additional amounts not borne by the Fund by virtue of the expense limit amounted to $82,643. The Adviser reserves the right to terminate this limitation in the future.

The Fund has a distribution agreement with John Hancock Funds, Inc. ("JH Funds"), a wholly owned subsidiary of the Adviser. For the year ended February 29, 2000, net sales charges received with regard to sales of Class A shares amounted to $86,872. Out of this amount, $3,652 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $41,623 was paid as sales commissions to unrelated broker-dealers and $41,597 was paid as sales commissions to sales personnel of Signator Investors, Inc. ("Signator Investors"), a related broker-dealer. The Adviser's indirect parent, John Hancock Life Insurance Company ("JHLICo"), is the indirect sole shareholder of Signator Investors.

Class B shares which are redeemed within six years of purchase will be subject to a contingent deferred sales charge ("CDSC") at declining rates beginning at 5.0% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from the CDSC are paid to JH Funds and are used in whole or in part to defray its expenses related to providing distribution related services to the Fund in connection with the sale of Class B shares. For the year ended February 29, 2000, contingent deferred sales charges paid to JH Funds amounted to $8,515.

Class C shares which are redeemed within one year of purchase will be subject to a CDSC at a rate of 1.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from the CDSC are paid to JH Funds and are used in whole or in part to defray its expenses related to providing distribution related services to the Fund in connection with the sale of Class C shares. For the year ended February 29, 2000, contingent deferred sales charges paid to JH Funds amounted to $165.

In addition, to reimburse JH Funds for the services it provides as distributor of shares of the Fund, the Fund has adopted Distribution Plans with respect to Class A, Class B and Class C shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. Accordingly, the Fund will make payments to JH Funds for distribution and service expenses at an annual rate not to exceed 0.30% of Class A average daily net assets and 1.00% of Class B and Class C average daily net assets to reimburse JH Funds for its distribution and service costs. The Distributor has agreed not to impose the Fund's Class A 12b-1 fee until July 1, 2000, which as of February 29, 1999, amounted to $20,435. A maximum of 0.25% of such payments may be service fees as defined by the Conduct Rules of the National Association of Securities Dealers. Under the Conduct Rules, curtailment of a portion of the Fund's 12b-1 payments could occur under certain circumstances.

The Fund has a transfer agent agreement with John Hancock Signature Services, Inc. ("Signature Services"), an indirect wholly owned subsidiary of JHLICo. The Fund pays Signature Services a monthly transfer agent fee equivalent, on an annual basis, to 0.05% of its average daily net assets, plus certain out-of-pocket expenses.

The Fund has an agreement with the Adviser to perform necessary tax, accounting and legal services for the Fund. The compensation for the period was at an annual rate of less than 0.02% of the average net assets of the Fund.

Mr. Stephen L. Brown, Ms. Maureen R. Ford, Ms. Anne C. Hodsdon and Mr. Richard S. Scipione are directors and/or officers of the Adviser and/or its affiliates, as well as Trustees of the Fund. The compensation of unaffiliated Trustees is borne by the Fund. The unaffiliated Trustees may elect to defer, for tax purposes, their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover their liability for the deferred compensation. Investments to cover the Fund's deferred compensation liability are recorded on the Fund's books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investment as well as any unrealized gains or losses. The investment had no impact on the operations of the Fund.

NOTE C -
INVESTMENT TRANSACTIONS

Purchases and proceeds from sales of securities, other than obligations of the U.S. government and its agencies and short-term securities, during the year ended February 29, 2000, aggregated $25,410,087 and $9,755,198, respectively.

The cost of investments owned at February 29, 2000 (excluding the corporate savings account) for federal income tax purposes was $21,983,777. Gross unrealized appreciation and depreciation of investments aggregated $1,124,283 and $3,113,772, respectively, resulting in net unrealized depreciation of $1,989,489.

NOTE D -
RECLASSIFICATION OF ACCOUNTS

During the year ended February 29, 2000, the Fund has reclassified amounts to reflect a decrease in accumulated net realized gain on investments of $54,971, an increase in undistributed net investment income of $303 and an increase in capital paid-in of $54,668. This represents the amount necessary to report balances on a tax basis, excluding certain temporary differences, as of February 29, 2000. Additional adjustments may be needed in subsequent reporting periods. These reclassifications, which have no impact on the net asset value of the Fund, are primarily attributable to certain differences in the computation of distributable income and capital gains under federal tax rules versus generally accepted accounting principles, and the Fund's use of the tax accounting practice known as equalization. The calculation of net investment income per share in the financial highlights excludes these adjustments.



INDEPENDENT AUDITORS' REPORT
To the Shareholders and Board of Trustees of John Hancock Institutional Series Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of John Hancock Core Value Fund (the "Fund") as of February 29, 2000, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended, and the period from the commencement of operations to February 29, 1996. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at February 29, 2000 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund at February 29, 2000, the results of its operations, the changes in its net assets, and its financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
March 31, 2000


TAX INFORMATION NOTICE (UNAUDITED)

For federal income tax purposes, the following information is furnished with respect to the taxable distributions of the Fund for the fiscal year ended February 29, 2000.

The Fund has designated distributions to shareholders of $448,228 as a long-term capital gain dividend. These amounts were reported on the 1999 U.S. Treasury Department Form 1099-DIV.

With respect to the ordinary dividends paid by the Fund for the fiscal year ended February 29, 2000, 94.99% of the dividends qualify for the corporate dividends received deduction.


SHAREHOLDER MEETING (UNAUDITED)

On June 16, 1999, a special meeting of John Hancock Core Value Fund was held. The shareholders approved the following proposal (votes in parentheses):

To adopt a distribution plan providing for payments to John Hancock Funds, Inc. ("JH Funds") to provide certain services to the Fund's shareholders and to reimburse JH Funds for its expenses in connection with the sale of fund shares (401,584 FOR, 87,668 AGAINST and 18,165 ABSTAINING).



NOTES

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NOTES

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